UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

May 31, 2014

Columbia Dividend Opportunity Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Dividend Opportunity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Approval of Investment Management Services Agreement	46
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Dividend Opportunity Fund

Performance Overview

Performance Summary

>  Columbia Dividend Opportunity Fund (the Fund) Class A shares returned 17.30% excluding sales charges for the 12-month period that ended May 31, 2014.

>  During the period, the Fund performed in line with the MSCI USA High Dividend Yield Index (Net), a dividend-focused index that was added as a benchmark for the Fund on May 1, 2014, which returned 17.29% for the same period.

>  The Fund underperformed the broad-based Russell 1000 Value Index, which returned 19.60% for the same time period.

>  While the Fund's absolute gains were robust, the detracting effects of positioning in health care, energy, information technology and cash more than offset the positive contributions made by positioning in financials and telecommunication services relative to the Russell benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	08/01/88
Excluding sales charges		17.30	19.00	9.58
Including sales charges		10.55	17.61	8.93
Class B	03/20/95
Excluding sales charges		16.33	18.09	8.75
Including sales charges		11.33	17.89	8.75
Class C	06/26/00
Excluding sales charges		16.46	18.10	8.76
Including sales charges		15.46	18.10	8.76
Class I	03/04/04	17.83	19.50	10.03
Class K	03/20/95	17.37	19.14	9.79
Class R*	08/01/08	16.89	18.68	9.29
Class R4*	11/08/12	17.57	19.10	9.63
Class R5*	08/01/08	17.65	19.46	9.83
Class W*	12/01/06	17.28	19.00	9.56
Class Y*	11/08/12	17.84	19.16	9.65
Class Z*	09/27/10	17.65	19.24	9.69
MSCI USA High Dividend Yield Index (Net)		17.29	18.56	8.02
Russell 1000 Value Index		19.60	18.44	8.00

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g., 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of witholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Dividend Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Dividend Opportunity Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2014, the Fund's Class A shares gained 17.30% without sales charge. The Fund underperformed the broad-based Russell 1000 Value Index, which returned 19.60% for the same time period. While the Fund's absolute gains were robust, the detracting effects of positioning in health care, energy, information technology and cash more than offset the positive contributions made by positioning in financials and telecommunication services relative to the Russell benchmark.

Effective May 1, 2014, the MSCI USA High Dividend Yield Index (Net) was added as a more dividend-focused benchmark for the Fund. The Fund performed in line with the MSCI USA High Dividend Yield Index (Net), which returned 17.29% for the same period. Because the MSCI benchmark was added towards the end of the reporting period, this manager discussion provides relative comparisons vs. the broad-based Russell benchmark. Future manager discussions will focus relative comparisons vs. the MSCI benchmark.

U.S. Equities Gained Amidst Increased Corporate Profits

U.S. equities rallied during the annual period ended May 31, 2014, although leadership within the equity market fluctuated. U.S. economic growth was positive, but the pace of growth was somewhat uneven and below average relative to other post-recession recoveries. Economic conditions outside the U.S. were also variable, with European markets finally beginning to show signs of stabilization and recovery, while many emerging market economies slowed. Perhaps the biggest driver of U.S. equity gains during the annual period was higher valuations across most sectors of the market. Corporate profits grew steadily during the annual period, fueled by modest revenue gains and strong cost controls. Indeed, profit margins appeared to be at record highs for many companies and industries. Confidence also appeared to be increasing across the corporate sector, with a sharp increase in merger and acquisition activity, a slow but steady increase in hiring and spending intentions, and continued strong growth in dividends and share repurchase activity.

During the annual period overall, all ten sectors in the Russell benchmark generated positive double-digit absolute returns, led by the information technology, industrials, health care and materials sectors. The weakest sectors on a relative basis were telecommunication services, financials, utilities and energy.

Overall Stock Selection Hampered Results Most

Overall, the Fund's results were hurt primarily by stock selection decisions during the annual period. Sector allocation overall contributed positively.

Detracting most was stock selection in health care, wherein a position in pharmaceuticals company Sanofi particularly disappointed. Sanofi's stock rose during the annual period but lagged the Russell benchmark on concerns surrounding generic competition with its diabetes franchise and on the FDA's lack of approval of one of its multiple sclerosis drugs. These factors led Sanofi to reduce its 2014 earnings guidance. We sold the Fund's position in Sanofi in December 2013 but re-established the position in March 2014 at a lower point in the stock's share price, given that each of the issues that had driven its stock down had been somewhat mitigated by company management.

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2014)
Johnson & Johnson	4.5
Chevron Corp.	3.7
Merck & Co., Inc.	3.6
Pfizer, Inc.	3.3
Microsoft Corp.	3.2
Cisco Systems, Inc.	3.2
Procter & Gamble Co. (The)	2.9
Philip Morris International, Inc.	2.4
Lorillard, Inc.	2.3
Occidental Petroleum Corp.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Stock selection in energy hurt Fund results. In particular, a position in refiner HollyFrontier detracted. U.S. refiners had been enjoying wide margins between West Texas Intermediate and Brent crude oil prices, but that spread virtually disappeared early in the annual period and thus HollyFrontier's margins dropped sharply. Further, in the second quarter of 2014, the regularly-scheduled downtime of one of its refineries in Cheyenne, Wyoming proved to extend longer than anticipated. We sold the Fund's position in HollyFrontier in September 2013. A position in integrated oil company BP detracted, attributable primarily to the first half of the annual period on concerns about high capital expenditure requirements and on higher than anticipated costs associated with the last phases of resolution to the Gulf of Mexico spill.

In information technology, stock selection detracted more on either underweighted positions or lack of positions in several companies that performed strongly.

Further detracting from the Fund's results during the annual period was holding a position in cash when the U.S. equity market rose sharply.

Financials Underweight Aided Fund Results

Having an underweighted allocation to financials, which was the second-weakest performing sector in the Russell benchmark during the annual period, aided the Fund's results most.

The Fund had an overweighted allocation to telecommunications services sector — the weakest sector in the Russell benchmark during the period. Though this allocation had a negative impact on performance during the period, the impact was more than offset by our strong stock selection within telecommunications services. A position in German telecommunication services company Deutsche Telekom was a standout performer. A high quality, higher yielding stock, Deutsche Telekom benefited from better European economic data, good growth of the wireless industry in Europe and outperformance of the European telecommunications industry vs. the U.S. telecommunications industry during the annual period overall.

Elsewhere, a position in tobacco company Lorillard performed well, the single biggest individual contributor to the Fund's results during the annual period. Lorillard benefited from earnings acceleration, a dividend increase and news of its potential acquisition by a competitor, the combination of which drove its shares significantly higher.

We actively used equity-linked notes as a way to get exposure to stocks — across a wide spectrum of sectors — with lower than average yields but that provided attractive income opportunities. Such a strategy effectively added value during the annual period and provided broader market diversification. An equity-linked note is a debt instrument that varies from a standard fixed income security in that the coupon is built on the return of a single stock, a basket of stocks or an equity index, otherwise known as the underlying equity.

The Fund's positions in financials and industrials decreased during the annual period. Its allocations to information technology and energy increased. Changes in sector weightings during the reporting period were the result of both active trading decisions and individual stock appreciation and depreciation.

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	90.8
Consumer Discretionary	6.2
Consumer Staples	13.7
Energy	13.6
Financials	4.6
Health Care	17.1
Industrials	7.0
Information Technology	11.7
Materials	2.4
Telecommunication Services	7.3
Utilities	7.2
Equity-Linked Notes	8.0
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Dividend payments are not guaranteed. The amount of a dividend payment, if any, can vary over time and issuers may reduce dividends paid on securities in the event of a recession or adverse event affecting a specific industry or issuer. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At the end of the annual period, the Fund had greater weightings in the more traditionally defensive sectors, including consumer staples, telecommunications services, utilities and health care, and lesser allocations to the more economically-sensitive, cyclical sectors, including financials, industrials and consumer discretionary. However, it is important to note that such positioning was based not on our view of broad economic factors, anticipation of Fed policy or a forecast of market trends but rather on our bottom-up research. That said, we are comfortable with the Fund's current positioning based on our analysis of relative valuation given what we see as potential for some correction in the market, albeit neither long nor deep, following robust performance during the past 18 months or so. Further, we are not presently choosing to de-emphasize investments in cyclical sectors. We simply have not been finding buying opportunities that meet our criteria there.

Going forward, we currently intend to seek value opportunities in all sectors of the U.S. equity market, maintaining a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital. We believe such a bottom-up, fundamentally-focused strategy may benefit investors maintaining a long-term perspective.

Annual Report 2014
6

Columbia Dividend Opportunity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,078.40	1,019.90	5.23	5.09	1.01
Class B	1,000.00	1,000.00	1,075.00	1,016.16	9.10	8.85	1.76
Class C	1,000.00	1,000.00	1,075.50	1,016.16	9.11	8.85	1.76
Class I	1,000.00	1,000.00	1,081.40	1,021.89	3.17	3.07	0.61
Class K	1,000.00	1,000.00	1,078.70	1,020.39	4.72	4.58	0.91
Class R	1,000.00	1,000.00	1,077.10	1,018.65	6.52	6.34	1.26
Class R4	1,000.00	1,000.00	1,080.70	1,021.14	3.94	3.83	0.76
Class R5	1,000.00	1,000.00	1,081.00	1,021.69	3.37	3.28	0.65
Class W	1,000.00	1,000.00	1,079.40	1,019.95	5.18	5.04	1.00
Class Y	1,000.00	1,000.00	1,081.50	1,021.89	3.17	3.07	0.61
Class Z	1,000.00	1,000.00	1,080.50	1,021.14	3.94	3.83	0.76

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014
7

Columbia Dividend Opportunity Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 89.8%

Issuer	Shares	Value ($)
Consumer Discretionary 6.2%
Automobiles 1.1%
Daimler AG, Registered Shares	577,449	54,864,326
General Motors Co.	286,277	9,899,459
Total		64,763,785
Hotels, Restaurants & Leisure 1.6%
McDonald's Corp.	967,296	98,112,833
Household Durables 0.8%
Leggett & Platt, Inc.	1,501,661	50,936,341
Media 2.7%
Gannett Co., Inc.	1,713,229	47,610,634
National CineMedia, Inc.	1,594,673	24,988,526
Pearson PLC	1,547,102	30,366,961
Reed Elsevier NV	1,190,090	26,645,804
Regal Entertainment Group, Class A	1,925,234	37,561,315
Total		167,173,240
Total Consumer Discretionary		380,986,199
Consumer Staples 13.5%
Beverages 0.9%
Coca-Cola Co. (The)	1,419,061	58,053,786
Food & Staples Retailing 0.6%
SYSCO Corp.	913,095	34,268,455
Food Products 2.0%
ConAgra Foods, Inc.	1,095,300	35,378,190
Kraft Foods Group, Inc.	1,453,565	86,428,975
Total		121,807,165
Household Products 3.5%
Kimberly-Clark Corp.	406,268	45,644,210
Procter & Gamble Co. (The)	2,151,423	173,813,464
Total		219,457,674
Tobacco 6.5%
Altria Group, Inc.	2,567,955	106,724,210
Imperial Tobacco Group PLC	209,008	9,431,124
Lorillard, Inc.	2,275,035	141,438,926
Philip Morris International, Inc.	1,657,386	146,744,956
Total		404,339,216
Total Consumer Staples		837,926,296

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 13.4%
Oil, Gas & Consumable Fuels 13.4%
BP PLC, ADR	2,397,626	120,960,232
Chevron Corp.	1,816,085	222,997,077
ConocoPhillips	1,707,991	136,536,801
Enbridge Energy Management LLC(a)(b)	57,216	34
Kinder Morgan Management LLC(a)	2,471	2
Newfield Exploration Co.(b)	1	36
Occidental Petroleum Corp.	1,399,566	139,522,735
Royal Dutch Shell PLC, Class A	2,631,307	103,428,411
Spectra Energy Corp.	1,146,378	46,520,019
Total SA	888,805	62,371,856
Total		832,337,203
Total Energy		832,337,203
Financials 4.6%
Banks 3.1%
Bank of Montreal	882,543	62,042,773
JPMorgan Chase & Co.	2,274,265	126,380,906
Total		188,423,679
Capital Markets 1.5%
BlackRock, Inc.	238,111	72,600,044
New Mountain Finance Corp.	1,486,180	21,133,480
Total		93,733,524
Total Financials		282,157,203
Health Care 16.9%
Pharmaceuticals 16.9%
AbbVie, Inc.	1,853,517	100,701,579
Bristol-Myers Squibb Co.	662,995	32,977,371
Eli Lilly & Co.	1,339,731	80,196,298
Johnson & Johnson	2,660,633	269,947,824
Merck & Co., Inc.	3,721,878	215,347,861
Novartis AG, ADR	420,198	37,843,032
Pfizer, Inc.	6,742,523	199,780,956
Roche Holding AG, Genusschein Shares	259,106	76,241,687
Sanofi	291,332	31,150,815
Total		1,044,187,423
Total Health Care		1,044,187,423

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 7.0%
Aerospace & Defense 2.8%
Honeywell International, Inc.	658,370	61,327,166
Lockheed Martin Corp.	680,419	111,350,569
Total		172,677,735
Commercial Services & Supplies 1.5%
RR Donnelley & Sons Co.	2,394,201	37,924,144
Waste Management, Inc.	719,650	32,153,962
West Corp.	784,306	21,019,401
Total		91,097,507
Electrical Equipment 1.0%
Eaton Corp. PLC	827,677	60,991,518
Industrial Conglomerates 1.4%
General Electric Co.	3,313,241	88,761,726
Trading Companies & Distributors 0.3%
Fly Leasing Ltd., ADR	1,281,162	17,923,456
Total Industrials		431,451,942
Information Technology 11.5%
Communications Equipment 3.1%
Cisco Systems, Inc.	7,757,690	190,994,328
IT Services 0.4%
Paychex, Inc.	584,739	24,038,620
Semiconductors & Semiconductor Equipment 3.7%
Analog Devices, Inc.	446,843	23,405,636
Intel Corp.	4,159,758	113,644,589
Maxim Integrated Products, Inc.	298,387	10,219,755
Microchip Technology, Inc.	1,727,890	82,247,564
Total		229,517,544
Software 3.3%
CA, Inc.	267,690	7,680,026
Microsoft Corp.	4,783,796	195,848,608
Total		203,528,634
Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	77,672	49,166,376
Seagate Technology PLC	311,549	16,739,528
Total		65,905,904
Total Information Technology		713,985,030

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 2.4%
Chemicals 0.9%
LyondellBasell Industries NV, Class A	572,672	57,020,951
Containers & Packaging 1.5%
Packaging Corp. of America	1,329,611	91,955,897
Total Materials		148,976,848
Telecommunication Services 7.2%
Diversified Telecommunication Services 6.7%
AT&T, Inc.	2,671,339	94,752,394
BCE, Inc.	1,037,225	47,639,744
CenturyLink, Inc.	2,205,436	83,078,774
Deutsche Telekom AG, ADR	4,302,480	72,260,151
Telefonica SA, ADR	1	17
Telstra Corp., Ltd.	7,954,064	39,579,485
Verizon Communications, Inc.	1,614,734	80,672,111
Total		417,982,676
Wireless Telecommunication Services 0.5%
Vodafone Group PLC, ADR	872,968	30,562,610
Total Telecommunication Services		448,545,286
Utilities 7.1%
Electric Utilities 3.5%
American Electric Power Co., Inc.	498,280	26,583,238
Duke Energy Corp.	790,077	56,158,673
PPL Corp.	1,792,026	62,882,192
Terna Rete Elettrica Nazionale SpA	8,194,638	43,498,007
Xcel Energy, Inc.	789,958	24,299,108
Total		213,421,218
Multi-Utilities 3.6%
Ameren Corp.	780,694	30,720,309
National Grid PLC	3,713,279	55,395,320
PG&E Corp.	1,230,896	56,461,199
Public Service Enterprise Group, Inc.	566,478	22,069,983
SCANA Corp.	291,505	15,158,260
Sempra Energy	447,713	44,928,000
Total		224,733,071
Total Utilities		438,154,289
Total Common Stocks (Cost: $4,765,225,455)		5,558,707,719

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2014

Equity-Linked Notes 7.9%

Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG (linked to common stock of Pioneer Natural Resources Co.)(c) 08/22/14	8.790%	142,500	29,764,830
Goldman Sachs & Co. (linked to common stock of Dow Chemical Co. (The))(c) 07/23/14	7.300%	1,200,920	61,086,729
Goldman Sachs Group, Inc. (The)(c) (linked to common stock of Bank of America Corp.) 08/18/14	4.500%	3,855,700	57,964,512
(linked to common stock of Suncor Energy, Inc.) 08/22/14	4.000%	478,800	18,397,449
Senior Unsecured (linked to common stock of Walgreen Co.) 06/06/14	9.800%	585,870	41,910,322
Goldman Sachs International (linked to common stock of Comcast Corp.)(c) 07/23/14	4.000%	594,130	30,768,484
JPMorgan Chase Bank NA(c) (linked to common stock of Gilead Sciences, Inc.) 08/19/14	11.150%	381,470	31,066,917
(linked to common stock of JPMorgan Chase & Co.) 08/19/14	5.420%	287,430	29,381,094

Equity-Linked Notes (continued)

Issuer	Coupon Rate	Shares	Value ($)
Wells Fargo Bank NA (linked to common stock of Apple, Inc.)(c) 07/18/14	6.270%	331,391	188,240,030
Total Equity-Linked Notes (Cost: $458,779,514)			488,580,367

Money Market Funds 1.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(d)(e)	72,206,625	72,206,625
Total Money Market Funds (Cost: $72,206,625)		72,206,625
Total Investments (Cost: $5,296,211,594)		6,119,494,711
Other Assets & Liabilities, Net		69,027,110
Net Assets		6,188,521,821

Notes to Portfolio of Investments

(a)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2014 was $36, representing less than 0.01% of net assets. Information concerning such security holdings at May 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Enbridge Energy Management LLC	04/22/09	11
Kinder Morgan Management LLC	11/18/05	—

(b)  Non-income producing.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $488,580,367 or 7.89% of net assets.

(d)  The rate shown is the seven-day current annualized yield at May 31, 2014.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	168,075,571	2,752,435,716	(2,848,304,662)	72,206,625	124,494	72,206,625

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	269,109,108	111,877,091	—	380,986,199
Consumer Staples	828,495,172	9,431,124	—	837,926,296
Energy	666,536,900	165,800,303	—	832,337,203
Financials	282,157,203	—	—	282,157,203
Health Care	936,794,921	107,392,502	—	1,044,187,423
Industrials	431,451,942	—	—	431,451,942
Information Technology	713,985,030	—	—	713,985,030
Materials	148,976,848	—	—	148,976,848
Telecommunication Services	408,965,801	39,579,485	—	448,545,286
Utilities	339,260,962	98,893,327	—	438,154,289
Total Equity Securities	5,025,733,887	532,973,832	—	5,558,707,719
Other
Equity-Linked Notes	—	488,580,367	—	488,580,367
Total Other	—	488,580,367	—	488,580,367
Mutual Funds
Money Market Funds	72,206,625	—	—	72,206,625
Total Mutual Funds	72,206,625	—	—	72,206,625
Total	5,097,940,512	1,021,554,199	—	6,119,494,711

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $5,224,004,969)	$6,047,288,086
Affiliated issuers (identified cost $72,206,625)	72,206,625
Total investments (identified cost $5,296,211,594)	6,119,494,711
Cash	32,053
Foreign currency (identified cost $3)	3
Receivable for:
Investments sold	90,499,487
Capital shares sold	6,495,693
Dividends	24,724,770
Reclaims	1,265,562
Due from broker	3,322,143
Prepaid expenses	2,356
Total assets	6,245,836,778
Liabilities
Payable for:
Investments purchased	46,296,736
Capital shares purchased	6,358,247
Due to custodian	3,322,143
Investment management fees	90,798
Distribution and/or service fees	41,051
Transfer agent fees	806,526
Administration fees	7,785
Plan administration fees	908
Compensation of board members	131,572
Other expenses	259,191
Total liabilities	57,314,957
Net assets applicable to outstanding capital stock	$6,188,521,821
Represented by
Paid-in capital	$5,026,247,353
Undistributed net investment income	25,434,871
Accumulated net realized gain	313,581,847
Unrealized appreciation (depreciation) on:
Investments	823,283,117
Foreign currency translations	(25,367)
Total — representing net assets applicable to outstanding capital stock	$6,188,521,821

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$4,011,117,164
Shares outstanding	375,801,439
Net asset value per share	$10.67
Maximum offering price per share(a)	$11.32
Class B
Net assets	$39,216,658
Shares outstanding	3,705,535
Net asset value per share	$10.58
Class C
Net assets	$445,402,369
Shares outstanding	42,424,522
Net asset value per share	$10.50
Class I
Net assets	$205,816,882
Shares outstanding	19,201,761
Net asset value per share	$10.72
Class K
Net assets	$4,352,079
Shares outstanding	406,192
Net asset value per share	$10.71
Class R
Net assets	$31,543,537
Shares outstanding	2,957,873
Net asset value per share	$10.66
Class R4
Net assets	$79,510,490
Shares outstanding	7,356,493
Net asset value per share	$10.81
Class R5
Net assets	$310,352,493
Shares outstanding	28,937,949
Net asset value per share	$10.72
Class W
Net assets	$201,414
Shares outstanding	18,846
Net asset value per share	$10.69
Class Y
Net assets	$38,342,316
Shares outstanding	3,541,611
Net asset value per share	$10.83

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class Z
Net assets	$1,022,666,419
Shares outstanding	95,508,647
Net asset value per share	$10.71

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Dividend Opportunity Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$229,099,819
Dividends — affiliated issuers	124,494
Interest	96,866
Foreign taxes withheld	(2,995,827)
Total income	226,325,352
Expenses:
Investment management fees	32,346,334
Distribution and/or service fees
Class A	9,765,592
Class B	450,489
Class C	3,827,663
Class R	118,099
Class W	73,627
Transfer agent fees
Class A	6,241,223
Class B	72,269
Class C	609,243
Class K	2,001
Class R	37,422
Class R4	73,681
Class R5	123,982
Class W	48,965
Class Z	1,659,377
Administration fees	2,777,270
Plan administration fees
Class K	10,020
Compensation of board members	111,502
Custodian fees	77,618
Printing and postage fees	488,953
Registration fees	270,839
Professional fees	86,503
Other	173,899
Total expenses	59,446,571
Expense reductions	(60)
Total net expenses	59,446,511
Net investment income	166,878,841
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	625,196,911
Foreign currency translations	(59,319)
Net realized gain	625,137,592
Net change in unrealized appreciation (depreciation) on:
Investments	173,423,791
Foreign currency translations	(6,011)
Net change in unrealized appreciation (depreciation)	173,417,780
Net realized and unrealized gain	798,555,372
Net increase in net assets resulting from operations	$965,434,213

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations
Net investment income	$166,878,841	$163,523,037
Net realized gain	625,137,592	283,877,443
Net change in unrealized appreciation (depreciation)	173,417,780	634,120,584
Net increase in net assets resulting from operations	965,434,213	1,081,521,064
Distributions to shareholders
Net investment income
Class A	(107,397,242)	(105,414,371)
Class B	(938,047)	(1,423,376)
Class C	(7,666,903)	(5,608,504)
Class I	(8,002,514)	(12,236,307)
Class K	(113,493)	(142,653)
Class R	(570,891)	(369,086)
Class R4	(1,244,131)	(1,174)
Class R5	(7,623,121)	(1,374,104)
Class W	(775,702)	(919,601)
Class Y	(839,687)	(52)
Class Z	(31,328,614)	(33,854,122)
Net realized gains
Class A	(192,539,299)	—
Class B	(2,141,190)	—
Class C	(19,198,060)	—
Class I	(9,044,764)	—
Class K	(182,448)	—
Class R	(1,162,986)	—
Class R4	(2,549,539)	—
Class R5	(12,996,935)	—
Class W	(15,949)	—
Class Y	(1,539,750)	—
Class Z	(50,252,924)	—
Total distributions to shareholders	(458,124,189)	(161,343,350)
Increase (decrease) in net assets from capital stock activity	(129,672,681)	995,260,431
Total increase in net assets	377,637,343	1,915,438,145
Net assets at beginning of year	5,810,884,478	3,895,446,333
Net assets at end of year	$6,188,521,821	$5,810,884,478
Undistributed net investment income	$25,434,871	$24,711,983

(a) Class R4 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	107,456,138	1,085,316,778	121,006,160	1,087,791,482
Distributions reinvested	29,880,253	293,889,247	11,872,440	102,879,545
Redemptions	(138,331,998)	(1,395,305,489)	(82,959,653)	(747,875,767)
Net increase (decrease)	(995,607)	(16,099,464)	49,918,947	442,795,260
Class B shares
Subscriptions	344,191	3,444,072	742,215	6,556,933
Distributions reinvested	311,201	3,036,016	164,037	1,401,205
Redemptions(b)	(2,425,936)	(24,439,679)	(2,459,157)	(21,158,703)
Net decrease	(1,770,544)	(17,959,591)	(1,552,905)	(13,200,565)
Class C shares
Subscriptions	13,020,039	129,675,626	16,683,739	148,623,655
Distributions reinvested	2,461,417	23,867,144	573,684	4,899,244
Redemptions	(5,411,061)	(54,029,241)	(2,741,597)	(24,306,219)
Net increase	10,070,395	99,513,529	14,515,826	129,216,680
Class I shares
Subscriptions	1,118,817	11,128,666	2,124,790	19,113,653
Distributions reinvested	1,729,333	17,046,034	1,408,830	12,235,792
Redemptions	(15,227,765)	(160,404,863)	(9,457,609)	(88,619,088)
Net decrease	(12,379,615)	(132,230,163)	(5,923,989)	(57,269,643)
Class K shares
Subscriptions	61,695	626,655	93,331	836,391
Distributions reinvested	29,973	295,941	16,410	142,653
Redemptions	(87,886)	(897,169)	(154,988)	(1,432,690)
Net increase (decrease)	3,782	25,427	(45,247)	(453,646)
Class R shares
Subscriptions	1,541,177	15,630,728	1,631,583	14,528,806
Distributions reinvested	146,515	1,442,462	32,048	279,227
Redemptions	(498,106)	(5,056,135)	(554,588)	(5,052,577)
Net increase	1,189,586	12,017,055	1,109,043	9,755,456
Class R4 shares
Subscriptions	7,032,011	72,134,128	1,275,705	12,543,935
Distributions reinvested	379,751	3,791,944	117	1,123
Redemptions	(1,283,886)	(13,178,138)	(47,205)	(470,013)
Net increase	6,127,876	62,747,934	1,228,617	12,075,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital Stock Activity (continued)
Class R5 shares
Subscriptions	16,917,879	172,147,740	17,880,082	171,582,783
Distributions reinvested	1,829,882	18,088,125	59,928	519,067
Redemptions	(9,201,091)	(93,469,406)	(2,319,719)	(21,582,194)
Net increase	9,546,670	96,766,459	15,620,291	150,519,656
Class W shares
Subscriptions	635,993	6,380,217	11,825,762	109,416,279
Distributions reinvested	81,373	791,208	103,965	919,426
Redemptions	(13,731,919)	(140,521,852)	(1,144,750)	(10,685,646)
Net increase (decrease)	(13,014,553)	(133,350,427)	10,784,977	99,650,059
Class Y shares
Subscriptions	3,496,329	35,642,821	410,786	4,183,780
Distributions reinvested	230,135	2,303,105	—	—
Redemptions	(592,724)	(6,103,477)	(2,915)	(29,854)
Net increase	3,133,740	31,842,449	407,871	4,153,926
Class Z shares
Subscriptions	24,022,144	243,699,050	64,614,431	574,902,235
Distributions reinvested	6,967,801	68,717,653	3,381,849	29,468,155
Redemptions	(43,883,978)	(445,362,592)	(41,821,178)	(386,352,187)
Net increase (decrease)	(12,894,033)	(132,945,889)	26,175,102	218,018,203
Total net increase (decrease)	(10,982,303)	(129,672,681)	112,238,533	995,260,431

(a) Class R4 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,						Year Ended June 30,
Class A	2014		2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.83		$8.14		$8.31		$6.31	$5.58	$7.72
Income from investment operations:
Net investment income	0.28		0.30		0.26		0.31	0.23	0.25
Net realized and unrealized gain (loss)	1.34		1.69		(0.22)		1.98	0.76	(2.10)
Total from investment operations	1.62		1.99		0.04		2.29	0.99	(1.85)
Less distributions to shareholders:
Net investment income	(0.28)		(0.30)		(0.21)		(0.29)	(0.26)	(0.29)
Net realized gains	(0.50)		—		—		—	—	—
Total distributions to shareholders	(0.78)		(0.30)		(0.21)		(0.29)	(0.26)	(0.29)
Net asset value, end of period	$10.67		$9.83		$8.14		$8.31	$6.31	$5.58
Total return	17.30%		25.05%		0.58%		36.74%	17.60%	(23.98%)
Ratios to average net assets(b)
Total gross expenses	1.01%		1.05%		1.08	%(c)	1.16%	1.20%	1.13%
Total net expenses(d)	1.01	%(e)	1.05	%(e)	1.08	%(c)(e)	1.16%	1.16%	1.03%
Net investment income	2.75%		3.32%		3.49	%(c)	4.01%	3.51%	4.23%
Supplemental data
Net assets, end of period (in thousands)	$4,011,117		$3,705,617		$2,660,013		$1,630,280	$883,208	$793,421
Portfolio turnover	73%		62%		28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended June 30,
Class B	2014		2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.76		$8.08		$8.26		$6.27	$5.54	$7.67
Income from investment operations:
Net investment income	0.20		0.23		0.20		0.27	0.18	0.21
Net realized and unrealized gain (loss)	1.32		1.69		(0.22)		1.95	0.76	(2.10)
Total from investment operations	1.52		1.92		(0.02)		2.22	0.94	(1.89)
Less distributions to shareholders:
Net investment income	(0.20)		(0.24)		(0.16)		(0.23)	(0.21)	(0.24)
Net realized gains	(0.50)		—		—		—	—	—
Total distributions to shareholders	(0.70)		(0.24)		(0.16)		(0.23)	(0.21)	(0.24)
Net asset value, end of period	$10.58		$9.76		$8.08		$8.26	$6.27	$5.54
Total return	16.33%		24.21%		(0.14%)		35.72%	16.79%	(24.60%)
Ratios to average net assets(b)
Total gross expenses	1.76%		1.80%		1.83	%(c)	1.92%	1.96%	1.89%
Total net expenses(d)	1.76	%(e)	1.80	%(e)	1.83	%(c)(e)	1.91%	1.92%	1.79%
Net investment income	1.98%		2.58%		2.68	%(c)	3.50%	2.73%	3.45%
Supplemental data
Net assets, end of period (in thousands)	$39,217		$53,428		$56,776		$65,777	$68,145	$91,922
Portfolio turnover	73%		62%		28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended June 30,
Class C	2014		2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.68		$8.02		$8.22		$6.25	$5.53	$7.65
Income from investment operations:
Net investment income	0.20		0.23		0.20		0.25	0.18	0.20
Net realized and unrealized gain (loss)	1.32		1.68		(0.23)		1.96	0.76	(2.07)
Total from investment operations	1.52		1.91		(0.03)		2.21	0.94	(1.87)
Less distributions to shareholders:
Net investment income	(0.20)		(0.25)		(0.17)		(0.24)	(0.22)	(0.25)
Net realized gains	(0.50)		—		—		—	—	—
Total distributions to shareholders	(0.70)		(0.25)		(0.17)		(0.24)	(0.22)	(0.25)
Net asset value, end of period	$10.50		$9.68		$8.02		$8.22	$6.25	$5.53
Total return	16.46%		24.25%		(0.25%)		35.71%	16.77%	(24.51%)
Ratios to average net assets(b)
Total gross expenses	1.76%		1.80%		1.84	%(c)	1.91%	1.95%	1.88%
Total net expenses(d)	1.76	%(e)	1.80	%(e)	1.84	%(c)(e)	1.90%	1.91%	1.78%
Net investment income	2.06%		2.56%		2.76	%(c)	3.26%	2.77%	3.46%
Supplemental data
Net assets, end of period (in thousands)	$445,402		$313,275		$143,150		$52,281	$21,354	$14,770
Portfolio turnover	73%		62%		28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class I	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.87	$8.17	$8.34		$6.32	$5.59	$7.73
Income from investment operations:
Net investment income	0.31	0.34	0.29		0.35	0.26	0.27
Net realized and unrealized gain (loss)	1.36	1.70	(0.23)		1.99	0.76	(2.10)
Total from investment operations	1.67	2.04	0.06		2.34	1.02	(1.83)
Less distributions to shareholders:
Net investment income	(0.32)	(0.34)	(0.23)		(0.32)	(0.29)	(0.31)
Net realized gains	(0.50)	—	—		—	—	—
Total distributions to shareholders	(0.82)	(0.34)	(0.23)		(0.32)	(0.29)	(0.31)
Net asset value, end of period	$10.72	$9.87	$8.17		$8.34	$6.32	$5.59
Total return	17.83%	25.59%	0.90%		37.51%	18.06%	(23.66%)
Ratios to average net assets(b)
Total gross expenses	0.60%	0.62%	0.66	%(c)	0.75%	0.75%	0.66%
Total net expenses(d)	0.60%	0.62%	0.66	%(c)	0.75%	0.72%	0.66%
Net investment income	3.08%	3.76%	3.90	%(c)	4.58%	3.94%	4.60%
Supplemental data
Net assets, end of period (in thousands)	$205,817	$311,786	$306,301		$232,481	$165,701	$158,905
Portfolio turnover	73%	62%	28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class K	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.87	$8.17	$8.34		$6.33	$5.59	$7.74
Income from investment operations:
Net investment income	0.29	0.31	0.27		0.32	0.24	0.27
Net realized and unrealized gain (loss)	1.34	1.71	(0.23)		1.99	0.77	(2.11)
Total from investment operations	1.63	2.02	0.04		2.31	1.01	(1.84)
Less distributions to shareholders:
Net investment income	(0.29)	(0.32)	(0.21)		(0.30)	(0.27)	(0.31)
Net realized gains	(0.50)	—	—		—	—	—
Total distributions to shareholders	(0.79)	(0.32)	(0.21)		(0.30)	(0.27)	(0.31)
Net asset value, end of period	$10.71	$9.87	$8.17		$8.34	$6.33	$5.59
Total return	17.37%	25.25%	0.68%		36.95%	17.90%	(23.86%)
Ratios to average net assets(b)
Total gross expenses	0.91%	0.90%	0.94	%(c)	1.01%	1.06%	0.96%
Total net expenses(d)	0.91%	0.90%	0.94	%(c)	1.01%	1.02%	0.75%
Net investment income	2.88%	3.47%	3.60	%(c)	4.05%	3.65%	4.50%
Supplemental data
Net assets, end of period (in thousands)	$4,352	$3,972	$3,656		$3,795	$1,456	$490
Portfolio turnover	73%	62%	28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended June 30,
Class R	2014		2013		2012(a)		2011	2010	2009(b)
Per share data
Net asset value, beginning of period	$9.83		$8.14		$8.33		$6.32	$5.59	$7.67
Income from investment operations:
Net investment income	0.26		0.28		0.25		0.29	0.25	0.23
Net realized and unrealized gain (loss)	1.32		1.70		(0.24)		1.99	0.72	(2.03)
Total from investment operations	1.58		1.98		0.01		2.28	0.97	(1.80)
Less distributions to shareholders:
Net investment income	(0.25)		(0.29)		(0.20)		(0.27)	(0.24)	(0.28)
Net realized gains	(0.50)		—		—		—	—	—
Total distributions to shareholders	(0.75)		(0.29)		(0.20)		(0.27)	(0.24)	(0.28)
Net asset value, end of period	$10.66		$9.83		$8.14		$8.33	$6.32	$5.59
Total return	16.89%		24.84%		0.31%		36.53%	17.19%	(23.53%)
Ratios to average net assets(c)
Total gross expenses	1.26%		1.30%		1.32	%(d)	1.42%	1.58%	1.46	%(d)
Total net expenses(e)	1.26	%(f)	1.30	%(f)	1.32	%(d)(f)	1.42%	1.51%	1.33	%(d)
Net investment income	2.61%		3.05%		3.36	%(d)	3.79%	3.76%	4.23	%(d)
Supplemental data
Net assets, end of period (in thousands)	$31,544		$17,375		$5,365		$464	$196	$4
Portfolio turnover	73%		62%		28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  For the period from August 1, 2008 (commencement of operations) to June 30, 2009.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.95		$8.62
Income from investment operations:
Net investment income	0.33		0.20
Net realized and unrealized gain	1.33		1.31
Total from investment operations	1.66		1.51
Less distributions to shareholders:
Net investment income	(0.30)		(0.18)
Net realized gains	(0.50)		—
Total distributions to shareholders	(0.80)		(0.18)
Net asset value, end of period	$10.81		$9.95
Total return	17.57%		17.71%
Ratios to average net assets(b)
Total gross expenses	0.77%		0.83	%(c)
Total net expenses(d)	0.77	%(e)	0.83	%(c)
Net investment income	3.23%		3.64	%(c)
Supplemental data
Net assets, end of period (in thousands)	$79,510		$12,222
Portfolio turnover	73%		62%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class R5	2014	2013	2012(a)		2011	2010	2009(b)
Per share data
Net asset value, beginning of period	$9.88	$8.17	$8.34		$6.33	$5.59	$7.67
Income from investment operations:
Net investment income	0.32	0.33	0.29		0.32	0.28	0.26
Net realized and unrealized gain (loss)	1.34	1.72	(0.23)		2.01	0.75	(2.03)
Total from investment operations	1.66	2.05	0.06		2.33	1.03	(1.77)
Less distributions to shareholders:
Net investment income	(0.32)	(0.34)	(0.23)		(0.32)	(0.29)	(0.31)
Net realized gains	(0.50)	—	—		—	—	—
Total distributions to shareholders	(0.82)	(0.34)	(0.23)		(0.32)	(0.29)	(0.31)
Net asset value, end of period	$10.72	$9.88	$8.17		$8.34	$6.33	$5.59
Total return	17.65%	25.68%	0.89%		37.27%	18.20%	(23.10%)
Ratios to average net assets(c)
Total gross expenses	0.65%	0.66%	0.67	%(d)	0.75%	0.82%	0.72	%(d)
Total net expenses(e)	0.65%	0.66%	0.67	%(d)	0.75%	0.78%	0.72	%(d)
Net investment income	3.19%	3.52%	3.88	%(d)	3.95%	4.05%	4.85	%(d)
Supplemental data
Net assets, end of period (in thousands)	$310,352	$191,577	$30,819		$21,589	$968	$4
Portfolio turnover	73%	62%	28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  For the period from August 1, 2008 (commencement of operations) to June 30, 2009.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended June 30,
Class W	2014		2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.85		$8.15		$8.33		$6.32	$5.59	$7.73
Income from investment operations:
Net investment income	0.24		0.30		0.25		0.27	0.23	0.25
Net realized and unrealized gain (loss)	1.38		1.71		(0.23)		2.04	0.76	(2.10)
Total from investment operations	1.62		2.01		0.02		2.31	0.99	(1.85)
Less distributions to shareholders:
Net investment income	(0.28)		(0.31)		(0.20)		(0.30)	(0.26)	(0.29)
Net realized gains	(0.50)		—		—		—	—	—
Total distributions to shareholders	(0.78)		(0.31)		(0.20)		(0.30)	(0.26)	(0.29)
Net asset value, end of period	$10.69		$9.85		$8.15		$8.33	$6.32	$5.59
Total return	17.28%		25.19%		0.38%		36.95%	17.55%	(24.01%)
Ratios to average net assets(b)
Total gross expenses	1.01%		1.05%		1.11	%(c)	1.14%	1.18%	1.09%
Total net expenses(d)	1.01	%(e)	1.05	%(e)	1.11	%(c)(e)	1.14%	1.18%	1.09%
Net investment income	2.32%		3.27%		3.42	%(c)	3.36%	3.49%	4.18%
Supplemental data
Net assets, end of period (in thousands)	$201		$128,328		$18,330		$21,260	$4	$3
Portfolio turnover	73%		62%		28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.96	$8.63
Income from investment operations:
Net investment income	0.34	0.22
Net realized and unrealized gain	1.35	1.29
Total from investment operations	1.69	1.51
Less distributions to shareholders:
Net investment income	(0.32)	(0.18)
Net realized gains	(0.50)	—
Total distributions to shareholders	(0.82)	(0.18)
Net asset value, end of period	$10.83	$9.96
Total return	17.84%	17.73%
Ratios to average net assets(b)
Total gross expenses	0.61%	0.71	%(c)
Total net expenses(d)	0.61%	0.71	%(c)
Net investment income	3.29%	4.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$38,342	$4,064
Portfolio turnover	73%	62%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended June 30,
Class Z	2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$9.86		$8.16		$8.34		$7.20
Income from investment operations:
Net investment income	0.30		0.32		0.28		0.24
Net realized and unrealized gain (loss)	1.35		1.71		(0.24)		1.14
Total from investment operations	1.65		2.03		0.04		1.38
Less distributions to shareholders:
Net investment income	(0.30)		(0.33)		(0.22)		(0.24)
Net realized gains	(0.50)		—		—		—
Total distributions to shareholders	(0.80)		(0.33)		(0.22)		(0.24)
Net asset value, end of period	$10.71		$9.86		$8.16		$8.34
Total return	17.65%		25.42%		0.65%		19.28%
Ratios to average net assets(c)
Total gross expenses	0.76%		0.80%		0.84	%(d)	0.87	%(d)
Total net expenses(e)	0.76	%(f)	0.80	%(f)	0.84	%(d)(f)	0.87	%(d)
Net investment income	3.00%		3.58%		3.79	%(d)	3.98	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,022,666		$1,069,240		$671,036		$138,659
Portfolio turnover	73%		62%		28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Dividend Opportunity Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are

Annual Report 2014
31

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2014

generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2014
32

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2014

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.54% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $11,588.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

Annual Report 2014
33

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2014

Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.16
Class R5	0.05
Class W	0.17
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,437,000 and $1,406,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,111,250 for Class A, $6,731 for Class B and $46,790 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the

Annual Report 2014
34

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2014

periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.16%	1.19%
Class B	1.91	1.94
Class C	1.91	1.94
Class I	0.78	0.79
Class K	1.08	1.09
Class R	1.41	1.44
Class R4	0.91	0.94
Class R5	0.83	0.84
Class W	1.16	1.19
Class Y	0.78	0.79
Class Z	0.91	0.94

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and adjustments on certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities.

Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$344,392
Accumulated net realized gain	(344,392)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$207,967,245	$161,343,350
Long-term capital gains	250,156,944	—
Total	458,124,189	161,343,350

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$97,216,858
Undistributed long-term capital gains	246,521,342
Net unrealized appreciation	818,691,428

At May 31, 2014, the cost of investments for federal income tax purposes was $5,300,803,283 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$839,041,895
Unrealized depreciation	(20,350,467)
Net unrealized appreciation	818,691,428

For the year ended May 31, 2014, $17,142,277 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to

Annual Report 2014
35

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2014

$4,322,267,171 and $4,694,040,916, respectively, for the year ended May 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, one unaffiliated shareholder of record owned 10.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 53.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may

Annual Report 2014
36

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2014

result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
37

Columbia Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Opportunity Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
38

Columbia Dividend Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	81.84%
Dividends Received Deduction	62.44%
Capital Gain Dividend	$521,512,200

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
39

Columbia Dividend Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
40

Columbia Dividend Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
41

Columbia Dividend Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
42

Columbia Dividend Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
43

Columbia Dividend Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
44

Columbia Dividend Opportunity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
45

Columbia Dividend Opportunity Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
46

Columbia Dividend Opportunity Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment. The Board observed that appropriate steps (such as changes to the management team) had been taken to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio was below the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
47

This page intentionally left blank.

Annual Report 2014
48

Columbia Dividend Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN140_05_D01_(07/14)

Annual Report

May 31, 2014

Columbia Absolute Return Emerging Markets Macro Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Absolute Return Emerging Markets Macro Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers	38
Approval of Investment Management Services Agreement	44
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Absolute Return Emerging Markets Macro Fund

Performance Overview

Performance Summary

>  Columbia Absolute Return Emerging Markets Macro Fund (the Fund) Class A shares returned 0.30% excluding sales charges for the 12-month period that ended May 31, 2014.

>  To compare, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.04% and the 1 Month USD LIBOR returned 0.17% for the same time period.

>  The Fund primarily used interest rate, credit and currency strategies to navigate volatility within the emerging market fixed income asset class during the annual period.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	Life
Class A	04/07/11
Excluding sales charges		0.30	1.79
Including sales charges		-5.47	-0.11
Class B	04/07/11
Excluding sales charges		-0.38	1.03
Including sales charges		-5.26	0.09
Class C	04/07/11
Excluding sales charges		-0.49	1.00
Including sales charges		-1.46	1.00
Class I	04/07/11	0.75	2.21
Class R	04/07/11	0.13	1.53
Class R5*	11/08/12	0.71	2.03
Class W	04/07/11	0.29	1.77
Class Z	04/07/11	0.55	2.02
Citigroup 3-Month U.S. Treasury Bill Index		0.04	0.06
1 Month USD LIBOR		0.17	0.21

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

The 1 Month USD LIBOR is the average interest rate at which a selection of banks in London lend U.S. dollar funds from one another with a maturity of one month. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Absolute Return Emerging Markets Macro Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 7, 2011 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Emerging Markets Macro Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Absolute Return Emerging Markets Macro Fund

Manager Discussion of Fund Performance

At May 31, 2014, approximately 73% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2014, the Fund's Class A shares returned 0.30% excluding sales charges. To compare, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.04% and the 1 Month USD LIBOR returned 0.17% for the same time period. The Fund primarily used interest rate, credit and currency strategies to navigate volatility within the emerging market fixed income asset class during the annual period.

Tale of Two Halves

Emerging market bonds and currencies experienced a tale of two halves within the annual period ended May 31, 2014. The first eight months of the fiscal year saw the JPMorgan EMBI Global Index (EMBIG) fall approximately 4%. (The EMBIG, a widely used emerging market sovereign debt benchmark, includes U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.) This coincided with spreads (yield differentials between emerging market sovereign bonds and U.S. Treasuries) widening by about 70 basis points to peak at 396 basis points (a basis point is 1/100th of a percentage point). Most of the riskier emerging market currencies also experienced significant sell-offs during these months, with the Indonesian rupiah, Turkish lira and Brazilian real each declining by 15% to 25%. By contrast, the last four months of the annual period saw a significant turnaround in performance, with the EMBIG returning more than 8% to end the annual period with a 4.84% annualized return. EMBIG spreads tightened by approximately 100 basis points, and most emerging market currencies rallied, gaining back approximately one-third of their lost ground from the first eight months of the fiscal year.

Varied Investment Approach

The Fund pursues a positive absolute return by exploiting macro-level views on emerging market debt and currencies, seeking to identify investment opportunities by employing a combination of top-down fundamental research, economic policy and political assessments, and quantitative and technical analyses.

For the annual period overall, positions in the sovereign debt of Romania, Colombia and the Dominican Republic boosted the Fund's performance. The Fund's shorter duration positioning than that of the EMBIG further added value, as rates increased during the annual period overall.

Most emerging market currency positions detracted from the Fund's results during the annual period.

Portfolio Management

Henry Stipp, PhD

Jim Carlen, CFA

Sector Allocation (%) (at May 31, 2014)
Sovereign	24.4
USD denominated	14.5
non-USD denominated	9.9
Quasi Sovereign	16.4
Corporate Bonds & Notes	4.5
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	54.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $50.0 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Quality Breakdown (%) (at May 31, 2014)
AAA rating	10.0
AA rating	24.1
A rating	2.4
BBB rating	36.3
BB rating	2.7
B rating	15.4
Not rated	9.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as

Annual Report 2014
4

Columbia Absolute Return Emerging Markets Macro Fund

Manager Discussion of Fund Performance (continued)

Exposure to Solid Commodity Exporters Maintained

Throughout the annual period, the Fund was positioned with a focus on emerging markets with what we considered to have credible policy management and little external financing requirements. We also maintained exposure to solid commodity exporters, such as Colombia, Brazil, Peru, Malaysia and Indonesia. At the end of the annual period, the Fund's top currency exposures were to the Mexican peso, the Malaysian ringgit, Chinese yuan renminbi and the Polish zloty.

Looking Ahead

At present, our view ahead for emerging market debt remains positive but cognizant of both the significant external risks that form the investing context for the sector as well as some growing emerging market-specific risks. Global economic growth, in terms of its magnitude, country mix and sustainability, has become an increasingly important concern for emerging market investors in 2014.

U.S. economic growth appeared, at the end of May 2014, to be a bright spot in this context, but the recovery, to date, has remained suboptimal and has continued to show a pattern of modestly stronger and weaker quarters. At this time, emerging market economic growth, collectively, looks to us to be on a modest improvement trend, but with a great deal of dispersion among countries.

Notwithstanding these concerns, we currently remain cautiously optimistic on global economic growth overall for the year ahead and constructive in our view on commodity prices. We believe solid emerging market sovereign balance sheets, policy flexibility to respond to external developments and reasonably solid commodity prices should mean that emerging market debt continues to have some important underlying supports.

Notional Market Value (in USD) of
Forward Foreign Currency Contracts Exposure as a % of Net Assets

CNY  China, Yuan Renminbi

BRL  Brazilian Real

EUR  Euro

MXN  Mexican Peso

MYR  Malaysia Ringgits

PLN  Polish Zloty

RUB  Russian Rouble

SGD  Singapore Dollar

TRY  Turkish Lira

"Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Foreign Debt Percentages by Country (%) at May 31, 2014
China	10.9
Colombia	9.0
Russian Federation	5.0
Brazil	4.4
Peru	4.4
Singapore	4.0
Indonesia	3.6
Venezuela	3.3
Panama	3.1
Dominican Republic	2.9
South Korea	2.9
Chile	2.8
Qatar	2.4
Romania	1.2
Trinidad and Tobago	1.2
Guatemala	1.1
Morocco	1.0
United Arab Emirates	1.0
Mexico	0.5
Slovena	0.5
Greece	0.0	(a)
Turkey	(2.6)

Percentages indicated are based upon Fund net assets and include market value of credit default swaps valued at notional but do not include investments in forward foreign currency contracts. The Fund's portfolio composition is subject to change.

Foreign debt exposure is defined as exposure to foreign debt, through bond or derivative investments, issued in a currency different from the currency that the sovereign entity can produce (print) itself.

(a) Rounds to zero.

Annual Report 2014
5

Columbia Absolute Return Emerging Markets Macro Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market and sovereign debt issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund's income and yield. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Short positions (where the underlying asset is not owned) can create unlimited risk. As a non-diversified fund, fewer investments could have a greater affect on performance.

Annual Report 2014
6

Columbia Absolute Return Emerging Markets Macro Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.80	1,017.30	7.72	7.70	1.53
Class B	1,000.00	1,000.00	1,022.00	1,013.56	11.49	11.45	2.28
Class C	1,000.00	1,000.00	1,021.10	1,013.56	11.49	11.45	2.28
Class I	1,000.00	1,000.00	1,027.30	1,019.55	5.46	5.44	1.08
Class R	1,000.00	1,000.00	1,024.10	1,016.06	8.98	8.95	1.78
Class R5	1,000.00	1,000.00	1,027.90	1,019.30	5.71	5.69	1.13
Class W	1,000.00	1,000.00	1,025.80	1,017.30	7.73	7.70	1.53
Class Z	1,000.00	1,000.00	1,026.10	1,018.55	6.47	6.44	1.28

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 4.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colombia 4.1%
Corporación Andina de Fomento Senior Unsecured 01/15/16	3.750%	3,965,000	4,111,570
Total Corporate Bonds & Notes (Cost: $3,991,178)			4,111,570

Foreign Government Obligations(a)(b) 36.3%

Chile 2.8%
Chile Government International Bond Senior Unsecured 08/05/20	5.500%	CLP	1,500,000,000	2,824,988
Colombia 2.9%
Colombia Government International Bond Senior Unsecured 07/12/21	4.375%		1,700,000	1,836,000
Empresa de Energia de Bogota SA ESP Senior Unsecured(c) 11/10/21	6.125%		1,000,000	1,090,935
Total				2,926,935
Dominican Republic 2.9%
Dominican Republic International Bond Senior Unsecured(c) 05/06/21	7.500%		2,600,000	2,972,071
Greece — %
Hellenic Republic Government Bond Senior Unsecured(d) 10/15/42	0.000%	EUR	1,417,500	26,771
Guatemala 1.1%
Guatemala Government Bond Senior Unsecured(c) 06/06/22	5.750%		1,000,000	1,098,750
Indonesia 3.6%
Indonesia Treasury Bond Senior Unsecured 10/15/14	11.000%	IDR	9,090,000,000	790,265
09/15/16	7.375%	IDR	9,600,000,000	822,270
PT Perusahaan Listrik Negara Senior Unsecured(c) 11/22/21	5.500%		1,945,000	2,039,825
Total				3,652,360

Foreign Government Obligations(a)(b) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico 0.5%
Mexican Bonos 12/15/16	7.250%	MXN	5,671,000	474,498
Morocco 1.0%
Morocco Government International Bond Senior Unsecured(c) 12/11/22	4.250%		1,000,000	1,000,982
Qatar 2.4%
Qatar Government International Bond Senior Unsecured 04/09/19	6.550%		2,050,000	2,480,500
Romania 1.2%
Romanian Government International Bond Senior Unsecured(c) 02/07/22	6.750%		1,000,000	1,200,828
Russian Federation 5.0%
Russian Foreign Bond — Eurobond Senior Unsecured(c) 04/04/17	3.250%		2,000,000	2,055,000
Sberbank of Russia Via SB Capital SA Senior Unsecured(c) 02/07/17	4.950%		3,000,000	3,109,422
Total				5,164,422
Singapore 4.0%
Singapore Government Bond Senior Unsecured 03/01/27	3.500%	SGD	4,700,000	4,104,284
Slovenia 0.5%
Slovenia Government Bond(c) 05/10/23	5.850%		500,000	560,080
South Korea 2.9%
Export-Import Bank of Korea Senior Unsecured 11/20/15	1.250%		3,000,000	3,019,218
Trinidad and Tobago 1.2%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(c) 08/14/19	9.750%		1,000,000	1,261,250

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
8

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2014

Foreign Government Obligations(a)(b) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Arab Emirates 1.0%
Abu Dhabi National Energy Co. Senior Unsecured(c) 01/12/23	3.625%	1,000,000	1,005,000
Venezuela 3.3%
Petroleos de Venezuela SA 11/02/17	8.500%	3,660,000	3,367,200
Total Foreign Government Obligations (Cost: $36,957,647)			37,140,137

Money Market Funds 48.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(e)(f)	49,891,427	49,891,427
Total Money Market Funds (Cost: $49,891,427)		49,891,427
Total Investments (Cost: $90,840,252)		91,143,134
Other Assets & Liabilities, Net		11,204,108
Net Assets		102,347,242

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at May 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman, Sachs & Co.	June 27, 2014	557,733 USD	1,184,000 TRY	3,571	—
Goldman, Sachs & Co.	July 9, 2014	3,833,163 USD	11,746,000 PLN	29,346	—
HSBC Securities (USA), Inc.	June 27, 2014	3,195,327 USD	110,373,000 RUB	—	(52,059)
J.P. Morgan Securities, Inc.	June 30, 2014	2,830,000 SGD	2,252,351 USD	—	(3,888)
Standard Chartered Bank	June 12, 2014	7,923,291 USD	25,864,000 MYR	118,267	—
Standard Chartered Bank	June 19, 2014	4,531,478 USD	28,000,000 CNY	—	(25,073)
Standard Chartered Bank	June 24, 2014	664,506 USD	8,613,000 MXN	4,308	—
State Street Bank	June 20, 2014	3,025,817 USD	6,786,000 BRL	—	(11,307)
UBS Securities	June 20, 2014	3,048,000 EUR	4,151,864 USD	—	(2,879)
Total				155,492	(95,206)

Credit Default Swap Contracts Outstanding at May 31, 2014
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Limited	Republic of Turkey	December 20, 2015	1.000	2,700,000	(4,436)	(49,431)	(5,400)	—	(59,267)

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
9

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2014

Credit Default Swap Contracts Outstanding at May 31, 2014
Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Federative Republic of Brazil	March 20, 2018	1.000	1.113	2,260,000	(9,574)	16,457	4,520	11,403	—
Citibank	Federative Republic of Brazil	December 20, 2017	1.000	1.058	2,200,000	(4,467)	9,016	4,400	8,949	—
Citibank	People's Republic of China	December 20, 2016	1.000	0.300	1,500,000	26,972	15,288	3,000	45,260	—
Citibank	Republic of Colombia	December 20, 2017	1.000	0.575	2,200,000	33,118	2,261	4,400	39,779	—
Citibank	Republic of Panama	December 20, 2017	1.000	0.607	3,200,000	44,424	2,193	6,400	53,017	—
Citibank	Republic of Peru	September 20, 2016	1.000	0.401	1,500,000	20,846	19,492	3,000	43,338	—
Citibank	Republic of Peru	September 20, 2016	1.000	0.401	3,000,000	41,692	16,458	6,000	64,150	—
Citibank New York	People's Republic of China	December 20, 2016	1.000	0.300	9,700,000	174,417	135,342	19,400	329,159	—
Total									595,055	—

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the  likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Principal and interest may not be guaranteed by the government.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $17,394,143 or 17.00% of net assets.

(d)  Variable rate security.

(e)  The rate shown is the seven-day current annualized yield at May 31, 2014.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	64,958,776	15,742,826	(30,810,175)	49,891,427	57,182	49,891,427

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
10

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2014

Currency Legend

BRL  Brazilian Real

CLP  Chilean Peso

CNY  China, Yuan Renminbi

EUR  Euro

IDR  Indonesian Rupiah

MXN  Mexican Peso

MYR  Malaysia Ringgits

PLN  Polish Zloty

RUB  Russian Rouble

SGD  Singapore Dollar

TRY  Turkish Lira

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
11

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	4,111,570	—	4,111,570
Foreign Government Obligations	—	37,140,137	—	37,140,137
Total Bonds	—	41,251,707	—	41,251,707
Mutual Funds
Money Market Funds	49,891,427	—	—	49,891,427
Total Mutual Funds	49,891,427	—	—	49,891,427
Investments in Securities	49,891,427	41,251,707	—	91,143,134
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	155,492	—	155,492
Swap Contracts	—	595,055	—	595,055
Liabilities
Forward Foreign Currency Exchange Contracts	—	(95,206)	—	(95,206)
Swap Contracts	—	(59,267)	—	(59,267)
Total	49,891,427	41,847,781	—	91,739,208

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
12

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $40,948,825)	$41,251,707
Affiliated issuers (identified cost $49,891,427)	49,891,427
Total investments (identified cost $90,840,252)	91,143,134
Foreign currency (identified cost $10,262,916)	10,357,820
Unrealized appreciation on forward foreign currency exchange contracts	155,492
Unrealized appreciation on swap contracts	595,055
Premiums paid on outstanding swap contracts	49,431
Receivable for:
Investments sold	74,249
Capital shares sold	54,948
Dividends	3,647
Interest	429,320
Reclaims	53,473
Prepaid expenses	345
Total assets	102,916,914
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	95,206
Unrealized depreciation on swap contracts	59,267
Premiums received on outstanding swap contracts	216,507
Payable for:
Capital shares purchased	95,248
Investment management fees	2,583
Distribution and/or service fees	188
Transfer agent fees	25,584
Administration fees	225
Compensation of board members	11,937
Other expenses	62,927
Total liabilities	569,672
Net assets applicable to outstanding capital stock	$102,347,242
Represented by
Paid-in capital	$102,205,181
Excess of distributions over net investment income	(194,433)
Accumulated net realized loss	(659,811)
Unrealized appreciation (depreciation) on:
Investments	302,882
Foreign currency translations	97,349
Forward foreign currency exchange contracts	60,286
Swap contracts	535,788
Total — representing net assets applicable to outstanding capital stock	$102,347,242

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$295,794
Shares outstanding	29,406
Net asset value per share	$10.06
Maximum offering price per share(a)	$10.67
Class B
Net assets	$10,128
Shares outstanding	1,009
Net asset value per share	$10.04
Class C
Net assets	$10,210
Shares outstanding	1,026
Net asset value per share(b)	$9.96
Class I
Net assets	$74,970,735
Shares outstanding	7,418,554
Net asset value per share	$10.11
Class R
Net assets	$10,142
Shares outstanding	1,008
Net asset value per share(b)	$10.07
Class R5
Net assets	$10,145
Shares outstanding	1,005
Net asset value per share(b)	$10.10
Class W
Net assets	$26,971,528
Shares outstanding	2,679,630
Net asset value per share	$10.07
Class Z
Net assets	$68,560
Shares outstanding	6,733
Net asset value per share	$10.18

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Operations

Year ended May 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$57,182
Interest	2,157,699
Foreign taxes withheld	(27,199)
Total income	2,187,682
Expenses:
Investment management fees	1,015,558
Distribution and/or service fees
Class A	843
Class B	37
Class C	123
Class R	18
Class W	85,615
Transfer agent fees
Class A	3,596
Class B	40
Class C	128
Class R	40
Class R5	2
Class W	362,706
Class Z	313
Administration fees	88,309
Compensation of board members	12,956
Custodian fees	13,159
Printing and postage fees	62,744
Registration fees	90,059
Professional fees	45,904
Other	78,810
Total expenses	1,860,960
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(532,222)
Total net expenses	1,328,738
Net investment income	858,944
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(167,838)
Foreign currency translations	(48,850)
Forward foreign currency exchange contracts	(235,175)
Swap contracts	282,411
Net realized loss	(169,452)
Net change in unrealized appreciation (depreciation) on:
Investments	(834,343)
Foreign currency translations	98,720
Forward foreign currency exchange contracts	338,195
Swap contracts	174,894
Net change in unrealized appreciation (depreciation)	(222,534)
Net realized and unrealized loss	(391,986)
Net increase in net assets resulting from operations	$466,958

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations
Net investment income	$858,944	$823,750
Net realized gain (loss)	(169,452)	1,711,949
Net change in unrealized appreciation (depreciation)	(222,534)	2,169,718
Net increase in net assets resulting from operations	466,958	4,705,417
Distributions to shareholders
Net investment income
Class A	(9,996)	(3,554)
Class B	(54)	—
Class C	(318)	(178)
Class I	(2,456,096)	(757,870)
Class R	(67)	(11)
Class R5	(80)	(25)
Class W	(954,624)	(198,389)
Class Z	(1,051)	—
Total distributions to shareholders	(3,422,286)	(960,027)
Increase (decrease) in net assets from capital stock activity	(8,763,080)	4,543,253
Total increase (decrease) in net assets	(11,718,408)	8,288,643
Net assets at beginning of year	114,065,650	105,777,007
Net assets at end of year	$102,347,242	$114,065,650
Undistributed (excess of distributions over) net investment income	$(194,433)	$2,335,306

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Changes in Net Assets (continued)

	Year ended May 31, 2014		Year ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	7,417	74,468	25,237	262,214
Distributions reinvested	1,008	9,922	339	3,534
Redemptions	(23,239)	(233,605)	(5,239)	(54,755)
Net increase (decrease)	(14,814)	(149,215)	20,337	210,993
Class B shares
Subscriptions	759	7,500	—	—
Net increase	759	7,500	—	—
Class C shares
Subscriptions	776	7,595	2,297	23,716
Distributions reinvested	27	264	16	161
Redemptions	(2,340)	(23,307)	—	—
Net increase (decrease)	(1,537)	(15,448)	2,313	23,877
Class I shares
Subscriptions	695,384	7,114,991	165,465	1,733,216
Distributions reinvested	248,836	2,456,011	72,521	757,844
Redemptions	(808,831)	(8,211,402)	(324,248)	(3,353,085)
Net increase (decrease)	135,389	1,359,600	(86,262)	(862,025)
Class R shares
Subscriptions	758	7,500	—	—
Net increase	758	7,500	—	—
Class R5 shares
Subscriptions	766	7,600	239	2,500
Net increase	766	7,600	239	2,500
Class W shares
Subscriptions	861,754	8,696,325	1,134,695	11,789,033
Distributions reinvested	96,909	954,550	19,020	198,374
Redemptions	(1,955,606)	(19,690,729)	(655,346)	(6,782,717)
Net increase (decrease)	(996,943)	(10,039,854)	498,369	5,204,690
Class Z shares
Subscriptions	5,972	60,233	605	6,265
Distributions reinvested	98	971	—	—
Redemptions	(192)	(1,967)	(4,177)	(43,047)
Net increase (decrease)	5,878	59,237	(3,572)	(36,782)
Total net increase (decrease)	(869,744)	(8,763,080)	431,424	4,543,253

(a)  Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended May 31,
Class A	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.33	$9.99	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.05	0.04	0.12	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.03)	0.38	(0.01)	0.01
Total from investment operations	0.02	0.42	0.11	0.01
Less distributions to shareholders:
Net investment income	(0.29)	(0.08)	(0.13)	—
Total distributions to shareholders	(0.29)	(0.08)	(0.13)	—
Net asset value, end of period	$10.06	$10.33	$9.99	$10.01
Total return	0.30%	4.19%	1.09%	0.10%
Ratios to average net assets(c)
Total gross expenses	2.59%	2.46%	1.79%	7.31	%(d)
Total net expenses(e)	1.51%	1.48%	1.48%	1.45	%(d)
Net investment income (loss)	0.47%	0.43%	1.16%	(0.24	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$296	$457	$238	$3
Portfolio turnover	15%	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class B	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.30	$9.96	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)	0.08	(0.01)
Net realized and unrealized gain (loss)	(0.02)	0.37	(0.05)	0.01
Total from investment operations	(0.04)	0.34	0.03	—
Less distributions to shareholders:
Net investment income	(0.22)	—	(0.07)	—
Total distributions to shareholders	(0.22)	—	(0.07)	—
Net asset value, end of period	$10.04	$10.30	$9.96	$10.00
Total return	(0.38%)	3.41%	0.26%	0.00%
Ratios to average net assets(b)
Total gross expenses	3.37%	3.19%	2.95%	8.00	%(c)
Total net expenses(d)	2.27%	2.23%	2.23%	2.21	%(c)
Net investment income (loss)	(0.24%)	(0.25%)	0.76%	(0.93	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$3	$2	$2
Portfolio turnover	15%	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class C	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.23	$9.96	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	(0.03)	(0.04)	0.08	(0.01)
Net realized and unrealized gain (loss)	(0.02)	0.38	(0.05)	0.01
Total from investment operations	(0.05)	0.34	0.03	—
Less distributions to shareholders:
Net investment income	(0.22)	(0.07)	(0.07)	—
Total distributions to shareholders	(0.22)	(0.07)	(0.07)	—
Net asset value, end of period	$9.96	$10.23	$9.96	$10.00
Total return	(0.49%)	3.40%	0.26%	0.00%
Ratios to average net assets(b)
Total gross expenses	3.30%	3.21%	2.95%	8.00	%(c)
Total net expenses(d)	2.26%	2.23%	2.23%	2.21	%(c)
Net investment income (loss)	(0.29%)	(0.34%)	0.76%	(0.93	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$26	$2	$2
Portfolio turnover	15%	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class I	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.38	$10.01	$10.01	$10.00
Income from investment operations:
Net investment income	0.09	0.09	0.15	0.00	(b)
Net realized and unrealized gain (loss)	(0.02)	0.39	(0.01)	0.01
Total from investment operations	0.07	0.48	0.14	0.01
Less distributions to shareholders:
Net investment income	(0.34)	(0.11)	(0.14)	—
Total distributions to shareholders	(0.34)	(0.11)	(0.14)	—
Net asset value, end of period	$10.11	$10.38	$10.01	$10.01
Total return	0.75%	4.74%	1.40%	0.10%
Ratios to average net assets(c)
Total gross expenses	1.28%	1.21%	1.10%	6.95	%(d)
Total net expenses(e)	1.06%	1.05%	1.10%	1.16	%(d)
Net investment income	0.92%	0.88%	1.51%	0.11	%(d)
Supplemental data
Net assets, end of period (in thousands)	$74,971	$75,567	$73,788	$15,003
Portfolio turnover	15%	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class R	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.33	$9.98	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	0.03	0.02	0.13	(0.01)
Net realized and unrealized gain (loss)	(0.02)	0.37	(0.05)	0.01
Total from investment operations	0.01	0.39	0.08	—
Less distributions to shareholders:
Net investment income	(0.27)	(0.04)	(0.10)	—
Total distributions to shareholders	(0.27)	(0.04)	(0.10)	—
Net asset value, end of period	$10.07	$10.33	$9.98	$10.00
Total return	0.13%	3.93%	0.81%	0.00%
Ratios to average net assets(b)
Total gross expenses	2.87%	2.68%	2.64%	7.54	%(c)
Total net expenses(d)	1.77%	1.73%	1.73%	1.73	%(c)
Net investment income (loss)	0.26%	0.24%	1.26%	(0.46	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$3	$2	$3
Portfolio turnover	15%	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.37	$10.47
Income from investment operations:
Net investment income	0.08	0.05
Net realized and unrealized gain (loss)	(0.01)	(0.05	)(b)
Total from investment operations	0.07	0.00	(c)
Less distributions to shareholders:
Net investment income	(0.34)	(0.10)
Total distributions to shareholders	(0.34)	(0.10)
Net asset value, end of period	$10.10	$10.37
Total return	0.71%	0.04%
Ratios to average net assets(d)
Total gross expenses	1.32%	1.28	%(e)
Total net expenses(f)	1.12%	1.08	%(e)
Net investment income	0.83%	0.79	%(e)
Supplemental data
Net assets, end of period (in thousands)	$10	$2
Portfolio turnover	15%	1%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class W	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.34	$9.97	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.05	0.05	0.12	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.03)	0.38	(0.03)	0.01
Total from investment operations	0.02	0.43	0.09	0.01
Less distributions to shareholders:
Net investment income	(0.29)	(0.06)	(0.13)	—
Total distributions to shareholders	(0.29)	(0.06)	(0.13)	—
Net asset value, end of period	$10.07	$10.34	$9.97	$10.01
Total return	0.29%	4.31%	0.92%	0.10%
Ratios to average net assets(c)
Total gross expenses	2.58%	2.45%	1.88%	7.27	%(d)
Total net expenses(e)	1.51%	1.48%	1.48%	1.48	%(d)
Net investment income (loss)	0.47%	0.45%	1.18%	(0.20	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$26,972	$37,999	$31,699	$3
Portfolio turnover	15%	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class Z	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.45	$10.00	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.07	0.09	0.17	(0.01)
Net realized and unrealized gain (loss)	(0.02)	0.36	(0.04)	0.02
Total from investment operations	0.05	0.45	0.13	0.01
Less distributions to shareholders:
Net investment income	(0.32)	—	(0.14)	—
Total distributions to shareholders	(0.32)	—	(0.14)	—
Net asset value, end of period	$10.18	$10.45	$10.00	$10.01
Total return	0.55%	4.50%	1.27%	0.10%
Ratios to average net assets(b)
Total gross expenses	2.34%	2.18%	1.75%	12.46	%(c)
Total net expenses(d)	1.27%	1.23%	1.23%	1.21	%(c)
Net investment income (loss)	0.72%	0.82%	1.71%	(0.40	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$69	$9	$44	$17,532
Portfolio turnover	15%	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Absolute Return Emerging Markets Macro Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and

Annual Report 2014
26

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the

Annual Report 2014
27

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

Annual Report 2014
28

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	155,492	—	155,492	25,073	—	—	130,419
Over-the-Counter Swap Contracts(c)	383,669	—	383,669	9,903	—	—	373,766
Total	539,161	—	539,161	34,976	—	—	504,185

Annual Report 2014
29

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(e)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	95,206	—	95,206	25,073	—	—	70,133
Over-the-Counter Swap Contracts(c)	14,957	—	14,957	9,903	—	—	5,054
Total	110,163	—	110,163	34,976	—	—	75,187

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	595,055	*
Credit risk	Premiums paid on outstanding swap contracts	49,431
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	155,492
Total		799,978
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	59,267	*
Credit risk	Premiums received on outstanding swap contracts	216,507
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	95,206
Total		370,980

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	282,411	282,411
Foreign exchange risk	(235,175)	—	(235,175)
Total	(235,175)	282,411	47,236

Annual Report 2014
30

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	174,894	174,894
Foreign exchange risk	338,195	—	338,195
Total	338,195	174,894	513,089

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2014:

Derivative Instrument	Average notional amounts ($)*
Credit default Swap Contracts — buy protection	2,700,000
Credit default Swap Contracts — sell protection	25,560,000
Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	136,238	(205,793)

*Based on ending quarterly outstanding amounts for the year ended May 31, 2014.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified

Annual Report 2014
31

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.92% to 0.80% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.92% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $1,442.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

Annual Report 2014
32

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	1.07%
Class B	1.09
Class C	1.04
Class R	1.09
Class R5	0.05
Class W	1.06
Class Z	1.04

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $24,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

For the year ended May 31, 2014, there were no sales charges, including front-end charges and CDSCs received by the Distributor for distributing Fund shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.53%	1.48%
Class B	2.28	2.23
Class C	2.28	2.23
Class I	1.08	1.03
Class R	1.78	1.73
Class R5	1.13	1.08
Class W	1.53	1.48
Class Z	1.28	1.23

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, foreign currency transactions, non-deductible expenses, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications

Annual Report 2014
33

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$33,603
Accumulated net realized loss	39,209
Paid-in capital	(72,812)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$3,422,286	$960,027

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$584,730
Capital loss carryforwards	(659,811)
Net unrealized appreciation	17,313

At May 31, 2014, the cost of investments for federal income tax purposes was $91,125,821 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,328,841
Unrealized depreciation	(1,311,528)
Net unrealized appreciation	17,313

The following capital loss carryforwards, determined at May 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	659,811

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $6,513,483 and $10,777,631, respectively, for the year ended May 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Annual Report 2014
34

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Low and Below Investment Grade (High-Yield) Securities Risk

Securities with the lowest investment grade rating, securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

Annual Report 2014
35

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2014

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
36

Columbia Absolute Return Emerging Markets Macro Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Absolute Return Emerging Markets Macro Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Emerging Markets Macro Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
37

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
38

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
39

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
40

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
41

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
42

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
43

Columbia Absolute Return Emerging Markets Macro Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Emerging Markets Macro Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
44

Columbia Absolute Return Emerging Markets Macro Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund's underperformance for certain periods, noting that appropriate steps (such as changes to the management team) had been taken to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) an independent consulting firm, Bobroff Consulting (the Independent Consultant) concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
45

This page intentionally left blank.

Annual Report 2014
46

This page intentionally left blank.

Annual Report 2014
47

This page intentionally left blank.

Annual Report 2014
48

Columbia Absolute Return Emerging Markets Macro Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia Absolute Return Emerging Markets Macro Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN105_05_D01_(07/14)

Annual Report

May 31, 2014

Columbia High Yield Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia High Yield Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	21
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	48
Trustees and Officers	49
Approval of Investment Management Services Agreement	55
Important Information About This Report	57

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia High Yield Bond Fund

Performance Overview

Performance Summary

>  Columbia High Yield Bond Fund (the Fund) Class A shares returned 6.55% excluding sales charges for the 12-month period that ended May 31, 2014.

>  The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash-Pay Constrained Index, which returned 7.83% for the same time period.

>  Below benchmark exposure to the riskiest segments of the high yield market, which were also the highest performing segments, as well as an overweight in the 7-10 year maturity segment generally accounted for the shortfall between the Fund and the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	12/08/83
Excluding sales charges		6.55	12.88	8.52
Including sales charges		1.49	11.84	7.98
Class B	03/20/95
Excluding sales charges		5.75	12.04	7.70
Including sales charges		0.75	11.78	7.70
Class C	06/26/00
Excluding sales charges		5.92	12.13	7.69
Including sales charges		4.92	12.13	7.69
Class I	03/04/04	6.99	13.35	8.91
Class K	03/20/95	6.67	13.00	8.67
Class R*	12/11/06	6.28	12.64	8.21
Class R4*	12/11/06	6.81	12.91	8.50
Class R5*	12/11/06	6.93	13.28	8.79
Class W*	12/01/06	6.54	12.90	8.45
Class Y*	11/08/12	6.98	13.03	8.59
Class Z*	09/27/10	6.81	13.08	8.62
BofAML U.S. High Yield Cash-Pay Constrained Index		7.83	14.24	8.88

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofAML U.S. High Yield Cash-Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia High Yield Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia High Yield Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2014, the Fund's Class A shares returned 6.55% excluding sales charges. The Fund's benchmark, the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash-Pay Constrained Index, returned 7.83%. Below benchmark exposure to the riskiest segments of the high yield market, which were also the highest performing segments, as well as an overweight in the 7-10 year maturity segment generally accounted for the shortfall between the Fund and the benchmark.

Another Favorable Year for High Yield

The general market trend over the period was positive as high yield returned 7.83% and the yield difference between U.S. Treasuries and high yield bonds tightened by 82 basis points. (A basis point is one hundredth of one percent.) Uncertainty about the global economy and the Federal Reserve's (the Fed) next move sent yields higher and prices lower early in the period. However, non-Treasury fixed-income sectors rallied when the Fed surprised investors by announcing that it would not reduce its monthly asset purchase program until early 2014. New concerns surfaced in early 2014, as slumping emerging market growth and rising tensions between Russia and the Ukraine led to brief selloffs in stocks and bonds. However, high yield remained resilient and continued to perform well. Demand was volatile, but net flows were positive from September 2013 through May 2014, as investors stretched for yield.

Industry Allocation and Security Selection

The Fund was overweight in the strong-performing software/services segment of the technology sector and exploration and production companies in the energy sector, which aided performance relative to the benchmark. Underweight allocations to the underperforming metals and mining (ex. steel) and specialty retailers sectors, also bolstered relative performance. Security selection in integrated telecommunications, media/cable, aerospace defense and chemicals was also favorable. An overweight allocation to wireless telecommunications and an underweight in banking detracted from relative results. Security selection in oil field equipment service, wireless telecommunications and gaming also hampered relative returns.

At the end of the period, the Fund remained underweight in the financial sector, although the underweight was reduced as we increased exposure to the sector over the course of the year. The Fund remained overweight in health care, energy and telecommunications.

The Fund maintained an interest rate hedging program, which it initiated in early 2013, that aims to reduce the interest rate sensitivity of the portfolio given its overweight to the 7-10 year maturity segment of the portfolio. This strategy was used to achieve a more market neutral duration position. (Duration is a measure of interest rate sensitivity.)

Looking Ahead

At this time, we remain constructive on the high-yield asset class as credit fundamentals remain strong and supportive, earnings growth remains reasonable, default rates remain low, access to capital is available at attractive rates and solid enterprise value multiples underpin debt levels. We do not expect additional deleveraging at this point in the credit cycle, as many corporations have shifted

Portfolio Management

Jennifer Ponce de Leon

Brian Lavin, CFA

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	91.1
Limited Partnerships	0.0	(a)
Money Market Funds	3.5
Municipal Bonds	0.1
Senior Loans	5.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at May 31, 2014)
BBB rating	0.7
BB rating	37.9
B rating	41.2
CCC rating	18.1
Not rated	2.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody's, S&P, and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Annual Report 2014
4

Columbia High Yield Bond Fund

Manager Discussion of Fund Performance (continued)

to repaying shareholders through share repurchases, increased dividends or driving growth through acquisitions.

We currently believe that broad interest rate movements will have an impact on how high-yield bonds perform over the next 12 months, and we will continue to manage overall duration of the portfolio accordingly. We believe that high-yield returns could surprise to the upside if the economic backdrop generates positive but tepid growth, limiting the risk for rising interest rates. It would also be favorable to our outlook if mergers and acquisition activity continues at a strong pace, and more high-yield companies are taken over, leading to upgrades and tenders for bonds. By contrast, a sub-coupon return could occur if interest rates increased due to the economy growing faster than expected and if the Fed believed it was behind the curve on its policy stance; if macro related risks become elevated from known or unknown risks; or, from a technical standpoint, if high yield experiences large outflows in a short period of time.

For now, we believe high-yield technicals (metrics used to analyze price movements of a security) continue to be supportive, with solid demand as investors look for yield and with declining net new issue supply. As a result of this supply/demand backdrop, valuations have largely priced in the strong underlying fundamentals.

As a result of these factors, we currently continue to view high yield as an attractive investment alternative. Although constructive on credit fundamentals, we do not believe this is the time to stretch for return or reach for yield by adding significant risk to the portfolio. We believe that credit selection will continue to be a key driver of our performance over the coming year, and we believe we have the potential to generate solid risk adjusted returns by positioning for improving credit situations, seeking to avoid credits with deteriorating fundamentals, and remaining disciplined in terms of getting paid for taking risk. We will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the fund investing in lower yielding securities, lowering the fund's income and yield. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia High Yield Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,047.30	1,019.60	5.46	5.39	1.07
Class B	1,000.00	1,000.00	1,043.40	1,015.86	9.27	9.15	1.82
Class C	1,000.00	1,000.00	1,044.40	1,016.60	8.51	8.40	1.67
Class I	1,000.00	1,000.00	1,046.00	1,021.64	3.37	3.33	0.66
Class K	1,000.00	1,000.00	1,047.90	1,020.14	4.90	4.84	0.96
Class R	1,000.00	1,000.00	1,046.00	1,018.35	6.73	6.64	1.32
Class R4	1,000.00	1,000.00	1,048.50	1,020.84	4.19	4.13	0.82
Class R5	1,000.00	1,000.00	1,049.20	1,021.39	3.63	3.58	0.71
Class W	1,000.00	1,000.00	1,047.40	1,019.60	5.46	5.39	1.07
Class Y	1,000.00	1,000.00	1,049.40	1,021.64	3.37	3.33	0.66
Class Z	1,000.00	1,000.00	1,048.60	1,020.84	4.19	4.13	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia High Yield Bond Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 89.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.7%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	6,129,000	5,914,485
B/E Aerospace, Inc. Senior Unsecured 04/01/22	5.250%	3,618,000	3,844,125
Bombardier, Inc.(a) Senior Notes 01/15/23	6.125%	2,078,000	2,106,573
Senior Unsecured 04/15/19	4.750%	3,343,000	3,384,787
03/15/20	7.750%	2,332,000	2,635,160
10/15/22	6.000%	3,496,000	3,557,180
Huntington Ingalls Industries, Inc. 03/15/21	7.125%	2,643,000	2,887,477
TransDigm, Inc. 07/15/21	7.500%	2,535,000	2,794,838
TransDigm, Inc.(a)(b) Senior Subordinated Notes 07/15/22	6.000%	903,000	909,773
07/15/24	6.500%	6,632,000	6,731,480
Total			34,765,878
Automotive 2.2%
Allison Transmission, Inc.(a) 05/15/19	7.125%	4,538,000	4,867,005
American Axle & Manufacturing, Inc. 02/15/19	5.125%	2,851,000	2,993,550
03/15/21	6.250%	3,464,000	3,693,490
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	3,524,000	3,849,970
06/15/21	8.250%	5,104,000	5,818,560
General Motors Co. Senior Unsecured(a) 10/02/23	4.875%	6,650,000	6,965,875
Jaguar Land Rover Automotive PLC(a) 12/15/18	4.125%	3,186,000	3,301,492
02/01/23	5.625%	4,175,000	4,383,750
Schaeffler Finance BV Senior Secured(a) 05/15/21	4.750%	3,449,000	3,526,602
Schaeffler Holding Finance BV Senior Secured PIK(a) 08/15/18	6.875%	2,634,000	2,782,163
Titan International, Inc. Senior Secured(a) 10/01/20	6.875%	2,256,000	2,332,140
Total			44,514,597

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.0%
Ally Financial, Inc. 03/15/20	8.000%	20,687,000	25,082,987
Royal Bank of Scotland Group PLC Subordinated Notes 05/28/24	5.125%	3,510,000	3,512,081
Royal Bank of Scotland PLC (The) Subordinated Notes(c) 03/16/22	9.500%	1,230,000	1,446,788
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	8,045,000	9,211,525
Total			39,253,381
Brokerage 0.8%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	7,066,000	7,675,443
Nuveen Investments, Inc. Senior Unsecured(a) 10/15/20	9.500%	7,831,000	9,299,312
Total			16,974,755
Building Materials 1.6%
Allegion US Holding Co., Inc.(a) 10/01/21	5.750%	3,388,000	3,582,810
American Builders & Contractors Supply Co., Inc. Senior Unsecured(a) 04/15/21	5.625%	6,753,000	6,972,472
Gibraltar Industries, Inc. 02/01/21	6.250%	1,557,000	1,638,743
HD Supply, Inc. 07/15/20	7.500%	7,509,000	8,147,265
07/15/20	11.500%	2,860,000	3,432,000
Senior Secured 04/15/19	8.125%	235,000	259,088
Interface, Inc. 12/01/18	7.625%	1,536,000	1,624,320
Nortek, Inc. 04/15/21	8.500%	4,798,000	5,289,795
USG Corp.(a) 11/01/21	5.875%	1,404,000	1,488,240
Total			32,434,733
Chemicals 2.2%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a) 05/01/21	7.375%	5,083,000	5,567,156
Celanese U.S. Holdings LLC 06/15/21	5.875%	3,280,000	3,620,300

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Huntsman International LLC 11/15/20	4.875%	2,397,000	2,468,910
03/15/21	8.625%	490,000	546,350
INEOS Group Holdings SA(a) 02/15/19	5.875%	4,876,000	4,967,425
JM Huber Corp. Senior Notes(a) 11/01/19	9.875%	4,940,000	5,643,950
PQ Corp. Secured(a) 05/01/18	8.750%	19,069,000	20,809,046
Total			43,623,137
Construction Machinery 2.1%
Ashtead Capital, Inc. Secured(a) 07/15/22	6.500%	2,337,000	2,541,487
CNH Industrial Capital LLC 04/15/18	3.625%	3,045,000	3,121,125
Case New Holland Industrial, Inc. 12/01/17	7.875%	11,817,000	13,884,975
Columbus McKinnon Corp. 02/01/19	7.875%	2,136,000	2,282,850
H&E Equipment Services, Inc. 09/01/22	7.000%	1,138,000	1,251,800
United Rentals North America, Inc. 05/15/20	7.375%	3,182,000	3,547,930
04/15/22	7.625%	2,360,000	2,675,650
06/15/23	6.125%	4,581,000	4,924,575
11/15/24	5.750%	4,062,000	4,204,170
Secured 07/15/18	5.750%	744,000	794,220
Senior Unsecured 02/01/21	8.250%	2,760,000	3,091,200
Total			42,319,982
Consumer Cyclical Services 1.4%
ADT Corp. (The) Senior Unsecured 07/15/22	3.500%	3,676,000	3,372,730
APX Group, Inc. 12/01/20	8.750%	6,746,000	6,880,920
Senior Secured 12/01/19	6.375%	9,541,000	9,779,525
Monitronics International, Inc. 04/01/20	9.125%	4,428,000	4,726,890
Service Corp. International Senior Unsecured 01/15/22	5.375%	3,335,000	3,443,388
Total			28,203,453

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 1.6%
Serta Simmons Holdings LLC Senior Unsecured(a) 10/01/20	8.125%	7,566,000	8,265,855
Spectrum Brands, Inc. 03/15/20	6.750%	4,535,000	4,875,125
11/15/20	6.375%	4,769,000	5,174,365
11/15/22	6.625%	2,456,000	2,689,320
Springs Window Fashions LLC Senior Secured(a) 06/01/21	6.250%	6,188,000	6,249,880
Tempur Sealy International, Inc. 12/15/20	6.875%	5,305,000	5,808,975
Total			33,063,520
Diversified Manufacturing 1.3%
Amsted Industries, Inc.(a) 03/15/22	5.000%	4,033,000	4,043,083
Entegris, Inc.(a) 04/01/22	6.000%	4,218,000	4,239,090
Gardner Denver, Inc. Senior Unsecured(a) 08/15/21	6.875%	8,593,000	8,958,202
Hamilton Sundstrand Corp. Senior Unsecured(a) 12/15/20	7.750%	7,655,000	8,248,263
Total			25,488,638
Electric 1.2%
AES Corp. (The) Senior Unsecured 06/01/20	8.000%	2,665,000	3,191,338
07/01/21	7.375%	4,301,000	4,946,150
Calpine Corp. Senior Secured(a) 01/15/22	6.000%	6,846,000	7,342,335
NRG Energy, Inc.(a) 07/15/22	6.250%	8,788,000	9,282,325
Total			24,762,148
Entertainment 1.6%
AMC Entertainment, Inc. 12/01/20	9.750%	2,071,000	2,371,295
02/15/22	5.875%	2,550,000	2,639,250
Activision Blizzard, Inc.(a) 09/15/21	5.625%	13,967,000	15,049,442
09/15/23	6.125%	458,000	504,945

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp. 03/15/21	5.250%	3,840,000	3,936,000
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp.(a)(b) 06/01/24	5.375%	2,127,000	2,145,611
Cinemark USA, Inc. 06/01/23	4.875%	2,318,000	2,283,230
Six Flags, Inc.(a)(d)(e)(f)(g) 06/01/44	0.000%	950,000	—
United Artists Theatre Circuit, Inc.(d)(g) 1995-A Pass-Through Certificates 07/01/15	9.300%	1,678,322	1,678,322
07/01/15	9.300%	540,744	540,744
Total			31,148,839
Environmental 0.2%
Clean Harbors, Inc. 08/01/20	5.250%	3,957,000	4,055,925
Food and Beverage 1.0%
Aramark Services, Inc. 03/15/20	5.750%	4,071,000	4,330,526
B&G Foods, Inc. 06/01/21	4.625%	7,291,000	7,254,545
Darling Ingredients, Inc.(a) 01/15/22	5.375%	3,277,000	3,408,080
Diamond Foods, Inc.(a) 03/15/19	7.000%	1,259,000	1,312,508
Post Holdings, Inc.(a)(b) 12/15/22	6.000%	3,215,000	3,243,131
Total			19,548,790
Gaming 2.8%
GLP Capital LP/Financing II Inc.(a) 11/01/20	4.875%	1,515,000	1,568,025
MGM Resorts International 03/01/18	11.375%	7,001,000	9,048,792
10/01/20	6.750%	585,000	648,619
12/15/21	6.625%	6,129,000	6,818,512
PNK Finance Corp.(a) 08/01/21	6.375%	7,466,000	7,857,965
Penn National Gaming, Inc. Senior Unsecured(a) 11/01/21	5.875%	2,455,000	2,332,250
Seminole Tribe of Florida, Inc.(a) Senior Secured 10/01/20	6.535%	5,430,000	6,054,450

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Unsecured 10/01/20	7.804%	2,755,000	3,040,804
Seneca Gaming Corp.(a) 12/01/18	8.250%	5,572,000	5,934,180
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a) 06/01/21	6.375%	3,767,000	3,672,825
Tunica-Biloxi Gaming Authority Senior Unsecured(a) 11/15/15	9.000%	8,862,000	4,918,410
Wynn Macau Ltd. Senior Unsecured(a) 10/15/21	5.250%	3,612,000	3,711,330
Total			55,606,162
Gas Pipelines 4.7%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	7,986,000	8,345,370
03/15/24	4.875%	4,687,000	4,909,633
El Paso LLC 09/15/20	6.500%	17,105,000	19,116,349
Hiland Partners LP/Finance Corp.(a) 10/01/20	7.250%	15,717,000	17,170,822
05/15/22	5.500%	4,879,000	4,939,987
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	4,686,000	5,055,022
02/15/23	5.500%	7,508,000	7,845,860
07/15/23	4.500%	4,078,000	4,006,635
Regency Energy Partners LP/Finance Corp. 07/15/21	6.500%	9,657,000	10,405,417
03/01/22	5.875%	1,823,000	1,936,938
Sabine Pass Liquefaction LLC Senior Secured 02/01/21	5.625%	5,606,000	5,872,285
Sabine Pass Liquefaction LLC(a) Senior Secured 04/15/23	5.625%	1,091,000	1,121,003
05/15/24	5.750%	4,348,000	4,467,570
Total			95,192,891
Health Care 7.2%
Biomet, Inc. 08/01/20	6.500%	1,004,000	1,089,340
CHS/Community Health Systems, Inc. 11/15/19	8.000%	4,374,000	4,800,465
Senior Secured 08/15/18	5.125%	5,993,000	6,300,141
CHS/Community Health Systems, Inc.(a) 02/01/22	6.875%	9,404,000	9,897,710

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured 08/01/21	5.125%	1,410,000	1,431,150
Catamaran Corp. 03/15/21	4.750%	1,402,000	1,423,030
ConvaTec Finance International SA Senior Unsecured PIK(a) 01/15/19	8.250%	3,056,000	3,124,760
ConvaTec Healthcare E SA Senior Unsecured(a) 12/15/18	10.500%	10,197,000	11,140,222
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	9,431,000	10,102,959
Emdeon, Inc. 12/31/19	11.000%	5,255,000	6,049,819
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	1,737,000	1,895,501
01/31/22	5.875%	3,632,000	3,940,720
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	710,000	803,188
HCA, Inc. 02/15/22	7.500%	7,598,000	8,756,695
05/01/23	5.875%	4,516,000	4,674,060
Senior Secured 03/15/19	3.750%	4,712,000	4,794,460
02/15/20	6.500%	13,874,000	15,764,332
IMS Health, Inc. Senior Unsecured(a) 11/01/20	6.000%	3,394,000	3,580,670
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	2,883,000	3,283,016
LifePoint Hospitals, Inc.(a) 12/01/21	5.500%	5,427,000	5,698,350
MPH Acquisition Holdings LLC(a) 04/01/22	6.625%	5,117,000	5,308,888
Physio-Control International, Inc. Senior Secured(a) 01/15/19	9.875%	4,348,000	4,837,802
STHI Holding Corp. Secured(a) 03/15/18	8.000%	2,198,000	2,335,375
Teleflex, Inc.(a) 06/15/24	5.250%	418,000	423,748
Tenet Healthcare Corp. Senior Secured 10/01/20	6.000%	2,684,000	2,885,300
04/01/21	4.500%	6,725,000	6,674,563
Senior Unsecured 04/01/22	8.125%	12,429,000	14,137,987
Total			145,154,251

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.1%
Centene Corp. Senior Unsecured 05/15/22	4.750%	2,367,000	2,396,588
Home Construction 1.2%
Brookfield Residential Properties, Inc./U.S. Corp.(a) 07/01/22	6.125%	1,752,000	1,808,940
KB Home 05/15/19	4.750%	2,755,000	2,761,888
Meritage Homes Corp. 03/01/18	4.500%	3,265,000	3,338,462
04/15/20	7.150%	1,217,000	1,350,870
04/01/22	7.000%	3,328,000	3,652,480
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	3,674,000	4,013,845
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/21	5.250%	4,823,000	4,871,230
03/01/24	5.625%	2,745,000	2,703,825
Total			24,501,540
Independent Energy 11.6%
Antero Resources Corp.(a) 12/01/22	5.125%	3,664,000	3,764,760
Antero Resources Finance Corp. 11/01/21	5.375%	2,789,000	2,904,046
Athlon Holdings LP/Finance Corp.(a) 04/15/21	7.375%	7,873,000	8,542,205
05/01/22	6.000%	4,361,000	4,459,123
Aurora U.S.A. Oil & Gas, Inc.(a) 04/01/20	7.500%	8,265,000	9,339,450
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	700,000	743,750
Chesapeake Energy Corp. 08/15/20	6.625%	17,355,000	20,001,637
02/15/21	6.125%	5,614,000	6,308,733
03/15/23	5.750%	3,736,000	4,165,640
Cimarex Energy Co.(b) 06/01/24	4.375%	1,644,000	1,672,770
Comstock Resources, Inc. 06/15/20	9.500%	9,657,000	11,008,980
Concho Resources, Inc. 01/15/21	7.000%	5,066,000	5,610,595
01/15/22	6.500%	965,000	1,068,738
10/01/22	5.500%	3,987,000	4,276,058
04/01/23	5.500%	5,559,000	5,948,130
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%	1,720,000	1,928,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	7,537,000	8,629,865
EXCO Resources, Inc. 04/15/22	8.500%	2,764,000	2,853,830
Halcon Resources Corp. 07/15/20	9.750%	2,238,000	2,450,610
05/15/21	8.875%	4,250,000	4,526,250
Kodiak Oil & Gas Corp. 12/01/19	8.125%	5,495,000	6,099,450
01/15/21	5.500%	6,443,000	6,652,397
02/01/22	5.500%	13,545,000	13,849,762
Laredo Petroleum, Inc. 02/15/19	9.500%	13,113,000	14,424,300
01/15/22	5.625%	4,928,000	5,051,200
05/01/22	7.375%	3,662,000	4,055,665
MEG Energy Corp.(a) 03/31/24	7.000%	1,881,000	2,031,480
Oasis Petroleum, Inc. 02/01/19	7.250%	7,630,000	8,125,950
11/01/21	6.500%	7,008,000	7,498,560
01/15/23	6.875%	5,992,000	6,516,300
Oasis Petroleum, Inc.(a) 03/15/22	6.875%	3,518,000	3,825,825
Parsley Energy LLC/Finance Corp. Senior Unsecured(a) 02/15/22	7.500%	8,986,000	9,502,695
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	3,748,000	4,169,650
RKI Exploration & Production LLC/Finance Corp.(a) 08/01/21	8.500%	1,722,000	1,868,370
Range Resources Corp. 03/15/23	5.000%	8,720,000	9,156,000
Rice Energy, Inc.(a) 05/01/22	6.250%	3,247,000	3,275,411
SM Energy Co. Senior Unsecured 11/15/21	6.500%	2,850,000	3,085,125
SM Energy Co.(a) Senior Unsecured 01/15/24	5.000%	3,856,000	3,798,160
SandRidge Energy, Inc. 10/15/22	8.125%	2,708,000	2,938,180
02/15/23	7.500%	911,000	972,493
Whiting Petroleum Corp. 10/01/18	6.500%	341,000	356,771
03/15/21	5.750%	5,144,000	5,555,520
Total			233,012,984

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 1.1%
Choice Hotels International, Inc. 07/01/22	5.750%	2,261,000	2,413,618
Hilton Worldwide Finance/Corp.(a) 10/15/21	5.625%	9,582,000	10,132,965
Playa Resorts Holding BV Senior Unsecured(a) 08/15/20	8.000%	8,003,000	8,588,959
Total			21,135,542
Media Cable 3.9%
CCO Holdings LLC/Capital Corp. 03/15/21	5.250%	5,703,000	5,859,832
04/30/21	6.500%	3,992,000	4,261,460
01/31/22	6.625%	1,594,000	1,723,513
CSC Holdings LLC Senior Unsecured 02/15/19	8.625%	4,838,000	5,769,315
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	7,260,000	8,094,900
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a) 09/15/20	6.375%	6,588,000	6,983,280
DISH DBS Corp. 09/01/19	7.875%	2,518,000	2,996,420
06/01/21	6.750%	11,284,000	12,765,025
07/15/22	5.875%	1,308,000	1,402,830
Mediacom Broadband LLC/Corp. Senior Unsecured(a) 04/15/21	5.500%	702,000	710,775
Numericable Group SA(a) Senior Secured 05/15/19	4.875%	3,325,000	3,391,500
05/15/22	6.000%	8,271,000	8,581,162
Quebecor Media, Inc. Senior Unsecured 01/15/23	5.750%	6,364,000	6,475,370
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a) 01/15/23	5.500%	1,972,000	2,021,300
Videotron Ltd. 07/15/22	5.000%	3,578,000	3,662,977
Videotron Ltd.(a) 06/15/24	5.375%	2,137,000	2,185,083
Virgin Media Secured Finance PLC Senior Secured(a) 04/15/21	5.375%	573,000	589,474
Total			77,474,216

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media Non-Cable 6.8%
AMC Networks, Inc. 07/15/21	7.750%	12,545,000	14,003,356
12/15/22	4.750%	1,802,000	1,797,495
CBS Outdoor Americas Capital LLC/Corp.(a) 02/15/22	5.250%	990,000	1,014,750
02/15/24	5.625%	990,000	1,017,225
Clear Channel Communications, Inc. PIK 02/01/21	14.000%	3,953,000	4,022,177
Clear Channel Communications, Inc. Senior Secured 03/01/21	9.000%	11,394,000	12,163,095
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	11,401,000	12,256,075
Senior Unsecured 11/15/22	6.500%	4,149,000	4,413,499
11/15/22	6.500%	4,217,000	4,512,190
DigitalGlobe, Inc. 02/01/21	5.250%	4,050,000	3,979,125
Hughes Satellite Systems Corp. 06/15/21	7.625%	6,725,000	7,666,500
Intelsat Jackson Holdings SA 10/15/20	7.250%	9,625,000	10,395,000
Senior Unsecured 04/01/21	7.500%	4,480,000	4,905,600
Intelsat Luxembourg SA 06/01/21	7.750%	1,736,000	1,840,160
06/01/23	8.125%	7,233,000	7,775,475
Lamar Media Corp.(a) 01/15/24	5.375%	1,883,000	1,953,613
MDC Partners, Inc.(a) 04/01/20	6.750%	7,466,000	7,895,295
Nielsen Finance Co. SARL (The)(a) 10/01/21	5.500%	3,600,000	3,744,000
Nielsen Finance LLC/Co. 10/01/20	4.500%	10,544,000	10,675,800
Univision Communications, Inc.(a) 05/15/21	8.500%	4,502,000	4,935,317
Senior Secured 11/01/20	7.875%	8,063,000	8,869,300
09/15/22	6.750%	1,583,000	1,733,385
05/15/23	5.125%	4,700,000	4,829,250
Total			136,397,682
Metals 1.8%
ArcelorMittal Senior Unsecured 03/01/21	6.000%	4,487,000	4,823,525
02/25/22	6.750%	8,176,000	9,124,416

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arch Coal, Inc. Secured(a) 01/15/19	8.000%	2,846,000	2,796,195
CONSOL Energy, Inc.(a) 04/15/22	5.875%	2,790,000	2,894,625
Calcipar SA Senior Secured(a) 05/01/18	6.875%	2,391,000	2,540,438
Constellium NV(a) 05/15/24	5.750%	1,686,000	1,738,688
FMG Resources August 2006 Proprietary Ltd.(a) 11/01/19	8.250%	5,794,000	6,380,642
Peabody Energy Corp. 11/15/18	6.000%	4,817,000	5,021,722
Total			35,320,251
Non-Captive Consumer 1.0%
Provident Funding Associates LP/Finance Corp. Senior Notes(a) 02/15/19	10.125%	1,182,000	1,288,380
Provident Funding Associates LP/PFG Finance Corp.(a) 06/15/21	6.750%	6,421,000	6,517,315
Springleaf Finance Corp. 12/15/17	6.900%	2,959,000	3,240,105
06/01/20	6.000%	2,645,000	2,684,675
10/01/21	7.750%	3,223,000	3,601,703
10/01/23	8.250%	2,221,000	2,490,185
Total			19,822,363
Non-Captive Diversified 2.9%
AerCap Ireland Capital Ltd./Global Aviation Trust(a) 05/15/21	4.500%	14,557,000	14,666,177
Aircastle Ltd. Senior Unsecured 03/15/21	5.125%	2,663,000	2,709,603
CIT Group, Inc. Senior Unsecured 03/15/18	5.250%	3,630,000	3,897,712
05/15/20	5.375%	4,897,000	5,239,790
CIT Group, Inc.(a) Senior Secured 04/01/18	6.625%	5,360,000	6,016,600
Senior Unsecured 02/15/19	5.500%	4,115,000	4,454,487
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	6,420,000	7,623,750
05/15/19	6.250%	4,809,000	5,344,001
12/15/20	8.250%	2,425,000	2,937,281
04/15/21	4.625%	3,743,000	3,808,503
01/15/22	8.625%	719,000	889,763
Total			57,587,667
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.5%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	5,051,000	5,354,060
Pacific Drilling SA Senior Secured(a) 06/01/20	5.375%	4,823,000	4,726,540
Total			10,080,600
Other Financial Institutions 0.3%
Icahn Enterprises LP/Finance Corp.(a) 08/01/20	6.000%	2,761,000	2,947,368
02/01/22	5.875%	3,387,000	3,522,480
Total			6,469,848
Packaging 1.9%
BOE Merger Corp. Senior Unsecured PIK(a) 11/01/17	9.500%	1,325,000	1,394,563
Berry Plastics Corp. Secured 05/15/22	5.500%	2,333,000	2,338,832
Beverage Packaging Holdings (Luxembourg) II SA(a) 12/15/16	5.625%	1,521,000	1,545,716
06/15/17	6.000%	912,000	930,240
Plastipak Holdings, Inc. Senior Unsecured(a) 10/01/21	6.500%	7,538,000	7,914,900
Reynolds Group Issuer, Inc. LLC Senior Secured 10/15/20	5.750%	5,675,000	5,902,000
Reynolds Group Issuer, Inc./LLC 04/15/19	9.000%	1,310,000	1,388,600
08/15/19	9.875%	4,619,000	5,086,674
02/15/21	8.250%	4,457,000	4,741,134
Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(a) 05/01/22	6.375%	6,518,000	6,583,180
Total			37,825,839
Paper 0.3%
Graphic Packaging International, Inc. 04/15/21	4.750%	5,192,000	5,198,490
Pharmaceuticals 1.7%
Capsugel SA Senior Unsecured PIK(a) 05/15/19	7.000%	1,818,000	1,867,995

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Grifols Worldwide Operations Ltd. Senior Unsecured(a) 04/01/22	5.250%	4,858,000	5,028,030
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a) 12/01/19	9.500%	1,995,000	2,194,500
Valeant Pharmaceuticals International, Inc.(a) 08/15/18	6.750%	3,674,000	3,967,920
10/15/20	6.375%	11,546,000	12,325,355
07/15/21	7.500%	5,249,000	5,826,390
12/01/21	5.625%	3,362,000	3,500,683
Total			34,710,873
Property & Casualty 0.6%
Alliant Holdings, Inc. Senior Unsecured(a) 12/15/20	7.875%	1,735,000	1,826,088
HUB International Ltd. Senior Unsecured(a) 10/01/21	7.875%	9,431,000	10,114,747
Total			11,940,835
Railroads 0.5%
Florida East Coast Holdings Corp.(a) 05/01/20	9.750%	4,359,000	4,544,257
Senior Secured 05/01/19	6.750%	5,767,000	6,004,889
Total			10,549,146
REITs 0.5%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	8,542,000	9,075,875
Retailers 1.9%
AutoNation, Inc. 02/01/20	5.500%	401,000	435,085
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	5,440,000	5,963,600
Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(a) 02/15/18	9.000%	1,196,000	1,225,912
Group 1 Automotive, Inc.(a)(b) 06/01/22	5.000%	2,107,000	2,117,535
J. Crew Group, Inc. Senior Unsecured PIK(a) 05/01/19	7.750%	2,383,000	2,454,490
Jo-Ann Stores, Inc. Senior Unsecured(a) 03/15/19	8.125%	1,181,000	1,222,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc. 04/01/21	6.625%	2,492,000	2,803,500
Michaels FinCo Holdings LLC/Inc. Senior Unsecured PIK(a) 08/01/18	7.500%	3,562,000	3,651,050
Michaels Stores, Inc.(a) 12/15/20	5.875%	1,691,000	1,724,820
Neiman Marcus Group Ltd. LLC PIK(a) 10/15/21	8.750%	1,974,000	2,176,335
Neiman Marcus Group Ltd. LLC(a) 10/15/21	8.000%	4,271,000	4,698,100
Rite Aid Corp. 03/15/20	9.250%	4,687,000	5,343,180
06/15/21	6.750%	1,250,000	1,353,125
Senior Unsecured 02/15/27	7.700%	1,993,000	2,217,212
Total			37,386,279
Technology 4.8%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	5,069,000	5,322,450
04/01/20	6.375%	3,999,000	4,243,939
Ancestry.com, Inc. Senior Unsecured PIK(a) 10/15/18	9.625%	4,160,000	4,305,600
Audatex North America, Inc.(a) 06/15/21	6.000%	2,036,000	2,168,340
11/01/23	6.125%	2,035,000	2,179,994
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	2,523,000	2,592,382
First Data Corp. 01/15/21	12.625%	9,050,000	10,882,625
06/15/21	10.625%	1,520,000	1,742,300
08/15/21	11.750%	3,908,000	4,337,880
First Data Corp.(a) Secured 01/15/21	8.250%	9,038,000	9,806,230
Senior Secured 06/15/19	7.375%	5,694,000	6,106,815
08/15/20	8.875%	1,084,000	1,203,240
11/01/20	6.750%	7,625,000	8,196,875
Goodman Networks, Inc. Senior Secured 07/01/18	12.125%	1,541,000	1,698,953
Goodman Networks, Inc.(a) Senior Secured 07/01/18	12.375%	2,652,000	2,923,830
Iron Mountain, Inc. 08/15/23	6.000%	2,850,000	3,028,125

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCR Corp.(a) Senior Unsecured 12/15/21	5.875%	1,505,000	1,589,656
12/15/23	6.375%	3,970,000	4,267,750
NXP BV/Funding LLC(a) 02/15/21	5.750%	8,495,000	9,079,031
Nuance Communications, Inc.(a) 08/15/20	5.375%	7,783,000	7,860,830
VeriSign, Inc. 05/01/23	4.625%	3,743,000	3,658,782
Total			97,195,627
Textile 0.2%
Quiksilver Inc./QS Wholesale Inc. 08/01/20	10.000%	1,149,000	1,304,115
Quiksilver Inc./QS Wholesale Inc.(a) Senior Secured 08/01/18	7.875%	1,937,000	2,101,645
Total			3,405,760
Transportation Services 0.2%
Hertz Corp. (The) 01/15/21	7.375%	996,000	1,093,110
10/15/22	6.250%	3,182,000	3,400,763
Total			4,493,873
Wireless 5.9%
Altice SA Senior Secured(a) 05/15/22	7.750%	5,890,000	6,191,862
Crown Castle International Corp. Senior Unsecured 04/15/22	4.875%	6,144,000	6,343,680
01/15/23	5.250%	6,425,000	6,682,000
SBA Communications Corp. Senior Unsecured 10/01/19	5.625%	1,358,000	1,434,388
SBA Telecommunications, Inc. 07/15/20	5.750%	8,109,000	8,554,995
Sprint Communications, Inc. Senior Unsecured 08/15/17	8.375%	1,816,000	2,131,530
08/15/20	7.000%	766,000	844,515
11/15/21	11.500%	4,050,000	5,508,000
Sprint Communications, Inc.(a) 11/15/18	9.000%	18,977,000	23,009,612
03/01/20	7.000%	2,288,000	2,636,920
Sprint Corp.(a) 09/15/21	7.250%	4,383,000	4,854,172
09/15/23	7.875%	5,933,000	6,704,290
06/15/24	7.125%	2,918,000	3,144,145

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc. 04/28/20	6.542%	1,657,000	1,789,560
04/28/21	6.633%	6,228,000	6,710,670
01/15/22	6.125%	2,417,000	2,562,020
04/28/22	6.731%	1,991,000	2,150,280
04/01/23	6.625%	4,656,000	5,028,480
04/28/23	6.836%	1,443,000	1,565,655
01/15/24	6.500%	2,417,000	2,568,063
Wind Acquisition Finance SA(a) 04/23/21	7.375%	7,056,000	7,302,960
Senior Secured 04/30/20	6.500%	10,248,000	10,965,360
Total			118,683,157
Wirelines 4.3%
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%	9,793,000	10,649,887
03/15/22	5.800%	1,734,000	1,803,360
12/01/23	6.750%	3,913,000	4,265,170
Frontier Communications Corp. Senior Unsecured 03/15/19	7.125%	6,916,000	7,745,920
07/01/21	9.250%	2,492,000	2,946,790
04/15/22	8.750%	3,150,000	3,602,813
04/15/24	7.625%	4,048,000	4,209,920
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	2,651,000	2,962,493
Level 3 Financing, Inc. 04/01/19	9.375%	1,055,000	1,159,181
07/01/19	8.125%	5,392,000	5,890,760
06/01/20	7.000%	4,765,000	5,158,112
07/15/20	8.625%	2,550,000	2,862,375
Level 3 Financing, Inc.(a) 01/15/21	6.125%	2,848,000	3,011,760
Level 3 Financing, Inc.(a)(c) 01/15/18	3.823%	1,436,000	1,457,540
Telecom Italia Capital SA 06/18/19	7.175%	6,050,000	7,010,437
Telecom Italia SpA Senior Unsecured(a) 05/30/24	5.303%	3,017,000	3,046,287
Windstream Corp. 09/01/18	8.125%	1,565,000	1,647,163
10/15/20	7.750%	2,572,000	2,790,620
10/01/21	7.750%	2,120,000	2,300,200
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	4,479,000	5,173,245
Senior Secured 01/01/20	8.125%	5,804,000	6,340,870
Total			86,034,903
Total Corporate Bonds & Notes (Cost: $1,691,946,176)			1,796,811,018

Municipal Bonds 0.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.1%
Cabazon Band Mission Indians Revenue Bonds Series 2004(a)(d)(h)(m) 10/01/13	13.000%	3,250,000	1,657,207
Total Municipal Bonds (Cost: $3,250,000)			1,657,207

Senior Loans 5.3%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage 0.3%
Nuveen Investments, Inc. 2nd Lien Tranche B Term Loan(c)(i) 02/28/19	6.500%	5,512,120	5,558,642
Chemicals 0.4%
PQ Corp. Term Loan(c)(i) 08/07/17	4.000%	7,709,413	7,730,305
Diversified Manufacturing 0.1%
Gardner Denver, Inc. Term Loan(c)(i) 07/30/20	4.250%	2,755,098	2,751,957
Health Care 1.5%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(i) 03/20/20	8.500%	7,462,000	7,452,672
CHS/Community Health Systems, Inc. Tranche D Term Loan(c)(i) 01/17/21	4.250%	1,892,258	1,902,305
MPH Acquisition Holdings LLC Tranche B Term Loan(c)(i) 03/06/21	4.000%	36,227	35,971
U.S. Renal Care, Inc.(c)(i) 1st Lien Tranche B-2 Term Loan 07/03/19	4.250%	7,461,630	7,470,957
2nd Lien Term Loan 01/03/20	10.250%	5,065,000	5,140,975
2nd Lien Tranche B-1 Term Loan 07/03/20	8.500%	1,996,001	2,018,456
United Surgical Partners International, Inc. Tranche B Term Loan(c)(i) 04/03/19	4.750%	5,270,296	5,316,412
Total			29,337,748

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Lodging 0.1%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(c)(i) 12/28/20	6.250%	1,250,000	1,265,625
Playa Resorts Holdings Term Loan(c)(i) 08/09/19	4.000%	1,790,005	1,792,243
Total			3,057,868
Metals 0.3%
Arch Coal, Inc. Term Loan(c)(i) 05/16/18	6.250%	7,039,258	6,923,111
Other Industry 0.1%
Interline Brands, Inc. 1st Lien Term Loan(c)(i) 03/17/21	4.000%	1,890,000	1,878,188
Property & Casualty 0.6%
Asurion LLC(c)(i) 2nd Lien Term Loan 03/03/21	8.500%	8,863,000	9,095,654
Tranche B-1 Term Loan 05/24/19	5.000%	2,240,232	2,247,512
Total			11,343,166
Retailers 0.7%
Men's Wearhouse, Inc. Tranche B Term Loan(b)(c)(i) 04/16/21	4.500%	2,722,000	2,728,805
Neiman Marcus Group, Inc. (The) Term Loan(c)(i) 10/25/20	4.250%	6,543,161	6,523,531
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(c)(i) 08/21/20	5.750%	3,948,000	4,026,131
Total			13,278,467
Technology 1.2%
Applied Systems, Inc.(c)(i) 1st Lien Term Loan 01/25/21	4.250%	568,575	569,644
2nd Lien Term Loan 01/24/22	7.500%	666,000	676,989
Avago Technologies Ltd. Term Loan(b)(c)(i) 05/06/21	3.750%	5,812,000	5,826,530
Blue Coat Systems, Inc. 2nd Lien Term Loan(c)(i) 06/26/20	6.500%	5,646,000	5,702,460

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ION Trading Technologies SARL 2nd Lien Term Loan(c)(i) 05/22/21	8.250%	7,493,531	7,530,999
Interactive Data Corp. Term Loan(c)(i) 05/02/21	4.750%	3,695,000	3,720,421
Total			24,027,043
Total Senior Loans (Cost: $104,709,591)			105,886,495

Common Stocks —%

Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Fairlane Management Corp.(d)(e)(g)(j)	50,004	—
Total Financials		—
Total Common Stocks (Cost: $—)		—
Limited Partnerships —%
Financials —%
Diversified Financial Services —%
Varde Fund V LP(d)(g)(j)	25,000,000	68,368
Total Financials		68,368
Total Limited Partnerships (Cost: $—)		68,368
Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(k)(l)	68,543,128	68,543,128
Total Money Market Funds (Cost: $68,543,128)		68,543,128
Total Investments (Cost: $1,868,448,895)		1,972,966,216
Other Assets & Liabilities, Net		32,541,523
Net Assets		2,005,507,739

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2014

At May 31, 2014, cash totaling $289,900 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(223)	USD	(27,989,985)	09/2014	32,501	—

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $757,407,230 or 37.77% of net assets.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  Variable rate security.

(d)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2014 was $3,944,641, representing 0.20% of net assets. Information concerning such security holdings at May 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004 13.000% 10/01/13	10/04/04	3,250,000
Fairlane Management Corp.	09/23/02	—
Six Flags, Inc. 0.000% 06/01/44	05/07/10	—
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	08/12/96 - 04/03/02	1,659,921
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	12/06/01	518,718
Varde Fund V LP	04/27/00 - 06/19/00	—	*

*The original cost for this position was $25,000,000. From September 29, 2004 through May 7, 2005, $25,000,000 was returned to the Fund in the form of return of capital.

(e)  Negligible market value.

(f)  Zero coupon bond.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2014, the value of these securities amounted to $2,287,434, which represents 0.11% of net assets.

(h)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2014, the value of these securities amounted to $1,657,207, which represents 0.08% of net assets.

(i)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j)  Non-income producing.

(k)  The rate shown is the seven-day current annualized yield at May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Notes to Portfolio of Investments (continued)

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	53,150,551	663,194,231	(647,801,654)	68,543,128	56,657	68,543,128

(m)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2014, the value of these securities amounted to $1,657,207 or 0.08% of net assets.

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Bonds
Corporate Bonds & Notes
Entertainment	—	28,929,773	2,219,066		31,148,839
All other industries	—	1,765,662,179	—		1,765,662,179
Municipal Bonds	—	1,657,207	—		1,657,207
Total Bonds	—	1,796,249,159	2,219,066		1,798,468,225
Equity Securities
Common Stocks
Financials	—	—	—	(a)	—	(a)
Total Equity Securities	—	—	—	(a)	—	(a)
Other
Senior Loans
Health Care	—	24,196,773	5,140,975		29,337,748
Lodging	—	—	3,057,868		3,057,868
All other industries	—	73,490,879	—		73,490,879
Limited Partnerships	—	—	68,368		68,368
Total Other	—	97,687,652	8,267,211		105,954,863
Mutual Funds
Money Market Funds	68,543,128	—	—		68,543,128
Total Mutual Funds	68,543,128	—	—		68,543,128

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	68,543,128	1,893,936,811	10,486,277	1,972,966,216
Derivatives
Assets
Futures Contracts	32,501	—	—	32,501
Total	68,575,629	1,893,936,811	10,486,277	1,972,998,717

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances

Equity securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund's pro-rata interest in the limited partnership's capital balance, estimated earnings of the respective company, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund's pro-rata interest would result in a change to the limited partnership's capital balance.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	5,159,969	5,159,969	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia High Yield Bond Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,799,905,767)	$1,904,423,088
Affiliated issuers (identified cost $68,543,128)	68,543,128
Total investments (identified cost $1,868,448,895)	1,972,966,216
Margin deposits	289,900
Receivable for:
Investments sold	46,415,336
Capital shares sold	13,605,093
Dividends	4,514
Interest	29,655,431
Reclaims	17,217
Variation margin	24,390
Prepaid expenses	969
Trustees' deferred compensation plan	78,622
Total assets	2,063,057,688
Liabilities
Disbursements in excess of cash	395,521
Payable for:
Investments purchased	20,732,192
Investments purchased on a delayed delivery basis	25,109,720
Capital shares purchased	2,419,250
Dividend distributions to shareholders	8,252,770
Investment management fees	30,689
Distribution and/or service fees	12,706
Transfer agent fees	195,521
Administration fees	3,482
Plan administration fees	11,317
Compensation of board members	94,354
Other expenses	213,805
Trustees' deferred compensation plan	78,622
Total liabilities	57,549,949
Net assets applicable to outstanding capital stock	$2,005,507,739
Represented by
Paid-in capital	$2,089,369,468
Excess of distributions over net investment income	(171,857)
Accumulated net realized loss	(188,239,694)
Unrealized appreciation (depreciation) on:
Investments	104,517,321
Futures contracts	32,501
Total — representing net assets applicable to outstanding capital stock	$2,005,507,739

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia High Yield Bond Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$1,357,909,123
Shares outstanding	446,753,018
Net asset value per share	$3.04
Maximum offering price per share(a)	$3.19
Class B
Net assets	$15,651,533
Shares outstanding	5,151,940
Net asset value per share	$3.04
Class C
Net assets	$97,714,008
Shares outstanding	32,364,000
Net asset value per share	$3.02
Class I
Net assets	$192,254,937
Shares outstanding	63,356,011
Net asset value per share	$3.03
Class K
Net assets	$54,344,593
Shares outstanding	17,860,272
Net asset value per share	$3.04
Class R
Net assets	$18,782,460
Shares outstanding	6,160,214
Net asset value per share	$3.05
Class R4
Net assets	$10,378,927
Shares outstanding	3,395,525
Net asset value per share	$3.06
Class R5
Net assets	$15,563,954
Shares outstanding	5,123,988
Net asset value per share	$3.04
Class W
Net assets	$75,524,197
Shares outstanding	25,038,104
Net asset value per share	$3.02
Class Y
Net assets	$6,090,892
Shares outstanding	2,008,894
Net asset value per share	$3.03

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia High Yield Bond Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class Z
Net assets	$161,293,115
Shares outstanding	53,125,492
Net asset value per share	$3.04

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia High Yield Bond Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$56,657
Interest	124,173,837
Total income	124,230,494
Expenses:
Investment management fees	10,875,206
Distribution and/or service fees
Class A	3,349,876
Class B	195,954
Class C	942,195
Class R	82,374
Class W	162,065
Transfer agent fees
Class A	2,178,137
Class B	31,884
Class C	153,105
Class K	26,907
Class R	26,773
Class R4	15,823
Class R5	6,332
Class W	105,511
Class Z	240,472
Administration fees	1,235,345
Plan administration fees
Class K	134,534
Compensation of board members	49,112
Custodian fees	53,168
Printing and postage fees	232,327
Registration fees	151,081
Professional fees	56,682
Chief compliance officer expenses	4
Other	44,096
Total expenses	20,348,963
Fees waived by Distributor — Class C	(141,329)
Expense reductions	(5,625)
Total net expenses	20,202,009
Net investment income	104,028,485
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	15,457,323
Futures contracts	490,157
Net realized gain	15,947,480
Net change in unrealized appreciation (depreciation) on:
Investments	3,572,970
Futures contracts	(102,083)
Net change in unrealized appreciation (depreciation)	3,470,887
Net realized and unrealized gain	19,418,367
Net increase in net assets resulting from operations	$123,446,852

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia High Yield Bond Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations
Net investment income	$104,028,485	$101,292,436
Net realized gain	15,947,480	71,889,368
Net change in unrealized appreciation (depreciation)	3,470,887	56,965,436
Net increase in net assets resulting from operations	123,446,852	230,147,240
Distributions to shareholders
Net investment income
Class A	(72,091,221)	(73,911,518)
Class B	(907,706)	(1,348,532)
Class C	(4,498,323)	(4,270,252)
Class I	(9,955,980)	(7,692,293)
Class K	(2,954,790)	(3,931,148)
Class R	(845,333)	(561,987)
Class R4	(547,776)	(533,795)
Class R5	(725,714)	(743,808)
Class W	(3,480,615)	(2,554,333)
Class Y	(192,644)	(84)
Class Z	(8,307,105)	(4,350,600)
Total distributions to shareholders	(104,507,207)	(99,898,350)
Increase (decrease) in net assets from capital stock activity	(14,905,980)	281,675,199
Total increase in net assets	4,033,665	411,924,089
Net assets at beginning of year	2,001,474,074	1,589,549,985
Net assets at end of year	$2,005,507,739	$2,001,474,074
Excess of distributions over net investment income	$(171,857)	$(16,211,768)

(a) Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	72,008,579	214,600,887	99,005,139	287,873,648
Fund merger	—	—	62,790,155	190,998,515
Distributions reinvested	19,939,602	59,449,128	20,516,771	60,460,433
Redemptions	(129,447,082)	(385,190,744)	(118,548,080)	(349,236,914)
Net increase (decrease)	(37,498,901)	(111,140,729)	63,763,985	190,095,682
Class B shares
Subscriptions	451,098	1,344,548	873,167	2,558,654
Fund merger	—	—	924,378	2,809,760
Distributions reinvested	277,690	826,428	418,090	1,229,057
Redemptions(b)	(4,630,935)	(13,770,725)	(5,518,919)	(15,978,900)
Net decrease	(3,902,147)	(11,599,749)	(3,303,284)	(9,381,429)
Class C shares
Subscriptions	8,827,287	26,151,165	8,179,225	23,935,402
Fund merger	—	—	3,844,326	11,616,557
Distributions reinvested	1,278,800	3,788,371	1,199,349	3,516,738
Redemptions	(10,349,367)	(30,513,456)	(7,960,230)	(23,485,601)
Net increase (decrease)	(243,280)	(573,920)	5,262,670	15,583,096
Class I shares
Subscriptions	22,796,389	67,243,135	3,863,519	11,559,646
Distributions reinvested	3,340,414	9,955,379	2,618,146	7,685,228
Redemptions	(312,045)	(932,892)	(19,858,954)	(58,414,131)
Net increase (decrease)	25,824,758	76,265,622	(13,377,289)	(39,169,257)
Class K shares
Subscriptions	2,283,085	6,865,495	3,905,938	11,457,296
Distributions reinvested	989,958	2,953,764	1,332,602	3,930,639
Redemptions	(6,105,532)	(18,105,190)	(7,261,904)	(21,716,382)
Net decrease	(2,832,489)	(8,285,931)	(2,023,364)	(6,328,447)
Class R shares
Subscriptions	3,189,252	9,529,959	3,058,868	9,073,885
Distributions reinvested	203,883	610,385	106,865	317,813
Redemptions	(1,858,997)	(5,568,728)	(1,255,989)	(3,709,985)
Net increase	1,534,138	4,571,616	1,909,744	5,681,713
Class R4 shares
Subscriptions	1,295,724	3,883,467	1,396,940	4,177,718
Distributions reinvested	182,472	547,437	179,750	533,507
Redemptions	(1,541,919)	(4,617,558)	(1,039,723)	(3,105,278)
Net increase (decrease)	(63,723)	(186,654)	536,967	1,605,947

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	3,894,340	11,615,583	2,063,402	6,060,095
Distributions reinvested	240,630	718,306	251,437	743,201
Redemptions	(4,035,787)	(11,954,329)	(408,202)	(1,220,368)
Net increase	99,183	379,560	1,906,637	5,582,928
Class W shares
Subscriptions	16,241,285	48,140,991	5,170,971	15,172,925
Distributions reinvested	1,173,557	3,480,307	872,873	2,554,048
Redemptions	(9,453,173)	(28,027,953)	(5,206,350)	(14,976,892)
Net increase	7,961,669	23,593,345	837,494	2,750,081
Class Y shares
Subscriptions	3,242,085	9,632,898	856	2,500
Distributions reinvested	61,181	183,039	—	—
Redemptions	(1,295,228)	(3,826,856)	—	—
Net increase	2,008,038	5,989,081	856	2,500
Class Z shares
Subscriptions	27,962,967	82,847,086	23,897,342	69,797,260
Fund merger	—	—	47,872,601	145,630,279
Distributions reinvested	1,399,606	4,172,706	1,142,545	3,373,672
Redemptions	(27,356,376)	(80,938,013)	(34,551,666)	(103,548,826)
Net increase	2,006,197	6,081,779	38,360,822	115,252,385
Total net increase (decrease)	(5,106,557)	(14,905,980)	93,875,238	281,675,199

(a) Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia High Yield Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$3.01		$2.78		$2.86		$2.61	$2.30
Income from investment operations:
Net investment income	0.16		0.17		0.18		0.20	0.20
Net realized and unrealized gain (loss)	0.03		0.23		(0.07)		0.25	0.31
Total from investment operations	0.19		0.40		0.11		0.45	0.51
Less distributions to shareholders:
Net investment income	(0.16)		(0.17)		(0.19)		(0.20)	(0.20)
Net realized gains	—		—		(0.00	)(a)	—	—
Total distributions to shareholders	(0.16)		(0.17)		(0.19)		(0.20)	(0.20)
Proceeds from regulatory settlements	—		—		0.00	(a)	—	0.00	(a)
Net asset value, end of period	$3.04		$3.01		$2.78		$2.86	$2.61
Total return	6.55%		14.55%		3.99	%(b)	17.61%	22.80	%(c)
Ratios to average net assets(d)
Total gross expenses	1.07%		1.08%		1.08%		1.08%	1.09%
Total net expenses(e)	1.07	%(f)	1.07	%(f)	1.04	%(f)	1.06%	1.03%
Net investment income	5.36%		5.72%		6.54%		7.16%	7.95%
Supplemental data
Net assets, end of period (in thousands)	$1,357,909		$1,457,415		$1,170,173		$1,339,628	$1,192,636
Portfolio turnover	63%		81%		76%		96%	94%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$3.01		$2.78		$2.86		$2.61	$2.30
Income from investment operations:
Net investment income	0.14		0.15		0.16		0.18	0.18
Net realized and unrealized gain (loss)	0.03		0.22		(0.07)		0.25	0.31
Total from investment operations	0.17		0.37		0.09		0.43	0.49
Less distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.17)		(0.18)	(0.18)
Net realized gains	—		—		(0.00	)(a)	—	—
Total distributions to shareholders	(0.14)		(0.14)		(0.17)		(0.18)	(0.18)
Proceeds from regulatory settlements	—		—		0.00	(a)	—	0.00	(a)
Net asset value, end of period	$3.04		$3.01		$2.78		$2.86	$2.61
Total return	5.75%		13.69%		3.20	%(b)	16.71%	21.88	%(c)
Ratios to average net assets(d)
Total gross expenses	1.82%		1.82%		1.84%		1.84%	1.85%
Total net expenses(e)	1.82	%(f)	1.82	%(f)	1.79	%(f)	1.82%	1.79%
Net investment income	4.63%		4.99%		5.77%		6.45%	7.19%
Supplemental data
Net assets, end of period (in thousands)	$15,652		$27,239		$34,361		$62,820	$91,104
Portfolio turnover	63%		81%		76%		96%	94%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$2.99		$2.76		$2.84		$2.59	$2.28
Income from investment operations:
Net investment income	0.14		0.15		0.16		0.18	0.18
Net realized and unrealized gain (loss)	0.03		0.22		(0.08)		0.25	0.31
Total from investment operations	0.17		0.37		0.08		0.43	0.49
Less distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.16)		(0.18)	(0.18)
Net realized gains	—		—		(0.00	)(a)	—	—
Total distributions to shareholders	(0.14)		(0.14)		(0.16)		(0.18)	(0.18)
Proceeds from regulatory settlements	—		—		0.00	(a)	—	0.00	(a)
Net asset value, end of period	$3.02		$2.99		$2.76		$2.84	$2.59
Total return	5.92%		13.78%		3.20	%(b)	16.80%	22.01	%(c)
Ratios to average net assets(d)
Total gross expenses	1.82%		1.83%		1.83%		1.84%	1.85%
Total net expenses(e)	1.67	%(f)	1.80	%(f)	1.79	%(f)	1.82%	1.79%
Net investment income	4.76%		4.98%		5.79%		6.42%	7.14%
Supplemental data
Net assets, end of period (in thousands)	$97,714		$97,487		$75,596		$76,237	$70,489
Portfolio turnover	63%		81%		76%		96%	94%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$3.00	$2.78	$2.86		$2.60	$2.29
Income from investment operations:
Net investment income	0.17	0.18	0.19		0.21	0.21
Net realized and unrealized gain (loss)	0.03	0.22	(0.07)		0.26	0.31
Total from investment operations	0.20	0.40	0.12		0.47	0.52
Less distributions to shareholders:
Net investment income	(0.17)	(0.18)	(0.20)		(0.21)	(0.21)
Net realized gains	—	—	(0.00	)(a)	—	—
Total distributions to shareholders	(0.17)	(0.18)	(0.20)		(0.21)	(0.21)
Proceeds from regulatory settlements	—	—	0.00	(a)	—	0.00	(a)
Net asset value, end of period	$3.03	$3.00	$2.78		$2.86	$2.60
Total return	6.99%	14.64%	4.38	%(b)	18.52%	23.35	%(c)
Ratios to average net assets(d)
Total gross expenses	0.66%	0.66%	0.66%		0.68%	0.68%
Total net expenses(e)	0.66%	0.66%	0.66%		0.68%	0.63%
Net investment income	5.76%	6.15%	6.91%		7.53%	8.36%
Supplemental data
Net assets, end of period (in thousands)	$192,255	$112,742	$141,388		$132,684	$144,203
Portfolio turnover	63%	81%	76%		96%	94%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
31

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class K	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$3.01	$2.79	$2.86		$2.61	$2.30
Income from investment operations:
Net investment income	0.16	0.17	0.18		0.20	0.21
Net realized and unrealized gain (loss)	0.03	0.22	(0.06)		0.25	0.30
Total from investment operations	0.19	0.39	0.12		0.45	0.51
Less distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.19)		(0.20)	(0.20)
Net realized gains	—	—	(0.00	)(a)	—	—
Total distributions to shareholders	(0.16)	(0.17)	(0.19)		(0.20)	(0.20)
Proceeds from regulatory settlements	—	—	0.00	(a)	—	0.00	(a)
Net asset value, end of period	$3.04	$3.01	$2.79		$2.86	$2.61
Total return	6.67%	14.26%	4.44	%(b)	17.74%	22.92	%(c)
Ratios to average net assets(d)
Total gross expenses	0.96%	0.96%	0.96%		0.96%	0.99%
Total net expenses(e)	0.96%	0.96%	0.96%		0.96%	0.93%
Net investment income	5.48%	5.84%	6.62%		7.27%	8.05%
Supplemental data
Net assets, end of period (in thousands)	$54,345	$62,347	$63,276		$61,282	$43,406
Portfolio turnover	63%	81%	76%		96%	94%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
32

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$3.02		$2.79		$2.87		$2.62	$2.30
Income from investment operations:
Net investment income	0.15		0.16		0.17		0.19	0.20
Net realized and unrealized gain (loss)	0.03		0.23		(0.07)		0.25	0.31
Total from investment operations	0.18		0.39		0.10		0.44	0.51
Less distributions to shareholders:
Net investment income	(0.15)		(0.16)		(0.18)		(0.19)	(0.19)
Net realized gains	—		—		(0.00	)(a)	—	—
Total distributions to shareholders	(0.15)		(0.16)		(0.18)		(0.19)	(0.19)
Proceeds from regulatory settlements	—		—		0.00	(a)	—	0.00	(a)
Net asset value, end of period	$3.05		$3.02		$2.79		$2.87	$2.62
Total return	6.28%		14.24%		3.75	%(b)	17.23%	22.79	%(c)
Ratios to average net assets(d)
Total gross expenses	1.32%		1.33%		1.33%		1.36%	1.48%
Total net expenses(e)	1.32	%(f)	1.32	%(f)	1.29	%(f)	1.35%	1.43%
Net investment income	5.10%		5.45%		6.29%		6.86%	7.46%
Supplemental data
Net assets, end of period (in thousands)	$18,782		$13,967		$7,582		$7,156	$5,690
Portfolio turnover	63%		81%		76%		96%	94%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
33

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014		2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$3.03		$2.80	$2.88		$2.62	$2.31
Income from investment operations:
Net investment income	0.17		0.17	0.18		0.20	0.20
Net realized and unrealized gain (loss)	0.03		0.23	(0.08)		0.26	0.31
Total from investment operations	0.20		0.40	0.10		0.46	0.51
Less distributions to shareholders:
Net investment income	(0.17)		(0.17)	(0.18)		(0.20)	(0.20)
Net realized gains	—		—	(0.00	)(a)	—	—
Total distributions to shareholders	(0.17)		(0.17)	(0.18)		(0.20)	(0.20)
Proceeds from regulatory settlements	—		—	0.00	(a)	—	0.00	(a)
Net asset value, end of period	$3.06		$3.03	$2.80		$2.88	$2.62
Total return	6.81%		14.59%	3.83	%(b)	17.81%	22.56	%(c)
Ratios to average net assets(d)
Total gross expenses	0.82%		0.97%	1.21%		1.21%	1.23%
Total net expenses(e)	0.82	%(f)	0.97%	1.21%		1.21%	1.18%
Net investment income	5.60%		5.82%	6.37%		6.99%	7.81%
Supplemental data
Net assets, end of period (in thousands)	$10,379		$10,468	$8,176		$7,418	$4,003
Portfolio turnover	63%		81%	76%		96%	94%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
34

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$3.01	$2.78	$2.86		$2.61	$2.30
Income from investment operations:
Net investment income	0.17	0.18	0.19		0.21	0.21
Net realized and unrealized gain (loss)	0.03	0.23	(0.07)		0.25	0.31
Total from investment operations	0.20	0.41	0.12		0.46	0.52
Less distributions to shareholders:
Net investment income	(0.17)	(0.18)	(0.20)		(0.21)	(0.21)
Net realized gains	—	—	(0.00	)(a)	—	—
Total distributions to shareholders	(0.17)	(0.18)	(0.20)		(0.21)	(0.21)
Proceeds from regulatory settlements	—	—	0.00	(a)	—	0.00	(a)
Net asset value, end of period	$3.04	$3.01	$2.78		$2.86	$2.61
Total return	6.93%	14.96%	4.32	%(b)	18.02%	23.22	%(c)
Ratios to average net assets(d)
Total gross expenses	0.71%	0.71%	0.71%		0.73%	0.73%
Total net expenses(e)	0.71%	0.71%	0.71%		0.72%	0.68%
Net investment income	5.71%	6.06%	6.76%		7.48%	8.18%
Supplemental data
Net assets, end of period (in thousands)	$15,564	$15,124	$8,675		$11,384	$7,958
Portfolio turnover	63%	81%	76%		96%	94%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
35

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$2.99		$2.76		$2.84		$2.59	$2.28
Income from investment operations:
Net investment income	0.16		0.17		0.18		0.20	0.20
Net realized and unrealized gain (loss)	0.03		0.23		(0.07)		0.25	0.31
Total from investment operations	0.19		0.40		0.11		0.45	0.51
Less distributions to shareholders:
Net investment income	(0.16)		(0.17)		(0.19)		(0.20)	(0.20)
Net realized gains	—		—		(0.00	)(a)	—	—
Total distributions to shareholders	(0.16)		(0.17)		(0.19)		(0.20)	(0.20)
Proceeds from regulatory settlements	—		—		0.00	(a)	—	0.00	(a)
Net asset value, end of period	$3.02		$2.99		$2.76		$2.84	$2.59
Total return	6.54%		14.61%		3.97	%(b)	17.65%	22.82	%(c)
Ratios to average net assets(d)
Total gross expenses	1.07%		1.08%		1.11%		1.10%	1.12%
Total net expenses(e)	1.07	%(f)	1.07	%(f)	1.05	%(f)	1.09%	1.08%
Net investment income	5.32%		5.72%		6.59%		7.16%	7.68%
Supplemental data
Net assets, end of period (in thousands)	$75,524		$50,998		$44,832		$89,506	$100,227
Portfolio turnover	63%		81%		76%		96%	94%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
36

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$3.00	$2.92
Income from investment operations:
Net investment income	0.17	0.10
Net realized and unrealized gain	0.03	0.08
Total from investment operations	0.20	0.18
Less distributions to shareholders:
Net investment income	(0.17)	(0.10)
Total distributions to shareholders	(0.17)	(0.10)
Net asset value, end of period	$3.03	$3.00
Total return	6.98%	6.16%
Ratios to average net assets(b)
Total gross expenses	0.66%	0.58	%(c)
Total net expenses(d)	0.66%	0.58	%(c)
Net investment income	5.71%	6.06	%(c)
Supplemental data
Net assets, end of period (in thousands)	$6,091	$3
Portfolio turnover	63%	81%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
37

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$3.01		$2.78		$2.85		$2.72
Income from investment operations:
Net investment income	0.17		0.17		0.18		0.14
Net realized and unrealized gain (loss)	0.03		0.23		(0.06)		0.12
Total from investment operations	0.20		0.40		0.12		0.26
Less distributions to shareholders:
Net investment income	(0.17)		(0.17)		(0.19)		(0.13)
Net realized gains	—		—		(0.00	)(b)	—
Total distributions to shareholders	(0.17)		(0.17)		(0.19)		(0.13)
Proceeds from regulatory settlements	—		—		0.00	(b)	—
Net asset value, end of period	$3.04		$3.01		$2.78		$2.85
Total return	6.81%		14.84%		4.59	%(c)	9.87%
Ratios to average net assets(d)
Total gross expenses	0.82%		0.82%		0.80%		0.73	%(e)
Total net expenses(f)	0.82	%(g)	0.82	%(g)	0.78	%(g)	0.73	%(e)
Net investment income	5.58%		5.86%		6.58%		7.37	%(e)
Supplemental data
Net assets, end of period (in thousands)	$161,293		$153,684		$35,492		$12,526
Portfolio turnover	63%		81%		76%		96%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
38

Columbia High Yield Bond Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the

Annual Report 2014
39

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2014

NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the

Annual Report 2014
40

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2014

mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	32,501	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	490,157
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(102,083)

Annual Report 2014
41

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2014

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	40,464,723

*Based on ending quarterly outstanding amounts for the year ended May 31, 2014.

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2014
42

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2014

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.56% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $4,608.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

Annual Report 2014
43

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2014

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.16
Class R5	0.05
Class W	0.16
Class Z	0.16

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $133,602. The liability remaining at May 31, 2014 for non-recurring charges associated with the lease amounted to $73,339 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $5,625.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,552,000 and $7,861,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $875,416 for Class A, $9,387 for Class B, and $5,410 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2014
44

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2014

from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.07%	1.08%
Class B	1.82	1.83
Class C	1.82	1.83
Class I	0.70	0.70
Class K	1.00	1.00
Class R	1.32	1.33
Class R4	0.82	0.83
Class R5	0.75	0.75
Class W	1.07	1.08
Class Y	0.70	0.70
Class Z	0.82	0.83

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, distributions, investments in partnerships, post-October capital losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$16,518,633
Accumulated net realized loss	(15,593,913)
Paid-in capital	(924,720)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$104,507,207	$99,898,350

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,336,715
Capital loss carryforwards	(187,227,865)
Net unrealized appreciation	104,252,935

At May 31, 2014, the cost of investments for federal income tax purposes was $1,868,713,281 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$111,060,026
Unrealized depreciation	(6,807,091)
Net unrealized appreciation	$104,252,935

The following capital loss carryforwards, determined at May 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	14,236,782
2017	117,858,836
2018	55,132,247
Total	187,227,865

For the year ended May 31, 2014, $15,735,426 of capital loss carryforward was utilized and $924,720 was permanently lost.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2014, the Fund will elect to treat post-October capital losses of $797,149 as arising on June 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require

Annual Report 2014
45

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2014

recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,192,017,609 and $1,255,959,176, respectively, for the year ended May 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 67.03% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 9. Fund Merger

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia High Yield Opportunity Fund, a series of Columbia Funds Series Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,769,176,022 and the combined net assets immediately after the acquisition were $2,120,231,133.

The merger was accomplished by a tax-free exchange of 79,016,836 shares of the acquired fund valued at $351,055,111(including $21,881,263 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	62,790,155
Class B	924,378
Class C	3,844,326
Class Z	47,872,601

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on June 1, 2012 the Fund's pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended May 31, 2013 would have been approximately $120.1 million, $84.5 million, $75.2 million and $279.8 million, respectively.

Annual Report 2014
46

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 10. Significant Risks

Low and Below Investment Grade (High-Yield) Securities Risk

Securities with the lowest investment grade rating, securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
47

Columbia High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Bond Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
48

Columbia High Yield Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
49

Columbia High Yield Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
50

Columbia High Yield Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
51

Columbia High Yield Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
52

Columbia High Yield Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
53

Columbia High Yield Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
54

Columbia High Yield Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
55

Columbia High Yield Bond Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio was slightly below the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
56

Columbia High Yield Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
57

Columbia High Yield Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN160_05_D01_(07/14)

Annual Report

May 31, 2014

Active Portfolios® Multi-Manager Value Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Active Portfolios® Multi-Manager Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Approval of Investment Management Services Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Active Portfolios® Multi-Manager Value Fund

Performance Overview

Performance Summary

>  Active Portfolios® Multi-Manager Value Fund (the Fund) Class A shares returned 17.18% for the 12-month period that ended May 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 19.60% during the same time period.

>  While the Fund's absolute gains were robust, relative results can be attributed primarily to individual security selection decisions.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	Life
Class A	04/20/12	17.18	18.40
Russell 1000 Value Index		19.60	21.71

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Active Portfolios® Multi-Manager Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Active Portfolios® Multi-Manager Value Fund

Manager Discussion of Fund Performance

Effective December 11, 2013, the Fund's name was changed to Active Portfolio® Multi-Manager Value Fund. Its objective was changed to seek to provide shareholders with growth of capital and income and its principal investment strategies were revised to include a multi-adviser strategy. A portion of the Fund's assets is subadvised by Dimensional Fund Advisors L.P. (DFA). As of May 31, 2014, Columbia Management and DFA managed approximately 60% and 40% of the portfolio, respectively.

For the 12-month period that ended May 31, 2014, the Fund's Class A shares returned 17.18%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 19.60% during the same time period. While the Fund's absolute gains were robust, relative results can be attributed primarily to individual security selection decisions.

U.S. Equities Gained Amidst Increased Corporate Profits

U.S. equities rallied during the annual period ended May 31, 2014, although leadership within the equity market fluctuated. U.S. economic growth was positive, but the pace of growth was somewhat uneven and below average relative to other post-recession recoveries. Economic conditions outside the U.S. were also variable, with European markets finally beginning to show signs of stabilization and recovery, while many emerging market economies slowed. Perhaps the biggest driver of U.S. equity gains during the annual period was higher valuations across most sectors of the market. Corporate profits grew steadily during the annual period, fueled by modest revenue gains and strong cost controls. Indeed, profit margins appeared to be at record highs for many companies and industries. Confidence also appeared to be increasing across the corporate sector, with a sharp increase in merger and acquisition activity, a slow but steady increase in hiring and spending intentions, and continued strong growth in dividends and share repurchase activity.

During the annual period overall, all ten sectors in the benchmark generated positive double-digit absolute returns, led by the information technology, industrials, health care and materials sectors. The weakest sectors on a relative basis were telecommunication services, financials, utilities and energy.

Security Selection Decisions Dampened Relative Results

Columbia Management: Our portion of the Fund produced robust absolute gains, but lagged the benchmark on a relative basis. Overall, our portion of the Fund's results was hurt primarily by stock selection decisions during the annual period. Sector allocation overall contributed positively.

Detracting most was stock selection in health care. Particularly disappointing was a position in pharmaceuticals company Sanofi. Sanofi's stock rose during the annual period but lagged the benchmark on concerns surrounding generic competition with its diabetes franchise and on the FDA's lack of approval of one of its multiple sclerosis drugs. These factors led Sanofi to reduce its 2014 earnings guidance. We sold our position in Sanofi in December 2013 but re-established the position in March 2014 on weakness, given that each of the issues that had driven its stock down had been somewhat mitigated by company management.

Portfolio Management

Columbia Management Investment Advisers, LLC

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Dimensional Fund Advisors L.P.

Joseph Chi, CFA

Jed Fogdall

Henry Gray

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2014
4

Active Portfolios® Multi-Manager Value Fund

Manager Discussion of Fund Performance (continued)

Stock selection in energy hurt relative results. In particular, a position in refiner HollyFrontier detracted. U.S. refiners had been enjoying wide margins between West Texas Intermediate and Brent crude oil prices, but that spread virtually disappeared early in the annual period and thus HollyFrontier's margins dropped sharply. Further, in the second quarter of 2014, the regularly-scheduled downtime of one of its refineries in Cheyenne, Wyoming proved to extend longer than anticipated. We sold our position in HollyFrontier in September 2013. A position in integrated oil company BP detracted, attributable primarily to the first half of the annual period on concerns about high capital expenditure requirements and on higher than anticipated costs associated with the last phases of resolution to the Gulf of Mexico spill.

In information technology, stock selection detracted more on either underweighted positions or lack of positions in several companies that performed strongly.

Further detracting from relative results during the annual period was holding a position in cash when the U.S. equity market rose sharply.

Conversely, having an underweighted allocation to financials, which was the second-weakest performing sector in the benchmark during the annual period, aided our portion of the Fund's results most.

Our portion of the Fund had an overweight allocation to the weakest performing sector in the benchmark during the period, telecommunications services, which negatively impacted performance. This detraction, however, was more than offset by our stock selection in the sector. A position in German telecommunication services company Deutsche Telekom was a standout performer. A high quality, higher yielding stock, Deutsche Telekom benefited from better European economic data, good growth of the wireless industry in Europe and outperformance of the European telecommunications industry versus the U.S. telecommunications industry during the annual period overall.

Elsewhere, a position in tobacco company Lorillard performed well, the single biggest individual contributor to our portion of the Fund's results during the annual period. Lorillard benefited from earnings acceleration, a dividend increase and news of its potential acquisition by a competitor, the combination of which drove its shares significantly higher.

We actively used equity-linked notes as a way to get exposure to stocks — across a wide spectrum of sectors — with lower-than-average yields but that provided attractive income opportunities. Such a strategy effectively added value during the annual period and provided broader market diversification. An equity-linked note is a debt instrument that varies from a standard fixed income security in that the coupon is built on the return of a single stock, a basket of stocks or an equity index, otherwise known as the underlying equity.

DFA: We began managing a portion of the Fund's assets effective December 11, 2013. For the period from that date through May 31, 2014, our portion of the Fund underperformed the benchmark due primarily to the exclusion of positions in real estate investment trusts (REITs) and in highly regulated utilities, as each of these market segments performed particularly well during the reporting period. Both stock selection within and having an underweighted allocation to the health care sector, which outpaced the benchmark during the reporting period, also hurt performance. Overall, our portion of the Fund's focus on deeper value stocks hampered its relative results.

Top Ten Holdings (%) (at May 31, 2014)
Chevron Corp.	3.7
Pfizer, Inc.	3.4
Cisco Systems, Inc.	2.9
Johnson & Johnson	2.7
JPMorgan Chase & Co.	2.5
AT&T, Inc.	2.4
ConocoPhillips	2.2
Intel Corp.	2.2
Merck & Co., Inc.	2.1
General Electric Co.	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	93.8
Consumer Discretionary	7.7
Consumer Staples	10.2
Energy	16.8
Financials	11.0
Health Care	13.9
Industrials	8.8
Information Technology	11.5
Materials	3.1
Telecommunication Services	6.3
Utilities	4.5
Equity-Linked Notes	4.9
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2014
5

Active Portfolios® Multi-Manager Value Fund

Manager Discussion of Fund Performance (continued)

On an individual stock basis, the holdings that detracted most were telecommunications giant Verizon Communications, pharmaceuticals company Merck & Co. and health care products producer Johnson & Johnson. Verizon Communications is not a component of the benchmark, and thus a position in this stock that produced negative absolute returns detracted. In the cases of Merck & Co. and Johnson & Johnson, each is a benchmark constituent but ineligible for the Fund's portfolio given our investment parameters, and thus their strong relative returns hurt the Fund's results relative to the benchmark.

On the positive side, security selection proved effective within the energy, industrials and consumer staples sectors. Having an overweighted allocation to energy also added value.

Individual positions that contributed most included integrated oil company Exxon Mobil, diversified industrials, technology and financial services company General Electric and rail transportation company Union Pacific. We purchased the Fund's positions in Exxon Mobil and General Electric in late January 2014 and added to each when lower prices made their respective valuations suitable for our strategy. Union Pacific is not a constituent of the benchmark, and thus a position in this stock that performed strongly during the reporting period boosted results.

During the reporting period, we used S&P 500 E-mini futures to equitize a large flow of monies into our portion of the Fund. On the largest holding day, futures were approximately 75% of our portion of the portfolio's assets under management. The futures were sold in early February at a small loss, but the impact on relative performance was minimal, as the benchmark was similarly down at that time. E-mini futures are electronically-traded futures contracts on the Chicago Mercantile Exchange that represent a portion of the standard futures contracts. For example, the S&P 500 E-mini futures contract is one-fifth the size of the standard S&P 500 futures contract.

Bottom-Up Analysis Drove Sector Weighting Changes

Columbia Management: Our portion of the Fund's positions in financials and industrials decreased during the annual period and our allocations to information technology and energy increased. Changes in sector weightings during the reporting period were the result of both active trading decisions and individual stock appreciation and depreciation.

DFA: Among the major purchases our portion of the Fund made were in General Electric and Exxon Mobil, each already mentioned. We trimmed our portion of the Fund's positions in specialty chemicals company Rockwood Holdings and in Verizon Communications. Any shifts in sector allocations that occurred during the reporting period were due primarily to the large inflow of monies in late January 2014 rather than due to any tactical allocation decisions. Changes in securities' eligibility and sector rotation in the market may also lead to shifts in sector allocation. Overall, the Fund's positions in energy and health care increased during the reporting period. Its allocations to financials and information technology decreased.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
6

Active Portfolios® Multi-Manager Value Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Columbia Management: At the end of the annual period, our portion of the Fund had greater weightings in the more traditionally defensive sectors, including consumer staples, telecommunication services, utilities and health care, and lesser allocations to the more economically-sensitive, cyclical sectors, including financials, industrials and consumer discretionary. However, it is important to note that such positioning was based not on our view of broad economic factors, anticipation of Fed policy or a forecast of market trends but rather on our bottom-up research. That said, we are comfortable with our portion of the Fund's positioning at this time. This view is based on our analysis of relative valuation, given what we see as potential for some correction in the market, albeit neither long nor deep, following robust performance during the past 18 months or so. Further, we are not currently actively choosing to de-emphasize investments in cyclical sectors; we simply have not been finding buying opportunities that meet our criteria there.

Going forward, we intend to seek value opportunities in all sectors of the U.S. equity market, maintaining a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital. We believe such a bottom-up, fundamentally-focused strategy should ultimately reward investors maintaining a long-term perspective.

DFA: At the end of the annual period, our portion of the Fund was overweighted relative to the benchmark in the energy, consumer discretionary, information technology, telecommunications services, materials and industrials sectors. It was underweighted relative to the benchmark in the health care sector, relatively neutrally weighted to the consumer staples sector and had no exposure to the utilities and REIT segments.

We have always emphasized the importance of broad diversification, as we believe such a strategy represents the most reliable way to capture expected return premiums associated with various dimensions of returns in the marketplace, including equity, size, relative price and profitability. We must note, however, that diversification does not assure a profit or protect against loss. Past market downturns and rallies have only served to reinforce our view that market participants have no ability to consistently anticipate market movements or those of sectors or other characteristics of securities. As a result, we do not incorporate predictive approaches to change the positioning of the portfolio in an effort to capture expected future events, market views, changing expectations around sectors and the like.

Annual Report 2014
7

Active Portfolios® Multi-Manager Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,081.80	1,019.55	5.61	5.44	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
8

Active Portfolios® Multi-Manager Value Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 93.1%

Issuer	Shares	Value ($)
Consumer Discretionary 7.6%
Auto Components 0.2%
Autoliv, Inc.	19,797	2,098,482
Lear Corp.	16,548	1,457,051
TRW Automotive Holdings Corp.(a)	7,750	657,743
Visteon Corp.(a)	616	56,142
Total		4,269,418
Automobiles 1.0%
Daimler AG, Registered Shares	101,390	9,633,222
General Motors Co.	214,226	7,407,935
Total		17,041,157
Diversified Consumer Services 0.1%
Graham Holdings Co., Class B	1,042	705,371
Service Corp. International	53,334	1,067,747
Total		1,773,118
Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	16,135	645,884
Hyatt Hotels Corp., Class A(a)	3,693	225,864
McDonald's Corp.	165,729	16,809,892
MGM Resorts International(a)	127,235	3,276,301
Royal Caribbean Cruises Ltd.	36,895	2,039,925
Total		22,997,866
Household Durables 0.9%
D.R. Horton, Inc.	54,249	1,284,616
Leggett & Platt, Inc.	261,654	8,875,304
Lennar Corp., Class A	27,362	1,119,106
Lennar Corp., Class B	1,697	58,496
Mohawk Industries, Inc.(a)	11,271	1,529,024
PulteGroup, Inc.	38,177	746,742
Toll Brothers, Inc.(a)	14,870	538,591
Whirlpool Corp.	5,100	732,105
Total		14,883,984
Internet & Catalog Retail 0.2%
Lands' End, Inc.(a)	1,788	49,635
Liberty Interactive Corp., Class A(a)	124,253	3,619,490
Liberty Ventures, Inc., Class A(a)	10,164	674,889
Total		4,344,014
Media 3.3%
Comcast Corp.	59,114	3,064,470

Common Stocks (continued)

Issuer	Shares	Value ($)
Comcast Corp., Class A	287,411	15,002,854
Gannett Co., Inc.	305,219	8,482,036
Liberty Global PLC, Class C(a)	27,543	1,178,841
Liberty Media Corp., Class A(a)	17,507	2,225,665
Madison Square Garden Co. (The), Class A(a)	10,614	582,178
News Corp., Class A(a)	31,805	542,593
News Corp., Class B(a)	14,504	240,621
Pearson PLC	265,425	5,209,838
Reed Elsevier PLC	397,347	6,333,969
Regal Entertainment Group, Class A	270,782	5,282,957
Time Warner, Inc.	129,542	9,045,918
Total		57,191,940
Multiline Retail 0.3%
Dillard's, Inc., Class A	10,044	1,132,461
Kohl's Corp.	53,883	2,933,390
Sears Holdings Corp.(a)	5,947	250,101
Target Corp.	30,605	1,737,140
Total		6,053,092
Specialty Retail 0.2%
Foot Locker, Inc.	36,923	1,778,950
GameStop Corp., Class A	14,272	540,195
Penske Automotive Group, Inc.	22,093	1,027,767
Staples, Inc.	9,004	101,295
Total		3,448,207
Textiles, Apparel & Luxury Goods 0.1%
PVH Corp.	13,692	1,802,278
Total Consumer Discretionary		133,805,074
Consumer Staples 10.3%
Beverages 0.6%
Coca-Cola Co. (The)	238,762	9,767,753
Molson Coors Brewing Co., Class B	13,364	878,416
Total		10,646,169
Food & Staples Retailing 1.2%
CVS Caremark Corp.	172,058	13,475,582
Safeway, Inc.	60,717	2,085,022
SYSCO Corp.	156,653	5,879,187
Total		21,439,791

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Active Portfolios® Multi-Manager Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 2.3%
Archer-Daniels-Midland Co.	55,187	2,480,104
Bunge Ltd.	24,761	1,924,177
ConAgra Foods, Inc.	298,561	9,643,520
Ingredion, Inc.	19,294	1,469,238
JM Smucker Co. (The)	17,937	1,840,336
Kraft Foods Group, Inc.	276,125	16,418,393
Mondelez International, Inc., Class A	86,736	3,263,009
Tyson Foods, Inc., Class A	69,985	2,971,563
Total		40,010,340
Household Products 2.3%
Energizer Holdings, Inc.	15,755	1,827,580
Kimberly-Clark Corp.	68,168	7,658,675
Procter & Gamble Co. (The)	367,195	29,665,684
Total		39,151,939
Tobacco 3.9%
Altria Group, Inc.	440,542	18,308,926
Imperial Tobacco Group PLC	35,804	1,615,593
Lorillard, Inc.	389,256	24,200,045
Philip Morris International, Inc.	278,853	24,689,645
Total		68,814,209
Total Consumer Staples		180,062,448
Energy 16.7%
Energy Equipment & Services 1.3%
Baker Hughes, Inc.	37,375	2,635,685
Helmerich & Payne, Inc.	26,960	2,964,252
Nabors Industries Ltd.	74,271	1,948,128
National Oilwell Varco, Inc.	37,758	3,091,248
Noble Corp. PLC	63,763	2,005,984
Oil States International, Inc.(a)	13,878	1,492,995
Patterson-UTI Energy, Inc.	36,291	1,200,869
Rowan Companies PLC, Class A	10,420	322,603
Superior Energy Services, Inc.	26,753	887,932
Transocean Ltd.	60,489	2,570,178
Weatherford International Ltd.(a)	193,599	4,199,162
Total		23,319,036
Oil, Gas & Consumable Fuels 15.4%
Anadarko Petroleum Corp.	68,200	7,015,052
Apache Corp.	52,454	4,889,762

Common Stocks (continued)

Issuer	Shares	Value ($)
BP PLC, ADR	411,433	20,756,795
Chesapeake Energy Corp.	139,842	4,016,262
Chevron Corp.	518,055	63,611,973
Cimarex Energy Co.	21,851	2,821,620
ConocoPhillips	464,701	37,148,198
Denbury Resources, Inc.	61,512	1,038,938
Devon Energy Corp.	48,526	3,586,071
Exxon Mobil Corp.	266,615	26,802,806
Hess Corp.	38,224	3,489,851
HollyFrontier Corp.	50,079	2,466,391
Kinder Morgan, Inc.	56,473	1,885,633
Marathon Oil Corp.	87,645	3,213,066
Marathon Petroleum Corp.	39,477	3,528,849
Newfield Exploration Co.(a)	208	7,588
Occidental Petroleum Corp.	344,187	34,312,002
Peabody Energy Corp.	45,264	731,466
Phillips 66	23,886	2,025,294
QEP Resources, Inc.	45,111	1,440,845
Royal Dutch Shell PLC, Class A	448,942	17,646,500
Spectra Energy Corp.	202,318	8,210,064
Tesoro Corp.	33,424	1,878,429
Total SA	151,544	10,634,594
Valero Energy Corp.	72,281	4,051,350
Whiting Petroleum Corp.(a)	29,856	2,145,154
WPX Energy, Inc.(a)	16,843	356,735
Total		269,711,288
Total Energy		293,030,324
Financials 10.9%
Banks 6.2%
Bank of America Corp.	527,310	7,983,473
Bank of Montreal	142,400	10,010,720
BB&T Corp.	59,125	2,242,020
BOK Financial Corp.	5,990	376,052
CIT Group, Inc.	33,577	1,493,505
Citigroup, Inc.	142,124	6,760,839
Comerica, Inc.	15,342	735,956
Fifth Third Bancorp	74,048	1,532,053
Huntington Bancshares, Inc.	139,319	1,291,487
JPMorgan Chase & Co.	769,911	42,783,954

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Active Portfolios® Multi-Manager Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
KeyCorp	75,208	1,029,598
M&T Bank Corp.	21,846	2,651,449
PNC Financial Services Group, Inc. (The)	44,630	3,805,600
Regions Financial Corp.	232,084	2,364,936
SunTrust Banks, Inc.	22,482	861,510
Wells Fargo & Co.	413,128	20,978,640
Zions Bancorporation	30,969	885,404
Total		107,787,196
Capital Markets 1.5%
American Capital Ltd.(a)	23,693	349,709
Bank of New York Mellon Corp. (The)	96,332	3,329,234
BlackRock, Inc.	39,699	12,104,225
E*TRADE Financial Corp.(a)	34,069	693,985
Goldman Sachs Group, Inc. (The)	36,679	5,861,671
Legg Mason, Inc.	10,118	494,163
Morgan Stanley	61,376	1,894,063
State Street Corp.	36,821	2,403,307
Total		27,130,357
Consumer Finance 0.3%
Capital One Financial Corp.	73,703	5,814,430
Diversified Financial Services 0.1%
CME Group, Inc.	13,361	961,992
Intercontinental Exchange, Inc.	1,647	323,471
Leucadia National Corp.	30,575	784,249
NASDAQ OMX Group, Inc. (The)	14,055	532,684
Total		2,602,396
Insurance 2.7%
ACE Ltd.	28,537	2,959,572
Aflac, Inc.	3,558	217,856
Alleghany Corp.(a)	1,406	592,095
Allied World Assurance Co. Holdings AG	465	17,438
Allstate Corp. (The)	57,225	3,333,928
American Financial Group, Inc.	11,946	697,407
American International Group, Inc.	131,165	7,092,092
Arch Capital Group Ltd.(a)	11,201	637,673
Assurant, Inc.	12,198	827,146
Assured Guaranty Ltd.	15,263	372,722
Axis Capital Holdings Ltd.	9,588	440,952
Chubb Corp. (The)	17,484	1,620,067
Cincinnati Financial Corp.	27,482	1,347,168

Common Stocks (continued)

Issuer	Shares	Value ($)
CNA Financial Corp.	3,492	140,309
Everest Re Group Ltd.	8,464	1,354,409
Fidelity National Financial, Inc., Class A	100	3,334
Genworth Financial, Inc., Class A(a)	41,456	704,337
Hartford Financial Services Group, Inc. (The)	119,608	4,144,417
HCC Insurance Holdings, Inc.	16,809	789,687
Lincoln National Corp.	22,004	1,055,312
Loews Corp.	13,801	595,237
Markel Corp.(a)	1,172	750,338
MetLife, Inc.	40,163	2,045,502
Old Republic International Corp.	43,614	745,799
PartnerRe Ltd.	4,461	478,978
Principal Financial Group, Inc.	49,380	2,309,503
Protective Life Corp.	13,180	689,314
Prudential Financial, Inc.	19,333	1,588,399
Reinsurance Group of America, Inc.	4,895	382,593
RenaissanceRe Holdings Ltd.	7,450	776,067
Travelers Companies, Inc. (The)	45,804	4,280,384
Unum Group	43,810	1,485,597
Validus Holdings Ltd.	6,795	253,657
WR Berkley Corp.	33,984	1,514,667
XL Group PLC	23,721	769,984
Total		47,013,940
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	73,955	1,130,033
People's United Financial, Inc.	26,655	383,032
Total		1,513,065
Total Financials		191,861,384
Health Care 13.8%
Health Care Equipment & Supplies 0.2%
Boston Scientific Corp.(a)	61,835	793,343
CareFusion Corp.(a)	17,726	760,977
Hologic, Inc.(a)	22,909	559,896
Teleflex, Inc.	6,902	736,029
Total		2,850,245
Health Care Providers & Services 2.0%
Aetna, Inc.	48,878	3,790,489
CIGNA Corp.	4,355	390,992
Community Health Systems, Inc.(a)	23,897	998,178

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Active Portfolios® Multi-Manager Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Express Scripts Holding Co.(a)	107,693	7,696,819
Humana, Inc.	39,232	4,882,815
Mednax, Inc.(a)	8,437	486,224
Omnicare, Inc.	17,275	1,097,826
Quest Diagnostics, Inc.	36,593	2,191,555
UnitedHealth Group, Inc.	126,662	10,086,095
Universal Health Services, Inc., Class B	3,138	281,070
WellPoint, Inc.	24,778	2,684,944
Total		34,587,007
Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc., Class A(a)	800	96,584
Thermo Fisher Scientific, Inc.	15,155	1,771,771
Total		1,868,355
Pharmaceuticals 11.5%
AbbVie, Inc.	312,250	16,964,543
Bristol-Myers Squibb Co.	111,662	5,554,068
Eli Lilly & Co.	225,169	13,478,616
Johnson & Johnson	455,899	46,255,513
Merck & Co., Inc.	637,533	36,887,659
Novartis AG, ADR	70,744	6,371,205
Perrigo Co. PLC	3,614	499,455
Pfizer, Inc.	1,942,035	57,542,497
Roche Holding AG, Genusschein Shares	44,351	13,050,238
Sanofi	49,694	5,313,555
Total		201,917,349
Total Health Care		241,222,956
Industrials 8.7%
Aerospace & Defense 2.2%
Honeywell International, Inc.	110,431	10,286,648
L-3 Communications Holdings, Inc.	22,751	2,756,739
Lockheed Martin Corp.	158,855	25,996,621
Textron, Inc.	1,607	63,026
Total		39,103,034
Air Freight & Logistics 0.3%
FedEx Corp.	38,512	5,551,890
Airlines 0.3%
Alaska Air Group, Inc.	957	94,226
Southwest Airlines Co.	189,320	5,007,514
Total		5,101,740

Common Stocks (continued)

Issuer	Shares	Value ($)
Building Products 0.1%
Owens Corning	29,621	1,214,757
Commercial Services & Supplies 1.2%
ADT Corp. (The)	17,945	577,829
KAR Auction Services, Inc.	34,933	1,066,854
Republic Services, Inc.	90,608	3,207,523
RR Donnelley & Sons Co.	410,755	6,506,359
Waste Connections, Inc.	28,770	1,311,049
Waste Management, Inc.	182,613	8,159,149
Total		20,828,763
Construction & Engineering 0.2%
Jacobs Engineering Group, Inc.(a)	22,103	1,217,212
KBR, Inc.	37,273	905,361
Quanta Services, Inc.(a)	35,623	1,209,401
URS Corp.	12,562	565,290
Total		3,897,264
Electrical Equipment 0.8%
Eaton Corp. PLC	182,602	13,455,942
Industrial Conglomerates 2.0%
General Electric Co.	1,287,194	34,483,927
Machinery 0.6%
AGCO Corp.	24,498	1,321,912
Ingersoll-Rand PLC	6,160	368,491
Joy Global, Inc.	25,674	1,467,269
Kennametal, Inc.	6,926	311,947
Oshkosh Corp.	21,887	1,182,992
SPX Corp.	4,413	461,776
Stanley Black & Decker, Inc.	29,675	2,593,595
Terex Corp.	18,671	718,087
Timken Co. (The)	13,752	883,154
Trinity Industries, Inc.	19,649	1,700,228
Total		11,009,451
Marine —%
Kirby Corp.(a)	4,365	482,551
Professional Services —%
Manpowergroup, Inc.	7,324	600,422
Road & Rail 0.9%
Avis Budget Group, Inc.(a)	26,977	1,543,894
CSX Corp.	136,477	4,012,424
Genesee & Wyoming, Inc., Class A(a)	8,697	846,653

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Active Portfolios® Multi-Manager Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Hertz Global Holdings, Inc.(a)	112,975	3,335,022
Norfolk Southern Corp.	37,594	3,787,595
Ryder System, Inc.	13,234	1,148,579
Union Pacific Corp.	2,572	512,522
Total		15,186,689
Trading Companies & Distributors 0.1%
Air Lease Corp.	7,269	299,919
United Rentals, Inc.(a)	1,284	129,748
WESCO International, Inc.(a)	11,121	949,956
Total		1,379,623
Total Industrials		152,296,053
Information Technology 11.4%
Communications Equipment 2.9%
Brocade Communications Systems, Inc.(a)	74,473	679,194
Cisco Systems, Inc.	2,000,739	49,258,194
EchoStar Corp., Class A(a)	3,561	181,861
Juniper Networks, Inc.(a)	42,357	1,036,052
Total		51,155,301
Electronic Equipment, Instruments & Components 0.3%
Arrow Electronics, Inc.(a)	25,349	1,462,637
Avnet, Inc.	23,078	1,005,508
Corning, Inc.	60,692	1,292,740
Ingram Micro, Inc., Class A(a)	25,858	718,077
Jabil Circuit, Inc.	2,798	52,658
Total		4,531,620
IT Services 0.8%
Amdocs Ltd.	27,252	1,311,366
Computer Sciences Corp.	29,967	1,884,625
Fidelity National Information Services, Inc.	73,501	3,980,079
Paychex, Inc.	97,773	4,019,448
Xerox Corp.	309,778	3,825,758
Total		15,021,276
Semiconductors & Semiconductor Equipment 3.6%
Analog Devices, Inc.	72,857	3,816,250
Broadcom Corp., Class A	71,096	2,265,829
First Solar, Inc.(a)	16,681	1,030,552
Intel Corp.	1,352,047	36,937,924
Lam Research Corp.(a)	13,621	845,047

Common Stocks (continued)

Issuer	Shares	Value ($)
Marvell Technology Group Ltd.	41,275	642,652
Maxim Integrated Products, Inc.	47,408	1,623,724
Microchip Technology, Inc.	293,033	13,948,371
NVIDIA Corp.	95,372	1,812,068
Teradyne, Inc.	19,091	339,820
Total		63,262,237
Software 2.2%
Activision Blizzard, Inc.	122,188	2,539,067
CA, Inc.	44,525	1,277,422
Microsoft Corp.	822,296	33,664,798
Synopsys, Inc.(a)	17,745	683,005
Total		38,164,292
Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	13,307	8,423,331
EMC Corp.	258,902	6,876,437
Hewlett-Packard Co.	275,947	9,244,225
Seagate Technology PLC	52,939	2,844,412
Stratasys Ltd.(a)	1,601	148,925
Total		27,537,330
Total Information Technology		199,672,056
Materials 3.0%
Chemicals 1.0%
Ashland, Inc.	19,504	2,008,912
Cabot Corp.	3,697	209,065
CF Industries Holdings, Inc.	14,421	3,508,773
Dow Chemical Co. (The)	7,446	388,086
LyondellBasell Industries NV, Class A	94,744	9,433,660
Mosaic Co. (The)	25,629	1,281,194
Rockwood Holdings, Inc.	986	75,301
Total		16,904,991
Construction Materials —%
Vulcan Materials Co.	10,903	664,756
Containers & Packaging 1.1%
Bemis Co., Inc.	25,902	1,072,602
MeadWestvaco Corp.	29,839	1,210,867
Packaging Corp. of America	227,527	15,735,767
Rock-Tenn Co., Class A	18,059	1,824,501
Total		19,843,737

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Active Portfolios® Multi-Manager Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 0.8%
Alcoa, Inc.	184,733	2,514,216
Allegheny Technologies, Inc.	1,267	52,036
Freeport-McMoRan Copper & Gold, Inc.	139,750	4,758,488
Newmont Mining Corp.	39,019	893,145
Nucor Corp.	53,380	2,702,629
Reliance Steel & Aluminum Co.	12,974	933,479
Steel Dynamics, Inc.	37,238	643,100
United States Steel Corp.	36,401	838,679
Total		13,335,772
Paper & Forest Products 0.1%
International Paper Co.	53,134	2,530,772
Total Materials		53,280,028
Telecommunication Services 6.2%
Diversified Telecommunication Services 5.8%
AT&T, Inc.	1,167,264	41,402,854
BCE, Inc.	167,578	7,696,857
CenturyLink, Inc.	441,766	16,641,325
Deutsche Telekom AG, ADR	722,726	12,138,183
Frontier Communications Corp.	251,510	1,456,243
Telstra Corp., Ltd.	1,322,472	6,580,631
Verizon Communications, Inc.	305,682	15,271,873
Windstream Holdings, Inc.	149,987	1,435,376
Total		102,623,342
Wireless Telecommunication Services 0.4%
Sprint Corp.(a)	92,759	885,849
T-Mobile USA, Inc.(a)	11,176	383,672
United States Cellular Corp.	3,857	165,658
Vodafone Group PLC, ADR	142,034	4,972,610
Total		6,407,789
Total Telecommunication Services		109,031,131
Utilities 4.5%
Electric Utilities 2.1%
American Electric Power Co., Inc.	84,979	4,533,630
Duke Energy Corp.	134,441	9,556,066
PPL Corp.	307,034	10,773,823
Terna Rete Elettrica Nazionale SpA	1,404,895	7,457,332
Xcel Energy, Inc.	134,095	4,124,762
Total		36,445,613

Common Stocks (continued)

Issuer	Shares	Value ($)
Gas Utilities 0.1%
UGI Corp.	28,805	1,401,939
Independent Power and Renewable Electricity Producers 0.1%
Calpine Corp.(a)	36,503	851,250
NRG Energy, Inc.	39,938	1,423,390
Total		2,274,640
Multi-Utilities 2.2%
Ameren Corp.	132,070	5,196,955
National Grid PLC	629,400	9,389,495
PG&E Corp.	210,893	9,673,662
Public Service Enterprise Group, Inc.	97,663	3,804,950
SCANA Corp.	49,603	2,579,356
Sempra Energy	75,139	7,540,199
Total		38,184,617
Total Utilities		78,306,809
Total Common Stocks (Cost: $1,473,669,862)		1,632,568,263

Equity-Linked Notes 4.8%

Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG (linked to common stock of Pioneer Natural Resources Co.)(b) 08/22/14	8.790%	24,450	5,107,018
Goldman Sachs & Co. (linked to common stock of Dow Chemical Co. (The))(b) 07/23/14	7.300%	211,520	10,759,305
Goldman Sachs Group, Inc. (The)(b) (linked to common stock of Bank of America Corp.) 08/18/14	4.500%	661,200	9,940,124
(linked to common stock of Suncor Energy, Inc.) 08/22/14	4.000%	82,200	3,158,459
Senior Unsecured (linked to common stock of Walgreen Co.) 06/06/14	9.800%	98,880	7,073,400
Goldman Sachs International (linked to common stock of Comcast Corp.)(b) 07/23/14	4.000%	104,650	5,419,558
JPMorgan Chase Bank NA(b) (linked to common stock of Gilead Sciences, Inc.) 08/19/14	11.150%	65,400	5,326,176
(linked to common stock of JPMorgan Chase & Co.) 08/19/14	5.420%	49,300	5,039,446

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Active Portfolios® Multi-Manager Value Fund

Portfolio of Investments (continued)

May 31, 2014

Equity-Linked Notes (continued)

Issuer	Coupon Rate	Shares	Value ($)
Wells Fargo Bank NA (linked to common stock of Apple, Inc.)(b) 07/18/14	6.270%	58,371	33,156,479
Total Equity-Linked Notes (Cost: $79,761,498)			84,979,965

Money Market Funds 1.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(c)(d)	22,254,774	22,254,774
Total Money Market Funds (Cost: $22,254,774)		22,254,774
Total Investments (Cost: $1,575,686,134)		1,739,803,002
Other Assets & Liabilities, Net		13,147,500
Net Assets		1,752,950,502

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $84,979,965 or 4.85% of net assets.

(c)  The rate shown is the seven-day current annualized yield at May 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,038,156	1,185,587,508	(1,172,370,890)	22,254,774	32,780	22,254,774

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Active Portfolios® Multi-Manager Value Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Active Portfolios® Multi-Manager Value Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	112,628,045	21,177,029	—	133,805,074
Consumer Staples	178,446,855	1,615,593	—	180,062,448
Energy	264,749,230	28,281,094	—	293,030,324
Financials	191,861,384	—	—	191,861,384
Health Care	222,859,162	18,363,794	—	241,222,956
Industrials	152,296,053	—	—	152,296,053
Information Technology	199,672,056	—	—	199,672,056
Materials	53,280,028	—	—	53,280,028
Telecommunication Services	102,450,500	6,580,631	—	109,031,131
Utilities	61,459,983	16,846,826	—	78,306,809
Total Equity Securities	1,539,703,296	92,864,967	—	1,632,568,263
Other
Equity-Linked Notes	—	84,979,965	—	84,979,965
Total Other	—	84,979,965	—	84,979,965
Mutual Funds
Money Market Funds	22,254,774	—	—	22,254,774
Total Mutual Funds	22,254,774	—	—	22,254,774
Total	1,561,958,070	177,844,932	—	1,739,803,002

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Active Portfolios® Multi-Manager Value Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,553,431,360)	$1,717,548,228
Affiliated issuers (identified cost $22,254,774)	22,254,774
Total investments (identified cost $1,575,686,134)	1,739,803,002
Receivable for:
Investments sold	15,910,944
Capital shares sold	4,491,277
Dividends	5,708,532
Reclaims	150,205
Expense reimbursement due from Investment Manager	6,221
Prepaid expenses	577
Other assets	786
Total assets	1,766,071,544
Liabilities
Payable for:
Investments purchased	8,879,485
Capital shares purchased	3,821,194
Investment management fees	28,817
Distribution and/or service fees	11,977
Transfer agent fees	265,903
Administration fees	2,601
Compensation of board members	16,569
Other expenses	94,496
Total liabilities	13,121,042
Net assets applicable to outstanding capital stock	$1,752,950,502
Represented by
Paid-in capital	$1,532,073,496
Undistributed net investment income	6,999,181
Accumulated net realized gain	49,765,361
Unrealized appreciation (depreciation) on:
Investments	164,116,868
Foreign currency translations	(4,404)
Total — representing net assets applicable to outstanding capital stock	$1,752,950,502
Class A
Net assets	$1,752,950,502
Shares outstanding	139,903,362
Net asset value per share	$12.53

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Active Portfolios® Multi-Manager Value Fund

Statement of Operations

Year ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$36,927,913
Dividends — affiliated issuers	32,780
Interest	61,094
Foreign taxes withheld	(527,575)
Total income	36,494,212
Expenses:
Investment management fees	7,259,435
Distribution and/or service fees
Class A	2,914,115
Transfer agent fees
Class A	2,526,047
Administration fees	654,474
Compensation of board members	25,581
Custodian fees	31,259
Printing and postage fees	292,508
Registration fees	197,074
Professional fees	37,603
Line of credit interest expense	1,158
Other	36,992
Total expenses	13,976,246
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,386,107)
Total net expenses	12,590,139
Net investment income	23,904,073
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	127,206,273
Foreign currency translations	(24,511)
Futures contracts	(253,072)
Net realized gain	126,928,690
Net change in unrealized appreciation (depreciation) on:
Investments	53,686,039
Foreign currency translations	(3,199)
Net change in unrealized appreciation (depreciation)	53,682,840
Net realized and unrealized gain	180,611,530
Net increase in net assets resulting from operations	$204,515,603

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Active Portfolios® Multi-Manager Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013
Operations
Net investment income	$23,904,073	$11,327,932
Net realized gain	126,928,690	15,700,643
Net change in unrealized appreciation (depreciation)	53,682,840	140,700,515
Net increase in net assets resulting from operations	204,515,603	167,729,090
Distributions to shareholders
Net investment income
Class A	(18,761,924)	(10,916,018)
Net realized gains
Class A	(90,982,487)	—
Total distributions to shareholders	(109,744,411)	(10,916,018)
Increase (decrease) in net assets from capital stock activity	907,244,652	17,352,399
Total increase in net assets	1,002,015,844	174,165,471
Net assets at beginning of year	750,934,658	576,769,187
Net assets at end of year	$1,752,950,502	$750,934,658
Undistributed net investment income	$6,999,181	$1,902,425

	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	92,115,130	1,093,668,735	21,469,577	228,799,780
Distributions reinvested	9,527,929	109,741,649	1,052,005	10,915,667
Redemptions	(24,350,459)	(296,165,732)	(20,690,586)	(222,363,048)
Net increase	77,292,600	907,244,652	1,830,996	17,352,399
Total net increase	77,292,600	907,244,652	1,830,996	17,352,399

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Active Portfolios® Multi-Manager Value Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended May 31,
Class A	2014		2013	2012(a)
Per share data
Net asset value, beginning of period	$11.99		$9.49	$10.00
Income from investment operations:
Net investment income	0.25		0.18	0.02
Net realized and unrealized gain (loss)	1.67		2.50	(0.53)
Total from investment operations	1.92		2.68	(0.51)
Less distributions to shareholders:
Net investment income	(0.20)		(0.18)	—
Net realized gains	(1.18)		—	—
Total distributions to shareholders	(1.38)		(0.18)	—
Net asset value, end of period	$12.53		$11.99	$9.49
Total return	17.18%		28.49%	(5.10%)
Ratios to average net assets(b)
Total gross expenses	1.20	%(c)	1.24%	1.38	%(d)
Total net expenses(e)	1.08	%(c)	1.08%	1.08	%(d)
Net investment income	2.05%		1.70%	2.46	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,752,951		$750,935	$576,769
Portfolio turnover	99%		55%	3%

Notes to Financial Highlights

(a)  For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Active Portfolios® Multi-Manager Value Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Active Portfolios® Multi-Manager Value Fund (formerly known as Columbia Active Portfolios® — Diversified Equity Income Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective December 11, 2013, Columbia Active Portfolios® — Diversified Equity Income Fund was renamed Active Portfolios® Multi-Manager Value Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's

Annual Report 2014
22

Active Portfolios® Multi-Manager Value Fund

Notes to Financial Statements (continued)

May 31, 2014

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into

Annual Report 2014
23

Active Portfolios® Multi-Manager Value Fund

Notes to Financial Statements (continued)

May 31, 2014

agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At May 31, 2014, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2014:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts ($)
Equity risk	(253,072)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2014.

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	250,902

*Based on ending daily outstanding amounts for the year ended May 31, 2014.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Annual Report 2014
24

Active Portfolios® Multi-Manager Value Fund

Notes to Financial Statements (continued)

May 31, 2014

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) shares the responsibility for the day-to-day portfolio management of the Fund with the Investment Manager. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines

Annual Report 2014
25

Active Portfolios® Multi-Manager Value Fund

Notes to Financial Statements (continued)

May 31, 2014

from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.62% of the Fund's average daily net assets.

Subadvisory Agreement

Effective December 11, 2013, the Investment Manager entered into a Subadvisory Agreement with Dimensional Fund Advisors L.P. (DFA) to subadvise a portion of the assets of the Fund. The Investment Manager compensates DFA to manage a portion of the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $3,071.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets for Class A shares as 0.22%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2014
26

Active Portfolios® Multi-Manager Value Fund

Notes to Financial Statements (continued)

May 31, 2014

from the Fund's custodian, do not exceed the annual rate of 1.08% of Class A share's average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(45,393)
Accumulated net realized gain	45,392
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$46,516,107	$10,916,018
Long-term capital gains	63,228,304	—
Total	$109,744,411	$10,916,018

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$31,712,023
Undistributed long-term capital gains	25,970,351
Net unrealized appreciation	163,216,622

At May 31, 2014, the cost of investments for federal income tax purposes was $1,576,586,380 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$168,937,507
Unrealized depreciation	(5,720,885)
Net unrealized appreciation	163,216,622

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,962,093,608 and $1,157,358,788, respectively, for the year ended May 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2014
27

Active Portfolios® Multi-Manager Value Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended May 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $6,033,333 at a weighted average interest rate of 1.15%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
28

Active Portfolios® Multi-Manager Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Active Portfolios® Multi-Manager Value Fund
(formerly Columbia Active Portfolios® — Diversified Equity Income Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Value Fund (formerly Columbia Active Portfolios® — Diversified Equity Income Fund) (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
29

Active Portfolios® Multi-Manager Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	61.63%
Dividends Received Deduction	52.59%
Capital Gain Dividend	$86,076,563

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
30

Active Portfolios® Multi-Manager Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
31

Active Portfolios® Multi-Manager Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
32

Active Portfolios® Multi-Manager Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
33

Active Portfolios® Multi-Manager Value Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
34

Active Portfolios® Multi-Manager Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
35

Active Portfolios® Multi-Manager Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
36

Active Portfolios® Multi-Manager Value Fund

Approval of Investment Management Services and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Active Portfolios® Multi-Manager Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Dimensional Fund Advisors L.P. (the Subadviser), the Subadviser provides portfolio management and related services for the Fund.

Approval of the Subadvisory Agreement

At its November 18-20, 2013 in-person meeting of the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered a proposed subadvisory agreement (the Subadvisory Agreement) between Columbia Management and the Subadviser. At this meeting, independent legal counsel to the Independent Trustees (Independent Legal Counsel) reviewed with the Independent Trustees various factors relevant to the Board's consideration of subadvisory agreements with the Board's legal responsibilities related to such consideration. The Board took into account the variety of written materials and oral presentations it received at the meeting and at its September 2013 meeting in connection with its evaluation of the services proposed to be provided by the Subadviser. The Board also took into account reports from various committees, including, importantly, the reports from the Contracts Committee with respect to quality of services, profitability and fees and expenses; the Investment Review Committee, with respect to investment performance, client commission and trading practices; and the Compliance Committee, with respect to the overall effectiveness of the compliance program. All of the materials presented were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement.

Nature, Extent and Quality of Services Provide by the Subadviser

The Independent Trustees analyzed various reports and presentations they had received detailing the services to be performed by the Subadviser, as well as its expertise, resources and capabilities. The Independent Trustees also discussed the compliance programs of the Subadviser, and observed that the program had previously been reviewed by the Funds' Chief Compliance Officer (CCO) and the Independent Trustees. The Board also discussed the acceptability of the terms of the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the meeting and the September 2013 meeting and other considerations, the Board concluded that the Subadviser was in a position to provide a high quality and level of services to the Fund.

Investment Performance

Although the consideration of a fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Subadviser has no performance history with the Fund. However, the Board did consider the Subadviser's solid performance record employing strategies substantially similar to those proposals to be utilized for the Fund. The Board also observed the proposed portfolio management team's experience employing the strategies proposed to be utilized by the Fund.

Comparative Fees, Costs of Services to be Provided and Profitability

The Board reviewed comparative fees and the costs of services to be provided under the Subadvisory Agreement. The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fee payable to the Subadviser would be paid by Columbia Management and would not impact the fees paid by the Fund. The Board concluded that the Fund's subadvisory fees are fair and reasonable in light of the extent and quality of services that will be provided to the Fund.

Economies of Scale to be Realized

The Board also considered the economies of scale that may be realized by Columbia Management and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered that the proposed Subadvisory Agreement with DFA provides for lower fees as assets increase at pre-established breakpoints

Annual Report 2014
37

Active Portfolios® Multi-Manager Value Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

and concluded that the proposed Subadvisory Agreement satisfactorily provides for sharing of these economies of scale. The Board observed that these fee rates and breakpoints are at levels that do not align with the breakpoints in the Fund's management fees. The Board noted, however, that despite the Subadvisory free breakpoints resulting in lower Subadvisory fees paid by Columbia Management, Columbia Management's investment management profitability from the Fund declines as a result of its retention of this third-party subadviser (and, thus, there is less opportunity for Fund shareholders to realize economies of scale).

Approval of Renewal of the Investment Management Services Agreement

On an annual basis, the Fund's Board, including the Independent Trustees, considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by Independent Legal Counsel in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory and subadvisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel.

The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Board took into account the information it received and reviewed concerning Columbia Management's ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto, which the Board recalled had added staff and technology resources during 2013. The Board also noted the information it received concerning Columbia Management's ability to retain its key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Board also took into account the organization and strength of the Fund's and its service providers' compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the

Annual Report 2014
38

Active Portfolios® Multi-Manager Value Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment. The Board observed that appropriate steps (such as changes to strategy and management teams) had been taken to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2014
39

Active Portfolios® Multi-Manager Value Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the IMS Agreement were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
40

Active Portfolios® Multi-Manager Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Active Portfolios® Multi-Manager Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN116_05_D01_(07/14)

Annual Report

May 31, 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	31
Statement of Operations	33
Statement of Changes in Net Assets	34
Financial Highlights	37
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	57
Federal Income Tax Information	58
Trustees and Officers	59
Approval of Investment Management Services Agreement	65
Important Information About This Report	69

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Performance Overview

Performance Summary

>  Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund) Class A shares returned -6.41% excluding sales charges for the 12-month period that ended May 31, 2014.

>  During the 12-month period, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.04%, the S&P 500 Index, a broad measure of the U.S. equity market, returned 20.45% and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed-income market, returned 2.71%.

>  The Fund underperformed its Blended Index, which returned 13.16% for the same time period.

>  The negative absolute returns generated by the Fund's investments in a VIX (Chicago Board Options Exchange Market Volatility Index) futures strategy, a global trend following strategy, a developed market currency strategy, a dividend income strategy, a high income convertible strategy and a short-term currency strategy more than offset the positive absolute returns from the Fund's investments in two equity alpha strategies, an equity market neutral strategy and a select large-cap growth strategy.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	Life
Class A	03/31/11
Excluding sales charges		-6.41	-0.46
Including sales charges		-11.81	-2.31
Class B	03/31/11
Excluding sales charges		-7.04	-1.20
Including sales charges		-11.68	-2.13
Class C	03/31/11
Excluding sales charges		-7.05	-1.18
Including sales charges		-7.98	-1.18
Class I	03/31/11	-6.04	-0.15
Class R	03/31/11	-6.55	-0.72
Class R5*	11/08/12	-6.09	-0.31
Class W	03/31/11	-6.32	-0.42
Class Z	03/31/11	-6.10	-0.20
Citigroup 3-Month U.S. Treasury Bill Index		0.04	0.06
S&P 500 Index		20.45	14.94
Barclays U.S. Aggregate Bond Index		2.71	4.19
Blended Index		13.16	10.74

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. If they had, returns would be lower. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2011 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Enhanced Multi-Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Manager Discussion of Fund Performance

At May 31, 2014, approximately 67% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2014, the Fund's Class A shares returned -6.41% excluding sales charges. During the 12-month period, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.04%, the S&P 500 Index, a broad measure of the U.S. equity market, returned 20.45%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed income market, returned 2.71%. The Fund underperformed its Blended Index, which returned 13.16% for the same time period.

The negative absolute returns generated by the Fund's investments in a VIX (Chicago Board Options Exchange Market Volatility Index) futures strategy, a global trend following strategy, a developed market currency strategy, a dividend income strategy, a high income convertible strategy and a short-term currency strategy more than offset the positive absolute returns from the Fund's investments in two equity alpha strategies, an equity market neutral strategy and a select large-cap growth strategy.

Investment Strategies Overall Generated Disappointing Results

The Fund pursues positive absolute returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity market risk (commonly referred to as beta) through various investment and hedging strategies.

During the annual period, the Fund was able to generate the greatest positive absolute returns from its investments in two equity alpha strategies — dividend income and contrarian core — after netting the overlay strategy we apply to these strategies to remove the equity market exposure in these strategies.

The positive absolute returns generated by the two alpha equity strategies, along with those from an equity market neutral strategy and a select large-cap growth strategy, were more than offset by the negative absolute returns from several other strategies. The greatest negative return was generated by the Fund's investment in a VIX futures strategy, which is an alpha strategy based on futures contracts on forward 30-day implied volatilities of the S&P 500 Index. The strategy produced a negative return, as volatility represented by the futures contracts remained low for much of the annual period. Fund returns were also negatively impacted by a global trend following strategy, which uses a variety of market, valuation and other factors to identify areas of relative value across equity, bond and currency markets in developed countries around the globe and to determine the direction of global markets.

At the end of the annual period, the Fund had its greatest allocations to the global trend following strategy and the short-term currency strategy.

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, PhD

Top Ten Holdings (%) — Long Positions (at May 31, 2014)
Apple, Inc.	2.2
JPMorgan Chase & Co.	1.9
Philip Morris International, Inc.	1.7
Verizon Communications, Inc.	1.6
Johnson & Johnson	1.5
Chevron Corp.	1.3
Honeywell International, Inc.	1.3
Wells Fargo & Co.	1.3
Procter & Gamble Co. (The)	1.1
Celgene Corp.	1.1

Percentages indicated are based upon total long investments (excluding Money Market Funds).

Top Ten Holdings (%) — Short Positions (at May 31, 2014)
Amkor Technology, Inc.	(1.9)
Novartis AG, ADR	(1.8)
Computer Sciences Corp.	(1.8)
Church & Dwight Co., Inc.	(1.7)
Laboratory Corp. of America Holdings	(1.7)
Corning, Inc.	(1.6)
Clorox Co. (The)	(1.6)
Wellcare Health Plans, Inc.	(1.6)
McCormick & Co., Inc.	(1.6)
MeadWestvasco Corp.	(1.6)

Percentages indicated are based upon total short investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

A New Strategy Added

In December 2013, we added a new strategy to the Fund's underlying investment strategies. The new addition is based on managed futures. More specifically, the strategy may buy and sell short futures contracts in various markets based on the securities' price momentum over one- or 12-month periods.

Looking Ahead

At this time, we expect the remainder of the year to be marked by divergent global economic growth rates and central bank policies, as each region works through its own set of unique issues. Different countries were, at the end of the annual period, at very different points along the business cycle.

The remainder of 2014 overall looks, in our current view, to be relatively benign for North America. Central bank stimulus has produced modest job growth with no clear threats of inflation on the horizon. Whether this growth path can continue under its own momentum — without the significant tailwind of Federal Reserve action — remains to be seen. Further, the gradual boom in processes like shale oil extraction have gradually reduced the dependency of the U.S. to fund its sizable borrowing from abroad. Should inflationary pressures return, however, the consequences of higher rates would likely not be welcomed by the markets.

By contrast, we currently expect Europe, despite pockets of economic health in countries like Austria and Germany, to remain mired in economic doldrums. In a more troubled country like Greece, the price of European Union membership and forfeiture of central bank sovereignty has forced the country to work its way through the pain of deflation to achieve greater global competitiveness. Between the deflation of Greece and the engine of Germany lies a wide spectrum of growth stories across the rest of the European continent. We currently expect other formerly big engines — France, Italy and Spain — to remain in a fairly anemic state, in spite of the best efforts of the European Central Bank.

Like Europe, Asia presents diverse scenarios, but, in general, we currently believe the story appears to be one of less economic growth going forward. Japan has seen economic growth and real inflation, as the money the Bank of Japan has been pumping into its system over the last year or so has finally worked its way through. We believe this, and the simultaneous weakening of the Japanese yen, have helped put Japanese corporations on a better footing, in our present view. But if the leveling of the Japanese yen since the start of 2014 is any sign, then the Bank of Japan has already taken its foot off the pedal, so to speak, concerned as Japan now has the highest rate of inflation in the developed world. As for China, we do not currently know whether a real estate bubble exists, but we do know its government is concerned at this time about its shadow banking system and potential bad loan growth. Further, while we believe the Chinese government will not likely let its local governments fail, it is seemingly willing to let an occasional private sector firm default. At this time, we expect the new normal for China to be economic growth in the 6-7% range. If current official numbers are correct, inflation there is likely to remain benign and unemployment low.

With different economic stories competing for headlines, we expect financial markets at this time to remain choppy. Economic growth may appear to be modest going forward for much of the developed world, but asset pricing in bond, credit and equity markets at the end of the annual period suggested to us

Portfolio Breakdown (%) (at May 31, 2014)

	Long		Short	Net
Common Stocks	25.8		(6.7)	19.1
Consumer Discretionary	3.7		(1.3)	2.4
Consumer Staples	2.2		(0.6)	1.6
Energy	1.8		—	1.8
Financials	3.9		(1.2)	2.7
Health Care	4.2		(1.1)	3.1
Industrials	3.2		(1.1)	2.1
Information Technology	5.1		(1.1)	4.0
Materials	0.8		(0.3)	0.5
Telecommunication Services	0.6		—	0.6
Utilities	0.3		—	0.3
Convertible Preferred Stocks	1.1		—	1.1
Consumer Staples	0.1		—	0.1
Financials	0.5		—	0.5
Health Care	0.1		—	0.1
Industrials	0.2		—	0.2
Telecommunication Services	0.0	(a)	0.0 (a)	0.0	(a)
Utilities	0.2		—	0.2
Convertible Bonds	2.0		—	2.0
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	77.8		—	77.8
Total	106.7		(6.7)	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds (amounting to $82.9 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

that a positive investment scenario is likely to continue as long as most central banks — with the exception of Japan's — inject money into their systems in an attempt to boost growth. Any signs of inflation could change this backdrop quickly, however.

We intend to continue to pursue our strategy of balancing return, volatility and correlations of the underlying investment strategies with the objective of generating positive absolute return.

Investment Risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	951.60	1,016.50	8.22	8.50	1.69
Class B	1,000.00	1,000.00	949.10	1,012.76	11.86	12.24	2.44
Class C	1,000.00	1,000.00	949.00	1,012.76	11.86	12.24	2.44
Class I	1,000.00	1,000.00	953.50	1,018.20	6.57	6.79	1.35
Class R	1,000.00	1,000.00	951.30	1,015.21	9.49	9.80	1.95
Class R5	1,000.00	1,000.00	952.80	1,017.95	6.82	7.04	1.40
Class W	1,000.00	1,000.00	951.60	1,016.65	8.08	8.35	1.66
Class Z	1,000.00	1,000.00	953.80	1,017.75	7.01	7.24	1.44

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 23.8%

Issuer	Shares	Value ($)
Consumer Discretionary 3.5%
Auto Components 0.2%
Delphi Automotive PLC	2,260	156,076
TRW Automotive Holdings Corp.(a)(b)	1,308	111,010
Total		267,086
Automobiles 0.1%
Tesla Motors, Inc.(a)	498	103,469
Hotels, Restaurants & Leisure 0.5%
Aramark	2,264	59,724
Domino's Pizza, Inc.(b)	1,085	78,608
Las Vegas Sands Corp.(b)	960	73,459
McDonald's Corp.	1,120	113,602
Starwood Hotels & Resorts Worldwide, Inc.(b)	670	53,500
Wynn Resorts Ltd.(b)	813	174,771
Total		553,664
Household Durables 0.1%
Mohawk Industries, Inc.(a)(b)	465	63,082
Internet & Catalog Retail 0.4%
Amazon.com, Inc.(a)	492	153,775
Priceline Group, Inc. (The)(a)(b)	213	272,348
Total		426,123
Media 1.1%
Comcast Corp., Class A	5,801	302,812
DIRECTV(a)	617	50,865
Discovery Communications, Inc., Class A(a)	2,726	209,793
DISH Network Corp., Class A(a)(b)	1,383	81,127
Interpublic Group of Companies, Inc. (The)(b)	4,535	86,709
Time Warner, Inc.	1,885	131,630
Viacom, Inc., Class B(b)	3,418	291,658
Walt Disney Co. (The)(b)	990	83,170
Total		1,237,764
Multiline Retail 0.1%
Macy's, Inc.(b)	2,854	170,926
Specialty Retail 0.5%
Foot Locker, Inc.(b)	1,015	48,903
Home Depot, Inc. (The)	1,805	144,815
Lowe's Companies, Inc.	1,306	61,486
Pier 1 Imports, Inc.(b)	1,682	29,620
TJX Companies, Inc. (The)	2,295	124,963

Common Stocks (continued)

Issuer	Shares	Value ($)
Ulta Salon Cosmetics & Fragrance, Inc.(a)	495	42,025
Williams-Sonoma, Inc.(b)	940	62,905
Total		514,717
Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	1,380	117,065
Michael Kors Holdings Ltd.(a)(b)	2,302	217,263
Nike, Inc., Class B(b)	690	53,068
Ralph Lauren Corp.	620	95,158
VF Corp.(b)	2,275	143,370
Total		625,924
Total Consumer Discretionary		3,962,755
Consumer Staples 2.0%
Beverages 0.4%
Coca-Cola Co. (The)	1,625	66,479
Coca-Cola Enterprises, Inc.(b)	2,445	111,590
Diageo PLC, ADR	514	66,198
Dr. Pepper Snapple Group, Inc.	1,305	75,299
PepsiCo, Inc.	2,086	184,256
Total		503,822
Food & Staples Retailing 0.5%
CVS Caremark Corp.	4,096	320,799
Kroger Co. (The)(b)	1,209	57,718
Wal-Mart Stores, Inc.	485	37,233
Walgreen Co.	1,630	117,213
Total		532,963
Food Products 0.1%
General Mills, Inc.	1,065	58,500
Kellogg Co.	575	39,664
Kraft Foods Group, Inc.	615	36,568
Total		134,732
Household Products 0.4%
Kimberly-Clark Corp.	785	88,195
Procter & Gamble Co. (The)	4,287	346,346
Total		434,541
Tobacco 0.6%
Altria Group, Inc.(b)	4,685	194,709
Philip Morris International, Inc.(b)	5,745	508,662
Total		703,371
Total Consumer Staples		2,309,429

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 1.6%
Energy Equipment & Services 0.4%
Cameron International Corp.(a)	1,580	101,041
FMC Technologies, Inc.(a)	2,275	132,087
Halliburton Co.	2,744	177,372
Schlumberger Ltd.	1,085	112,883
Total		523,383
Oil, Gas & Consumable Fuels 1.2%
BP PLC, ADR	760	38,342
Cabot Oil & Gas Corp.	3,032	109,880
Canadian Natural Resources Ltd.	2,575	104,725
Chevron Corp.	3,273	401,892
ConocoPhillips	2,247	179,625
Exxon Mobil Corp.	1,490	149,790
Kinder Morgan, Inc.	2,428	81,071
Newfield Exploration Co.(a)	1,190	43,411
Noble Energy, Inc.	1,205	86,844
Occidental Petroleum Corp.	385	38,381
Phillips 66	795	67,408
Royal Dutch Shell PLC, ADR	915	71,919
Total		1,373,288
Total Energy		1,896,671
Financials 3.6%
Banks 1.7%
Bank of America Corp.	4,230	64,042
Citigroup, Inc.	5,743	273,195
Fifth Third Bancorp(b)	6,834	141,395
Huntington Bancshares, Inc.(b)	9,070	84,079
JPMorgan Chase & Co.(b)	10,445	580,429
PNC Financial Services Group, Inc. (The)(b)	2,190	186,741
U.S. Bancorp(b)	4,317	182,134
Wells Fargo & Co.	7,770	394,561
Total		1,906,576
Capital Markets 0.5%
BlackRock, Inc.	891	271,666
Goldman Sachs Group, Inc. (The)(b)	1,080	172,595
Invesco Ltd.(b)	1,460	53,582
Northern Trust Corp.	895	54,058

Common Stocks (continued)

Issuer	Shares	Value ($)
T. Rowe Price Group, Inc.	505	41,172
Total		593,073
Consumer Finance 0.1%
American Express Co.	830	75,945
Diversified Financial Services 0.2%
Berkshire Hathaway, Inc., Class B(a)	1,554	199,440
CME Group, Inc.	770	55,440
Total		254,880
Insurance 0.7%
ACE Ltd.(b)	1,565	162,306
Aon PLC	1,467	131,942
Chubb Corp. (The)	650	60,229
Hartford Financial Services Group, Inc. (The)(b)	2,065	71,552
Marsh & McLennan Companies, Inc.(b)	2,765	138,997
MetLife, Inc.(b)	5,035	256,433
Total		821,459
Real Estate Investment Trusts (REITs) 0.4%
Alexandria Real Estate Equities, Inc.(b)	1,170	89,025
CubeSmart(b)	4,412	80,475
Highwoods Properties, Inc.(b)	1,789	72,598
Public Storage	245	42,233
Simon Property Group, Inc.(b)	912	151,811
Vornado Realty Trust(b)	435	46,580
Washington Prime Group, Inc.(a)	456	9,070
Total		491,792
Total Financials		4,143,725
Health Care 3.9%
Biotechnology 1.2%
Alexion Pharmaceuticals, Inc.(a)	709	117,921
Amgen, Inc.	1,300	150,787
Ariad Pharmaceuticals, Inc.(a)	2,675	17,281
Biogen Idec, Inc.(a)	404	129,025
Celgene Corp.(a)(b)	2,243	343,246
Cubist Pharmaceuticals, Inc.(a)(b)	780	51,948
Dynavax Technologies Corp.(a)	18,993	27,350
Gilead Sciences, Inc.(a)(b)	2,552	207,248
Insmed, Inc.(a)(b)	2,185	28,711
Pharmacyclics, Inc.(a)(b)	1,491	132,446

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Vertex Pharmaceuticals, Inc. (a)(b)	2,546	183,974
Total		1,389,937
Health Care Equipment & Supplies 0.5%
Abbott Laboratories	4,449	178,004
Boston Scientific Corp.(a)	3,395	43,558
Covidien PLC(b)	3,079	225,106
HeartWare International, Inc.(a)(b)	575	51,848
St. Jude Medical, Inc.(b)	885	57,436
Total		555,952
Health Care Providers & Services 0.5%
Aetna, Inc.(b)	1,389	107,717
Cardinal Health, Inc.(b)	3,023	213,514
Centene Corp.(a)(b)	1,680	125,194
CIGNA Corp.	958	86,009
Express Scripts Holding Co.(a)(b)	980	70,041
Total		602,475
Health Care Technology —%
IMS Health Holdings, Inc.(a)	1,916	46,406
Life Sciences Tools & Services 0.2%
ICON PLC(a)(b)	880	37,197
Illumina, Inc.(a)	891	141,001
Total		178,198
Pharmaceuticals 1.5%
AbbVie, Inc.	3,085	167,608
Actavis PLC(a)(b)	335	70,866
Bristol-Myers Squibb Co.	2,246	111,716
Johnson & Johnson	4,451	451,598
Merck & Co., Inc.	3,405	197,013
Mylan, Inc.(a)(b)	1,305	65,041
Perrigo Co. PLC	635	87,757
Pfizer, Inc.	10,309	305,456
Roche Holding AG, ADR	2,125	78,391
Salix Pharmaceuticals Ltd.(a)	625	71,300
Zoetis, Inc.	1,825	56,028
Total		1,662,774
Total Health Care		4,435,742
Industrials 3.0%
Aerospace & Defense 1.1%
Boeing Co. (The)	1,020	137,955

Common Stocks (continued)

Issuer	Shares	Value ($)
General Dynamics Corp.(b)	708	83,629
Honeywell International, Inc.(b)	4,236	394,583
Precision Castparts Corp.(b)	753	190,494
Raytheon Co.(b)	2,419	236,022
United Technologies Corp.	1,674	194,552
Total		1,237,235
Air Freight & Logistics 0.1%
FedEx Corp.	427	61,556
United Parcel Service, Inc., Class B	800	83,104
Total		144,660
Airlines 0.2%
Alaska Air Group, Inc.(b)	955	94,029
Delta Air Lines, Inc.(b)	2,555	101,970
Total		195,999
Commercial Services & Supplies 0.2%
Tyco International Ltd.	2,555	111,500
Waste Connections, Inc.(b)	1,211	55,186
Waste Management, Inc.	1,200	53,616
Total		220,302
Construction & Engineering 0.2%
Foster Wheeler AG(b)	1,930	65,350
Jacobs Engineering Group, Inc.(a)	655	36,071
MasTec, Inc.(a)(b)	2,075	74,700
Total		176,121
Electrical Equipment 0.3%
Eaton Corp. PLC	2,821	207,879
Emerson Electric Co.	720	48,046
Rockwell Automation, Inc.(b)	865	104,734
Total		360,659
Industrial Conglomerates 0.2%
General Electric Co.	7,405	198,380
Machinery 0.3%
Dover Corp.	1,613	140,621
IDEX Corp.(b)	515	39,490
Illinois Tool Works, Inc.	514	44,487
Parker Hannifin Corp.	560	70,129
Total		294,727
Professional Services 0.1%
Dun & Bradstreet Corp. (The)(b)	880	90,860

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Nielsen NV	1,618	78,085
Total		168,945
Road & Rail 0.2%
JB Hunt Transport Services, Inc.(b)	835	64,846
Kansas City Southern	760	81,715
Union Pacific Corp.	465	92,661
Total		239,222
Trading Companies & Distributors 0.1%
Fastenal Co.	3,335	162,581
Total Industrials		3,398,831
Information Technology 4.7%
Communications Equipment 0.2%
Cisco Systems, Inc.	3,550	87,401
QUALCOMM, Inc.	2,241	180,288
Total		267,689
Internet Software & Services 0.8%
Baidu, Inc., ADR(a)	689	114,374
eBay, Inc.(a)	1,512	76,704
Facebook, Inc., Class A(a)	2,202	139,386
Google, Inc., Class A(a)	415	237,235
Google, Inc., Class C(a)	345	193,538
LinkedIn Corp., Class A(a)	820	131,274
Total		892,511
IT Services 0.7%
Accenture PLC, Class A	860	70,047
Automatic Data Processing, Inc.	985	78,485
Cognizant Technology Solutions Corp., Class A(a)	2,485	120,796
International Business Machines Corp.	550	101,398
MasterCard, Inc., Class A(b)	3,425	261,841
Visa, Inc., Class A	658	141,358
Total		773,925
Semiconductors & Semiconductor Equipment 0.9%
Altera Corp.	2,305	76,365
ARM Holdings PLC, ADR	2,355	108,801
Avago Technologies Ltd.(b)	987	69,751
Broadcom Corp., Class A(b)	5,885	187,555
Intel Corp.	4,575	124,989
KLA-Tencor Corp.(b)	2,205	144,472
Lam Research Corp.(a)(b)	1,260	78,170

Common Stocks (continued)

Issuer	Shares	Value ($)
Skyworks Solutions, Inc.(b)	3,709	160,637
Texas Instruments, Inc.	1,475	69,295
Total		1,020,035
Software 1.3%
Activision Blizzard, Inc.	5,780	120,108
Autodesk, Inc.(a)	2,035	106,573
Check Point Software Technologies Ltd.(a)(b)	1,319	85,049
Citrix Systems, Inc.(a)(b)	1,130	70,026
Electronic Arts, Inc.(a)	3,889	136,621
Intuit, Inc.	1,820	144,308
Microsoft Corp.	6,992	286,253
Oracle Corp.(b)	2,441	102,571
Red Hat, Inc.(a)	2,136	107,056
Salesforce.com, Inc.(a)	2,499	131,522
VMware, Inc., Class A(a)(b)	1,972	190,298
Total		1,480,385
Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	1,061	671,613
EMC Corp.(b)	10,412	276,543
Hewlett-Packard Co.	1,390	46,565
Total		994,721
Total Information Technology		5,429,266
Materials 0.7%
Chemicals 0.6%
Dow Chemical Co. (The)(b)	3,730	194,408
EI du Pont de Nemours & Co.	1,405	97,380
LyondellBasell Industries NV, Class A(b)	1,530	152,342
Monsanto Co.	1,134	138,178
Sherwin-Williams Co. (The)	370	75,706
Total		658,014
Containers & Packaging —%
Sonoco Products Co.	1,055	44,563
Metals & Mining —%
Jaguar Mining, Inc. Escrow(a)(d)(e)(f)(j)	100,000	—
Jaguar Mining, Inc.(a)	38,673	21,154
Total		21,154
Paper & Forest Products 0.1%
International Paper Co.(b)	2,015	95,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Louisiana-Pacific Corp.(a)	530	7,526
Total		103,501
Total Materials		827,232
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.5%
AT&T, Inc.	1,960	69,521
Verizon Communications, Inc.	10,090	504,097
Total		573,618
Total Telecommunication Services		573,618
Utilities 0.3%
Electric Utilities 0.1%
American Electric Power Co., Inc.	1,080	57,618
Duke Energy Corp.	315	22,390
NextEra Energy, Inc.	385	37,484
Northeast Utilities	1,079	48,986
Total		166,478
Multi-Utilities 0.2%
CMS Energy Corp.	1,460	43,435
Dominion Resources, Inc.	595	41,031
Sempra Energy	430	43,151
Wisconsin Energy Corp.	945	43,016
Total		170,633
Total Utilities		337,111
Total Common Stocks (Cost: $18,992,314)		27,314,380

Convertible Preferred Stocks 1.0%

Consumer Staples 0.1%
Food Products 0.1%
Bunge Ltd., 4.875%	945	99,080
Total Consumer Staples		99,080
Financials 0.4%
Banks 0.1%
Wells Fargo & Co., 7.500%	100	123,200
Real Estate Investment Trusts (REITs) 0.3%
Crown Castle International Corp., 4.500%	1,015	105,921
Health Care REIT, Inc., 6.500%	1,810	107,243

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Weyerhaeuser Co., 6.375%	1,950	114,348
iStar Financial, Inc., 4.500%	880	54,987
Total		382,499
Total Financials		505,699
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Alere, Inc., 3.000%	265	83,207
Total Health Care		83,207
Industrials 0.2%
Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	1,190	78,302
Airlines 0.1%
Continental Airlines Finance Trust II, 6.000%	2,210	110,362
Total Industrials		188,664
Telecommunication Services —%
Diversified Telecommunication Services —%
Intelsat Sa, 5.750%	945	49,584
Total Telecommunication Services		49,584
Utilities 0.2%
Electric Utilities 0.1%
NextEra Energy, Inc., 5.599%	1,730	111,152
Multi-Utilities 0.1%
CenterPoint Energy, Inc., 3.719%(g)	1,960	106,095
Total Utilities		217,247
Total Convertible Preferred Stocks (Cost: $993,112)		1,143,481

Convertible Bonds(h) 1.9%

Issuer	Coupon Rate	Principal Amount		Value
Automotive 0.2%
Navistar International Corp.(c) Senior Subordinated Notes 10/15/18	4.500%		44,000	43,956
04/15/19	4.750%		45,000	46,209
Volkswagen International Finance NV(c) 11/09/15	5.500%	EUR	100,000	162,419
Total				252,584

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Convertible Bonds(h) (continued)

Issuer	Coupon Rate	Principal Amount	Value
Brokerage 0.1%
Walter Investment Management Corp. Senior Subordinated Notes 11/01/19	4.500%	95,000	85,856
Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%	86,000	108,414
Layne Christensen Co. Senior Unsecured(c) 11/15/18	4.250%	63,000	60,820
Total			169,234
Food and Beverage 0.1%
Chiquita Brands International, Inc. Senior Unsecured 08/15/16	4.250%	104,000	104,325
Independent Energy 0.2%
Chesapeake Energy Corp. 12/15/38	2.250%	111,000	106,352
Endeavour International Corp. 07/15/16	5.500%	65,000	38,350
Goodrich Petroleum Corp. 10/01/32	5.000%	65,000	78,447
Total			223,149
Integrated Energy —%
American Energy — Utica LLC PIK(c) 03/01/21	3.500%	32,000	32,813
Media Non-Cable 0.1%
Cenveo Corp. 05/15/17	7.000%	70,000	73,948
Metals —%
Alpha Natural Resources, Inc. 12/31/20	3.750%	52,000	39,097
James River Coal Co.(c)(e)(i) 06/01/18	10.000%	169,000	16,900
Patriot Coal Corp. Senior Unsecured(f)(i) 05/31/13	0.000%	115,000	12
Total			56,009
Non-Captive Consumer 0.1%
DFC Global Corp. Senior Unsecured 04/15/17	3.250%	90,000	88,189

Convertible Bonds(h) (continued)

Issuer	Coupon Rate	Principal Amount	Value
Non-Captive Diversified 0.1%
Ares Capital Corp. Senior Unsecured(c) 01/15/19	4.375%	103,000	109,738
Oil Field Services 0.1%
Cobalt International Energy, Inc. Senior Unsecured 12/01/19	2.625%	29,000	27,121
Vantage Drilling Co. Senior Unsecured(c) 07/15/43	5.500%	83,000	86,034
Total			113,155
Other Financial Institutions 0.1%
GSV Capital Corp. Senior Unsecured(c) 09/15/18	5.250%	100,000	94,490
Pharmaceuticals 0.2%
Corsicanto Ltd. Senior Unsecured 01/15/32	3.500%	72,000	52,155
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	83,000	61,005
PDL BioPharma, Inc Senior Unsecured 02/01/18	4.000%	43,000	48,321
Savient Pharmaceuticals, Inc. Senior Unsecured(i) 02/01/18	4.750%	85,000	425
Vivus, Inc. Senior Unsecured(c) 05/01/20	4.500%	86,000	64,930
Total			226,836
Property & Casualty 0.1%
MGIC Investment Corp.(c) 04/01/63	9.000%	85,000	106,409
REITs 0.2%
Apollo Commercial Real Estate Finance, Inc. Senior Unsecured 03/15/19	5.500%	62,000	65,875
Blackstone Mortgage Trust, Inc. Senior Unsecured 12/01/18	5.250%	50,000	56,129

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Convertible Bonds(h) (continued)

Issuer	Coupon Rate	Principal Amount	Value
Campus Crest Communities Operating Partnership LP(c) 10/15/18	4.750%	100,000	98,375
Total			220,379
Technology 0.1%
Ctrip.com International Ltd. Senior Unsecured(c) 10/15/18	1.250%	30,000	31,087
Exelixis, Inc. 08/15/19	4.250%	44,000	38,060
Powerwave Technologies, Inc. Subordinated Notes(i) 10/01/27	3.875%	45,000	5
Total			69,152
Tobacco 0.1%
Vector Group Ltd. Senior Unsecured 04/15/20	1.750%	94,000	97,948
Total Convertible Bonds (Cost: $2,466,202)			2,124,214

Money Market Funds 72.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(k)(l)	82,850,299	82,850,299
Total Money Market Funds (Cost: $82,850,299)		82,850,299
Total Investments (Cost: $105,301,927)		113,432,374

Investments Sold Short (6.1)%
Common Stocks (6.1)%

Issuer	Shares	Value ($)
Consumer Discretionary (1.2)%
Auto Components (0.2)%
Autoliv, Inc.	(900)	(95,400)
BorgWarner, Inc.	(1,205)	(75,782)
Total		(171,182)
Automobiles (0.1)%
Toyota Motor Corp., ADR	(605)	(68,432)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure (0.3)%
Burger King Worldwide, Inc.	(3,335)	(85,676)
Cheesecake Factory, Inc. (The)	(1,665)	(76,374)
Choice Hotels International, Inc.	(1,575)	(70,891)
McDonald's Corp.	(780)	(79,115)
MGM Resorts International(a)	(3,120)	(80,340)
Total		(392,396)
Media (0.3)%
Discovery Communications, Inc., Class A(a)	(1,236)	(95,123)
Grupo Televisa SAB, ADR	(2,933)	(99,135)
Pearson PLC, ADR	(4,220)	(82,839)
Regal Entertainment Group, Class A	(4,710)	(91,892)
Total		(368,989)
Multiline Retail (0.1)%
Dollar Tree, Inc.(a)	(1,780)	(94,393)
Family Dollar Stores, Inc.	(1,140)	(66,804)
Total		(161,197)
Specialty Retail (0.2)%
Abercrombie & Fitch Co., Class A	(1,730)	(65,757)
Aeropostale, Inc.(a)	(12,890)	(50,400)
Staples, Inc.	(3,340)	(37,575)
Ulta Salon Cosmetics & Fragrance, Inc.(a)	(1,065)	(90,419)
Total		(244,151)
Total Consumer Discretionary		(1,406,347)
Consumer Staples (0.4)%
Food & Staples Retailing —%
SYSCO Corp.	(1,403)	(52,655)
Food Products (0.2)%
General Mills, Inc.	(1,948)	(107,003)
McCormick & Co., Inc.	(1,522)	(110,056)
Total		(217,059)
Household Products (0.2)%
Church & Dwight Co., Inc.	(1,757)	(121,637)
Clorox Co. (The)	(1,250)	(112,025)
Total		(233,662)
Total Consumer Staples		(503,376)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Financials (1.1)%
Banks (0.3)%
First Republic Bank	(1,490)	(75,781)
KeyCorp	(6,888)	(94,297)
M&T Bank Corp.	(465)	(56,437)
Westamerica Bancorporation	(1,600)	(78,352)
Total		(304,867)
Capital Markets (0.2)%
Morgan Stanley	(1,331)	(41,075)
Northern Trust Corp.	(1,615)	(97,546)
T Rowe Price Group, Inc.	(750)	(61,147)
Total		(199,768)
Insurance (0.2)%
Arch Capital Group Ltd.(a)	(1,730)	(98,489)
Progressive Corp. (The)	(3,795)	(94,989)
Prudential Financial, Inc.	(1,085)	(89,143)
Total		(282,621)
Real Estate Investment Trusts (REITs) (0.4)%
Getty Realty Corp.	(1,985)	(38,787)
Health Care REIT, Inc.	(940)	(59,436)
Healthcare Realty Trust, Inc.	(2,835)	(70,677)
Mack-Cali Realty Corp.	(3,795)	(82,541)
Parkway Properties, Inc.	(3,965)	(79,181)
Regency Centers Corp.	(1,097)	(58,580)
Washington Real Estate Investment Trust	(2,658)	(68,656)
Total		(457,858)
Thrifts & Mortgage Finance —%
MGIC Investment Corp.(a)	(6,295)	(53,382)
Total Financials		(1,298,496)
Health Care (1.0)%
Biotechnology (0.2)%
Acorda Therapeutics, Inc.(a)	(1,485)	(48,827)
Biomarin Pharmaceutical, Inc.(a)	(545)	(31,588)
Epizyme, Inc.(a)	(1,445)	(34,651)
Immunogen, Inc.(a)	(4,484)	(53,001)
Immunomedics, Inc.(a)	(8,580)	(28,571)
Medivation, Inc.(a)	(560)	(40,785)
Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Seattle Genetics, Inc.(a)	(1,130)	(37,708)
Total		(275,131)
Health Care Equipment & Supplies (0.2)%
Becton Dickinson and Co.	(849)	(99,927)
Integra Lifesciences Holding(a)	(970)	(43,602)
Stryker Corp.	(1,268)	(107,133)
Total		(250,662)
Health Care Providers & Services (0.2)%
Laboratory Corp. of America Holdings(a)	(1,140)	(116,941)
Wellcare Health Plans, Inc.(a)	(1,440)	(111,528)
Total		(228,469)
Life Sciences Tools & Services (0.1)%
Mettler-Toledo International, Inc.(a)	(235)	(57,580)
Pharmaceuticals (0.3)%
Bristol-Myers Squibb Co.	(2,160)	(107,438)
Novartis AG, ADR	(1,391)	(125,274)
Zoetis, Inc.	(3,145)	(96,552)
Total		(329,264)
Total Health Care		(1,141,106)
Industrials (1.0)%
Aerospace & Defense (0.1)%
Lockheed Martin Corp.	(530)	(86,734)
Textron, Inc.	(2,375)	(93,148)
Total		(179,882)
Air Freight & Logistics (0.1)%
Expeditors International of Washington, Inc.	(2,060)	(93,751)
Building Products (0.1)%
Armstrong World Industries, Inc.(a)	(1,920)	(101,895)
Commercial Services & Supplies (0.3)%
Cintas Corp.	(1,766)	(109,704)
Iron Mountain, Inc.	(3,120)	(97,157)
Republic Services, Inc.	(2,080)	(73,632)
Waste Management, Inc.	(1,755)	(78,413)
Total		(358,906)
Construction & Engineering (0.1)%
Jacobs Engineering Group, Inc.(a)	(1,646)	(90,645)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery (0.1)%
Deere & Co.	(410)	(37,380)
PACCAR, Inc.	(1,657)	(104,987)
Total		(142,367)
Trading Companies & Distributors (0.2)%
Fastenal Co.	(1,920)	(93,600)
MSC Industrial Direct Co., Inc., Class A	(960)	(88,291)
Total		(181,891)
Total Industrials		(1,149,337)
Information Technology (1.1)%
Electronic Equipment, Instruments & Components (0.1)%
Corning, Inc.	(5,410)	(115,233)
Dolby Laboratories, Inc., Class A(a)	(1,120)	(46,525)
Total		(161,758)
IT Services (0.2)%
Computer Sciences Corp.	(1,951)	(122,698)
Leidos Holdings, Inc.	(1,116)	(42,575)
Paychex, Inc.	(2,223)	(91,388)
Total		(256,661)
Semiconductors & Semiconductor Equipment (0.3)%
Amkor Technology, Inc.(a)	(13,165)	(133,098)
Linear Technology Corp.	(1,600)	(73,856)
Microchip Technology, Inc.	(2,040)	(97,104)
Total		(304,058)
Software (0.2)%
Adobe Systems, Inc.(a)	(1,582)	(102,102)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
ANSYS, Inc.(a)	(428)	(31,437)
SAP AG, ADR	(1,155)	(88,358)
Total		(221,897)
Technology Hardware, Storage & Peripherals (0.3)%
Diebold, Inc.	(2,400)	(90,072)
Hewlett-Packard Co.	(2,895)	(96,982)
Lexmark International, Inc., Class A	(2,186)	(95,288)
Total		(282,342)
Total Information Technology		(1,226,716)
Materials (0.3)%
Construction Materials (0.1)%
Martin Marietta Materials, Inc.	(703)	(86,328)
Containers & Packaging (0.1)%
MeadWestvaco Corp.	(2,710)	(109,972)
Metals & Mining (0.1)%
Alcoa, Inc.	(5,835)	(79,414)
Total Materials		(275,714)
Total Common Stocks (Proceeds: $6,815,476)		(7,001,092)
Total Investments Sold Short (Proceeds: $6,815,476)		(7,001,092)
Total Investments, Net of Investments Sold Short		106,431,282
Other Assets & Liabilities, Net		8,139,845
Net Assets		114,571,127

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at May 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	6/27/14	2,285,222 AUD	2,128,757 USD	5,543	—
Barclays Bank PLC	6/27/14	9,874,754 AUD	9,108,637 USD	—	(66,053)
Barclays Bank PLC	6/27/14	5,899,117 CAD	5,372,339 USD	—	(64,976)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	6/27/14	10,042,176 CHF	11,411,592 USD	194,843	—
Barclays Bank PLC	6/27/14	445,851 CHF	497,352 USD	—	(648)
Barclays Bank PLC	6/27/14	25,785,763 EUR	35,665,967 USD	517,753	—
Barclays Bank PLC	6/27/14	1,500,013 EUR	2,043,658 USD	—	(988)
Barclays Bank PLC	6/27/14	8,065,311 GBP	13,556,073 USD	39,457	—
Barclays Bank PLC	6/27/14	523,569 GBP	875,078 USD	—	(2,369)
Barclays Bank PLC	6/27/14	45,965,633 JPY	452,005 USD	409	—
Barclays Bank PLC	6/27/14	6,794,431,590 JPY	66,322,370 USD	—	(430,590)
Barclays Bank PLC	6/27/14	42,194,619 NOK	7,085,227 USD	33,464	—
Barclays Bank PLC	6/27/14	4,600,000 NOK	764,344 USD	—	(4,429)
Barclays Bank PLC	6/27/14	19,970,223 NZD	16,973,892 USD	54,838	—
Barclays Bank PLC	6/27/14	135,650,190 SEK	20,713,541 USD	452,147	—
Barclays Bank PLC	6/27/14	6,538,598 SGD	5,228,177 USD	15,231	—
Barclays Bank PLC	6/27/14	38,335,836 SGD	30,510,409 USD	—	(53,121)
Barclays Bank PLC	6/27/14	10,392,881 USD	11,272,440 AUD	80,408	—
Barclays Bank PLC	6/27/14	2,463,961 USD	2,634,872 AUD	—	(15,887)
Barclays Bank PLC	6/27/14	8,432,856 USD	9,301,653 CAD	140,635	—
Barclays Bank PLC	6/27/14	94,119 USD	101,939 CAD	—	(160)
Barclays Bank PLC	6/27/14	8,195,033 USD	7,255,152 CHF	—	(91,290)
Barclays Bank PLC	6/27/14	5,418,353 USD	3,983,726 EUR	11,807	—
Barclays Bank PLC	6/27/14	39,961,795 USD	28,868,261 EUR	—	(611,872)
Barclays Bank PLC	6/27/14	528,484 USD	316,450 GBP	1,854	—
Barclays Bank PLC	6/27/14	8,932,544 USD	5,308,356 GBP	—	(36,295)
Barclays Bank PLC	6/27/14	637,058 USD	65,064,904 JPY	2,183	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	6/27/14	5,271,242 USD	536,371,518 JPY	—	(1,575)
Barclays Bank PLC	6/27/14	67,728,592 USD	407,594,670 NOK	390,560	—
Barclays Bank PLC	6/27/14	2,969,310 USD	17,653,832 NOK	—	(18,918)
Barclays Bank PLC	6/27/14	97,022 USD	114,591 NZD	61	—
Barclays Bank PLC	6/27/14	11,427,949 USD	13,439,778 NZD	—	(41,580)
Barclays Bank PLC	6/27/14	4,759,336 USD	31,266,094 SEK	—	(89,274)
Barclays Bank PLC	6/27/14	43,189,119 USD	54,273,614 SGD	80,924
Barclays Bank PLC	6/27/14	14,133,398 USD	17,692,686 SGD	—	(27,772)
Citigroup Global Markets, Inc.	6/25/14	2,335,000 GBP	3,929,493 USD	16,218	—
Citigroup Global Markets, Inc.	6/27/14	949,903 AUD	885,502 USD	2,942	—
Citigroup Global Markets, Inc.	6/27/14	15,420,772 AUD	14,205,511 USD	—	(122,019)
Citigroup Global Markets, Inc.	6/27/14	46,305,279 CAD	42,114,277 USD	—	(566,079)
Citigroup Global Markets, Inc.	6/27/14	15,176,418 CHF	17,242,201 USD	290,688	—
Citigroup Global Markets, Inc.	6/27/14	4,047,904 CHF	4,512,149 USD	—	(9,214)
Citigroup Global Markets, Inc.	6/27/14	4,836,387 EUR	6,649,178 USD	56,767	—
Citigroup Global Markets, Inc.	6/27/14	2,075,666 EUR	2,828,315 USD	—	(996)
Citigroup Global Markets, Inc.	6/27/14	5,664,914 GBP	9,540,270 USD	46,467	—
Citigroup Global Markets, Inc.	6/27/14	945,732 GBP	1,580,588 USD	—	(4,359)
Citigroup Global Markets, Inc.	6/27/14	12,361,688 JPY	121,495 USD	46	—
Citigroup Global Markets, Inc.	6/27/14	3,317,100,000 JPY	32,368,267 USD	—	(221,103)
Citigroup Global Markets, Inc.	6/27/14	19,979,031 NOK	3,360,877 USD	21,887	—
Citigroup Global Markets, Inc.	6/27/14	357,251,319 NOK	59,358,863 USD	—	(346,670)
Citigroup Global Markets, Inc.	6/27/14	34,075,509 NZD	28,950,596 USD	81,347	—
Citigroup Global Markets, Inc.	6/27/14	82,230,107 SEK	12,517,883 USD	235,582	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets, Inc.	6/27/14	17,164,212 SGD	13,725,701 USD	41,407	—
Citigroup Global Markets, Inc.	6/27/14	44,344,373 SGD	35,300,745 USD	—	(53,135)
Citigroup Global Markets, Inc.	6/27/14	10,896,960 USD	11,816,039 AUD	81,391	—
Citigroup Global Markets, Inc.	6/27/14	5,173,691 USD	5,556,343 AUD	—	(11,261)
Citigroup Global Markets, Inc.	6/27/14	5,569,322 USD	6,101,359 CAD	54,402	—
Citigroup Global Markets, Inc.	6/27/14	376,395 USD	407,756 CAD	—	(559)
Citigroup Global Markets, Inc.	6/27/14	1,343,649 USD	1,205,020 CHF	2,314	—
Citigroup Global Markets, Inc.	6/27/14	27,841,667 USD	24,516,750 CHF	—	(457,340)
Citigroup Global Markets, Inc.	6/27/14	33,539,617 USD	24,229,020 EUR	—	(513,379)
Citigroup Global Markets, Inc.	6/27/14	29,727,687 USD	17,667,559 GBP	—	(118,708)
Citigroup Global Markets, Inc.	6/27/14	4,603,804 USD	471,669,480 JPY	30,187	—
Citigroup Global Markets, Inc.	6/27/14	9,135,845 USD	928,227,201 JPY	—	(16,331)
Citigroup Global Markets, Inc.	6/27/14	1,933,196 USD	11,626,971 NOK	9,959	—
Citigroup Global Markets, Inc.	6/27/14	12,568,218 USD	74,667,567 NOK	—	(89,420)
Citigroup Global Markets, Inc.	6/27/14	868,430 USD	1,026,843 NZD	1,525	—
Citigroup Global Markets, Inc.	6/27/14	2,865,404 USD	3,360,333 NZD	—	(18,482)
Citigroup Global Markets, Inc.	6/27/14	6,072,024 USD	39,884,192 SEK	—	(114,722)
Citigroup Global Markets, Inc.	6/27/14	89,414,793 USD	112,370,343 SGD	173,297	—
Citigroup Global Markets, Inc.	6/27/14	14,626,157 USD	18,317,076 SGD	—	(22,730)
Credit Suisse Securities (USA) L.L.C.	6/27/14	14,472,332 AUD	13,345,691 USD	—	(100,638)
Credit Suisse Securities (USA) L.L.C.	6/27/14	16,822,626 CAD	15,221,065 USD	—	(284,632)
Credit Suisse Securities (USA) L.L.C.	6/27/14	11,300,420 CHF	12,836,573 USD	214,410
Credit Suisse Securities (USA) L.L.C.	6/27/14	11,372,420 EUR	15,739,834 USD	238,247	—
Credit Suisse Securities (USA) L.L.C.	6/27/14	1,937,373 GBP	3,254,961 USD	8,127	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse Securities (USA) L.L.C.	6/27/14	17,713,548 JPY	174,447 USD	417	—
Credit Suisse Securities (USA) L.L.C.	6/27/14	32,277,237 JPY	314,520 USD	—	(2,593)
Credit Suisse Securities (USA) L.L.C.	6/27/14	569,603 NOK	96,021 USD	826	—
Credit Suisse Securities (USA) L.L.C.	6/27/14	114,278,337 NOK	18,984,342 USD	—	(114,395)
Credit Suisse Securities (USA) L.L.C.	6/27/14	12,600,000 NZD	10,699,353 USD	24,456	—
Credit Suisse Securities (USA) L.L.C.	6/27/14	13,429,946 SEK	2,053,357 USD	47,393	—
Credit Suisse Securities (USA) L.L.C.	6/27/14	2,612,584 SGD	2,089,611 USD	6,709	—
Credit Suisse Securities (USA) L.L.C.	6/27/14	67,623,760 SGD	53,794,745 USD	—	(118,801)
Credit Suisse Securities (USA) L.L.C.	6/27/14	373,483 USD	410,184 CAD	4,590	—
Credit Suisse Securities (USA) L.L.C.	6/27/14	501,940 USD	440,863 CHF	—	(9,513)
Credit Suisse Securities (USA) L.L.C.	6/27/14	2,598,059 USD	1,874,333 EUR	—	(43,184)
Credit Suisse Securities (USA) L.L.C.	6/27/14	14,723 USD	8,687 GBP	—	(165)
Credit Suisse Securities (USA) L.L.C.	6/27/14	5,985,371 USD	613,267,645 JPY	39,774	—
Credit Suisse Securities (USA) L.L.C.	6/27/14	603,509 USD	3,599,583 NOK	—	(1,930)
Credit Suisse Securities (USA) L.L.C.	6/27/14	9,426,427 USD	11,032,621 NZD	—	(79,435)
Credit Suisse Securities (USA) L.L.C.	6/27/14	17,093,637 USD	111,523,585 SEK	—	(435,914)
Credit Suisse Securities (USA) L.L.C.	6/27/14	2,275,462 USD	2,837,608 SGD	—	(13,158)
HSBC Securities (USA), Inc.	6/25/14	3,931,917 USD	23,389,000 NOK	—	(22,728)
HSBC Securities (USA), Inc.	6/27/14	19,600,000 CHF	22,263,240 USD	370,745	—
HSBC Securities (USA), Inc.	6/27/14	14,498,061 EUR	20,065,171 USD	303,067	—
HSBC Securities (USA), Inc.	6/27/14	10,939,652 GBP	18,380,530 USD	46,819	—
HSBC Securities (USA), Inc.	6/27/14	1,288,459,334 JPY	12,570,458 USD	—	(88,213)
HSBC Securities (USA), Inc.	6/27/14	10,933,114 SGD	8,699,618 USD	—	(16,889)
HSBC Securities (USA), Inc.	6/27/14	24,100,453 USD	26,134,359 AUD	181,132	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	6/27/14	26,047,149 USD	28,762,564 CAD	463,791	—
HSBC Securities (USA), Inc.	6/27/14	1,257,953 USD	1,107,470 CHF	—	(20,948)
HSBC Securities (USA), Inc.	6/27/14	19,929,456 USD	14,400,000 EUR	—	(301,017)
HSBC Securities (USA), Inc.	6/27/14	10,561,993 USD	6,286,246 GBP	—	(26,903)
HSBC Securities (USA), Inc.	6/27/14	28,502,717 USD	2,921,500,000 JPY	200,018	—
HSBC Securities (USA), Inc.	6/27/14	15,845,074 USD	95,341,155 NOK	88,792	—
HSBC Securities (USA), Inc.	6/27/14	28,013,530 USD	32,985,229 NZD	—	(67,981)
HSBC Securities (USA), Inc.	6/27/14	42,729,613 USD	279,761,457 SEK	—	(943,026)
HSBC Securities (USA), Inc.	6/27/14	3,898,992 USD	4,900,000 SGD	7,569	—
Standard Charter Bank	6/25/14	662,223,000 JPY	6,547,134 USD	41,101	—
Standard Charter Bank	6/25/14	5,302,000 JPY	51,953 USD	—	(137)
Standard Charter Bank	6/27/14	169,386 CHF	192,342 USD	3,144	—
Standard Charter Bank	6/27/14	33,038 GBP	55,512 USD	144	—
State Street Bank & Trust Company	6/25/14	6,600,432 USD	7,663,000 NZD	—	(106,994)
State Street Bank & Trust Company	6/25/14	2,632,725 USD	17,354,000 SEK	—	(40,547)
State Street Bank & Trust Company	6/27/14	429,265 AUD	400,248 USD	1,415	—
State Street Bank & Trust Company	6/27/14	918,314 AUD	846,273 USD	—	(6,938)
State Street Bank & Trust Company	6/27/14	6,671,823 CAD	6,125,438 USD	—	(24,095)
State Street Bank & Trust Company	6/27/14	6,056,495 CHF	6,772,001 USD	7,114	—
State Street Bank & Trust Company	6/27/14	246,565 CHF	274,368 USD	—	(1,036)
State Street Bank & Trust Company	6/27/14	3,950,140 EUR	5,433,181 USD	48,802	—
State Street Bank & Trust Company	6/27/14	2,075,667 EUR	2,827,854 USD	—	(1,458)
State Street Bank & Trust Company	6/27/14	997,959 GBP	1,679,217 USD	6,744	—
State Street Bank & Trust Company	6/27/14	68,382,681 JPY	673,323 USD	1,486	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street Bank & Trust Company	6/27/14	81,539,986 JPY	797,438 USD	—	(3,666)
State Street Bank & Trust Company	6/27/14	2,897,951 NOK	486,626 USD	2,307	—
State Street Bank & Trust Company	6/27/14	3,344,438 NOK	555,750 USD	—	(3,188)
State Street Bank & Trust Company	6/27/14	11,601,722 NZD	9,984,489 USD	155,361	—
State Street Bank & Trust Company	6/27/14	2,210,401 NZD	1,868,368 USD	—	(4,315)
State Street Bank & Trust Company	6/27/14	2,527,838 SEK	384,519 USD	6,948	—
State Street Bank & Trust Company	6/27/14	6,093,198 SGD	4,875,681 USD	17,834	—
State Street Bank & Trust Company	6/27/14	2,737,369 SGD	2,180,158 USD	—	(2,230)
State Street Bank & Trust Company	6/27/14	1,606,415 USD	1,742,150 AUD	12,228	—
State Street Bank & Trust Company	6/27/14	183,527 USD	196,768 AUD	—	(709)
State Street Bank & Trust Company	6/27/14	11,529,847 USD	12,574,986 CAD	60,728	—
State Street Bank & Trust Company	6/27/14	3,234,461 USD	2,903,346 CHF	8,472	—
State Street Bank & Trust Company	6/27/14	2,744,490 USD	2,425,516 CHF	—	(35,275)
State Street Bank & Trust Company	6/27/14	9,959,184 USD	7,324,752 EUR	25,084	—
State Street Bank & Trust Company	6/27/14	3,130,783 USD	2,265,574 EUR	—	(42,612)
State Street Bank & Trust Company	6/27/14	1,585,664 USD	949,349 GBP	5,345	—
State Street Bank & Trust Company	6/27/14	4,624,628 USD	2,744,264 GBP	—	(25,528)
State Street Bank & Trust Company	6/27/14	1,669,961 USD	170,733,842 JPY	7,440	—
State Street Bank & Trust Company	6/27/14	665,555 USD	67,588,445 JPY	—	(1,522)
State Street Bank & Trust Company	6/27/14	302,116 USD	1,815,580 NOK	1,312	—
State Street Bank & Trust Company	6/27/14	2,140,189 USD	12,697,752 NOK	—	(18,081)
State Street Bank & Trust Company	6/27/14	289,556 USD	342,283 NZD	431	—
State Street Bank & Trust Company	6/27/14	3,693,994 USD	4,294,415 NZD	—	(55,707)
State Street Bank & Trust Company	6/27/14	988,338 USD	6,524,196 SEK	—	(13,852)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street Bank & Trust Company	6/27/14	1,246,552 USD	1,559,239 SGD	—	(3,437)
UBS Securities	6/25/14	2,841,000 CAD	2,611,693 USD	—	(7,031)
UBS Securities	6/27/14	1,194,767 AUD	1,112,947 USD	2,883	—
UBS Securities	6/27/14	16,390,889 AUD	15,123,544 USD	—	(105,326)
UBS Securities	6/27/14	3,140,022 CAD	2,883,105 USD	—	(11,109)
UBS Securities	6/27/14	4,215,781 CHF	4,787,715 USD	78,839	—
UBS Securities	6/27/14	1,462,410 CHF	1,630,598 USD	—	(2,860)
UBS Securities	6/27/14	35,993,068 EUR	49,653,120 USD	591,472	—
UBS Securities	6/27/14	3,341,440 GBP	5,635,316 USD	35,411	—
UBS Securities	6/27/14	304,218 GBP	508,908 USD	—	(930)
UBS Securities	6/27/14	591,052,815 JPY	5,809,955 USD	3,063	—
UBS Securities	6/27/14	109,376,930 JPY	1,067,038 USD	—	(7,552)
UBS Securities	6/27/14	18,590,258 NOK	3,115,080 USD	8,187	—
UBS Securities	6/27/14	49,444,366 NOK	8,216,079 USD	—	(47,297)
UBS Securities	6/27/14	12,286,905 NZD	10,439,112 USD	29,474	—
UBS Securities	6/27/14	356,985,504 SEK	54,533,230 USD	1,212,072	—
UBS Securities	6/27/14	19,544,659 SGD	15,633,338 USD	51,213	—
UBS Securities	6/27/14	102,550,543 SGD	81,601,211 USD	—	(157,971)
UBS Securities	6/27/14	236,757 USD	257,057 AUD	2,076	—
UBS Securities	6/27/14	19,402,306 USD	21,359,617 CAD	285,211	—
UBS Securities	6/27/14	32,395,503 USD	28,562,287 CHF	—	(492,456)
UBS Securities	6/27/14	2,297,562 USD	1,688,751 EUR	4,351	—
UBS Securities	6/27/14	11,521,785 USD	8,324,164 EUR	—	(175,232)
UBS Securities	6/27/14	3,702,028 USD	2,216,450 GBP	12,510	—
UBS Securities	6/27/14	13,103,491 USD	7,794,483 GBP	—	(40,753)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	6/27/14	46,765,373 USD	4,794,192,354 JPY	335,921	—
UBS Securities	6/27/14	5,022,823 USD	509,653,428 JPY	—	(15,654)
UBS Securities	6/27/14	4,858,063 USD	29,229,066 NOK	26,837	—
UBS Securities	6/27/14	4,248,102 USD	25,267,289 NOK	—	(25,314)
UBS Securities	6/27/14	289,644 USD	342,281 NZD	341	—
UBS Securities	6/27/14	29,176,013 USD	34,266,170 NZD	—	(145,232)
UBS Securities	6/27/14	17,819,259 USD	116,764,935 SEK	—	(378,662)
UBS Securities	6/27/14	75,368,947 USD	94,718,336 SGD	145,950	—
UBS Securities	6/27/14	7,065,300 USD	8,829,502 SGD	—	(25,913)
Wells Fargo Bank	6/27/14	1,400,000 AUD	1,291,304 USD	—	(9,444)
Wells Fargo Bank	6/27/14	2,000,000 CAD	1,811,660 USD	—	(31,774)
Wells Fargo Bank	6/27/14	27,877 CHF	31,660 USD	522	—
Wells Fargo Bank	6/27/14	929,195 GBP	1,561,150 USD	3,916	—
Wells Fargo Bank	6/27/14	43,960,143 JPY	428,621 USD	—	(3,272)
Wells Fargo Bank	6/27/14	15,904,832 NOK	2,642,965 USD	—	(15,126)
Wells Fargo Bank	6/27/14	9,133,798 SEK	1,394,601 USD	30,331	—
Wells Fargo Bank	6/27/14	5,900,000 SGD	4,694,040 USD	—	(9,779)
Wells Fargo Bank	6/27/14	929,561 USD	1,007,807 AUD	6,799	—
Wells Fargo Bank	6/27/14	1,924,790 USD	2,124,891 CAD	33,758	—
Wells Fargo Bank	6/27/14	4,814,019 USD	3,478,287 EUR	—	(72,814)
Wells Fargo Bank	6/27/14	2,352,154 USD	1,400,000 GBP	—	(5,901)
Wells Fargo Bank	6/27/14	5,828,681 USD	597,800,000 JPY	44,499	—
Wells Fargo Bank	6/27/14	1,722,129 USD	2,026,917 NZD	—	(4,897)
Wells Fargo Bank	6/27/14	380,288 USD	477,989 SGD	792	—
Total				8,775,293	(9,119,993)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Futures Contracts Outstanding at May 31, 2014

At May 31, 2014, cash totaling $3,179,481 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
10YR MINI	20	JPY	2,857,957	06/2014	5,429	—
10YR MINI	(75)	JPY	(10,717,338)	06/2014	—	(23,081)
3MO EURO EURIBOR	13	EUR	4,421,820	12/2014	611	—
3MO EURO SWISS FRANC	16	CHF	4,470,352	12/2014	1,544	—
3MO EUROYEN (TFX)	(36)	JPY	(8,823,183)	12/2014	315	—
90 DAY STERLING	15	GBP	3,120,244	12/2014	—	(343)
AUST 10YR BOND	120	AUD	13,350,141	06/2014	342,266	—
BANK ACCEPT	(28)	CAD	(6,374,436)	12/2014	—	(719)
CAC40 10 EURO	25	EUR	1,535,248	06/2014	13,425	—
CAN 10YR BOND	32	CAD	4,008,927	09/2014	22,209	—
CBOE VIX	(187)	USD	(2,487,100)	06/2014	131,164	—
CBOE VIX	(155)	USD	(2,294,000)	07/2014	44,897	—
CBOE VIX	330	USD	5,148,000	08/2014	—	(28,782)
CBOE VIX	(89)	USD	(1,450,700)	09/2014	—	(7,581)
CBOE VIX	119	USD	2,011,100	10/2014	18,791	—
DAX INDEX	3	EUR	1,016,126	06/2014	24,323	—
EURO STOXX 50	13	EUR	574,159	06/2014	8,457	—
EURO$ 90 DAY	13	USD	3,241,388	12/2014	1,988	—
EURO$ 90 DAY	(70)	USD	(17,453,625)	12/2014	256	—
EURO-BUND	7	EUR	1,400,868	06/2014	37,213	—
EURO-BUND	(28)	EUR	(5,603,473)	06/2014	9,476	—
FTSE 100 INDEX	11	GBP	1,257,945	06/2014	13,817	—
FTSE/MIB INDEX	16	EUR	2,358,467	06/2014	60,658	—
HANG SENG INDEX	(7)	HKD	(1,034,251)	06/2014	—	(1,957)
IBEX 35 INDEX	18	EUR	2,642,014	06/2014	20,335	—
LONG GILT	64	GBP	11,881,969	09/2014	78,594	—
MSCI SING IX ETS	4	SGD	238,476	06/2014	871	—
MSCI SING IX ETS	(30)	SGD	(1,788,567)	06/2014	—	(6,844)
OMXS30 INDEX	13	SEK	272,258	06/2014	3,945	—
OMXS30 INDEX	(9)	SEK	(188,486)	06/2014	—	(1,739)
S&P 500	1	USD	480,375	06/2014	17,684	—
S&P/TSE 60 INDEX	3	CAD	462,326	06/2014	12,711	—
S&P/TSE 60 INDEX	(9)	CAD	(1,386,978)	06/2014	5,363	—
S&P500 EMINI	(188)	USD	(18,062,100)	06/2014	—	(664,411)
SPI 200	2	AUD	256,068	06/2014	1,964	—
SPI 200	(8)	AUD	(1,024,273)	06/2014	2,213	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Futures Contracts Outstanding at May 31, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
TOPIX INDEX	(11)	JPY	(1,298,281)	06/2014	—	(46,629)
US 2YR NOTE	67	USD	14,724,297	09/2014	4,087	—
US LONG BOND	47	USD	6,461,030	09/2014	49,171	—
Total					933,777	(782,086)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, was pledged as collateral for securities sold short. At May 31, 2014 total securities pledged was $5,992,015.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $954,180 or 0.83% of net assets.

(d)  Negligible market value.

(e)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2014 was $16,900, representing 0.01% of net assets. Information concerning such security holdings at May 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Jaguar Mining, Inc Escrow	4/23/2014	—
James River Coal Co. 06/01/18 10.000%	09/16/2011 – 10/31/2013	153,961

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2014, the value of these securities amounted to $12, which represents less than 0.01% of net assets.

(g)  Variable rate security.

(h)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(i)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2014, the value of these securities amounted to $17,342, which represents 0.02% of net assets.

(j)  Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At May 31, 2014, these securities amounted to $0.

(k)  The rate shown is the seven-day current annualized yield at May 31, 2014.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	55,283,664	467,506,568	(439,939,933)	82,850,299	113,834	82,850,299

Abbreviation Legend

ADR  American Depositary Receipt

PIK    Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	3,962,755	—	—		3,962,755
Consumer Staples	2,309,429	—	—		2,309,429
Energy	1,896,671	—	—		1,896,671
Financials	4,143,725	—	—		4,143,725
Health Care	4,435,742	—	—		4,435,742
Industrials	3,398,831	—	—		3,398,831
Information Technology	5,429,266	—	—		5,429,266
Materials	827,232	—	0	(a)	827,232
Telecommunication Services	573,618	—	—		573,618
Utilities	337,111	—	—		337,111
Common Stocks — Investments Sold Short
Consumer Discretionary	(1,406,347)	—	—		(1,406,347)
Consumer Staples	(503,376)	—	—		(503,376)
Financials	(1,298,496)	—	—		(1,298,496)
Health Care	(1,141,106)	—	—		(1,141,106)
Industrials	(1,149,337)	—	—		(1,149,337)
Information Technology	(1,226,716)	—	—		(1,226,716)
Materials	(275,714)	—	—		(275,714)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Convertible Preferred Stocks
Consumer Staples	—	99,080	—		99,080
Financials	344,791	160,908	—		505,699
Health Care	83,207	—	—		83,207
Industrials	78,302	110,362	—		188,664
Telecommunication Services	49,584	—	—		49,584
Utilities	—	217,247	—		217,247
Total Equity Securities	20,869,172	587,597	0	(a)	21,456,769
Bonds
Convertible Bonds
Metals	—	55,997	12		56,009
All Other Industries	—	2,068,205	—		2,068,205
Total Bonds	—	2,124,202	12		2,124,214
Mutual Funds
Money Market Funds	82,850,299	—	—		82,850,299
Total Mutual Funds	82,850,299	—	—		82,850,299
Investments in Securities	103,719,471	2,711,799	12		106,431,282
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	8,775,293	—		8,775,293
Futures Contracts	933,777	—	—		933,777
Liabilities
Forward Foreign Currency Exchange Contracts	—	(9,119,993)	—		(9,119,993)
Futures Contracts	(782,086)	—	—		(782,086)
Total	103,871,162	2,367,099	12		106,238,273

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	12	12	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $22,451,628)	$30,582,075
Affiliated issuers (identified cost $82,850,299)	82,850,299
Total investments (identified cost $105,301,927)	113,432,374
Cash	1,052
Cash collateral held at broker	5,617,006
Margin deposits	3,179,481
Unrealized appreciation on forward foreign currency exchange contracts	8,775,293
Receivable for:
Investments sold	103,999
Capital shares sold	2,447
Dividends	51,104
Interest	27,871
Reclaims	190
Variation margin	101,341
Expense reimbursement due from Investment Manager	737
Prepaid expenses	334
Total assets	131,293,229
Liabilities
Securities sold short, at value (proceeds $6,815,476)	7,001,092
Unrealized depreciation on forward foreign currency exchange contracts	9,119,993
Payable for:
Investments purchased	86,910
Capital shares purchased	254,612
Dividends and interest on securities sold short	12,509
Variation margin	140,261
Investment management fees	2,897
Distribution and/or service fees	306
Transfer agent fees	3,994
Administration fees	252
Compensation of board members	11,943
Other expenses	87,333
Total liabilities	16,722,102
Net assets applicable to outstanding capital stock	$114,571,127
Represented by
Paid-in capital	$123,715,867
Excess of distributions over net investment income	(1,791,575)
Accumulated net realized loss	(15,102,209)
Unrealized appreciation (depreciation) on:
Investments	8,130,447
Foreign currency translations	(2,778)
Forward foreign currency exchange contracts	(344,700)
Futures contracts	151,691
Securities sold short	(185,616)
Total — representing net assets applicable to outstanding capital stock	$114,571,127

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$32,007,756
Shares outstanding	3,340,697
Net asset value per share	$9.58
Maximum offering price per share(a)	$10.16
Class B
Net assets	$122,222
Shares outstanding	12,912
Net asset value per share	$9.47
Class C
Net assets	$2,890,767
Shares outstanding	305,396
Net asset value per share	$9.47
Class I
Net assets	$77,599,117
Shares outstanding	8,066,256
Net asset value per share	$9.62
Class R
Net assets	$13,130
Shares outstanding	1,381
Net asset value per share	$9.51
Class R5
Net assets	$2,409
Shares outstanding	249
Net asset value per share(b)	$9.68
Class W
Net assets	$184,324
Shares outstanding	19,229
Net asset value per share	$9.59
Class Z
Net assets	$1,751,402
Shares outstanding	182,073
Net asset value per share	$9.62

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Operations

Year ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$916,430
Dividends — affiliated issuers	113,834
Interest	153,296
Foreign taxes withheld	(2,404)
Total income	1,181,156
Expenses:
Investment management fees	1,610,098
Distribution and/or service fees
Class A	109,929
Class B	1,146
Class C	37,332
Class R	56
Class W	86,246
Transfer agent fees
Class A	155,959
Class B	427
Class C	13,233
Class R	42
Class R5	1
Class W	138,772
Class Z	12,119
Administration fees	140,008
Compensation of board members	13,610
Custodian fees	75,433
Printing and postage fees	71,003
Registration fees	101,150
Professional fees	41,636
Dividends and interest on securities sold short	287,051
Other	6,677
Total expenses	2,901,928
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(282,151)
Total net expenses	2,619,777
Net investment loss	(1,438,621)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,332,976
Foreign currency translations	200,812
Forward foreign currency exchange contracts	(2,438,469)
Futures contracts	(13,038,831)
Securities sold short	(2,701,669)
Swap contracts	459,663
Increase from payment by affiliate (see Note 6)	56,724
Net realized loss	(12,128,794)
Net change in unrealized appreciation (depreciation) on:
Investments	2,227,398
Foreign currency translations	(30,794)
Forward foreign currency exchange contracts	(2,378,454)
Futures contracts	992,915
Securities sold short	869,832
Swap contracts	(237,712)
Net change in unrealized appreciation (depreciation)	1,443,185
Net realized and unrealized loss	(10,685,609)
Net decrease in net assets from operations	$(12,124,230)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations
Net investment loss	$(1,438,621)	$(488,862)
Net realized gain (loss)	(12,128,794)	3,810,042
Net change in unrealized appreciation (depreciation)	1,443,185	1,119,404
Net increase (decrease) in net assets resulting from operations	(12,124,230)	4,440,584
Distributions to shareholders
Net investment income
Class A	(198,465)	(1,083,899)
Class B	(163)	(868)
Class C	(4,435)	(69,264)
Class I	(645,950)	(814,038)
Class R	(37)	(160)
Class R5	(15)	(68)
Class W	(280,341)	(218,223)
Class Z	(22,402)	(79,092)
Total distributions to shareholders	(1,151,808)	(2,265,612)
Increase (decrease) in net assets from capital stock activity	43,879,176	(20,471,840)
Total increase (decrease) in net assets	30,603,138	(18,296,868)
Net assets at beginning of year	83,967,989	102,264,857
Net assets at end of year	$114,571,127	$83,967,989
Excess of distributions over net investment income	$(1,791,575)	$(246,977)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(b)	1,290,048	13,002,904	1,281,694	12,912,552
Distributions reinvested	19,843	198,433	108,831	1,081,782
Redemptions	(2,332,865)	(22,930,108)	(2,578,331)	(25,889,463)
Net decrease	(1,022,974)	(9,728,771)	(1,187,806)	(11,895,129)
Class B shares
Subscriptions	8,500	84,263	5,160	51,404
Distributions reinvested	16	160	84	833
Redemptions(b)	(6,364)	(63,559)	(3,755)	(37,184)
Net increase	2,152	20,864	1,489	15,053
Class C shares
Subscriptions	84,916	843,680	71,694	716,008
Distributions reinvested	447	4,426	6,977	69,073
Redemptions	(187,071)	(1,832,758)	(239,293)	(2,383,346)
Net decrease	(101,708)	(984,652)	(160,622)	(1,598,265)
Class I shares
Subscriptions	14,232,623	144,527,436	129,954	1,308,082
Distributions reinvested	64,465	645,935	81,888	813,969
Redemptions	(9,264,723)	(92,396,280)	(126,834)	(1,275,483)
Net increase	5,032,365	52,777,091	85,008	846,568
Class R shares
Subscriptions	466	4,590	464	4,641
Distributions reinvested	3	29	10	102
Redemptions	(20)	(199)	—	—
Net increase	449	4,420	474	4,743
Class R5 shares
Subscriptions	—	—	249	2,500
Net increase	—	—	249	2,500
Class W shares
Subscriptions	7,310,311	74,031,114	172,865	1,728,779
Distributions reinvested	28,005	280,331	21,970	218,164
Redemptions	(7,321,733)	(70,925,822)	(1,124,873)	(11,273,286)
Net increase (decrease)	16,583	3,385,623	(930,038)	(9,326,343)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars($)	Shares	Dollars($)
Capital Stock Activity (continued)
Class Z shares
Subscriptions	169,342	1,716,552	225,759	2,275,668
Distributions reinvested	1,840	18,454	7,934	79,026
Redemptions	(337,804)	(3,330,405)	(86,957)	(875,661)
Net increase (decrease)	(166,622)	(1,595,399)	146,736	1,479,033
Total net increase (decrease)	3,760,245	43,879,176	(2,044,510)	(20,471,840)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.28		$10.01		$9.92		$10.00
Income from investment operations:
Net investment loss	(0.10)		(0.06)		(0.06)		(0.01)
Net realized and unrealized gain (loss)	(0.56)		0.56		0.12		(0.07)
Increase from payments by affiliate	0.00	(b)	—		0.04		—
Total from investment operations	(0.66)		0.50		0.10		(0.08)
Less distributions to shareholders:
Net investment income	(0.04)		(0.23)		—		—
Net realized gains	—		—		(0.01)		—
Total distributions to shareholders	(0.04)		(0.23)		(0.01)		—
Net asset value, end of period	$9.58		$10.28		$10.01		$9.92
Total return	(6.41	%)(c)	5.08%		1.00	%(d)	(0.80%)
Ratios to average net assets(e)
Total gross expenses	1.97	%(f)	2.15	%(f)	2.15	%(f)	5.76	%(g)
Total net expenses(h)	1.68	%(f)	1.77	%(f)	1.68	%(f)	1.47	%(g)
Net investment loss	(1.00%)		(0.63%)		(0.57%)		(0.68	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$32,008		$44,838		$55,582		$11,745
Portfolio turnover	142%		62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.38%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.17%, 0.29% and 0.20% for the years ended May 31, 2014, 2013 and 2012, respectively.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.20		$9.92		$9.90		$10.00
Income from investment operations:
Net investment loss	(0.17)		(0.14)		(0.14)		(0.02)
Net realized and unrealized gain (loss)	(0.55)		0.56		0.13		(0.08)
Increase from payments by affiliate	0.00	(b)	—		0.04		—
Total from investment operations	(0.72)		0.42		0.03		(0.10)
Less distributions to shareholders:
Net investment income	(0.01)		(0.14)		—		—
Net realized gains	—		—		(0.01)		—
Total distributions to shareholders	(0.01)		(0.14)		(0.01)		—
Net asset value, end of period	$9.47		$10.20		$9.92		$9.90
Total return	(7.04	%)(c)	4.26%		0.30	%(d)	(1.00%)
Ratios to average net assets(e)
Total gross expenses	2.75	%(f)	2.87	%(f)	2.92	%(f)	6.86	%(g)
Total net expenses(h)	2.43	%(f)	2.50	%(f)	2.42	%(f)	2.22	%(g)
Net investment loss	(1.75%)		(1.40%)		(1.38%)		(1.36	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$122		$110		$92		$28
Portfolio turnover	142%		62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.38%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.17%, 0.27% and 0.19% for the years ended May 31, 2014, 2013 and 2012, respectively.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.20		$9.93		$9.91		$10.00
Income from investment operations:
Net investment loss	(0.17)		(0.14)		(0.13)		(0.02)
Net realized and unrealized gain (loss)	(0.55)		0.56		0.12		(0.07)
Increase from payments by affiliate	0.00	(b)	—		0.04		—
Total from investment operations	(0.72)		0.42		0.03		(0.09)
Less distributions to shareholders:
Net investment income	(0.01)		(0.15)		—		—
Net realized gains	—		—		(0.01)		—
Total distributions to shareholders	(0.01)		(0.15)		(0.01)		—
Net asset value, end of period	$9.47		$10.20		$9.93		$9.91
Total return	(7.05	%)(c)	4.24%		0.30	%(d)	(0.90%)
Ratios to average net assets(e)
Total gross expenses	2.72	%(f)	2.91	%(f)	2.92	%(f)	6.73	%(g)
Total net expenses(h)	2.43	%(f)	2.52	%(f)	2.44	%(f)	2.22	%(g)
Net investment loss	(1.75%)		(1.37%)		(1.31%)		(1.44	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$2,891		$4,151		$5,637		$970
Portfolio turnover	142%		62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.38%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.17%, 0.29% and 0.21% for the years ended May 31, 2014, 2013 and 2012, respectively.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.30		$10.03		$9.92		$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.02)		(0.04)		(0.01)
Net realized and unrealized gain (loss)	(0.56)		0.56		0.12		(0.07)
Increase from payments by affiliate	0.00	(b)	—		0.04		—
Total from investment operations	(0.62)		0.54		0.12		(0.08)
Less distributions to shareholders:
Net investment income	(0.06)		(0.27)		—		—
Net realized gains	—		—		(0.01)		—
Total distributions to shareholders	(0.06)		(0.27)		(0.01)		—
Net asset value, end of period	$9.62		$10.30		$10.03		$9.92
Total return	(6.04	%)(c)	5.51%		1.21	%(d)	(0.80%)
Ratios to average net assets(e)
Total gross expenses	1.34	%(f)	1.64	%(f)	1.53	%(f)	3.87	%(g)
Total net expenses(h)	1.30	%(f)	1.35	%(f)	1.32	%(f)	1.16	%(g)
Net investment loss	(0.63%)		(0.21%)		(0.37%)		(0.48	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$77,599		$31,239		$29,587		$27,767
Portfolio turnover	142%		62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.38%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.16%, 0.29% and 0.16% for the years ended May 31, 2014, 2013 and 2012, respectively.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.21		$9.98		$9.91		$10.00
Income from investment operations:
Net investment loss	(0.12)		(0.09)		(0.09)		(0.02)
Net realized and unrealized gain (loss)	(0.55)		0.55		0.13		(0.07)
Increase from payments by affiliate	0.00	(b)	—		0.04		—
Total from investment operations	(0.67)		0.46		0.08		(0.09)
Less distributions to shareholders:
Net investment income	(0.03)		(0.23)		—		—
Net realized gains	—		—		(0.01)		—
Total distributions to shareholders	(0.03)		(0.23)		(0.01)		—
Net asset value, end of period	$9.51		$10.21		$9.98		$9.91
Total return	(6.55	%)(c)	4.70%		0.80	%(d)	(0.90%)
Ratios to average net assets(e)
Total gross expenses	2.25	%(f)	2.39	%(f)	2.49	%(f)	4.45	%(g)
Total net expenses(h)	1.93	%(f)	2.02	%(f)	1.90	%(f)	1.73	%(g)
Net investment loss	(1.24%)		(0.90%)		(0.87%)		(1.08	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$13		$10		$5		$2
Portfolio turnover	142%		62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.38%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.17%, 0.29% and 0.17% for the years ended May 31, 2014, 2013 and 2012, respectively.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.37		$10.05
Income from investment operations:
Net investment loss	(0.07)		(0.01)
Net realized and unrealized gain (loss)	(0.56)		0.60
Increase from payments by affiliate	0.00	(b)	—
Total from investment operations	(0.63)		0.59
Less distributions to shareholders:
Net investment income	(0.06)		(0.27)
Total distributions to shareholders	(0.06)		(0.27)
Net asset value, end of period	$9.68		$10.37
Total return	(6.09	%)(c)	5.99%
Ratios to average net assets(d)
Total gross expenses	1.43	%(e)	1.66	%(e)(f)
Total net expenses(g)	1.36	%(e)	1.35	%(e)(f)
Net investment loss	(0.68%)		(0.25	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$2		$3
Portfolio turnover	142%		62%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.15% and 0.26% for the years ended May 31, 2014 and 2013, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.28		$10.01		$9.92		$10.00
Income from investment operations:
Net investment loss	(0.10)		(0.06)		(0.06)		(0.01)
Net realized and unrealized gain (loss)	(0.55)		0.57		0.12		(0.07)
Increase from payments by affiliate	0.00	(b)	—		0.04		—
Total from investment operations	(0.65)		0.51		0.10		(0.08)
Less distributions to shareholders:
Net investment income	(0.04)		(0.24)		—		—
Net realized gains	—		—		(0.01)		—
Total distributions to shareholders	(0.04)		(0.24)		(0.01)		—
Net asset value, end of period	$9.59		$10.28		$10.01		$9.92
Total return	(6.32	%)(c)	5.13%		1.00	%(d)	(0.80%)
Ratios to average net assets(e)
Total gross expenses	1.95	%(f)	2.24	%(f)	2.06	%(f)	4.17	%(g)
Total net expenses(h)	1.67	%(f)	1.79	%(f)	1.66	%(f)	1.48	%(g)
Net investment loss	(1.01%)		(0.59%)		(0.66%)		(0.83	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$184		$27		$9,334		$2
Portfolio turnover	142%		62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.38%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.16%, 0.31% and 0.18% for the years ended May 31, 2014, 2013 and 2012, respectively.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.30		$10.04		$9.92		$10.00
Income from investment operations:
Net investment loss	(0.08)		(0.04)		(0.03)		(0.01)
Net realized and unrealized gain (loss)	(0.55)		0.56		0.12		(0.07)
Increase from payments by affiliate	0.00	(b)	—		0.04		—
Total from investment operations	(0.63)		0.52		0.13		(0.08)
Less distributions to shareholders:
Net investment income	(0.05)		(0.26)		—		—
Net realized gains	—		—		(0.01)		—
Total distributions to shareholders	(0.05)		(0.26)		(0.01)		—
Net asset value, end of period	$9.62		$10.30		$10.04		$9.92
Total return	(6.10	%)(c)	5.29%		1.31	%(d)	(0.80%)
Ratios to average net assets(e)
Total gross expenses	1.70	%(f)	1.89	%(f)	1.87	%(f)	6.03	%(g)
Total net expenses(h)	1.43	%(f)	1.52	%(f)	1.42	%(f)	1.22	%(g)
Net investment loss	(0.75%)		(0.38%)		(0.33%)		(0.45	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$1,751		$3,591		$2,028		$717
Portfolio turnover	142%		62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.38%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.17%, 0.29% and 0.19% for the years ended May 31, 2014, 2013 and 2012, respectively.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to gain market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	8,775,293	—	8,775,293	6,905,973	—	—	1,869,320
			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	9,119,993	—	9,119,993	6,905,973	—	—	2,214,020

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	380,618	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	8,775,293
Interest rate risk	Net assets — unrealized appreciation on futures contracts	553,159	*
Total		9,709,070

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	757,943	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	9,119,993
Interest rate risk	Net assets — unrealized depreciation on futures contracts	24,143	*
Total		9,902,079

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity risk	—	(8,161,949)	—	(8,161,949)
Foreign exchange risk	(2,438,469)	—	—	(2,438,469)
Interest rate risk	—	(4,876,882)	459,663	(4,417,219)
Total	(2,438,469)	(13,038,831)	459,663	(15,017,637)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(6,517)	—	(6,517)
Equity risk	—	498,227	—	498,227
Foreign exchange risk	(2,378,454)	508	—	(2,377,946)
Interest rate risk	—	500,697	(237,712)	262,985
Total	(2,378,454)	992,915	(237,712)	(1,623,251)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	372,695,416
Futures contracts — Short	716,795,917
Derivate Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	10,372,478	(11,275,568)
Interest rate swaps	264,748	—

*Based on ending quarterly outstanding amounts for the year ended May 31, 2014.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Statement of Operations and a short position

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

The following table presents the Fund's gross and net amount of liabilities available for offset under a netting arrangement for short sales as well as the related collateral pledged by the Fund as of May 31, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(b)
Securities Borrowed	7,001,092	—	7,001,092	—	1,009,077	5,992,015	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.92% to 0.80% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.92% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $1,540.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.35%
Class B	0.37
Class C	0.35
Class R	0.38
Class R5	0.05
Class W	0.40
Class Z	0.34

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $9,000 and $10,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $35,329 for Class A and $535 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.53%	1.48%
Class B	2.28	2.23
Class C	2.28	2.23
Class I	1.20	1.04
Class R	1.78	1.73
Class R5	1.25	1.09
Class W	1.53	1.48
Class Z	1.28	1.23

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, post-October capital losses, late-year ordinary losses, re-characterization of distributions for investments, derivative investments, amortization/accretion on certain convertible preferred securities, constructive sales of appreciated financial positions and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,045,831
Accumulated net realized loss	(816,753)
Paid-in capital	(229,078)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$1,151,808	$2,265,612

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(5,438,556)
Net unrealized appreciation	$7,222,837

At May 31, 2014, the cost of investments for federal income tax purposes was $106,209,537, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,714,841
Unrealized depreciation	(492,004)
Net unrealized appreciation	$7,222,837

The following capital loss carryforwards, determined at May 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	3,007,019
Unlimited long-term	2,431,537
Total	5,438,556

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2014, the Fund will elect to treat late-year ordinary losses of $1,605,114 and post-October capital losses of $9,510,595 as arising on June 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $84,320,414 and $86,868,246, respectively, for the year ended May 31, 2014.

Note 6. Payments by Affiliates

During the year ended May 31, 2014, the Investment Manager reimbursed the Fund $56,724 for a loss on a trading error.

Note 7. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 96.7% of the outstanding shares of the Fund in one or more

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 10. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Absolute Return Enhanced Multi-Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Enhanced Multi-Strategy Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	28.44%
Dividends Received Deduction	25.48%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment. The Board observed the Fund's underperformance for certain periods, noting that appropriate steps (such as changes to management teams) had been taken to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board observed that for the Fund, a portion of the expense ratio (i.e., dividend expenses and borrowing costs on securities sold short) is not included in the expense cap methodology, as is consistent with the general exclusion of investment-related expenses. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers and the exclusions of dividend expenses and borrowing costs on securities sold short) approximated the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consulting firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014

This page intentionally left blank.

Annual Report 2014

This page intentionally left blank.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiamanagement.com.

Annual Report 2014

Columbia Absolute Return Enhanced Multi-Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN106_05_D01_(07/14)

Annual Report

May 31, 2014

Columbia Absolute Return Multi-Strategy Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Absolute Return Multi-Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	30
Statement of Operations	32
Statement of Changes in Net Assets	33
Financial Highlights	35
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	55
Federal Income Tax Information	56
Trustees and Officers	57
Approval of Investment Management Services Agreement	63
Important Information About This Report	65

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Absolute Return Multi-Strategy Fund

Performance Overview

Performance Summary

>  Columbia Absolute Return Multi-Strategy Fund (the Fund) Class A shares returned -3.76% excluding sales charges for the 12-month period that ended May 31, 2014.

>  During the same time period, the Fund underperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.04%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed-income market, which returned 2.71%.

>  The negative absolute returns generated by the Fund's investments in a short-term currency strategy, a global trend following strategy, a developed market currency strategy, a dividend income strategy, a VIX (Chicago Board Options Exchange Market Volatility Index) futures strategy and a high income convertible strategy more than offset the positive absolute returns from the Fund's investments in two equity alpha strategies, an equity market neutral strategy, a select large-cap growth strategy and a two-year U.S. Treasury note strategy.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	Life
Class A	03/31/11
Excluding sales charges		-3.76	-0.33
Including sales charges		-6.69	-1.29
Class B	03/31/11
Excluding sales charges		-4.45	-1.08
Including sales charges		-9.23	-2.02
Class C	03/31/11
Excluding sales charges		-4.45	-1.05
Including sales charges		-5.40	-1.05
Class I	03/31/11	-3.34	0.03
Class R	03/31/11	-3.99	-0.59
Class R5*	11/08/12	-3.44	-0.16
Class W	03/31/11	-3.18	-0.17
Class Z	03/31/11	-3.62	-0.12
Citigroup 3-Month U.S. Treasury Bill Index		0.04	0.06
Barclays U.S. Aggregate Bond Index		2.71	4.19

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. If they had, returns would be lower. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Absolute Return Multi-Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2011 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Multi-Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Absolute Return Multi-Strategy Fund

Manager Discussion of Fund Performance

At May 31, 2014, approximately 70% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2014, the Fund's Class A shares returned -3.76% excluding sales charges. During the same time period, the Fund underperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.04%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed-income market, which returned 2.71%.

The negative absolute returns generated by the Fund's investments in a short-term currency strategy, a global trend following strategy, a developed market currency strategy, a dividend income strategy, a VIX (Chicago Board Options Exchange Market Volatility Index) futures strategy and a high income convertible strategy more than offset the positive absolute returns from the Fund's investments in two equity alpha strategies, an equity market neutral strategy, a select large-cap growth strategy and a two-year U.S. Treasury note strategy.

Investment Strategies Overall Generated Disappointing Results

The Fund pursues positive absolute returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity market risk (commonly referred to as beta) through various investment and hedging strategies.

During the annual period, the Fund was able to generate the greatest positive absolute returns from its investments in two equity alpha strategies — dividend income and contrarian core — after netting the overlay strategy we apply to these strategies to remove the equity market exposure in these strategies.

The positive absolute returns generated by the two alpha equity strategies — along with those from an equity market neutral strategy, a select large-cap growth strategy and a two-year U.S. Treasury note strategy — were more than offset by the negative absolute returns from several other strategies. The greatest negative return was generated by the Fund's investment in a short-term currency strategy. This strategy targets dislocation opportunities caused by the over- or under-reaction to central bank interest rate decisions and carry trades. Fund returns were also negatively impacted by a global trend following strategy, which uses a variety of market, valuation and other factors to identify areas of relative value across equity, bond and currency markets in developed countries around the globe and to determine the direction of global markets.

At the end of the annual period, the Fund had its greatest allocations to the global trend following strategy and the short-term currency strategy.

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, PhD

Top Ten Holdings (%) — Long Positions (at May 31, 2014)
Apple, Inc.	2.2
JPMorgan Chase & Co.	1.9
Philip Morris International, Inc.	1.7
Verizon Communications, Inc.	1.7
Johnson & Johnson	1.5
Chevron Corp.	1.3
Honeywell International, Inc.	1.3
Wells Fargo & Co.	1.3
Celgene Corp.	1.1
Procter & Gamble Co. (The)	1.1

Percentages indicated are based upon total long investments (excluding Money Market Funds).

Top Ten Holdings (%) — Short Positions (at May 31, 2014)
Amkor Technology, Inc.	(1.9)
Novartis AG, ADR	(1.8)
Computer Sciences Corp.	(1.8)
Church & Dwight Co., Inc.	(1.7)
Laboratory Corp. of America Holdings	(1.7)
Corning, Inc.	(1.6)
Clorox Co. (The)	(1.6)
Wellcare Health Plans, Inc.	(1.6)
McCormick & Co., Inc.	(1.6)
MeadWestvasco Corp.	(1.6)

Percentages indicated are based upon total short investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Absolute Return Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

A New Strategy Added

In December 2013, we added a new strategy to the Fund's underlying investment strategies. The new addition is based on managed futures. More specifically, the strategy may buy and sell short futures contracts in various markets based on the securities' price momentum over one- or 12-month periods.

Looking Ahead

At this time, we expect the remainder of the year to be marked by divergent global economic growth rates and central bank policies, as each region works through its own set of unique issues. Different countries were, at the end of the annual period, at very different points along the business cycle.

The remainder of 2014 overall looks, in our current view, to be relatively benign for North America. Central bank stimulus has produced modest job growth with no clear threats of inflation on the horizon. Whether this growth path can continue under its own momentum — without the significant tailwind of Federal Reserve action — remains to be seen. Further, the gradual boom in processes like shale oil extraction have gradually reduced the dependency of the U.S. to fund its sizable borrowing from abroad. Should inflationary pressures return, however, the consequences of higher rates would likely not be welcomed by the markets.

By contrast, we currently expect Europe, despite pockets of economic health in countries like Austria and Germany, to remain mired in economic doldrums. In a more troubled country like Greece, the price of European Union membership and forfeiture of central bank sovereignty has forced the country to work its way through the pain of deflation to achieve greater global competitiveness. Between the deflation of Greece and the engine of Germany lies a wide spectrum of growth stories across the rest of the European continent. We currently expect other formerly big engines — France, Italy and Spain — to remain in a fairly anemic state, in spite of the best efforts of the European Central Bank.

Like Europe, Asia presents diverse scenarios, but, in general, we currently believe the story appears to be one of less economic growth going forward. Japan has seen economic growth and real inflation, as the money the Bank of Japan has been pumping into its system over the last year or so has finally worked its way through. We believe this, and the simultaneous weakening of the Japanese yen, have helped put Japanese corporations on a better footing, in our present view. But if the leveling of the Japanese yen since the start of 2014 is any sign, then the Bank of Japan has already taken its foot off the pedal, so to speak, as Japan now has the highest rate of inflation in the developed world. As for China, we do not currently know whether a real estate bubble exists, but we do know its government is concerned at this time about its shadow banking system and potential bad loan growth. Further, while we currently believe the Chinese government will not likely let its local governments fail, it is seemingly willing to let an occasional private sector firm default. At this time, we expect the new normal for China to be economic growth in the 6-7% range. If current official numbers are correct, inflation there is likely to remain benign and unemployment low.

With different economic stories competing for headlines, we expect financial markets at this time to remain choppy. Economic growth may appear to be

Portfolio Breakdown (%) (at May 31, 2014)
	Long	Short	Net
Common Stocks	41.0	(10.4)	30.6
Consumer Discretionary	5.9	(2.1)	3.8
Consumer Staples	3.5	(0.8)	2.7
Energy	2.9	—	2.9
Financials	6.1	(1.9)	4.2
Health Care	6.6	(1.7)	4.9
Industrials	5.1	(1.7)	3.4
Information Technology	8.2	(1.8)	6.4
Materials	1.3	(0.4)	0.9
Telecommunication Services	0.9	—	0.9
Utilities	0.5	—	0.5
Convertible Preferred Stocks	2.1	—	2.1
Consumer Staples	0.1	—	0.1
Energy	0.2	—	0.2
Financials	1.0	—	1.0
Health Care	0.1	—	0.1
Industrials	0.2	—	0.2
Telecommunicaitons Services	0.1	—	0.1
Utilities	0.4	—	0.4
Convertible Bonds	2.9	—	2.9
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	64.4	—	64.4
Total	110.4	(10.4)	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $58.9 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2014
5

Columbia Absolute Return Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

modest going forward for much of the developed world, but asset pricing in bond, credit and equity markets at the end of the annual period suggested to us that a positive investment scenario is likely to continue as long as most central banks — with the exception of Japan's — inject money into their systems in an attempt to boost growth. Any signs of inflation could change this backdrop quickly, however.

We currently intend to continue to pursue our strategy of balancing return, volatility and correlations of the underlying investment strategies with the objective of generating positive absolute return.

Investment Risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund's income and yield. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. International investments may present different and increased risks from U.S. investments. Risks are enhanced for emerging market and sovereign debt issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Short positions (where the underlying asset is not owned) can create unlimited risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the fund to achieve its objective.

Annual Report 2014
6

Columbia Absolute Return Multi-Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.90	1,017.20	7.63	7.80	1.55
Class B	1,000.00	1,000.00	969.90	1,013.41	11.35	11.60	2.31
Class C	1,000.00	1,000.00	969.90	1,013.41	11.35	11.60	2.31
Class I	1,000.00	1,000.00	975.10	1,018.85	6.01	6.14	1.22
Class R	1,000.00	1,000.00	971.50	1,016.11	8.70	8.90	1.77
Class R5	1,000.00	1,000.00	975.10	1,018.60	6.25	6.39	1.27
Class W	1,000.00	1,000.00	980.70	1,017.35	7.51	7.64	1.52
Class Z	1,000.00	1,000.00	974.20	1,018.45	6.40	6.54	1.30

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 36.8%

Issuer	Shares	Value ($)
Consumer Discretionary 5.3%
Auto Components 0.4%
Delphi Automotive PLC	3,032	209,390
TRW Automotive Holdings Corp.(a)(b)	1,780	151,068
Total		360,458
Automobiles 0.1%
Tesla Motors, Inc.(a)	683	141,907
Hotels, Restaurants & Leisure 0.7%
Aramark	3,046	80,353
Domino's Pizza, Inc.(b)	1,475	106,864
Las Vegas Sands Corp.(b)	1,310	100,241
McDonald's Corp.	1,500	152,145
Starwood Hotels & Resorts Worldwide, Inc.(b)	915	73,063
Wynn Resorts Ltd.(b)	1,107	237,972
Total		750,638
Household Durables 0.1%
Mohawk Industries, Inc.(a)(b)	630	85,466
Internet & Catalog Retail 0.6%
Amazon.com, Inc.(a)	683	213,471
Priceline Group, Inc. (The)(a)(b)	298	381,032
Total		594,503
Media 1.7%
Comcast Corp., Class A	7,860	410,292
DIRECTV(a)	829	68,343
Discovery Communications, Inc., Class A(a)	3,734	287,369
DISH Network Corp., Class A(a)(b)	1,880	110,281
Interpublic Group of Companies, Inc. (The)(b)	6,175	118,066
Time Warner, Inc.	2,620	182,955
Viacom, Inc., Class B(b)	4,647	396,528
Walt Disney Co. (The)(b)	1,350	113,413
Total		1,687,247
Multiline Retail 0.2%
Macy's, Inc.(b)	3,931	235,427
Specialty Retail 0.7%
Foot Locker, Inc.(b)	1,380	66,488
Home Depot, Inc. (The)	2,485	199,372
Lowe's Companies, Inc.	1,756	82,673
Pier 1 Imports, Inc.(b)	2,289	40,309

Common Stocks (continued)

Issuer	Shares	Value ($)
TJX Companies, Inc. (The)	3,174	172,824
Ulta Salon Cosmetics & Fragrance, Inc.(a)	650	55,185
Williams-Sonoma, Inc.(b)	1,280	85,658
Total		702,509
Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc.	1,890	160,329
Michael Kors Holdings Ltd.(a)(b)	3,159	298,147
Nike, Inc., Class B(b)	940	72,295
Ralph Lauren Corp.	835	128,156
VF Corp.(b)	3,070	193,471
Total		852,398
Total Consumer Discretionary		5,410,553
Consumer Staples 3.1%
Beverages 0.7%
Coca-Cola Co. (The)	2,190	89,593
Coca-Cola Enterprises, Inc.(b)	3,330	151,981
Diageo PLC, ADR	711	91,570
Dr. Pepper Snapple Group, Inc.	1,775	102,417
PepsiCo, Inc.	2,844	251,211
Total		686,772
Food & Staples Retailing 0.7%
CVS Caremark Corp.	5,551	434,754
Kroger Co. (The)(b)	1,647	78,628
Wal-Mart Stores, Inc.	695	53,355
Walgreen Co.	2,185	157,123
Total		723,860
Food Products 0.2%
General Mills, Inc.	1,410	77,451
Kellogg Co.	800	55,184
Kraft Foods Group, Inc.	860	51,136
Total		183,771
Household Products 0.6%
Kimberly-Clark Corp.	1,105	124,147
Procter & Gamble Co. (The)	5,818	470,036
Total		594,183
Tobacco 0.9%
Altria Group, Inc.	6,450	268,062
Philip Morris International, Inc.(b)	7,992	707,612
Total		975,674
Total Consumer Staples		3,164,260

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 2.6%
Energy Equipment & Services 0.7%
Cameron International Corp.(a)	2,130	136,214
FMC Technologies, Inc.(a)	3,169	183,992
Halliburton Co.	3,739	241,689
Schlumberger Ltd.	1,500	156,060
Total		717,955
Oil, Gas & Consumable Fuels 1.9%
BP PLC, ADR	1,055	53,225
Cabot Oil & Gas Corp.	4,190	151,846
Canadian Natural Resources Ltd.	3,490	141,938
Chevron Corp.	4,492	551,573
ConocoPhillips	3,132	250,372
Exxon Mobil Corp.	2,080	209,102
Kinder Morgan, Inc.	3,291	109,886
Newfield Exploration Co.(a)	1,640	59,827
Noble Energy, Inc.	1,613	116,249
Occidental Petroleum Corp.	545	54,331
Phillips 66	1,090	92,421
Royal Dutch Shell PLC, ADR	1,425	112,005
Total		1,902,775
Total Energy		2,620,730
Financials 5.5%
Banks 2.6%
Bank of America Corp.	5,775	87,433
Citigroup, Inc.	7,791	370,618
Fifth Third Bancorp(b)	9,407	194,631
Huntington Bancshares, Inc.(b)	12,350	114,484
JPMorgan Chase & Co.(b)	14,294	794,318
PNC Financial Services Group, Inc. (The)(b)	3,020	257,515
U.S. Bancorp(b)	5,887	248,373
Wells Fargo & Co.	10,552	535,831
Total		2,603,203
Capital Markets 0.8%
BlackRock, Inc.	1,215	370,453
Goldman Sachs Group, Inc. (The)(b)	1,465	234,122
Invesco Ltd.(b)	1,985	72,850
Northern Trust Corp.	1,230	74,292
T. Rowe Price Group, Inc.	695	56,663
Total		808,380

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.1%
American Express Co.	1,175	107,513
Diversified Financial Services 0.3%
Berkshire Hathaway, Inc., Class B(a)	2,100	269,514
CME Group, Inc.	1,045	75,240
Total		344,754
Insurance 1.0%
ACE Ltd.	2,130	220,902
Aon PLC	1,973	177,452
Chubb Corp. (The)	775	71,811
Hartford Financial Services Group, Inc. (The)(b)	2,810	97,366
Marsh & McLennan Companies, Inc.(b)	3,825	192,283
MetLife, Inc.(b)	5,890	299,978
Total		1,059,792
Real Estate Investment Trusts (REITs) 0.7%
Alexandria Real Estate Equities, Inc.(b)	1,590	120,983
CubeSmart(b)	6,004	109,513
Highwoods Properties, Inc.(b)	2,433	98,731
Public Storage	300	51,714
Simon Property Group, Inc.(b)	1,228	204,413
Vornado Realty Trust(b)	595	63,713
Washington Prime Group, Inc.(a)	614	12,212
Total		661,279
Total Financials		5,584,921
Health Care 6.0%
Biotechnology 1.9%
Alexion Pharmaceuticals, Inc.(a)	979	162,827
Amgen, Inc.	1,815	210,522
Ariad Pharmaceuticals, Inc.(a)	3,645	23,547
Biogen Idec, Inc.(a)	558	178,208
Celgene Corp.(a)(b)	3,080	471,332
Cubist Pharmaceuticals, Inc.(a)(b)	1,065	70,929
Dynavax Technologies Corp.(a)	25,860	37,238
Gilead Sciences, Inc.(a)(b)	3,546	287,971
Insmed, Inc.(a)(b)	2,975	39,092
Pharmacyclics, Inc.(a)(b)	2,053	182,368
Vertex Pharmaceuticals, Inc.(a)(b)	3,518	254,211
Total		1,918,245

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.7%
Abbott Laboratories	5,987	239,540
Boston Scientific Corp.(a)	4,620	59,275
Covidien PLC(b)	4,160	304,137
HeartWare International, Inc.(a)(b)	780	70,333
St. Jude Medical, Inc.(b)	1,206	78,269
Total		751,554
Health Care Providers & Services 0.8%
Aetna, Inc.(b)	1,890	146,570
Cardinal Health, Inc.(b)	4,090	288,877
Centene Corp.(a)(b)	2,290	170,651
CIGNA Corp.	1,307	117,342
Express Scripts Holding Co.(a)(b)	1,335	95,412
Total		818,852
Health Care Technology 0.1%
IMS Health Holdings, Inc.(a)	2,582	62,536
Life Sciences Tools & Services 0.3%
ICON PLC(a)(b)	1,195	50,513
Illumina, Inc.(a)	1,234	195,280
Total		245,793
Pharmaceuticals 2.2%
AbbVie, Inc.	4,295	233,347
Actavis PLC(a)(b)	455	96,251
Bristol-Myers Squibb Co.	3,131	155,736
Johnson & Johnson	6,106	619,515
Merck & Co., Inc.	4,655	269,338
Mylan, Inc.(a)(b)	1,780	88,715
Perrigo Co. PLC	855	118,161
Pfizer, Inc.	14,070	416,894
Roche Holding AG, ADR	2,970	109,563
Salix Pharmaceuticals Ltd.(a)	830	94,687
Zoetis, Inc.	2,460	75,522
Total		2,277,729
Total Health Care		6,074,709
Industrials 4.6%
Aerospace & Defense 1.7%
Boeing Co. (The)	1,450	196,112
General Dynamics Corp.(b)	963	113,750
Honeywell International, Inc.(b)	5,807	540,922

Common Stocks (continued)

Issuer	Shares	Value ($)
Precision Castparts Corp.(b)	1,051	265,882
Raytheon Co.(b)	3,330	324,908
United Technologies Corp.	2,296	266,841
Total		1,708,415
Air Freight & Logistics 0.2%
FedEx Corp.	577	83,180
United Parcel Service, Inc., Class B	1,105	114,788
Total		197,968
Airlines 0.3%
Alaska Air Group, Inc.(b)	1,300	127,998
Delta Air Lines, Inc.(b)	3,465	138,288
Total		266,286
Commercial Services & Supplies 0.3%
Tyco International Ltd.	3,458	150,907
Waste Connections, Inc.(b)	1,647	75,054
Waste Management, Inc.	1,690	75,509
Total		301,470
Construction & Engineering 0.2%
Foster Wheeler AG(b)	2,630	89,052
Jacobs Engineering Group, Inc.(a)	880	48,461
MasTec, Inc.(a)(b)	2,825	101,700
Total		239,213
Electrical Equipment 0.5%
Eaton Corp. PLC	3,794	279,580
Emerson Electric Co.	1,025	68,398
Rockwell Automation, Inc.(b)	1,175	142,269
Total		490,247
Industrial Conglomerates 0.3%
General Electric Co.	10,055	269,374
Machinery 0.4%
Dover Corp.	2,250	196,155
IDEX Corp.(b)	700	53,676
Illinois Tool Works, Inc.	705	61,018
Parker Hannifin Corp.	765	95,801
Total		406,650
Professional Services 0.2%
Dun & Bradstreet Corp. (The)(b)	1,201	124,003
Nielsen NV	2,181	105,255
Total		229,258
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 0.3%
JB Hunt Transport Services, Inc.(b)	1,135	88,144
Kansas City Southern	1,020	109,671
Union Pacific Corp.	630	125,540
Total		323,355
Trading Companies & Distributors 0.2%
Fastenal Co.	4,669	227,614
Total Industrials		4,659,850
Information Technology 7.3%
Communications Equipment 0.4%
Cisco Systems, Inc.	4,900	120,638
QUALCOMM, Inc.	3,023	243,200
Total		363,838
Internet Software & Services 1.2%
Baidu, Inc., ADR(a)	976	162,016
eBay, Inc.(a)	2,036	103,286
Facebook, Inc., Class A(a)	3,046	192,812
Google, Inc., Class A(a)	567	324,125
Google, Inc., Class C(a)	492	276,002
LinkedIn Corp., Class A(a)	1,140	182,503
Total		1,240,744
IT Services 1.0%
Accenture PLC, Class A	1,190	96,926
Automatic Data Processing, Inc.	1,385	110,357
Cognizant Technology Solutions Corp., Class A(a)	3,485	169,406
International Business Machines Corp.	815	150,253
MasterCard, Inc., Class A	4,630	353,963
Visa, Inc., Class A	908	195,066
Total		1,075,971
Semiconductors & Semiconductor Equipment 1.4%
Altera Corp.	3,135	103,862
ARM Holdings PLC, ADR	3,301	152,506
Avago Technologies Ltd.(b)	1,346	95,122
Broadcom Corp., Class A	7,945	253,207
Intel Corp.	6,490	177,307
KLA-Tencor Corp.(b)	3,075	201,474
Lam Research Corp.(a)(b)	1,715	106,399
Skyworks Solutions, Inc.(b)	5,019	217,373
Texas Instruments, Inc.	2,020	94,900
Total		1,402,150

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 2.0%
Activision Blizzard, Inc.	7,870	163,539
Autodesk, Inc.(a)	2,769	145,013
Check Point Software Technologies Ltd.(a)	1,793	115,613
Citrix Systems, Inc.(a)(b)	1,540	95,434
Electronic Arts, Inc.(a)	5,257	184,678
Intuit, Inc.	2,450	194,260
Microsoft Corp.	9,552	391,059
Oracle Corp.(b)	3,342	140,431
Red Hat, Inc.(a)	2,977	149,207
Salesforce.com, Inc.(a)	3,480	183,152
VMware, Inc., Class A(a)(b)	2,724	262,866
Total		2,025,252
Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	1,429	904,557
EMC Corp.(b)	14,234	378,055
Hewlett-Packard Co.	1,890	63,315
Total		1,345,927
Total Information Technology		7,453,882
Materials 1.1%
Chemicals 0.9%
Dow Chemical Co. (The)(b)	5,058	263,623
EI du Pont de Nemours & Co.	1,920	133,075
LyondellBasell Industries NV, Class A(b)	2,075	206,608
Monsanto Co.	1,589	193,620
Sherwin-Williams Co. (The)	530	108,443
Total		905,369
Containers & Packaging 0.1%
Sonoco Products Co.	1,425	60,192
Metals & Mining —%
Jaguar Mining, Inc. Escrow(a)(c)(d)(e)(f)	200,000	—
Jaguar Mining, Inc.(a)	77,346	42,309
Total		42,309
Paper & Forest Products 0.1%
International Paper Co.(b)	2,745	130,744
Louisiana-Pacific Corp.(a)	715	10,153
Total		140,897
Total Materials		1,148,767

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
AT&T, Inc.	2,970	105,346
Verizon Communications, Inc.	13,927	695,793
Total		801,139
Total Telecommunication Services		801,139
Utilities 0.5%
Electric Utilities 0.3%
American Electric Power Co., Inc.	1,495	79,758
Duke Energy Corp.	675	47,979
NextEra Energy, Inc.	540	52,575
Northeast Utilities	1,515	68,781
Total		249,093
Multi-Utilities 0.2%
CMS Energy Corp.	2,200	65,450
Dominion Resources, Inc.	830	57,237
Sempra Energy	560	56,196
Wisconsin Energy Corp.	1,415	64,410
Total		243,293
Total Utilities		492,386
Total Common Stocks (Cost: $25,788,637)		37,411,197

Convertible Preferred Stocks 1.9%

Consumer Staples 0.1%
Food Products 0.1%
Bunge Ltd., 4.875%	1,035	108,517
Total Consumer Staples		108,517
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Chesapeake Energy Corp., 5.750%(g)	120	144,525
Total Energy		144,525
Financials 0.9%
Banks 0.2%
Bank of America Corp., 7.250%	100	119,006
Wells Fargo & Co., 7.500%	100	123,200
Total		242,206

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 0.1%
AMG Capital Trust II, 5.150%	1,890	116,944
Real Estate Investment Trusts (REITs) 0.6%
Alexandria Real Estate Equities, Inc., 7.000%	5,890	167,589
Crown Castle International Corp., 4.500%	1,115	116,357
Health Care REIT, Inc., 6.500%	1,990	117,907
Weyerhaeuser Co., 6.375%	2,120	124,317
iStar Financial, Inc., 4.500%	970	60,610
Total		586,780
Total Financials		945,930
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Alere, Inc., 3.000%	295	92,627
Total Health Care		92,627
Industrials 0.2%
Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	1,340	88,172
Airlines 0.1%
Continental Airlines Finance Trust II, 6.000%	2,430	121,348
Total Industrials		209,520
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
Intelsat SA, 5.750%	1,045	54,831
Total Telecommunication Services		54,831
Utilities 0.4%
Electric Utilities 0.1%
NextEra Energy, Inc., 5.599%	1,930	124,002
Multi-Utilities 0.3%
CenterPoint Energy, Inc., 3.719%(h)	2,170	117,462
Dominion Resources, Inc., 6.000%	1,228	70,794
Dominion Resources, Inc., 6.125%	1,188	68,061
Total		256,317
Total Utilities		380,319
Total Convertible Preferred Stocks (Cost: $1,609,016)		1,936,269

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Convertible Bonds(i) 2.6%

Issuer	Coupon Rate	Principal Amount ($)			Value ($)
Automotive 0.3%
Navistar International Corp.(g) Senior Subordinated Notes 10/15/18	4.500%			61,000	60,938
04/15/19	4.750%			60,000	61,613
Volkswagen International Finance NV(g)	11/09/15	5.500%	EUR	100,000	162,419
Total					284,970
Brokerage 0.1%
Walter Investment Management Corp. Senior Subordinated Notes 11/01/19	4.500%			105,000	94,894
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%			99,000	124,802
Layne Christensen Co. Senior Unsecured(g) 11/15/18	4.250%			116,000	111,986
Total					236,788
Food and Beverage 0.1%
Chiquita Brands International, Inc. Senior Unsecured 08/15/16	4.250%			117,000	117,366
Gaming 0.2%
MGM Resorts International 04/15/15	4.250%			100,000	145,188
Independent Energy 0.2%
Chesapeake Energy Corp. 12/15/38	2.250%			121,000	115,933
Endeavour International Corp. 07/15/16	5.500%			57,000	33,630
Goodrich Petroleum Corp. 10/01/32	5.000%			80,000	96,550
Total					246,113
Integrated Energy —%
American Energy - Utica LLC PIK(g) 03/01/21	3.500%			28,000	28,711
Media Non-Cable 0.1%
Cenveo Corp. 05/15/17	7.000%			76,000	80,286

Convertible Bonds(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 0.1%
Alpha Natural Resources, Inc. 12/15/20	4.875%	56,000	42,105
James River Coal Co.(e)(g)(j) 06/01/18	10.000%	134,000	13,400
Total			55,505
Non-Captive Consumer 0.1%
DFC Global Corp. Senior Unsecured 04/15/17	3.250%	80,000	78,390
Non-Captive Diversified 0.1%
Ares Capital Corp. Senior Unsecured(g) 01/15/19	4.375%	113,000	120,392
Oil Field Services 0.1%
Cobalt International Energy, Inc. Senior Unsecured 12/01/19	2.625%	30,000	28,056
Vantage Drilling Co. Senior Unsecured(g) 07/15/43	5.500%	107,000	110,911
Total			138,967
Other Financial Institutions 0.1%
GSV Capital Corp. Senior Unsecured(g) 09/15/18	5.250%	111,000	104,884
Pharmaceuticals 0.2%
Corsicanto Ltd. Senior Unsecured 01/15/32	3.500%	66,000	47,809
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	78,000	57,330
PDL BioPharma, Inc Senior Unsecured 02/01/18	4.000%	57,000	64,054
Savient Pharmaceuticals, Inc. Senior Unsecured(j) 02/01/18	4.750%	215,000	1,075
Vivus, Inc. Senior Unsecured(g) 05/01/20	4.500%	99,000	74,745
Total			245,013

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Convertible Bonds(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.1%
MGIC Investment Corp.(g) 04/01/63	9.000%	95,000	118,928
REITs 0.3%
Apollo Commercial Real Estate Finance, Inc. Senior Unsecured 03/15/19	5.500%	83,000	88,188
Blackstone Mortgage Trust, Inc. Senior Unsecured 12/01/18	5.250%	56,000	62,864
Campus Crest Communities Operating Partnership LP(g) 10/15/18	4.750%	112,000	110,180
Total			261,232
Technology 0.1%
Ctrip.com International Ltd. Senior Unsecured(g) 10/15/18	1.250%	35,000	36,269
Exelixis, Inc. 08/15/19	4.250%	61,000	52,765
Powerwave Technologies, Inc. Subordinated Notes(j) 10/01/27	3.875%	155,000	15
Total			89,049
Tobacco 0.1%
Vector Group Ltd. Senior Unsecured 04/15/20	1.750%	126,000	131,292
Transportation Services 0.1%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%	114,000	112,005
Total Convertible Bonds (Cost: $3,017,358)			2,689,973

Money Market Funds 57.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(k)(l)	58,915,448	58,915,448
Total Money Market Funds (Cost: $58,915,448)		58,915,448
Total Investments (Cost: $89,330,459)		100,952,887

Investments Sold Short (9.4)%

Common Stocks (9.4)%

Issuer	Shares	Value ($)
Consumer Discretionary (1.9)%
Auto Components (0.3)%
Autoliv, Inc.	(1,225)	(129,850)
BorgWarner, Inc.	(1,640)	(103,140)
Total		(232,990)
Automobiles (0.1)%
Toyota Motor Corp., ADR	(825)	(93,316)
Hotels, Restaurants & Leisure (0.5)%
Burger King Worldwide, Inc.	(4,540)	(116,633)
Cheesecake Factory, Inc. (The)	(2,265)	(103,896)
Choice Hotels International, Inc.	(2,145)	(96,546)
McDonald's Corp.	(1,060)	(107,516)
MGM Resorts International(a)	(4,250)	(109,437)
Total		(534,028)
Media (0.5)%
Discovery Communications, Inc., Class A(a)	(1,680)	(129,293)
Grupo Televisa SAB, ADR	(3,994)	(134,997)
Pearson PLC, ADR	(5,748)	(112,833)
Regal Entertainment Group, Class A	(6,410)	(125,059)
Total		(502,182)
Multiline Retail (0.2)%
Dollar Tree, Inc.(a)	(2,420)	(128,333)
Family Dollar Stores, Inc.	(1,555)	(91,123)
Total		(219,456)
Specialty Retail (0.3)%
Abercrombie & Fitch Co., Class A	(2,355)	(89,514)
Aeropostale, Inc.(a)	(17,550)	(68,620)
Staples, Inc.	(4,550)	(51,187)
Ulta Salon Cosmetics & Fragrance, Inc.(a)	(1,450)	(123,105)
Total		(332,426)
Total Consumer Discretionary		(1,914,398)
Consumer Staples (0.7)%
Food & Staples Retailing (0.1)%
SYSCO Corp.	(1,908)	(71,607)
Food Products (0.3)%
General Mills, Inc.	(2,654)	(145,784)
McCormick & Co., Inc.	(2,075)	(150,043)
Total		(295,827)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products (0.3)%
Church & Dwight Co., Inc.	(2,395)	(165,806)
Clorox Co. (The)	(1,700)	(152,354)
Total		(318,160)
Total Consumer Staples		(685,594)
Financials (1.7)%
Banks (0.4)%
First Republic Bank	(2,030)	(103,246)
KeyCorp	(9,378)	(128,385)
M&T Bank Corp.	(631)	(76,584)
Westamerica Bancorporation	(2,175)	(106,510)
Total		(414,725)
Capital Markets (0.2)%
Morgan Stanley	(1,811)	(55,887)
Northern Trust Corp.	(2,197)	(132,699)
T Rowe Price Group, Inc.	(1,020)	(83,161)
Total		(271,747)
Insurance (0.4)%
Arch Capital Group Ltd.(a)	(2,355)	(134,070)
Progressive Corp. (The)	(5,170)	(129,405)
Prudential Financial, Inc.	(1,475)	(121,186)
Total		(384,661)
Real Estate Investment Trusts (REITs) (0.6)%
Getty Realty Corp.	(2,705)	(52,856)
Health Care REIT, Inc.	(1,280)	(80,934)
Healthcare Realty Trust, Inc.	(3,862)	(96,280)
Mack-Cali Realty Corp.	(5,170)	(112,447)
Parkway Properties, Inc.	(5,400)	(107,838)
Regency Centers Corp.	(1,492)	(79,673)
Washington Real Estate Investment Trust	(3,622)	(93,556)
Total		(623,584)
Thrifts & Mortgage Finance (0.1)%
MGIC Investment Corp.(a)	(8,570)	(72,674)
Total Financials		(1,767,391)
Health Care (1.5)%
Biotechnology (0.4)%
Acorda Therapeutics, Inc.(a)	(2,025)	(66,582)
Biomarin Pharmaceutical, Inc.(a)	(740)	(42,890)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Epizyme, Inc.(a)	(1,970)	(47,241)
Immunogen, Inc.(a)	(6,103)	(72,137)
Immunomedics, Inc.(a)	(11,680)	(38,894)
Medivation, Inc.(a)	(765)	(55,715)
Seattle Genetics, Inc.(a)	(1,540)	(51,390)
Total		(374,849)
Health Care Equipment & Supplies (0.3)%
Becton Dickinson and Co.	(1,157)	(136,179)
Integra Lifesciences Holding(a)	(1,320)	(59,334)
Stryker Corp.	(1,723)	(145,576)
Total		(341,089)
Health Care Providers & Services (0.3)%
Laboratory Corp. of America Holdings(a)	(1,553)	(159,307)
Wellcare Health Plans, Inc.(a)	(1,960)	(151,802)
Total		(311,109)
Life Sciences Tools & Services (0.1)%
Mettler-Toledo International, Inc.(a)	(321)	(78,651)
Pharmaceuticals (0.4)%
Bristol-Myers Squibb Co.	(2,940)	(146,236)
Novartis AG, ADR	(1,893)	(170,484)
Zoetis, Inc.	(4,285)	(131,549)
Total		(448,269)
Total Health Care		(1,553,967)
Industrials (1.5)%
Aerospace & Defense (0.2)%
Lockheed Martin Corp.	(720)	(117,828)
Textron, Inc.	(3,235)	(126,877)
Total		(244,705)
Air Freight & Logistics (0.1)%
Expeditors International of Washington, Inc.	(2,805)	(127,656)
Building Products (0.1)%
Armstrong World Industries, Inc.(a)	(2,615)	(138,778)
Commercial Services & Supplies (0.5)%
Cintas Corp.	(2,407)	(149,523)
Iron Mountain, Inc.	(4,245)	(132,189)
Republic Services, Inc.	(2,835)	(100,359)
Waste Management, Inc.	(2,390)	(106,785)
Total		(488,856)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction & Engineering (0.1)%
Jacobs Engineering Group, Inc.(a)	(2,242)	(123,467)
Machinery (0.2)%
Deere & Co.	(560)	(51,055)
PACCAR, Inc.	(2,253)	(142,750)
Total		(193,805)
Trading Companies & Distributors (0.3)%
Fastenal Co.	(2,615)	(127,481)
MSC Industrial Direct Co., Inc., Class A	(1,310)	(120,481)
Total		(247,962)
Total Industrials		(1,565,229)
Information Technology (1.7)%
Electronic Equipment, Instruments & Components (0.2)%
Corning, Inc.	(7,365)	(156,875)
Dolby Laboratories, Inc., Class A(a)	(1,525)	(63,348)
Total		(220,223)
IT Services (0.4)%
Computer Sciences Corp.	(2,659)	(167,225)
Leidos Holdings, Inc.	(1,520)	(57,988)
Paychex, Inc.	(3,029)	(124,522)
Total		(349,735)
Semiconductors & Semiconductor Equipment (0.4)%
Amkor Technology, Inc.(a)	(17,930)	(181,272)
Linear Technology Corp.	(2,175)	(100,398)
Microchip Technology, Inc.	(2,775)	(132,090)
Total		(413,760)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Software (0.3)%
Adobe Systems, Inc.(a)	(2,151)	(138,826)
ANSYS, Inc.(a)	(584)	(42,895)
SAP AG, ADR	(1,573)	(120,334)
Total		(302,055)
Technology Hardware, Storage & Peripherals (0.4)%
Diebold, Inc.	(3,270)	(122,723)
Hewlett-Packard Co.	(3,939)	(131,957)
Lexmark International, Inc., Class A	(2,977)	(129,767)
Total		(384,447)
Total Information Technology		(1,670,220)
Materials (0.4)%
Construction Materials (0.1)%
Martin Marietta Materials, Inc.	(959)	(117,765)
Containers & Packaging (0.2)%
MeadWestvaco Corp.	(3,691)	(149,781)
Metals & Mining (0.1)%
Alcoa, Inc.	(7,941)	(108,077)
Total Materials		(375,623)
Total Common Stocks (Proceeds: $8,671,628)		(9,532,422)
Total Investments Sold Short (Proceeds: $8,671,628)		(9,532,422)
Total Investments, Net of Investments Sold Short		91,420,465
Other Assets & Liabilities, Net		10,363,558
Net Assets		101,784,023

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at May 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	06/27/14	965,621 AUD	899,772 USD	2,607	—
Barclays Bank PLC	06/27/14	7,705,338 AUD	7,107,706 USD	—	(51,368)
Barclays Bank PLC	06/27/14	2,932,370 CAD	2,668,720 USD	—	(34,095)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	06/27/14	2,231,228 CHF	2,536,264 USD	44,062	—
Barclays Bank PLC	06/27/14	210,766 CHF	235,112 USD	—	(306)
Barclays Bank PLC	06/27/14	15,262,362 EUR	21,113,838 USD	309,925	—
Barclays Bank PLC	06/27/14	709,097 EUR	966,093 USD	—	(467)
Barclays Bank PLC	06/27/14	5,324,480 GBP	8,948,738 USD	25,469	—
Barclays Bank PLC	06/27/14	247,507 GBP	413,676 USD	—	(1,120)
Barclays Bank PLC	06/27/14	21,729,208 JPY	213,675 USD	193	—
Barclays Bank PLC	06/27/14	2,369,109,211 JPY	23,125,306 USD	—	(150,380)
Barclays Bank PLC	06/27/14	19,108,513 NOK	3,209,541 USD	16,037	—
Barclays Bank PLC	06/27/14	7,600,000 NOK	1,262,830 USD	—	(7,318)
Barclays Bank PLC	06/27/14	8,964,108 NZD	7,619,628 USD	25,109	—
Barclays Bank PLC	06/27/14	92,423,342 SEK	14,111,966 USD	307,153	—
Barclays Bank PLC	06/27/14	3,090,970 SGD	2,471,499 USD	7,200	—
Barclays Bank PLC	06/27/14	7,823,382 SGD	6,227,583 USD	—	(9,667)
Barclays Bank PLC	06/27/14	3,870,857 USD	4,199,497 AUD	30,918	—
Barclays Bank PLC	06/27/14	1,309,368 USD	1,400,120 AUD	—	(8,507)
Barclays Bank PLC	06/27/14	4,203,876 USD	4,637,095 CAD	70,213	—
Barclays Bank PLC	06/27/14	44,494 USD	48,191 CAD	—	(76)
Barclays Bank PLC	06/27/14	7,776,391 USD	6,866,607 CHF	—	(106,639)
Barclays Bank PLC	06/27/14	2,561,402 USD	1,883,215 EUR	5,582	—
Barclays Bank PLC	06/27/14	19,923,195 USD	14,392,371 EUR	—	(305,154)
Barclays Bank PLC	06/27/14	249,828 USD	149,594 GBP	876	—
Barclays Bank PLC	06/27/14	4,686,690 USD	2,785,771 GBP	—	(18,029)
Barclays Bank PLC	06/27/14	1,048,557 USD	107,327,046 JPY	5,895	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	06/27/14	2,768,805 USD	281,737,445 JPY	—	(832)
Barclays Bank PLC	06/27/14	38,968,794 USD	234,517,978 NOK	224,960	—
Barclays Bank PLC	06/27/14	1,403,674 USD	8,345,447 NOK	—	(8,944)
Barclays Bank PLC	06/27/14	45,866 USD	54,171 NZD	29	—
Barclays Bank PLC	06/27/14	2,727,740 USD	3,204,612 NZD	—	(12,749)
Barclays Bank PLC	06/27/14	979,696 USD	6,460,334 SEK	—	(14,748)
Barclays Bank PLC	06/27/14	2,288,605 USD	2,875,708 SGD	4,074	—
Barclays Bank PLC	06/27/14	7,266,222 USD	9,096,540 SGD	—	(13,938)
Citigroup Global Markets, Inc.	06/25/14	1,124,000 GBP	1,891,540 USD	7,805	—
Citigroup Global Markets, Inc.	06/27/14	449,045 AUD	418,601 USD	1,391	—
Citigroup Global Markets, Inc.	06/27/14	16,689,623 AUD	15,382,959 USD	—	(123,467)
Citigroup Global Markets, Inc.	06/27/14	28,794,233 CAD	26,164,029 USD	—	(376,099)
Citigroup Global Markets, Inc.	06/27/14	10,463,312 CHF	11,887,643 USD	200,500	—
Citigroup Global Markets, Inc.	06/27/14	1,913,554 CHF	2,133,015 USD	—	(4,355)
Citigroup Global Markets, Inc.	06/27/14	15,277,674 EUR	21,126,210 USD	301,424	—
Citigroup Global Markets, Inc.	06/27/14	981,224 EUR	1,337,022 USD	—	(471)
Citigroup Global Markets, Inc.	06/27/14	8,539,895 GBP	14,359,201 USD	47,232	—
Citigroup Global Markets, Inc.	06/27/14	447,073 GBP	747,187 USD	—	(2,061)
Citigroup Global Markets, Inc.	06/27/14	5,843,707 JPY	57,434 USD	22	—
Citigroup Global Markets, Inc.	06/27/14	3,831,000,000 JPY	37,382,904 USD	—	(255,357)
Citigroup Global Markets, Inc.	06/27/14	8,854,379 NOK	1,489,915 USD	10,133	—
Citigroup Global Markets, Inc.	06/27/14	160,554,507 NOK	26,676,831 USD	—	(155,799)
Citigroup Global Markets, Inc.	06/27/14	23,861,706 NZD	20,268,832 USD	52,861	—
Citigroup Global Markets, Inc.	06/27/14	80,748,291 SEK	12,310,929 USD	249,958	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets, Inc.	06/27/14	8,413,992 SGD	6,728,520 USD	20,403	—
Citigroup Global Markets, Inc.	06/27/14	20,979,515 SGD	16,701,618 USD	—	(24,455)
Citigroup Global Markets, Inc.	06/27/14	319,864 USD	346,877 AUD	2,421	—
Citigroup Global Markets, Inc.	06/27/14	2,709,750 USD	2,910,274 AUD	—	(5,798)
Citigroup Global Markets, Inc.	06/27/14	7,892,464 USD	8,696,258 CAD	123,025	—
Citigroup Global Markets, Inc.	06/27/14	177,931 USD	192,756 CAD	—	(264)
Citigroup Global Markets, Inc.	06/27/14	635,180 USD	569,646 CHF	1,094	—
Citigroup Global Markets, Inc.	06/27/14	20,070,510 USD	17,670,814 CHF	—	(332,846)
Citigroup Global Markets, Inc.	06/27/14	19,946,519 USD	14,409,461 EUR	—	(305,185)
Citigroup Global Markets, Inc.	06/27/14	11,185,469 USD	6,644,469 GBP	—	(50,036)
Citigroup Global Markets, Inc.	06/27/14	2,600,759 USD	266,465,081 JPY	17,169	—
Citigroup Global Markets, Inc.	06/27/14	4,770,803 USD	484,725,585 JPY	—	(8,542)
Citigroup Global Markets, Inc.	06/27/14	1,383,336 USD	8,321,842 NOK	7,450	—
Citigroup Global Markets, Inc.	06/27/14	6,560,463 USD	38,975,576 NOK	—	(46,680)
Citigroup Global Markets, Inc.	06/27/14	410,532 USD	485,418 NZD	721	—
Citigroup Global Markets, Inc.	06/27/14	1,877,383 USD	2,204,277 NZD	—	(9,888)
Citigroup Global Markets, Inc.	06/27/14	1,593,474 USD	10,490,905 SEK	—	(26,498)
Citigroup Global Markets, Inc.	06/27/14	36,685,284 USD	46,103,264 SGD	70,886	—
Citigroup Global Markets, Inc.	06/27/14	7,159,295 USD	8,966,253 SGD	—	(10,885)
Credit Suisse Securities (USA) L.L.C.	06/27/14	6,336,113 AUD	5,842,917 USD	—	(44,002)
Credit Suisse Securities (USA) L.L.C.	06/27/14	7,990,573 CAD	7,229,848 USD	—	(135,197)
Credit Suisse Securities (USA) L.L.C.	06/27/14	4,911,084 CHF	5,578,674 USD	93,171	—
Credit Suisse Securities (USA) L.L.C.	06/27/14	5,443,184 EUR	7,533,595 USD	114,067	—
Credit Suisse Securities (USA) L.L.C.	06/27/14	8,373,676 JPY	82,466 USD	197	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse Securities (USA) L.L.C.	06/27/14	13,836,829 JPY	134,818 USD	—	(1,124)
Credit Suisse Securities (USA) L.L.C.	06/27/14	269,267 NOK	45,392 USD	391	—
Credit Suisse Securities (USA) L.L.C.	06/27/14	55,571,477 NOK	9,231,740 USD	—	(55,628)
Credit Suisse Securities (USA) L.L.C.	06/27/14	3,600,000 NZD	3,056,958 USD	6,987	—
Credit Suisse Securities (USA) L.L.C.	06/27/14	2,861,907 SEK	438,178 USD	10,710	—
Credit Suisse Securities (USA) L.L.C.	06/27/14	1,235,040 SGD	987,816 USD	3,171	—
Credit Suisse Securities (USA) L.L.C.	06/27/14	27,921,566 SGD	22,211,624 USD	—	(49,052)
Credit Suisse Securities (USA) L.L.C.	06/27/14	160,630 USD	176,426 CAD	1,985	—
Credit Suisse Securities (USA) L.L.C.	06/27/14	237,281 USD	208,408 CHF	—	(4,497)
Credit Suisse Securities (USA) L.L.C.	06/27/14	2,248,879 USD	1,623,511 EUR	—	(35,896)
Credit Suisse Securities (USA) L.L.C.	06/27/14	1,998,457 USD	1,189,458 GBP	—	(5,050)
Credit Suisse Securities (USA) L.L.C.	06/27/14	3,016,310 USD	309,080,427 JPY	20,299	—
Credit Suisse Securities (USA) L.L.C.	06/27/14	285,295 USD	1,701,623 NOK	—	(912)
Credit Suisse Securities (USA) L.L.C.	06/27/14	4,406,101 USD	5,153,915 NZD	—	(39,631)
Credit Suisse Securities (USA) L.L.C.	06/27/14	8,898,965 USD	58,052,117 SEK	—	(228,009)
Credit Suisse Securities (USA) L.L.C.	06/27/14	1,075,674 USD	1,341,416 SGD	—	(6,220)
HSBC Securities (USA), Inc.	06/25/14	1,892,410 USD	11,257,000 NOK	—	(10,939)
HSBC Securities (USA), Inc.	06/27/14	18,700,000 CHF	21,240,948 USD	353,721	—
HSBC Securities (USA), Inc.	06/27/14	14,829,351 EUR	20,523,673 USD	309,992	—
HSBC Securities (USA), Inc.	06/27/14	3,739,652 GBP	6,283,270 USD	16,005	—
HSBC Securities (USA), Inc.	06/27/14	750,949,605 JPY	7,326,409 USD	—	(51,413)
HSBC Securities (USA), Inc.	06/27/14	10,967,291 SGD	8,726,813 USD	—	(16,942)
HSBC Securities (USA), Inc.	06/27/14	27,710,035 USD	30,048,564 AUD	208,262	—
HSBC Securities (USA), Inc.	06/27/14	17,679,879 USD	19,523,006 CAD	314,805	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	06/27/14	2,926,184 USD	2,576,139 CHF	—	(48,729)
HSBC Securities (USA), Inc.	06/27/14	30,586,179 USD	22,100,000 EUR	—	(461,977)
HSBC Securities (USA), Inc.	06/27/14	12,929,019 USD	7,695,043 GBP	—	(32,933)
HSBC Securities (USA), Inc.	06/27/14	29,299,798 USD	3,003,200,000 JPY	205,612	—
HSBC Securities (USA), Inc.	06/27/14	7,985,746 USD	48,050,910 NOK	44,750	—
HSBC Securities (USA), Inc.	06/27/14	21,708,185 USD	25,560,843 NZD	—	(52,680)
HSBC Securities (USA), Inc.	06/27/14	29,821,347 USD	195,247,815 SEK	—	(658,145)
HSBC Securities (USA), Inc.	06/27/14	12,572,261 USD	15,800,000 SGD	24,407	—
Standard Charter Bank	06/25/14	318,717,000 JPY	3,151,028 USD	19,781	—
Standard Charter Bank	06/25/14	2,552,000 JPY	25,006 USD	—	(66)
Standard Charter Bank	06/27/14	211,733 CHF	240,428 USD	3,930	—
Standard Charter Bank	06/27/14	41,298 GBP	69,391 USD	180	—
State Street Bank & Trust Company	06/25/14	3,176,613 USD	3,688,000 NZD	—	(51,492)
State Street Bank & Trust Company	06/25/14	1,267,058 USD	8,352,000 SEK	—	(19,514)
State Street Bank & Trust Company	06/27/14	202,925 AUD	189,208 USD	670	—
State Street Bank & Trust Company	06/27/14	450,467 AUD	415,164 USD	—	(3,367)
State Street Bank & Trust Company	06/27/14	3,153,951 CAD	2,895,660 USD	—	(11,390)
State Street Bank & Trust Company	06/27/14	3,168,527 CHF	3,542,571 USD	3,441	—
State Street Bank & Trust Company	06/27/14	116,558 CHF	129,701 USD	—	(490)
State Street Bank & Trust Company	06/27/14	1,867,340 EUR	2,568,415 USD	23,072	—
State Street Bank & Trust Company	06/27/14	981,224 EUR	1,336,803 USD	—	(690)
State Street Bank & Trust Company	06/27/14	466,684 GBP	785,265 USD	3,153	—
State Street Bank & Trust Company	06/27/14	32,326,361 JPY	318,298 USD	702	—
State Street Bank & Trust Company	06/27/14	38,546,174 JPY	376,971 USD	—	(1,733)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street Bank & Trust Company	06/27/14	1,369,940 NOK	230,041 USD	1,090	—
State Street Bank & Trust Company	06/27/14	959,753 NOK	159,484 USD	—	(915)
State Street Bank & Trust Company	06/27/14	6,066,618 NZD	5,222,496 USD	82,774	—
State Street Bank & Trust Company	06/27/14	1,130,372 NZD	955,559 USD	—	(2,109)
State Street Bank & Trust Company	06/27/14	1,194,978 SEK	181,773 USD	3,284	—
State Street Bank & Trust Company	06/27/14	2,880,421 SGD	2,304,868 USD	8,430	—
State Street Bank & Trust Company	06/27/14	1,172,936 SGD	934,138 USD	—	(994)
State Street Bank & Trust Company	06/27/14	680,601 USD	738,171 AUD	5,236	—
State Street Bank & Trust Company	06/27/14	86,757 USD	93,017 AUD	—	(335)
State Street Bank & Trust Company	06/27/14	5,912,161 USD	6,448,175 CAD	31,230	—
State Street Bank & Trust Company	06/27/14	1,648,484 USD	1,479,764 CHF	4,359	—
State Street Bank & Trust Company	06/27/14	1,705,163 USD	1,504,484 CHF	—	(24,708)
State Street Bank & Trust Company	06/27/14	5,093,567 USD	3,746,248 EUR	12,892	—
State Street Bank & Trust Company	06/27/14	2,127,570 USD	1,537,902 EUR	—	(31,278)
State Street Bank & Trust Company	06/27/14	749,588 USD	448,784 GBP	2,527	—
State Street Bank & Trust Company	06/27/14	2,883,903 USD	1,710,967 GBP	—	(16,504)
State Street Bank & Trust Company	06/27/14	1,343,544 USD	137,367,763 JPY	6,047	—
State Street Bank & Trust Company	06/27/14	314,626 USD	31,950,902 JPY	—	(720)
State Street Bank & Trust Company	06/27/14	119,016 USD	715,229 NOK	517	—
State Street Bank & Trust Company	06/27/14	1,011,726 USD	6,002,574 NOK	—	(8,547)
State Street Bank & Trust Company	06/27/14	136,880 USD	161,805 NZD	204	—
State Street Bank & Trust Company	06/27/14	1,694,368 USD	1,969,036 NZD	—	(26,173)
State Street Bank & Trust Company	06/27/14	467,214 USD	3,084,165 SEK	—	(6,547)
State Street Bank & Trust Company	06/27/14	589,279 USD	737,095 SGD	—	(1,625)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	06/25/14	1,367,000 CAD	1,256,665 USD	—	(3,383)
UBS Securities	06/27/14	679,465 AUD	632,671 USD	1,376	—
UBS Securities	06/27/14	6,544,317 AUD	6,038,529 USD	—	(41,834)
UBS Securities	06/27/14	1,484,376 CAD	1,362,924 USD	—	(5,251)
UBS Securities	06/27/14	1,022,519 CHF	1,161,043 USD	18,926	—
UBS Securities	06/27/14	691,322 CHF	770,829 USD	—	(1,352)
UBS Securities	06/27/14	15,213,805 EUR	20,971,536 USD	233,810	—
UBS Securities	06/27/14	1,755,954 GBP	2,961,457 USD	18,663	—
UBS Securities	06/27/14	143,811 GBP	240,573 USD	—	(439)
UBS Securities	06/27/14	311,775,875 JPY	3,064,664 USD	1,572	—
UBS Securities	06/27/14	114,467,593 JPY	1,116,612 USD	—	(7,992)
UBS Securities	06/27/14	9,333,578 NOK	1,563,778 USD	3,906	—
UBS Securities	06/27/14	51,769,783 NOK	8,602,490 USD	—	(49,522)
UBS Securities	06/27/14	4,006,715 NZD	3,404,486 USD	9,941	—
UBS Securities	06/27/14	149,687,694 SEK	22,868,719 USD	510,604	—
UBS Securities	06/27/14	9,641,113 SGD	7,712,082 USD	25,634	—
UBS Securities	06/27/14	28,577,530 SGD	22,740,531 USD	—	(43,118)
UBS Securities	06/27/14	111,285 USD	120,828 AUD	977	—
UBS Securities	06/27/14	5,060,730 USD	5,552,596 CAD	57,191	—
UBS Securities	06/27/14	12,143,484 USD	10,710,127 CHF	—	(180,658)
UBS Securities	06/27/14	1,086,120 USD	798,318 EUR	2,056	—
UBS Securities	06/27/14	4,659,040 USD	3,365,968 EUR	—	(70,935)
UBS Securities	06/27/14	1,920,112 USD	1,149,594 GBP	6,487	—
UBS Securities	06/27/14	6,991,880 USD	4,159,323 GBP	—	(21,291)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	06/27/14	14,427,777 USD	1,479,068,900 JPY	103,568	—
UBS Securities	06/27/14	2,602,189 USD	264,028,892 JPY	—	(8,195)
UBS Securities	06/27/14	179,315 USD	1,076,148 NOK	536	—
UBS Securities	06/27/14	2,008,194 USD	11,944,537 NOK	—	(11,966)
UBS Securities	06/27/14	136,923 USD	161,806 NZD	161	—
UBS Securities	06/27/14	10,107,983 USD	11,856,736 NZD	—	(62,790)
UBS Securities	06/27/14	8,177,789 USD	53,587,949 SEK	—	(173,622)
UBS Securities	06/27/14	28,864,610 USD	36,274,040 SGD	55,138	—
UBS Securities	06/27/14	3,339,960 USD	4,173,947 SGD	—	(12,250)
Wells Fargo Bank	06/27/14	1,800,000 AUD	1,660,248 USD	—	(12,142)
Wells Fargo Bank	06/27/14	2,600,000 CAD	2,355,158 USD	—	(41,306)
Wells Fargo Bank	06/27/14	940,367 GBP	1,579,920 USD	3,963	—
Wells Fargo Bank	06/27/14	42,322,383 JPY	412,653 USD	—	(3,150)
Wells Fargo Bank	06/27/14	20,416,913 NOK	3,392,754 USD	—	(19,417)
Wells Fargo Bank	06/27/14	8,966,274 SEK	1,369,022 USD	29,774	—
Wells Fargo Bank	06/27/14	7,500,000 SGD	5,967,000 USD	—	(12,431)
Wells Fargo Bank	06/27/14	780,286 USD	845,967 AUD	5,707	—
Wells Fargo Bank	06/27/14	1,721,293 USD	1,900,239 CAD	30,189	—
Wells Fargo Bank	06/27/14	189,084 USD	166,490 CHF	—	(3,120)
Wells Fargo Bank	06/27/14	6,302,235 USD	4,553,572 EUR	—	(95,325)
Wells Fargo Bank	06/27/14	3,024,198 USD	1,800,000 GBP	—	(7,587)
Wells Fargo Bank	06/27/14	7,660,747 USD	785,700,000 JPY	58,486	—
Wells Fargo Bank	06/27/14	1,975,525 USD	2,325,159 NZD	—	(5,617)
Wells Fargo Bank	06/27/14	627,857 USD	789,162 SGD	1,308	—
Total				5,316,821	(5,525,889)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Futures Contracts Outstanding at May 31, 2014

At May 31, 2014, cash totaling $2,507,255 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI	27	JPY	3,858,242	06/2014	7,329	—
3MO EURO EURIBOR	7	EUR	2,380,980	12/2014	329	—
3MO EURO SWISS FRANC	18	CHF	5,029,146	12/2014	2,160	—
3MO EUROYEN (TFX)	(19)	JPY	(4,656,680)	12/2014	166	—
90 DAY STERLING	8	GBP	1,664,130	12/2014	—	(183)
AUST 10YR BOND	64	AUD	7,120,075	06/2014	164,464	—
BANK ACCEPT	(15)	CAD	(3,414,876)	12/2014	—	(385)
CAC40 10 EURO	17	EUR	1,043,968	06/2014	9,066	—
CAN 10YR BOND	17	CAD	2,129,743	09/2014	11,547	—
CBOE VIX	141	USD	2,199,600	08/2014	—	(12,191)
CBOE VIX	(66)	USD	(976,800)	07/2014	19,079	—
CBOE VIX	(80)	USD	(1,064,000)	06/2014	56,042	—
CBOE VIX	51	USD	861,900	10/2014	8,018	—
CBOE VIX	(38)	USD	(619,400)	09/2014	—	(3,199)
DAX INDEX	2	EUR	677,418	06/2014	18,481	—
EURO STOXX 50	7	EUR	309,162	06/2014	4,554	—
EURO$ 90 DAY	18	USD	4,488,075	12/2014	2,753	—
EURO$ 90 DAY	(37)	USD	(9,225,488)	12/2014	138	—
EURO-BUND	9	EUR	1,801,116	06/2014	47,578	—
EURO-BUND	(15)	EUR	(3,001,861)	06/2014	5,077	—
FTSE 100 INDEX	8	GBP	914,869	06/2014	10,554	—
FTSE/MIB INDEX	10	EUR	1,474,042	06/2014	37,641	—
HANG SENG INDEX	(5)	HKD	(738,751)	06/2014	—	(1,461)
IBEX 35 INDEX	11	EUR	1,614,564	06/2014	13,706	—
JPN 10YR BOND (OSE)	(4)	JPY	(5,717,092)	06/2014	—	(13,394)
LONG GILT	34	GBP	6,312,296	09/2014	42,032	—
MSCI SING IX ETS	5	SGD	298,095	06/2014	1,089	—
MSCI SING IX ETS	(16)	SGD	(953,903)	06/2014	—	(3,651)
OMXS30 INDEX	(5)	SEK	(104,715)	06/2014	—	(966)
OMXS30 INDEX	18	SEK	376,973	06/2014	5,463	—
S&P 500	1	USD	480,375	06/2014	17,684	—
S&P/TSE 60 INDEX	4	CAD	616,435	06/2014	16,948	—
S&P/TSE 60 INDEX	(5)	CAD	(770,543)	06/2014	3,049	—
S&P500 EMINI	(259)	USD	(24,883,425)	06/2014	—	(915,747)
SPI 200	3	AUD	384,102	06/2014	2,946	—
SPI 200	(4)	AUD	(512,137)	06/2014	1,106	—
TOPIX INDEX	(6)	JPY	(708,153)	06/2014	—	(25,404)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Futures Contracts Outstanding at May 31, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	78	USD	17,141,719	09/2014	4,758	—
US LONG BOND	25	USD	3,436,719	09/2014	26,341	—
Total					540,098	(976,581)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, was pledged as collateral for securities sold short. At May 31, 2014, total securities pledged was $7,606,847.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2014, the value of these securities amounted to $0.

(d)  Negligible market value.

(e)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2014 was $13,400, representing 0.01% of net assets. Information concerning such security holdings at May 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Jaguar Mining, Inc. Escrow	4/23/2014	—
James River Coal Co. 06/01/18 10.000%	9/16/2011	173,984

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At May 31, 2014, these securities amounted to $0.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $1,259,901 or 1.24% of net assets.

(h)  Variable rate security.

(i)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(j)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2014, the value of these securities amounted to $14,490, which represents 0.01% of net assets.

(k)  The rate shown is the seven-day current annualized yield at May 31, 2014.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	104,637,618	281,844,467	(327,566,637)	58,915,448	86,814	58,915,448

Abbreviation Legend

ADR  American Depositary Receipt

PIK  Payment-in-Kind

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Currency Legend (continued)

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	5,410,553	—	—		5,410,553
Consumer Staples	3,164,260	—	—		3,164,260
Energy	2,620,730	—	—		2,620,730
Financials	5,584,921	—	—		5,584,921
Health Care	6,074,709	—	—		6,074,709
Industrials	4,659,850	—	—		4,659,850
Information Technology	7,453,882	—	—		7,453,882
Materials	1,148,767	—	0	(a)	1,148,767
Telecommunication Services	801,139	—	—		801,139
Utilities	492,386	—	—		492,386
Common Stocks — Investments Sold Short
Consumer Discretionary	(1,914,398)	—	—		(1,914,398)
Consumer Staples	(685,594)	—	—		(685,594)
Financials	(1,767,391)	—	—		(1,767,391)
Health Care	(1,553,967)	—	—		(1,553,967)
Industrials	(1,565,229)	—	—		(1,565,229)
Information Technology	(1,670,220)	—	—		(1,670,220)
Materials	(375,623)	—	—		(375,623)
Convertible Preferred Stocks
Consumer Staples	—	108,517	—		108,517
Energy	—	144,525	—		144,525
Financials	484,430	461,500	—		945,930
Health Care	92,627	—	—		92,627
Industrials	88,172	121,348	—		209,520
Telecommunication Services	54,831	—	—		54,831
Utilities	138,855	241,464	—		380,319
Total Equity Securities	28,737,690	1,077,354	0	(a)	29,815,044

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Bonds
Convertible Bonds	—	2,689,973	—		2,689,973
Total Bonds	—	2,689,973	—		2,689,973
Mutual Funds
Money Market Funds	58,915,448	—	—		58,915,448
Total Mutual Funds	58,915,448	—	—		58,915,448
Investments in Securities	87,653,138	3,767,327	—		91,420,465
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	5,316,821	—		5,316,821
Futures Contracts	540,098	—	—		540,098
Liabilities
Forward Foreign Currency Exchange Contracts	—	(5,525,889)	—		(5,525,889)
Futures Contracts	(976,581)	—	—		(976,581)
Total	87,216,655	3,558,259	0	(a)	90,774,914

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Absolute Return Multi-Strategy Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $30,415,011)	$42,037,439
Affiliated issuers (identified cost $58,915,448)	58,915,448
Total investments (identified cost $89,330,459)	100,952,887
Cash	1,757
Cash collateral held at broker	8,138,815
Margin deposits	2,507,255
Unrealized appreciation on forward foreign currency exchange contracts	5,316,821
Receivable for:
Investments sold	123,231
Capital shares sold	200
Dividends	64,844
Interest	33,834
Reclaims	175
Variation margin	54,229
Expense reimbursement due from Investment Manager	916
Prepaid expenses	367
Total assets	117,195,331
Liabilities
Securities sold short, at value (proceeds $8,671,628)	9,532,422
Unrealized depreciation on forward foreign currency exchange contracts	5,525,889
Payable for:
Investments purchased	110,231
Capital shares purchased	20,065
Dividends and interest on securities sold short	16,666
Variation margin	106,869
Investment management fees	2,292
Distribution and/or service fees	257
Transfer agent fees	3,077
Administration fees	224
Compensation of board members	13,213
Other expenses	80,103
Total liabilities	15,411,308
Net assets applicable to outstanding capital stock	$101,784,023
Represented by
Paid-in capital	$103,438,012
Excess of distributions over net investment income	(167,813)
Accumulated net realized loss	(11,598,894)
Unrealized appreciation (depreciation) on:
Investments	11,622,428
Foreign currency translations	(3,365)
Forward foreign currency exchange contracts	(209,068)
Futures contracts	(436,483)
Securities sold short	(860,794)
Total — representing net assets applicable to outstanding capital stock	$101,784,023

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Absolute Return Multi-Strategy Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$26,256,190
Shares outstanding	2,691,066
Net asset value per share	$9.76
Maximum offering price per share(a)	$10.06
Class B
Net assets	$60,615
Shares outstanding	6,275
Net asset value per share	$9.66
Class C
Net assets	$2,713,800
Shares outstanding	280,751
Net asset value per share	$9.67
Class I
Net assets	$71,839,458
Shares outstanding	7,340,797
Net asset value per share	$9.79
Class R
Net assets	$2,431
Shares outstanding	250
Net asset value per share	$9.72
Class R5
Net assets	$2,462
Shares outstanding	251
Net asset value per share	$9.81
Class W
Net assets	$78,389
Shares outstanding	7,998
Net asset value per share	$9.80
Class Z
Net assets	$830,678
Shares outstanding	84,916
Net asset value per share	$9.78

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
31

Columbia Absolute Return Multi-Strategy Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$1,125,185
Dividends — affiliated issuers	86,814
Interest	262,280
Foreign taxes withheld	(2,717)
Total income	1,471,562
Expenses:
Investment management fees	1,247,969
Distribution and/or service fees
Class A	79,787
Class B	949
Class C	33,149
Class R	12
Class W	28,037
Transfer agent fees
Class A	69,459
Class B	228
Class C	7,569
Class R	5
Class R5	1
Class W	45,818
Class Z	3,729
Administration fees	121,753
Compensation of board members	13,888
Custodian fees	77,976
Printing and postage fees	42,533
Registration fees	93,643
Professional fees	44,151
Dividends and interest on securities sold short	351,128
Other	7,123
Total expenses	2,268,907
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(247,826)
Total net expenses	2,021,081
Net investment loss	(549,519)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	14,209,952
Foreign currency translations	230,084
Forward foreign currency exchange contracts	(1,379)
Futures contracts	(12,045,506)
Securities sold short	(4,659,666)
Swap contracts	612,727
Increase from payment by affiliate (see Note 6)	82,914
Net realized loss	(1,570,874)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,189,942)
Foreign currency translations	19,106
Forward foreign currency exchange contracts	(2,773,115)
Futures contracts	1,791,593
Securities sold short	2,062,781
Swap contracts	(311,935)
Net change in unrealized appreciation (depreciation)	(3,401,512)
Net realized and unrealized loss	(4,972,386)
Net decrease in net assets from operations	$(5,521,905)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
32

Columbia Absolute Return Multi-Strategy Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations
Net investment loss	$(549,519)	$(357,722)
Net realized gain (loss)	(1,570,874)	2,105,813
Net change in unrealized appreciation (depreciation)	(3,401,512)	4,340,421
Net increase (decrease) in net assets resulting from operations	(5,521,905)	6,088,512
Distributions to shareholders
Net investment income
Class A	(199,071)	(263,068)
Class I	(694,164)	(1,416,491)
Class R	(9)	(15)
Class R5	(25)	(30)
Class W	(981)	(198,082)
Class Z	(8,603)	(5,278)
Total distributions to shareholders	(902,853)	(1,882,964)
Increase (decrease) in net assets from capital stock activity	(70,867,199)	(4,525,241)
Total decrease in net assets	(77,291,957)	(319,693)
Net assets at beginning of year	179,075,980	179,395,673
Net assets at end of year	$101,784,023	$179,075,980
Excess of distributions over net investment income	$(167,813)	$(278,347)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
33

Columbia Absolute Return Multi-Strategy Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,255,546	12,657,788	648,674	6,503,934
Distributions reinvested	19,886	199,056	26,338	262,594
Redemptions	(1,611,177)	(16,039,459)	(2,233,662)	(22,299,176)
Net decrease	(335,745)	(3,182,615)	(1,558,650)	(15,532,648)
Class B shares
Subscriptions	—	—	2,337	23,247
Redemptions(b)	(7,535)	(74,480)	(5,850)	(57,724)
Net decrease	(7,535)	(74,480)	(3,513)	(34,477)
Class C shares
Subscriptions	97,631	974,816	36,605	364,071
Redemptions	(156,146)	(1,547,057)	(223,038)	(2,213,623)
Net decrease	(58,515)	(572,241)	(186,433)	(1,849,552)
Class I shares
Subscriptions	7,543,357	75,781,349	2,309,702	23,166,610
Distributions reinvested	69,275	694,139	141,930	1,416,460
Redemptions	(12,001,431)	(120,218,813)	(1,593,728)	(16,108,323)
Net increase (decrease)	(4,388,799)	(43,743,325)	857,904	8,474,747
Class R5 shares
Subscriptions	—	—	251	2,500
Net increase	—	—	251	2,500
Class W shares
Subscriptions	539,171	5,449,012	937,358	9,368,020
Distributions reinvested	97	967	19,906	198,060
Redemptions	(2,926,610)	(29,398,629)	(431,153)	(4,312,339)
Net increase (decrease)	(2,387,342)	(23,948,650)	526,111	5,253,741
Class Z shares
Subscriptions	357,825	3,623,549	15,545	154,942
Distributions reinvested	257	2,578	526	5,253
Redemptions	(294,437)	(2,972,015)	(99,856)	(999,747)
Net increase (decrease)	63,645	654,112	(83,785)	(839,552)
Total net decrease	(7,114,291)	(70,867,199)	(448,115)	(4,525,241)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
34

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.20		$9.96		$9.98		$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.04)		(0.03)		(0.01)
Net realized and unrealized gain (loss)	(0.32)		0.36		0.00	(b)	(0.01	)(c)
Increase from payments by affiliate	0.00	(b)	—		0.01		—
Total from investment operations	(0.38)		0.32		(0.02)		(0.02)
Less distributions to shareholders:
Net investment income	(0.06)		(0.08)		—		—
Net realized gains	—		—		(0.00	)(b)	—
Total distributions to shareholders	(0.06)		(0.08)		(0.00	)(b)	—
Net asset value, end of period	$9.76		$10.20		$9.96		$9.98
Total return	(3.76	%)(d)	3.19%		(0.17	%)(e)	(0.20%)
Ratios to average net assets(f)
Total gross expenses	1.81	%(g)	2.07	%(g)	1.99	%(g)	3.83	%(g)(h)
Total net expenses(i)	1.58	%(g)	1.68	%(g)	1.65	%(g)	1.57	%(g)(h)
Net investment loss	(0.60%)		(0.45%)		(0.26%)		(0.67	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$26,256		$30,863		$45,673		$11,301
Portfolio turnover	88%		61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(e)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.24%, 0.30%, 0.27% and 0.20% for the years ended May 31, 2014, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
35

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.11		$9.88		$9.97		$10.00
Income from investment operations:
Net investment loss	(0.13)		(0.12)		(0.10)		(0.02)
Net realized and unrealized gain (loss)	(0.32)		0.35		0.00	(b)	(0.01	)(c)
Increase from payments by affiliate	0.00	(b)	—		0.01		—
Total from investment operations	(0.45)		0.23		(0.09)		(0.03)
Less distributions to shareholders:
Net realized gains	—		—		(0.00	)(b)	—
Total distributions to shareholders	—		—		(0.00	)(b)	—
Net asset value, end of period	$9.66		$10.11		$9.88		$9.97
Total return	(4.45	%)(d)	2.33%		(0.88	%)(e)	(0.30%)
Ratios to average net assets(f)
Total gross expenses	2.57	%(g)	2.82	%(g)	2.75	%(g)	4.21	%(g)(h)
Total net expenses(i)	2.32	%(g)	2.43	%(g)	2.40	%(g)	2.32	%(g)(h)
Net investment loss	(1.35%)		(1.20%)		(1.03%)		(1.41	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$61		$140		$171		$62
Portfolio turnover	88%		61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(e)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.23%, 0.30%, 0.27% and 0.19% for the years ended May 31, 2014, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
36

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.12		$9.88		$9.98		$10.00
Income from investment operations:
Net investment loss	(0.13)		(0.12)		(0.10)		(0.02)
Net realized and unrealized gain (loss)	(0.32)		0.36		(0.01	)(b)	(0.00	)(b)(c)
Increase from payments by affiliate	0.00	(c)	—		0.01		—
Total from investment operations	(0.45)		0.24		(0.10)		(0.02)
Less distributions to shareholders:
Net realized gains	—		—		(0.00	)(c)	—
Total distributions to shareholders	—		—		(0.00	)(c)	—
Net asset value, end of period	$9.67		$10.12		$9.88		$9.98
Total return	(4.45	%)(d)	2.43%		(0.98	%)(e)	(0.20%)
Ratios to average net assets(f)
Total gross expenses	2.56	%(g)	2.82	%(g)	2.74	%(g)	4.81	%(g)(h)
Total net expenses(i)	2.33	%(g)	2.43	%(g)	2.40	%(g)	2.35	%(g)(h)
Net investment loss	(1.35%)		(1.20%)		(1.01%)		(1.41	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$2,714		$3,433		$5,196		$1,350
Portfolio turnover	88%		61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(e)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.24%, 0.30%, 0.27% and 0.23% for the years ended May 31, 2014, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
37

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.23		$10.00		$9.99		$10.00
Income from investment operations:
Net investment income (loss)	(0.02)		(0.00	)(b)	0.00	(b)	(0.01)
Net realized and unrealized gain (loss)	(0.32)		0.35		0.00	(b)	(0.00	)(b)(c)
Increase from payments by affiliate	0.00	(b)	—		0.01		—
Total from investment operations	(0.34)		0.35		0.01		(0.01)
Less distributions to shareholders:
Net investment income	(0.10)		(0.12)		—		—
Net realized gains	—		—		(0.00	)(b)	—
Total distributions to shareholders	(0.10)		(0.12)		(0.00	)(b)	—
Net asset value, end of period	$9.79		$10.23		$10.00		$9.99
Total return	(3.34	%)(d)	3.54%		0.13	%(e)	(0.10%)
Ratios to average net assets(f)
Total gross expenses	1.32	%(g)	1.40	%(g)	1.38	%(g)	2.92	%(g)(h)
Total net expenses(i)	1.19	%(g)	1.26	%(g)	1.32	%(g)	1.22	%(g)(h)
Net investment income (loss)	(0.23%)		(0.03%)		0.01%		(0.37	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$71,839		$120,036		$108,694		$59,115
Portfolio turnover	88%		61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(e)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.23%, 0.31%, 0.26% and 0.16% for the years ended May 31, 2014, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
38

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.16		$9.93		$9.98		$10.00
Income from investment operations:
Net investment loss	(0.08)		(0.07)		(0.06)		(0.02)
Net realized and unrealized gain (loss)	(0.32)		0.36		0.00	(b)	(0.00	)(b)(c)
Increase from payments by affiliate	0.00	(b)	—		0.01		—
Total from investment operations	(0.40)		0.29		(0.05)		(0.02)
Less distributions to shareholders:
Net investment income	(0.04)		(0.06)		—		—
Net realized gains	—		—		(0.00	)(b)	—
Total distributions to shareholders	(0.04)		(0.06)		(0.00	)(b)	—
Net asset value, end of period	$9.72		$10.16		$9.93		$9.98
Total return	(3.99	%)(d)	2.93%		(0.47	%)(e)	(0.20%)
Ratios to average net assets(f)
Total gross expenses	2.05	%(g)	2.31	%(g)	2.28	%(g)	3.32	%(g)(h)
Total net expenses(i)	1.80	%(g)	1.91	%(g)	1.86	%(g)	1.75	%(g)(h)
Net investment loss	(0.83%)		(0.67%)		(0.59%)		(0.98	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$2		$2
Portfolio turnover	88%		61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(e)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.22%, 0.28%, 0.23% and 0.13% for the years ended May 31, 2014, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
39

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.26		$9.96
Income from investment operations:
Net investment loss	(0.03)		(0.01)
Net realized and unrealized gain (loss)	(0.32)		0.43
Increase from payments by affiliate	0.00	(b)	—
Total from investment operations	(0.35)		0.42
Less distributions to shareholders:
Net investment income	(0.10)		(0.12)
Total distributions to shareholders	(0.10)		(0.12)
Net asset value, end of period	$9.81		$10.26
Total return	(3.44	%)(c)	4.25%
Ratios to average net assets(d)
Total gross expenses	1.39	%(e)	1.42	%(e)(f)
Total net expenses(g)	1.23	%(e)	1.27	%(e)(f)
Net investment loss	(0.26%)		(0.15	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$2		$3
Portfolio turnover	88%		61%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Rounds to zero.

(c)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.22% and 0.29% for the years ended May 31, 2014 and 2013, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
40

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.18		$9.96		$9.98		$10.00
Income from investment operations:
Net investment loss	(0.07)		(0.05)		(0.03)		(0.01)
Net realized and unrealized gain (loss)	(0.25)		0.36		0.00	(b)	(0.01	)(c)
Increase from payments by affiliate	0.00	(b)	—		0.01		—
Total from investment operations	(0.32)		0.31		(0.02)		(0.02)
Less distributions to shareholders:
Net investment income	(0.06)		(0.09)		—		—
Net realized gains	—		—		(0.00	)(b)	—
Total distributions to shareholders	(0.06)		(0.09)		(0.00	)(b)	—
Net asset value, end of period	$9.80		$10.18		$9.96		$9.98
Total return	(3.18	%)(d)	3.13%		(0.17	%)(e)	(0.20%)
Ratios to average net assets(f)
Total gross expenses	1.80	%(g)	2.08	%(g)	1.98	%(g)	3.05	%(g)(h)
Total net expenses(i)	1.58	%(g)	1.69	%(g)	1.63	%(g)	1.50	%(g)(h)
Net investment loss	(0.65%)		(0.47%)		(0.28%)		(0.73	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$78		$24,382		$18,610		$2
Portfolio turnover	88%		61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(e)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.20%, 0.31%, 0.25% and 0.13% for the years ended May 31, 2014, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
41

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.23		$9.99		$9.99		$10.00
Income from investment operations:
Net investment income (loss)	(0.04)		(0.02)		(0.00	)(b)	(0.01)
Net realized and unrealized gain (loss)	(0.33)		0.36		(0.01	)(c)	(0.00	)(b)(c)
Increase from payments by affiliate	0.00	(b)	—		0.01		—
Total from investment operations	(0.37)		0.34		0.00		(0.01)
Less distributions to shareholders:
Net investment income	(0.08)		(0.10)		—		—
Net realized gains	—		—		(0.00	)(b)	—
Total distributions to shareholders	(0.08)		(0.10)		(0.00	)(b)	—
Net asset value, end of period	$9.78		$10.23		$9.99		$9.99
Total return	(3.62	%)(d)	3.45%		0.03	%(e)	(0.10%)
Ratios to average net assets(f)
Total gross expenses	1.55	%(g)	1.82	%(g)	1.71	%(g)	3.36	%(g)(h)
Total net expenses(i)	1.34	%(g)(h)	1.45	%(g)	1.40	%(g)	1.30	%(g)(h)
Net investment income (loss)	(0.39%)		(0.16%)		(0.00	%)(b)	(0.45	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$831		$218		$1,049		$362
Portfolio turnover	88%		61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(e)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.22%, 0.32%, 0.27% and 0.17% for the years ended May 31, 2014, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
42

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Absolute Return Multi-Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time.

Annual Report 2014
43

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker

Annual Report 2014
44

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to gain market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts

Annual Report 2014
45

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2014
46

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	5,316,821	—	5,316,821	4,457,286	—	—	859,535
			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	5,525,889	—	5,525,889	4,457,286	—	—	1,068,603

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	225,426	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,316,821
Interest rate risk	Net assets — unrealized appreciation on futures contracts	314,672	*
Total		5,856,919

Annual Report 2014
47

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	962,619	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	5,525,889
Interest rate risk	Net assets — unrealized depreciation on futures contracts	13,962	*
Total		6,502,470

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity risk	—	(9,512,204)	—	(9,512,204)
Foreign exchange risk	(1,379)	—	—	(1,379)
Interest rate risk	—	(2,533,302)	612,727	(1,920,575)
Total	(1,379)	(12,045,506)	612,727	(11,434,158)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(8,302)	—	(8,302)
Equity risk	—	1,584,884	—	1,584,884
Foreign exchange risk	(2,773,115)	653	—	(2,772,462)
Interest rate risk	—	214,358	(311,935)	(97,577)
Total	(2,773,115)	1,791,593	(311,935)	(1,293,457)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2014.

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	209,080,509
Futures contracts — Short	400,329,218
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	6,602,745	(7,071,102)
Interest rate swaps	349,769	—

*Based on ending quarterly outstanding amounts for the year ended May 31, 2014.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Assets

Annual Report 2014
48

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

The following table presents the Fund's gross and net amount of liabilities available for offset under a netting arrangement for short sales as well as the related collateral pledged by the Fund as of May 31, 2014:

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(b)
Securities Borrowed	9,532,422	—	9,532,422	—	1,925,575	7,606,847	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise

Annual Report 2014
49

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.82% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended

May 31, 2014 was 0.82% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $1,523.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Annual Report 2014
50

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.24
Class C	0.23
Class R	0.21
Class R5	0.05
Class W	0.26
Class Z	0.26

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $13,000 and $16,000 for Class B and

Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $10,840 for Class A and $329 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.43%	1.38%
Class B	2.18	2.13
Class C	2.18	2.13
Class I	0.98	0.93
Class R	1.68	1.63
Class R5	1.03	0.98
Class W	1.43	1.38
Class Z	1.18	1.13

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2014
51

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, post-October capital losses, re-characterization of distributions for investments, derivative investments, amortization/accretion on certain convertible preferred securities, swap reclassifications, and constructive sales of appreciated financial positions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,562,906
Accumulated net realized loss	(1,562,903)
Paid-in capital	(3)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$902,853	$1,882,964

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,116
Capital loss carryforwards	(5,772,154)
Net unrealized appreciation	10,832,343

At May 31, 2014, the cost of investments for federal income tax purposes was $90,120,544 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$11,476,633
Unrealized depreciation	(644,290)
Net unrealized appreciation	10,832,343

The following capital loss carryforwards, determined at May 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	5,772,154

For the year ended May 31, 2014, $2,409,030 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2014, the Fund will elect to treat post-October capital losses of $6,051,030 as arising on June 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $66,139,823 and $96,277,309, respectively, for the year ended May 31, 2014.

Note 6. Payments by Affiliates

During the year ended May 31, 2014, the Investment Manager reimbursed the Fund $82,914 for a loss on a trading error.

Note 7. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 96.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by

Annual Report 2014
52

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 10. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased

Annual Report 2014
53

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2014

fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
54

Columbia Absolute Return Multi-Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Absolute Return Multi-Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Multi-Strategy Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
55

Columbia Absolute Return Multi-Strategy Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100%
Dividends Received Deduction	100%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2014
56

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
57

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
58

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
59

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
60

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
61

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
62

Columbia Absolute Return Multi-Strategy Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Multi-Strategy Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
63

Columbia Absolute Return Multi-Strategy Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund's underperformance for certain periods, noting that appropriate steps (such as changes to management teams) had been taken to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board observed that for the Fund, a portion of the expense ratio (i.e., dividend expenses and borrowing costs on securities sold short) is not included in the expense cap methodology, as is consistent with the general exclusion of investment-related expenses. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers and the exclusion of dividend expenses and borrowing costs on securities sold short) approximated the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consulting firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
64

Columbia Absolute Return Multi-Strategy Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiamanagement.com.

Annual Report 2014
65

Columbia Absolute Return Multi-Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN107_05_D01_(07/14)

Annual Report

May 31, 2014

Columbia Diversified Equity Income Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Diversified Equity Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Approval of Investment Management Services Agreement	44
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Diversified Equity Income Fund

Performance Overview

Performance Summary

>  Columbia Diversified Equity Income Fund (the Fund) Class A shares gained 17.45% excluding sales charges for the 12-month period that ended May 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 19.60% for the same time period.

>  While the Fund's absolute gains were robust, the detracting effects of positioning in information technology, financials and consumer staples and cash more than offset the positive contributions made by positioning in health care, energy, utilities and consumer discretionary relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/90
Excluding sales charges		17.45	16.56	8.49
Including sales charges		10.70	15.18	7.85
Class B	03/20/95
Excluding sales charges		16.54	15.68	7.66
Including sales charges		11.54	15.46	7.66
Class C	06/26/00
Excluding sales charges		16.54	15.69	7.67
Including sales charges		15.54	15.69	7.67
Class I	03/04/04	17.90	17.06	8.96
Class K	03/20/95	17.60	16.77	8.66
Class R*	12/11/06	17.16	16.25	8.17
Class R4*	12/11/06	17.71	16.55	8.43
Class R5*	12/11/06	17.89	17.05	8.80
Class W*	12/01/06	17.44	16.60	8.49
Class Y*	11/08/12	17.99	16.72	8.56
Class Z*	09/27/10	17.76	16.79	8.59
Russell 1000 Value Index		19.60	18.44	8.00

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Diversified Equity Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Equity Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Diversified Equity Income Fund

Manager Discussion of Fund Performance

Effective July 8, 2013, Hugh H. Mullin, CFA, assumed responsibility for the management of Columbia Diversified Equity Income Fund. Effective October 9, 2013, Russell T. Bloomfield, CFA, CAIA, joined Mr. Mullin as co-manager of the Fund.

For the 12-month period that ended May 31, 2014, the Fund's Class A shares gained 17.45% without sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 19.60% for the same time period. While the Fund's absolute gains were robust, the detracting effects of positioning in information technology, financials, consumer staples and cash more than offset the positive contributions made by positioning in health care, energy, utilities and consumer discretionary relative to the benchmark.

U.S. Equities Gained Amidst Increased Corporate Profits

U.S. equities rallied during the annual period ended May 31, 2014, although leadership within the equity market fluctuated. U.S. economic growth was positive, but the pace of growth was somewhat uneven and below average relative to other post-recession recoveries. Economic conditions outside the U.S. were also variable. European markets finally began to show signs of stabilization and recovery, while many emerging market economies slowed. Perhaps the biggest driver of U.S. equity gains during the annual period was higher valuations across most sectors of the market. Corporate profits grew steadily during the annual period, fueled by modest revenue gains and strong cost controls. Indeed, profit margins appeared to be at record highs for many companies and industries. Confidence also appeared to be increasing across the corporate sector, with a sharp increase in merger and acquisition activity, a slow but steady increase in hiring and spending intentions, and continued strong growth in dividends and share repurchase activity.

During the annual period overall, all ten sectors in the benchmark generated positive double-digit absolute returns, led by the information technology, industrials, health care and materials sectors. The weakest sectors on a relative basis were telecommunication services, financials, utilities and energy.

Contributors and Detractors

Overall, the Fund's results were hurt primarily by stock selection during the annual period. Sector allocation overall contributed positively.

Having an overweighted position in information technology was positive to overall performance during the period. Stock selection within information technology, however, detracted most from results during the annual period. Similarly, while the Fund's underweighted exposure to financials aided performance, this was more than offset by the detracting effect of stock selection in the sector, particularly in the banks, insurance and capital markets industries. The Fund's consumer staples stock selection was hurt most by positions in several food, beverage and tobacco companies. Further detracting from the Fund's results during the annual period was holding a small position in cash when the U.S. equity market rose sharply.

Among individual holdings, the Fund's positions in diversified financial services company Citigroup, crop nutrients producer The Mosaic Company and communications equipment manufacturer Cisco Systems detracted most from relative performance. Citigroup's stock declined as its profit improvement and

Portfolio Management

Hugh Mullin, CFA

Russell Bloomfield, CFA, CAIA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2014)
Chevron Corp.	3.5
Wells Fargo & Co.	3.1
JPMorgan Chase & Co.	2.8
Merck & Co., Inc.	2.5
Johnson & Johnson	2.3
Citigroup, Inc.	2.2
Berkshire Hathaway, Inc., Class B	2.1
General Electric Co.	2.0
Cisco Systems, Inc.	2.0
ConocoPhillips	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Annual Report 2014
4

Columbia Diversified Equity Income Fund

Manager Discussion of Fund Performance (continued)

turnaround efforts paused, and the company continued to face regulatory scrutiny. We slightly reduced the Fund's position in Citigroup but continued to believe at the end of the annual period that its restructuring efforts should be successful and that its stock was materially undervalued. The Mosaic Company's stock suffered a sharp decline when the Russian potash consortium dissolved. This unexpected development caused potash prices to decline sharply and threw the global fertilizer industry into disarray. Given these events, we sold the Fund's position in The Mosaic Company. Cisco Systems' stock rose, but it underperformed the benchmark due to a slowdown in its business.

On the positive side, a combination of favorable stock selection in, and effective allocations to, the health care, energy, utilities and consumer discretionary sectors buoyed the Fund's relative results during the annual period.

The individual stocks that contributed most positively to relative results were pharmaceuticals firm Jazz Pharmaceuticals, airline Delta Airlines and diversified chemicals manufacturer LyondellBasell Industries. We added Jazz Pharmaceuticals to the portfolio in the late summer of 2013, and its stock rose robustly due to strong growth, well-timed acquisitions and favorable product development. Delta Airlines benefited from the rationalization of the airline industry's competitive environment and strong management execution. LyondellBasell Industries gained on cyclical improvement in the U.S. chemicals industry, a favorable cost position and some well-timed capacity additions.

New Management Team Drove Allocation Changes

We assumed responsibility for portfolio management of the Fund in the summer of 2013. We reduced the number of stocks in the portfolio to focus on our best ideas, and we made changes in sector emphasis, such as decreases in consumer discretionary and consumer staples weightings and increases in energy and financials allocations. We increased the holdings of several names, including Wells Fargo, Chevron, Merck, CVS and Anadarko, as we considered each to be a well-run organization, successfully executing its strategy and with stock that appeared undervalued. We established new Fund positions in several companies, including Apple, Discover Financial and DISH Network. We also sold a number of stocks as we refocused the Fund's portfolio. Some of these sales were to consolidate names and focus on better ideas; others were due to changes in prices or our company outlook. Among the stocks sold during the annual period were Target, XL Group and Boeing.

Looking Ahead

Over the last few years, we have witnessed a renewed interest in paying dividends from many companies. Dividend initiations and overall dividend growth has been robust, and the dividend payout ratio in the U.S. has begun to increase after many decades of decline. We consider this a welcome development for several reasons. First, it is expanding the number of stocks the Fund can invest in and allows us to invest in industries of historically limited interest. Second, we believe the payment of a dividend improves the capital management discipline within corporations as expansion opportunities, acquisitions and share repurchases must now compete with dividends for a company's limited capital. Finally, we believe dividend growth and dividend initiations are signs of managements' confidence in the future.

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	99.4
Consumer Discretionary	8.3
Consumer Staples	5.1
Energy	15.1
Financials	27.6
Health Care	13.8
Industrials	12.2
Information Technology	9.9
Materials	1.9
Telecommunication Services	2.0
Utilities	3.5
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia Diversified Equity Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,067.90	1,019.55	5.57	5.44	1.08
Class B	1,000.00	1,000.00	1,063.00	1,015.81	9.41	9.20	1.83
Class C	1,000.00	1,000.00	1,063.30	1,015.81	9.41	9.20	1.83
Class I	1,000.00	1,000.00	1,069.50	1,021.94	3.10	3.02	0.60
Class K	1,000.00	1,000.00	1,068.60	1,020.24	4.85	4.73	0.94
Class R	1,000.00	1,000.00	1,066.90	1,018.30	6.85	6.69	1.33
Class R4	1,000.00	1,000.00	1,069.30	1,020.79	4.28	4.18	0.83
Class R5	1,000.00	1,000.00	1,069.90	1,021.49	3.56	3.48	0.69
Class W	1,000.00	1,000.00	1,067.80	1,019.65	5.46	5.34	1.06
Class Y	1,000.00	1,000.00	1,069.60	1,021.74	3.30	3.23	0.64
Class Z	1,000.00	1,000.00	1,069.30	1,020.79	4.28	4.18	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Diversified Equity Income Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%

Issuer	Shares	Value ($)
Consumer Discretionary 8.3%
Auto Components 1.1%
TRW Automotive Holdings Corp.(a)	353,036	29,962,165
Automobiles 1.0%
General Motors Co.	766,520	26,506,262
Hotels, Restaurants & Leisure 0.8%
Starwood Hotels & Resorts Worldwide, Inc.	268,940	21,474,859
Media 4.4%
DISH Network Corp., Class A(a)	555,472	32,583,988
Interpublic Group of Companies, Inc. (The)	816,510	15,611,671
Time Warner Cable, Inc.	173,640	24,511,022
Walt Disney Co. (The)	572,105	48,062,541
Total		120,769,222
Specialty Retail 1.0%
Home Depot, Inc. (The)	358,640	28,773,687
Total Consumer Discretionary		227,486,195
Consumer Staples 5.1%
Beverages 1.0%
Coca-Cola Enterprises, Inc.	591,690	27,004,732
Food & Staples Retailing 1.9%
CVS Caremark Corp.	676,148	52,955,911
Household Products 1.1%
Procter & Gamble Co. (The)	351,766	28,419,175
Tobacco 1.1%
Philip Morris International, Inc.	347,480	30,765,879
Total Consumer Staples		139,145,697
Energy 15.0%
Energy Equipment & Services 1.0%
Schlumberger Ltd.	271,137	28,209,093
Oil, Gas & Consumable Fuels 14.0%
Anadarko Petroleum Corp.	497,513	51,174,187
Apache Corp.	380,373	35,458,371
BP PLC, ADR	713,458	35,993,956
Chevron Corp.	766,608	94,131,797
ConocoPhillips	672,736	53,778,516
EOG Resources, Inc.	261,210	27,636,018
Exxon Mobil Corp.	440,120	44,245,264

Common Stocks (continued)

Issuer	Shares	Value ($)
Marathon Petroleum Corp.	220,080	19,672,951
Phillips 66	270,880	22,967,915
Total		385,058,975
Total Energy		413,268,068
Financials 27.6%
Banks 13.5%
Bank of America Corp.	2,942,564	44,550,419
Citigroup, Inc.	1,242,249	59,093,785
Fifth Third Bancorp	1,284,968	26,585,988
JPMorgan Chase & Co.	1,365,866	75,901,174
PNC Financial Services Group, Inc. (The)	390,179	33,270,563
U.S. Bancorp	795,539	33,563,790
Wells Fargo & Co.	1,656,325	84,108,184
Zions Bancorporation	544,064	15,554,790
Total		372,628,693
Capital Markets 3.8%
Goldman Sachs Group, Inc. (The)	176,958	28,279,658
Invesco Ltd.	1,077,403	39,540,690
Morgan Stanley	1,189,322	36,702,477
Total		104,522,825
Consumer Finance 1.5%
Discover Financial Services	696,795	41,201,488
Diversified Financial Services 2.1%
Berkshire Hathaway, Inc., Class B(a)	440,115	56,484,359
Insurance 5.2%
ACE Ltd.	341,028	35,368,014
Aflac, Inc.	440,399	26,965,631
Marsh & McLennan Companies, Inc.	453,980	22,821,574
MetLife, Inc.	730,903	37,224,890
Prudential Financial, Inc.	244,870	20,118,519
Total		142,498,628
Real Estate Investment Trusts (REITs) 1.5%
Alexandria Real Estate Equities, Inc.	109,100	8,301,419
American Tower Corp.	269,500	24,155,285
Duke Realty Corp.	466,500	8,257,050
Total		40,713,754
Total Financials		758,049,747

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 13.8%
Health Care Equipment & Supplies 2.4%
Covidien PLC	445,600	32,577,816
St. Jude Medical, Inc.	529,536	34,366,886
Total		66,944,702
Health Care Providers & Services 3.1%
Aetna, Inc.	350,682	27,195,389
Cardinal Health, Inc.	439,889	31,069,360
UnitedHealth Group, Inc.	334,839	26,663,230
Total		84,927,979
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.	269,470	31,503,738
Pharmaceuticals 7.2%
Jazz Pharmaceuticals PLC(a)	127,624	18,104,741
Johnson & Johnson	610,308	61,921,850
Merck & Co., Inc.	1,190,064	68,857,103
Pfizer, Inc.	1,609,858	47,700,092
Total		196,583,786
Total Health Care		379,960,205
Industrials 12.1%
Aerospace & Defense 3.3%
Honeywell International, Inc.	291,810	27,182,101
L-3 Communications Holdings, Inc.	212,900	25,797,093
Raytheon Co.	383,719	37,439,463
Total		90,418,657
Airlines 1.5%
Delta Air Lines, Inc.	676,188	26,986,663
United Continental Holdings, Inc.(a)	324,331	14,390,567
Total		41,377,230
Electrical Equipment 1.2%
Eaton Corp. PLC	461,180	33,984,354
Industrial Conglomerates 2.0%
General Electric Co.	2,085,769	55,877,752
Machinery 3.1%
AGCO Corp.	441,296	23,812,332
Ingersoll-Rand PLC	452,015	27,039,537
Parker Hannifin Corp.	274,684	34,398,678
Total		85,250,547

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 1.0%
Union Pacific Corp.	134,316	26,765,149
Total Industrials		333,673,689
Information Technology 9.8%
Communications Equipment 2.0%
Cisco Systems, Inc.	2,213,173	54,488,319
IT Services 1.0%
MasterCard, Inc., Class A	227,340	17,380,143
Teradata Corp.(a)	242,910	10,199,791
Total		27,579,934
Semiconductors & Semiconductor Equipment 2.1%
Broadcom Corp., Class A	620,440	19,773,423
Intel Corp.	517,230	14,130,723
KLA-Tencor Corp.	382,090	25,034,537
Total		58,938,683
Software 1.0%
Citrix Systems, Inc.(a)	182,000	11,278,540
Oracle Corp.	403,236	16,943,977
Total		28,222,517
Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	81,075	51,320,475
EMC Corp.	1,018,274	27,045,357
Western Digital Corp.	262,310	23,043,934
Total		101,409,766
Total Information Technology		270,639,219
Materials 1.9%
Chemicals 0.9%
LyondellBasell Industries NV, Class A	243,197	24,215,125
Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.	817,140	27,823,617
Total Materials		52,038,742
Telecommunication Services 2.0%
Diversified Telecommunication Services 1.3%
Verizon Communications, Inc.	708,197	35,381,522
Wireless Telecommunication Services 0.7%
Vodafone Group PLC, ADR	537,005	18,800,545
Total Telecommunication Services		54,182,067

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 3.6%
Electric Utilities 1.9%
Duke Energy Corp.	202,417	14,387,800
Edison International	299,610	16,520,496
NextEra Energy, Inc.	201,948	19,661,657
Total		50,569,953
Multi-Utilities 1.7%
Ameren Corp.	341,410	13,434,484
Public Service Enterprise Group, Inc.	416,870	16,241,255
Sempra Energy	172,477	17,308,067
Total		46,983,806
Total Utilities		97,553,759
Total Common Stocks (Cost: $2,182,938,416)		2,725,997,388

Money Market Funds 0.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(b)(c)	17,104,683	17,104,683
Total Money Market Funds (Cost: $17,104,683)		17,104,683
Total Investments (Cost: $2,200,043,099)		2,743,102,071
Other Assets & Liabilities, Net		6,328,502
Net Assets		2,749,430,573

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at May 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	21,948,424	766,457,241	(771,300,982)	17,104,683	45,067	17,104,683

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	227,486,195	—	—	227,486,195
Consumer Staples	139,145,697	—	—	139,145,697
Energy	413,268,068	—	—	413,268,068
Financials	758,049,747	—	—	758,049,747
Health Care	379,960,205	—	—	379,960,205
Industrials	333,673,689	—	—	333,673,689
Information Technology	270,639,219	—	—	270,639,219
Materials	52,038,742	—	—	52,038,742
Telecommunication Services	54,182,067	—	—	54,182,067
Utilities	97,553,759	—	—	97,553,759
Total Equity Securities	2,725,997,388	—	—	2,725,997,388
Mutual Funds
Money Market Funds	17,104,683	—	—	17,104,683
Total Mutual Funds	17,104,683	—	—	17,104,683
Total	2,743,102,071	—	—	2,743,102,071

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,182,938,416)	$2,725,997,388
Affiliated issuers (identified cost $17,104,683)	17,104,683
Total investments (identified cost $2,200,043,099)	2,743,102,071
Receivable for:
Investments sold	19,078,336
Capital shares sold	536,514
Dividends	5,736,996
Reclaims	38,119
Prepaid expenses	1,340
Total assets	2,768,493,376
Liabilities
Payable for:
Investments purchased	16,526,878
Capital shares purchased	1,809,001
Investment management fees	43,058
Distribution and/or service fees	20,732
Transfer agent fees	263,845
Administration fees	3,970
Plan administration fees	15,153
Compensation of board members	207,207
Other expenses	172,959
Total liabilities	19,062,803
Net assets applicable to outstanding capital stock	$2,749,430,573
Represented by
Paid-in capital	$2,113,820,960
Undistributed net investment income	5,074,870
Accumulated net realized gain	87,475,771
Unrealized appreciation (depreciation) on:
Investments	543,058,972
Total — representing net assets applicable to outstanding capital stock	$2,749,430,573

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$2,454,494,763
Shares outstanding	172,298,401
Net asset value per share	$14.25
Maximum offering price per share(a)	$15.12
Class B
Net assets	$69,740,546
Shares outstanding	4,882,618
Net asset value per share	$14.28
Class C
Net assets	$69,633,143
Shares outstanding	4,899,600
Net asset value per share	$14.21
Class I
Net assets	$2,923
Shares outstanding	205
Net asset value per share(b)	$14.23
Class K
Net assets	$72,164,948
Shares outstanding	5,061,847
Net asset value per share	$14.26
Class R
Net assets	$8,003,589
Shares outstanding	564,560
Net asset value per share	$14.18
Class R4
Net assets	$13,093,410
Shares outstanding	919,356
Net asset value per share	$14.24
Class R5
Net assets	$26,433,975
Shares outstanding	1,854,289
Net asset value per share	$14.26
Class W
Net assets	$2,728
Shares outstanding	191
Net asset value per share(b)	$14.27
Class Y
Net assets	$20,127,050
Shares outstanding	1,401,294
Net asset value per share	$14.36

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class Z
Net assets	$15,733,498
Shares outstanding	1,105,245
Net asset value per share	$14.24

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Diversified Equity Income Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$63,028,641
Dividends — affiliated issuers	45,067
Interest	55,683
Total income	63,129,391
Expenses:
Investment management fees	16,132,596
Distribution and/or service fees
Class A	6,078,457
Class B	855,100
Class C	649,068
Class R	42,575
Class W	11
Transfer agent fees
Class A	4,694,932
Class B	166,198
Class C	125,050
Class K	55,843
Class R	16,483
Class R4	33,297
Class R5	21,534
Class W	8
Class Z	46,764
Administration fees	1,488,857
Plan administration fees
Class K	279,214
Compensation of board members	76,417
Custodian fees	26,163
Printing and postage fees	212,822
Registration fees	145,055
Professional fees	54,879
Other	43,765
Total expenses	31,245,088
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(156,136)
Expense reductions	(100)
Total net expenses	31,088,852
Net investment income	32,040,539
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	514,459,084
Foreign currency translations	(6,564)
Net realized gain	514,452,520
Net change in unrealized appreciation (depreciation) on:
Investments	(90,984,056)
Foreign currency translations	4,817
Net change in unrealized appreciation (depreciation)	(90,979,239)
Net realized and unrealized gain	423,473,281
Net increase in net assets resulting from operations	$455,513,820

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations
Net investment income	$32,040,539	$52,494,884
Net realized gain	514,452,520	407,921,911
Net change in unrealized appreciation (depreciation)	(90,979,239)	283,868,596
Net increase in net assets resulting from operations	455,513,820	744,285,391
Distributions to shareholders
Net investment income
Class A	(30,928,741)	(47,439,060)
Class B	(488,450)	(1,384,777)
Class C	(340,695)	(712,841)
Class I	(595,238)	(1,012,654)
Class K	(1,663,128)	(3,906,916)
Class R	(89,299)	(183,621)
Class R4	(266,142)	(976,919)
Class R5	(848,547)	(1,462,909)
Class W	(60)	(76)
Class Y	(219,344)	(31)
Class Z	(456,152)	(1,649,049)
Total distributions to shareholders	(35,895,796)	(58,728,853)
Increase (decrease) in net assets from capital stock activity	(704,268,677)	(601,037,314)
Total increase (decrease) in net assets	(284,650,653)	84,519,224
Net assets at beginning of year	3,034,081,226	2,949,562,002
Net assets at end of year	$2,749,430,573	$3,034,081,226
Undistributed net investment income	$5,074,870	$9,393,248

(a) Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	13,711,296	178,654,020	24,260,885	257,380,693
Distributions reinvested	2,385,650	30,320,307	4,399,714	46,451,913
Redemptions	(45,679,682)	(595,367,938)	(64,421,958)	(696,366,523)
Net decrease	(29,582,736)	(386,393,611)	(35,761,359)	(392,533,917)
Class B shares
Subscriptions	83,246	1,085,638	163,927	1,820,409
Distributions reinvested	38,677	485,364	131,362	1,376,244
Redemptions(b)	(4,051,570)	(53,086,018)	(5,639,670)	(58,561,552)
Net decrease	(3,929,647)	(51,515,016)	(5,344,381)	(55,364,899)
Class C shares
Subscriptions	611,348	8,039,141	451,642	4,922,992
Distributions reinvested	26,481	334,472	66,636	699,754
Redemptions	(728,291)	(9,579,858)	(1,252,956)	(13,512,417)
Net decrease	(90,462)	(1,206,245)	(734,678)	(7,889,671)
Class I shares
Subscriptions	24,487	314,999	4,820	49,455
Distributions reinvested	47,844	595,058	95,913	1,012,443
Redemptions	(3,763,170)	(51,346,011)	(492,645)	(5,399,344)
Net decrease	(3,690,839)	(50,435,954)	(391,912)	(4,337,446)
Class K shares
Subscriptions	1,117,455	14,392,795	2,790,962	30,463,746
Distributions reinvested	115,141	1,439,442	336,335	3,524,511
Redemptions	(9,866,174)	(128,436,026)	(10,178,331)	(108,126,538)
Net decrease	(8,633,578)	(112,603,789)	(7,051,034)	(74,138,281)
Class R shares
Subscriptions	122,628	1,591,736	184,683	1,999,274
Distributions reinvested	7,035	88,722	17,550	183,582
Redemptions	(371,221)	(4,826,391)	(525,492)	(5,653,023)
Net decrease	(241,558)	(3,145,933)	(323,259)	(3,470,167)
Class R4 shares
Subscriptions	484,229	6,372,581	1,708,827	18,302,161
Distributions reinvested	21,102	266,077	93,543	976,843
Redemptions	(1,390,041)	(18,154,935)	(5,512,314)	(61,833,612)
Net decrease	(884,710)	(11,516,277)	(3,709,944)	(42,554,608)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	564,068	7,314,754	2,603,109	29,974,562
Distributions reinvested	68,338	847,679	138,274	1,461,426
Redemptions	(5,547,066)	(70,546,274)	(1,887,232)	(21,128,612)
Net increase (decrease)	(4,914,660)	(62,383,841)	854,151	10,307,376
Class W shares
Redemptions	(170)	(2,400)	—	—
Net increase (decrease)	(170)	(2,400)	—	—
Class Y shares
Subscriptions	1,573,008	19,670,018	242	2,500
Distributions reinvested	16,480	219,291	—	—
Redemptions	(188,436)	(2,486,021)	—	—
Net increase	1,401,052	17,403,288	242	2,500
Class Z shares
Subscriptions	429,296	5,537,278	2,006,676	21,741,323
Distributions reinvested	35,330	435,359	153,548	1,620,734
Redemptions	(3,790,036)	(48,441,536)	(4,871,016)	(54,420,258)
Net decrease	(3,325,410)	(42,468,899)	(2,710,792)	(31,058,201)
Total net decrease	(53,892,718)	(704,268,677)	(55,172,966)	(601,037,314)

(a) Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Diversified Equity Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,						Year Ended September 30,
Class A	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$12.29		$9.76		$8.53		$9.03		$8.31	$9.31
Income from investment operations:
Net investment income	0.15		0.19		0.11		0.12		0.12	0.16
Net realized and unrealized gain (loss)	1.97		2.55		1.20		(0.49)		0.72	(1.02)
Total from investment operations	2.12		2.74		1.31		(0.37)		0.84	(0.86)
Less distributions to shareholders:
Net investment income	(0.16)		(0.21)		(0.08)		(0.13)		(0.12)	(0.14)
Total distributions to shareholders	(0.16)		(0.21)		(0.08)		(0.13)		(0.12)	(0.14)
Net asset value, end of period	$14.25		$12.29		$9.76		$8.53		$9.03	$8.31
Total return	17.45%		28.46%		15.31%		(4.32%)		10.18%	(8.91%)
Ratios to average net assets(b)
Total gross expenses	1.09%		1.14	%(c)	1.10	%(d)	1.13%		1.12%	0.99%
Total net expenses(e)	1.08	%(f)	1.08	%(c)(f)	1.10	%(d)	1.13	%(f)	1.12%	0.99%
Net investment income	1.16%		1.77%		1.66	%(d)	1.20%		1.36%	2.21%
Supplemental data
Net assets, end of period (in thousands)	$2,454,495		$2,480,865		$2,320,419		$3,197,508		$3,516,017	$3,516,948
Portfolio turnover	74%		43%		16%		36%		34%	38%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Diversified Equity Income Fund

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class B	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$12.32		$9.79		$8.56		$9.05		$8.33	$9.32
Income from investment operations:
Net investment income	0.05		0.11		0.06		0.04		0.05	0.10
Net realized and unrealized gain (loss)	1.98		2.55		1.21		(0.49)		0.72	(1.00)
Total from investment operations	2.03		2.66		1.27		(0.45)		0.77	(0.90)
Less distributions to shareholders:
Net investment income	(0.07)		(0.13)		(0.04)		(0.04)		(0.05)	(0.09)
Total distributions to shareholders	(0.07)		(0.13)		(0.04)		(0.04)		(0.05)	(0.09)
Net asset value, end of period	$14.28		$12.32		$9.79		$8.56		$9.05	$8.33
Total return	16.54%		27.38%		14.82%		(5.01%)		9.26%	(9.53%)
Ratios to average net assets(b)
Total gross expenses	1.84%		1.88	%(c)	1.87	%(d)	1.88%		1.89%	1.76%
Total net expenses(e)	1.83	%(f)	1.83	%(c)(f)	1.87	%(d)	1.88	%(f)	1.89%	1.76%
Net investment income	0.39%		1.03%		0.93	%(d)	0.43%		0.58%	1.49%
Supplemental data
Net assets, end of period (in thousands)	$69,741		$108,589		$138,560		$142,429		$246,456	$377,652
Portfolio turnover	74%		43%		16%		36%		34%	38%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class C	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$12.26		$9.74		$8.52		$9.02		$8.30	$9.30
Income from investment operations:
Net investment income	0.05		0.11		0.06		0.04		0.05	0.10
Net realized and unrealized gain (loss)	1.97		2.54		1.20		(0.49)		0.73	(1.01)
Total from investment operations	2.02		2.65		1.26		(0.45)		0.78	(0.91)
Less distributions to shareholders:
Net investment income	(0.07)		(0.13)		(0.04)		(0.05)		(0.06)	(0.09)
Total distributions to shareholders	(0.07)		(0.13)		(0.04)		(0.05)		(0.06)	(0.09)
Net asset value, end of period	$14.21		$12.26		$9.74		$8.52		$9.02	$8.30
Total return	16.54%		27.46%		14.80%		(5.07%)		9.37%	(9.61%)
Ratios to average net assets(b)
Total gross expenses	1.84%		1.89	%(c)	1.85	%(d)	1.88%		1.88%	1.75%
Total net expenses(e)	1.83	%(f)	1.83	%(c)(f)	1.85	%(d)	1.88	%(f)	1.88%	1.75%
Net investment income	0.41%		1.02%		0.95	%(d)	0.44%		0.60%	1.46%
Supplemental data
Net assets, end of period (in thousands)	$69,633		$61,178		$55,775		$54,238		$66,505	$72,372
Portfolio turnover	74%		43%		16%		36%		34%	38%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,					Year Ended September 30,
Class I	2014	2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$12.28	$9.76		$8.52		$9.02	$8.30	$9.30
Income from investment operations:
Net investment income	0.19	0.24		0.14		0.16	0.16	0.19
Net realized and unrealized gain (loss)	1.98	2.54		1.20		(0.49)	0.72	(1.01)
Total from investment operations	2.17	2.78		1.34		(0.33)	0.88	(0.82)
Less distributions to shareholders:
Net investment income	(0.22)	(0.26)		(0.10)		(0.17)	(0.16)	(0.18)
Total distributions to shareholders	(0.22)	(0.26)		(0.10)		(0.17)	(0.16)	(0.18)
Net asset value, end of period	$14.23	$12.28		$9.76		$8.52	$9.02	$8.30
Total return	17.90%	28.92%		15.76%		(3.88%)	10.69%	(8.47%)
Ratios to average net assets(b)
Total gross expenses	0.63%	0.66	%(c)	0.63	%(d)	0.67%	0.67%	0.50%
Total net expenses(e)	0.63%	0.66	%(c)	0.63	%(d)	0.67%	0.67%	0.50%
Net investment income	1.46%	2.19%		2.13	%(d)	1.63%	1.82%	2.69%
Supplemental data
Net assets, end of period (in thousands)	$3	$45,330		$39,849		$79,024	$213,083	$212,064
Portfolio turnover	74%	43%		16%		36%	34%	38%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,					Year Ended September 30,
Class K	2014	2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$12.30	$9.77		$8.53		$9.04	$8.32	$9.31
Income from investment operations:
Net investment income	0.16	0.20		0.12		0.14	0.13	0.17
Net realized and unrealized gain (loss)	1.98	2.56		1.20		(0.50)	0.73	(1.00)
Total from investment operations	2.14	2.76		1.32		(0.36)	0.86	(0.83)
Less distributions to shareholders:
Net investment income	(0.18)	(0.23)		(0.08)		(0.15)	(0.14)	(0.16)
Total distributions to shareholders	(0.18)	(0.23)		(0.08)		(0.15)	(0.14)	(0.16)
Net asset value, end of period	$14.26	$12.30		$9.77		$8.53	$9.04	$8.32
Total return	17.60%	28.61%		15.51%		(4.23%)	10.34%	(8.57%)
Ratios to average net assets(b)
Total gross expenses	0.94%	0.94	%(c)	0.93	%(d)	0.97%	0.97%	0.80%
Total net expenses(e)	0.94%	0.94	%(c)	0.93	%(d)	0.97%	0.97%	0.75%
Net investment income	1.24%	1.88%		1.87	%(d)	1.36%	1.52%	2.42%
Supplemental data
Net assets, end of period (in thousands)	$72,165	$168,438		$202,741		$189,510	$217,779	$197,977
Portfolio turnover	74%	43%		16%		36%	34%	38%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class R	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$12.23		$9.72		$8.50		$8.99		$8.28	$9.28
Income from investment operations:
Net investment income	0.12		0.17		0.09		0.09		0.09	0.13
Net realized and unrealized gain (loss)	1.96		2.53		1.20		(0.48)		0.72	(1.01)
Total from investment operations	2.08		2.70		1.29		(0.39)		0.81	(0.88)
Less distributions to shareholders:
Net investment income	(0.13)		(0.19)		(0.07)		(0.10)		(0.10)	(0.12)
Total distributions to shareholders	(0.13)		(0.19)		(0.07)		(0.10)		(0.10)	(0.12)
Net asset value, end of period	$14.18		$12.23		$9.72		$8.50		$8.99	$8.28
Total return	17.16%		28.05%		15.14%		(4.46%)		9.76%	(9.20%)
Ratios to average net assets(b)
Total gross expenses	1.34%		1.39	%(c)	1.35	%(d)	1.38%		1.46%	1.30%
Total net expenses(e)	1.33	%(f)	1.33	%(c)(f)	1.35	%(d)	1.38	%(f)	1.46%	1.30%
Net investment income	0.90%		1.53%		1.46	%(d)	0.95%		1.03%	1.86%
Supplemental data
Net assets, end of period (in thousands)	$8,004		$9,859		$10,976		$10,114		$10,506	$8,271
Portfolio turnover	74%		43%		16%		36%		34%	38%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class R4	2014		2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$12.28		$9.75		$8.51		$9.02	$8.30	$9.30
Income from investment operations:
Net investment income	0.18		0.20		0.11		0.11	0.11	0.15
Net realized and unrealized gain (loss)	1.97		2.54		1.20		(0.50)	0.72	(1.01)
Total from investment operations	2.15		2.74		1.31		(0.39)	0.83	(0.86)
Less distributions to shareholders:
Net investment income	(0.19)		(0.21)		(0.07)		(0.12)	(0.11)	(0.14)
Total distributions to shareholders	(0.19)		(0.21)		(0.07)		(0.12)	(0.11)	(0.14)
Net asset value, end of period	$14.24		$12.28		$9.75		$8.51	$9.02	$8.30
Total return	17.71%		28.46%		15.37%		(4.52%)	10.09%	(8.95%)
Ratios to average net assets(b)
Total gross expenses	0.84%		1.02	%(c)	1.18	%(d)	1.21%	1.22%	1.05%
Total net expenses(e)	0.83	%(f)	0.99	%(c)	1.18	%(d)	1.21%	1.22%	1.05%
Net investment income	1.37%		1.91%		1.63	%(d)	1.06%	1.26%	2.13%
Supplemental data
Net assets, end of period (in thousands)	$13,093		$22,154		$53,739		$53,617	$103,577	$110,248
Portfolio turnover	74%		43%		16%		36%	34%	38%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,					Year Ended September 30,
Class R5	2014	2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$12.30	$9.77		$8.53		$9.03	$8.31	$9.31
Income from investment operations:
Net investment income	0.19	0.23		0.14		0.16	0.15	0.18
Net realized and unrealized gain (loss)	1.98	2.55		1.20		(0.49)	0.73	(1.00)
Total from investment operations	2.17	2.78		1.34		(0.33)	0.88	(0.82)
Less distributions to shareholders:
Net investment income	(0.21)	(0.25)		(0.10)		(0.17)	(0.16)	(0.18)
Total distributions to shareholders	(0.21)	(0.25)		(0.10)		(0.17)	(0.16)	(0.18)
Net asset value, end of period	$14.26	$12.30		$9.77		$8.53	$9.03	$8.31
Total return	17.89%	28.95%		15.65%		(3.87%)	10.62%	(8.51%)
Ratios to average net assets(b)
Total gross expenses	0.69%	0.70	%(c)	0.68	%(d)	0.72%	0.72%	0.55%
Total net expenses(e)	0.69%	0.70	%(c)	0.68	%(d)	0.72%	0.72%	0.55%
Net investment income	1.48%	2.14%		2.11	%(d)	1.62%	1.77%	2.62%
Supplemental data
Net assets, end of period (in thousands)	$26,434	$83,244		$57,805		$57,903	$60,156	$53,334
Portfolio turnover	74%	43%		16%		36%	34%	38%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class W	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$12.31		$9.78		$8.55		$9.04		$8.32	$9.32
Income from investment operations:
Net investment income	0.16		0.19		0.11		0.12		0.12	0.16
Net realized and unrealized gain (loss)	1.97		2.55		1.20		(0.48)		0.72	(1.01)
Total from investment operations	2.13		2.74		1.31		(0.36)		0.84	(0.85)
Less distributions to shareholders:
Net investment income	(0.17)		(0.21)		(0.08)		(0.13)		(0.12)	(0.15)
Total distributions to shareholders	(0.17)		(0.21)		(0.08)		(0.13)		(0.12)	(0.15)
Net asset value, end of period	$14.27		$12.31		$9.78		$8.55		$9.04	$8.32
Total return	17.44%		28.38%		15.32%		(4.20%)		10.18%	(8.85%)
Ratios to average net assets(b)
Total gross expenses	1.07%		1.11	%(c)	1.08	%(d)	1.10%		1.09%	0.91%
Total net expenses(e)	1.07	%(f)	1.08	%(c)(f)	1.08	%(d)	1.10	%(f)	1.09%	0.91%
Net investment income	1.19%		1.77%		1.73	%(d)	1.23%		1.40%	2.28%
Supplemental data
Net assets, end of period (in thousands)	$3		$4		$4		$3		$3	$3
Portfolio turnover	74%		43%		16%		36%		34%	38%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.38	$10.33
Income from investment operations:
Net investment income	0.22	0.14
Net realized and unrealized gain	1.98	2.04
Total from investment operations	2.20	2.18
Less distributions to shareholders:
Net investment income	(0.22)	(0.13)
Total distributions to shareholders	(0.22)	(0.13)
Net asset value, end of period	$14.36	$12.38
Total return	17.99%	21.23%
Ratios to average net assets(b)
Total gross expenses	0.64%	0.64	%(c)(d)
Total net expenses(e)	0.64%	0.64	%(c)(d)
Net investment income	1.63%	2.24	%(c)
Supplemental data
Net assets, end of period (in thousands)	$20,127	$3
Portfolio turnover	74%	43%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class Z	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$12.28		$9.76		$8.52		$9.03		$9.02
Income from investment operations:
Net investment income	0.18		0.22		0.13		0.17		0.01
Net realized and unrealized gain (loss)	1.98		2.54		1.20		(0.52)		—
Total from investment operations	2.16		2.76		1.33		(0.35)		0.01
Less distributions to shareholders:
Net investment income	(0.20)		(0.24)		(0.09)		(0.16)		—
Total distributions to shareholders	(0.20)		(0.24)		(0.09)		(0.16)		—
Net asset value, end of period	$14.24		$12.28		$9.76		$8.52		$9.03
Total return	17.76%		28.69%		15.62%		(4.06%)		0.11%
Ratios to average net assets(c)
Total gross expenses	0.84%		0.89	%(d)	0.82	%(e)	0.87%		1.02	%(e)
Total net expenses(f)	0.83	%(g)	0.83	%(d)(g)	0.82	%(e)	0.87	%(g)	1.02	%(e)
Net investment income	1.37%		2.03%		2.00	%(e)	1.77%		9.89	%(e)
Supplemental data
Net assets, end of period (in thousands)	$15,733		$54,418		$69,694		$58,213		$3
Portfolio turnover	74%		43%		16%		36%		34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Diversified Equity Income Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are

Annual Report 2014
30

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2014

generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2014
31

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2014

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $6,205.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

Annual Report 2014
32

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2014

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.20
Class R5	0.05
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $100.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $8,427,000 and $659,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,338,474 for Class A, $21,232 for Class B and $2,635 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2014
Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.68
Class K	0.98
Class R	1.33
Class R4	0.83
Class R5	0.73
Class W	1.08
Class Y	0.68
Class Z	0.83

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,

Annual Report 2014
33

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2014

inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, re-characterization of distributions for investments and reversal of capital gains (losses) on a redemption-in-kind. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(463,121)
Accumulated net realized gain	(7,482,910)
Paid-in capital	7,946,031

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$35,895,796	$58,728,853

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,280,868
Undistributed long-term capital gains	91,393,532
Net unrealized appreciation	539,141,211

At May 31, 2014, the cost of investments for federal income tax purposes was $2,203,960,860 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$546,245,106
Unrealized depreciation	(7,103,895)
Net unrealized appreciation	539,141,211

For the year ended May 31, 2014, $406,853,709 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,054,550,307 and $2,732,688,838, respectively, for the year ended May 31, 2014.

Note 6. Redemption-in-Kind

Proceeds from the sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended May 31, 2014, securities and other assets with a value of $49,569,498 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $8,309,013, which is not taxable to the remaining shareholders in the Fund.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 86.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective

Annual Report 2014
34

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2014

agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 10. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
35

Columbia Diversified Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Diversified Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Equity Income Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
36

Columbia Diversified Equity Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$95,963,209

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
37

Columbia Diversified Equity Income Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
38

Columbia Diversified Equity Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
39

Columbia Diversified Equity Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
40

Columbia Diversified Equity Income Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
41

Columbia Diversified Equity Income Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
42

Columbia Diversified Equity Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
43

Columbia Diversified Equity Income Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Diversified Equity Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
44

Columbia Diversified Equity Income Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio was below the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
45

This page intentionally left blank.

Annual Report 2014
46

This page intentionally left blank.

Annual Report 2014
47

This page intentionally left blank.

Annual Report 2014
48

Columbia Diversified Equity Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN138_05_D01_(07/14)

Annual Report

May 31, 2014

Columbia Mortgage Opportunities Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Mortgage Opportunities Fund

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Approval of Investment Management Services Agreement	38
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Mortgage Opportunities Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at May 31, 2014)
Asset-Backed Securities — Non-Agency	13.3
Commercial Mortgage-Backed Securities — Non-Agency	20.2
Money Market Funds	1.5
Options Purchased Calls	0.2
Residential Mortgage-Backed Securities — Agency	23.7
Residential Mortgage-Backed Securities — Non-Agency	31.2
Repurchase Agreements	9.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at May 31, 2014)
AAA rating	23.2
BBB rating	21.2
BB rating	8.1
B rating	5.3
Not rated	42.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Portfolio Management

Jason Callan

Tom Heuer, CFA

Annual Report 2014
2

Columbia Mortgage Opportunities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.90	*	1,019.95	0.85	*	5.04	1.00	*
Class C	1,000.00	1,000.00	1,002.40	*	1,016.21	1.49	*	8.80	1.75	*
Class I	1,000.00	1,000.00	1,003.10	*	1,021.94	0.51	*	3.02	0.60	*
Class R4	1,000.00	1,000.00	1,003.00	*	1,021.19	0.64	*	3.78	0.75	*
Class R5	1,000.00	1,000.00	1,003.10	*	1,021.69	0.55	*	3.28	0.65	*
Class W	1,000.00	1,000.00	1,002.90	*	1,019.95	0.85	*	5.04	1.00	*
Class Z	1,000.00	1,000.00	1,003.00	*	1,021.19	0.64	*	3.78	0.75	*

*For the period from April 30, 2014 (Commencement of operations) through May 31, 2014.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
3

Columbia Mortgage Opportunities Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 27.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a)(b) CMO IO Series 4215 Class IL 07/15/41	3.500%	15,140,047	2,557,734
Federal Home Loan Mortgage Corp.(a)(b)(c) CMO IO Series 3922 Class SH 09/15/41	5.749%	26,976,259	4,424,174
Federal National Mortgage Association(a)(b) CMO IO Series 2012-152 Class EI 07/25/31	3.000%	20,567,942	2,901,402
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	3,060,554	510,620
CMO IO Series 2013-117 Class AI 04/25/36	3.500%	7,603,744	932,494
CMO IO Series 2013-118 Class AI 09/25/38	4.000%	8,524,546	1,479,199
CMO IO Series 2013-31 Class IH 02/25/43	3.500%	17,885,178	3,272,469
Federal National Mortgage Association(a)(d) 06/12/44	3.500%	10,000,000	10,307,812
Total Residential Mortgage-Backed Securities — Agency (Cost: $26,415,149)			26,385,904
Residential Mortgage-Backed Securities — Non-Agency 36.4%
Castle Peak Loan Trust CMO Series 2012-1A Class A2(a)(c)(e) 05/25/52	6.593%	9,992,655	9,992,655
Credit Suisse Mortgage Capital Certificates(a)(e) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	1,000,000	1,005,026
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	1,000,000	1,003,658
Credit Suisse Securities (USA) LLC(a)(d)(e) CMO Series 2014-RPL1 Class A3 05/30/34	4.750%	2,500,000	2,500,000
Credit Suisse Securities (USA) LLC(a)(e)(f) CMO Series 2014-5R Class 5A2 07/27/37	3.250%	4,000,000	3,910,000
CMO Series 2014-5R Class 8A1 11/27/37	2.625%	2,000,000	1,935,000
Federal Home Loan Mortgage Corp. CMO IO STRIPS Series 304 Class C67(a)(b)(f) 12/15/42	4.500%	14,283,704	4,287,397
Morgan Stanley Re-Remic Trust Series 2013-R8 Class 1B(a)(c)(e) 09/26/36	2.605%	8,157,742	7,586,700

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage Loan Trust CMO IO Series 2014-1A Class AIO(a)(b)(c)(e) 01/25/54	2.240%	40,000,000	2,464,000
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $34,681,667)			34,684,436
Commercial Mortgage-Backed Securities — Non-Agency 23.6%
American Homes 4 Rent Series 2014-SFR1 Class E(a)(e) 06/17/31	2.750%	4,000,000	3,950,645
Aventura Mall Trust Series 2013-AVM Class E(a)(c)(e) 12/05/32	3.743%	5,000,000	4,796,455
GS Mortgage Securities Trust Series 2007-GG10 Class AM(a)(c) 08/10/45	5.803%	5,000,000	5,280,740
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM(a) 05/15/47	5.372%	3,000,000	3,168,951
ORES NPL LLC Series 2013-LV2 Class A(a)(e) 09/25/25	3.081%	757,603	757,641
VNDO Mortgage Trust Series 2013-PENN Class D(a)(c)(e) 12/13/29	3.947%	4,500,000	4,569,873
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $22,433,529)			22,524,305
Asset-Backed Securities — Non-Agency 15.6%
Keuka Park CLO Ltd. Series 2013-1A Class D(c)(e) 10/21/24	3.428%	7,000,000	6,548,528
Selene Non-Performing Loans LLC Series 2014-1A Class A(d)(e) 05/25/54	2.981%	1,500,000	1,500,000
Seneca Park CLO Ltd. Series 2014-1A Class D(d)(e)(f) 07/17/26	0.000%	3,000,000	2,874,549
Symphony CLO Ltd. Series 2014-14A Class D2(c)(e)(f) 07/14/26	3.600%	3,000,000	2,902,200

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
4

Columbia Mortgage Opportunities Fund

Portfolio of Investments (continued)

May 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee Series 2014-3A Class A1(e) 05/25/54	3.250%	1,000,000	1,000,000
Total Asset-Backed Securities — Non-Agency (Cost: $14,920,273)			14,825,277
Options Purchased Calls 0.2%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Call - OTC 10-Year Interest Rate Swap(g)	20,000,000	2.65	08/05/14	221,632
Total Options Purchased Calls (Cost: $120,000)				221,632

Repurchase Agreements 11.5%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Tri-Party TD Securities dated 5/30/14, matures 6/2/14, repurchase price $11,000,055 (collateralized by US Treasury Note - total market value of $11,220,004)	0.060%	11,000,000	11,000,000
Total Repurchase Agreements (Cost: $11,000,000)			11,000,000

Money Market Funds 1.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(h)(i)	1,635,633	1,635,633
Total Money Market Funds (Cost: $1,635,633)		1,635,633
Total Investments (Cost: $111,206,251)		111,277,187
Other Assets & Liabilities, Net		(15,889,592)
Net Assets		95,387,595

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2014

At May 31, 2014, cash totaling $234,850 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE	(71)	USD	(8,502,805)	09/2014	—	(4,544)
US 10YR NOTE	(104)	USD	(13,053,626)	09/2014	—	(11,531)
Total					—	(16,075)

Notes to Portfolio of Investments

(a)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(b)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(c)  Variable rate security.

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
5

Columbia Mortgage Opportunities Fund

Portfolio of Investments (continued)

May 31, 2014

Notes to Portfolio of Investments (continued)

(d)  Represents a security purchased on a when-issued or delayed delivery basis.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $59,296,930 or 62.16% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2014, the value of these securities amounted to $15,909,146, which represents 16.68% of net assets.

(g)  Purchased swaption contracts outstanding at May 31, 2014:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Call - OTC 10-Year Interest Rate Swap	Citibank	3-Month USD LIBOR	Pay	2.650	8/7/2024	20,000,000	120,000	221,632

(h)  The rate shown is the seven-day current annualized yield at May 31, 2014.

(i)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	70,000	76,994,866	(75,429,233)	1,635,633	2,317	1,635,633

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
6

Columbia Mortgage Opportunities Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
7

Columbia Mortgage Opportunities Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Residential Mortgage-Backed Securities — Agency	—	26,385,904	—	26,385,904
Residential Mortgage-Backed Securities — Non-Agency	—	2,008,684	32,675,752	34,684,436
Commercial Mortgage-Backed Securities — Non-Agency	—	22,524,305	—	22,524,305
Asset-Backed Securities — Non-Agency	—	6,548,528	8,276,749	14,825,277
Total Bonds	—	57,467,421	40,952,501	98,419,922
Other
Options Purchased Calls	—	221,632	—	221,632
Total Other	—	221,632	—	221,632
Short-Term Securities
Repurchase Agreements	—	11,000,000	—	11,000,000
Total Short-Term Securities	—	11,000,000	—	11,000,000
Mutual Funds
Money Market Funds	1,635,633	—	—	1,635,633
Total Mutual Funds	1,635,633	—	—	1,635,633
Investments in Securities	1,635,633	68,689,053	40,952,501	111,277,187
Derivatives
Liabilities
Futures Contracts	(16,075)	—	—	(16,075)
Total	1,619,558	68,689,053	40,952,501	111,261,112

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
8

Columbia Mortgage Opportunities Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of April 30, 2014	—	—	—
Accrued discounts/premiums	(25,087)	44	(25,043)
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(a)	955	(44)	911
Sales	—	—	—
Purchases	32,699,884	8,276,749	40,976,633
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of May 31, 2014	32,675,752	8,276,749	40,952,501

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2014 was $911, which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $955 and Asset-Backed Securities — Non-Agency of $(44).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
9

Columbia Mortgage Opportunities Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $98,570,618)	$98,641,554
Repurchase agreements (identified cost $11,000,000)	11,000,000
Affiliated issuers (identified cost $1,635,633)	1,635,633
Total investments (identified cost $111,206,251)	111,277,187
Margin deposits	234,850
Receivable for:
Investments sold on a delayed delivery basis	51,311,285
Dividends	2,255
Interest	540,214
Reclaims	30
Variation margin	35,603
Expense reimbursement due from Investment Manager	1,502
Other assets	84,922
Total assets	163,487,848
Liabilities
Disbursements in excess of cash	77,703
Payable for:
Investments purchased on a delayed delivery basis	67,973,091
Variation margin	22,912
Investment management fees	1,493
Administration fees	210
Compensation of board members	291
Other expenses	24,553
Total liabilities	68,100,253
Net assets applicable to outstanding capital stock	$95,387,595
Represented by
Paid-in capital	$95,240,917
Undistributed net investment income	74,789
Accumulated net realized gain	17,028
Unrealized appreciation (depreciation) on:
Investments	70,936
Futures contracts	(16,075)
Total — representing net assets applicable to outstanding capital stock	$95,387,595

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Mortgage Opportunities Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$10,020
Shares outstanding	1,000
Net asset value per share	$10.02
Maximum offering price per share(a)	$10.52
Class C
Net assets	$10,018
Shares outstanding	1,000
Net asset value per share	$10.02
Class I
Net assets	$95,325,039
Shares outstanding	9,513,206
Net asset value per share	$10.02
Class R4
Net assets	$10,020
Shares outstanding	1,000
Net asset value per share	$10.02
Class R5
Net assets	$10,020
Shares outstanding	1,000
Net asset value per share	$10.02
Class W
Net assets	$10,020
Shares outstanding	1,000
Net asset value per share	$10.02
Class Z
Net assets	$12,458
Shares outstanding	1,243
Net asset value per share	$10.02

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Mortgage Opportunities Fund

Statement of Operations

Year Ended May 31, 2014(a)

Net investment income
Income:
Dividends — affiliated issuers	$2,317
Interest	223,517
Foreign taxes withheld	(60)
Total income	225,774
Expenses:
Investment management fees	43,165
Distribution and/or service fees
Class A	2
Class C	9
Class W	2
Transfer agent fees
Class A	2
Class C	2
Class R4	2
Class W	2
Class Z	2
Administration fees	6,058
Compensation of board members	667
Custodian fees	352
Printing and postage fees	5,000
Registration fees	4,298
Professional fees	18,805
Offering costs	8,623
Other	500
Total expenses	87,491
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(42,035)
Total net expenses	45,456
Net investment income	180,318
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	406,250
Futures contracts	(389,222)
Net realized gain	17,028
Net change in unrealized appreciation (depreciation) on:
Investments	70,936
Futures contracts	(16,075)
Net change in unrealized appreciation (depreciation)	54,861
Net realized and unrealized gain	71,889
Net increase in net assets resulting from operations	$252,207

(a) For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Mortgage Opportunities Fund

Statement of Changes in Net Assets

Year Ended May 31 2014(a)
Operations
Net investment income	$180,318
Net realized gain	17,028
Net change in unrealized appreciation (depreciation)	54,861
Net increase in net assets resulting from operations	252,207
Distributions to shareholders
Net investment income
Class A	(9)
Class C	(4)
Class I	(109,096)
Class R4	(10)
Class R5	(11)
Class W	(9)
Class Z	(13)
Total distributions to shareholders	(109,152)
Increase (decrease) in net assets from capital stock activity	95,174,540
Total increase in net assets	95,317,595
Net assets at beginning of year	70,000
Net assets at end of year	$95,387,595
Undistributed net investment income	$74,789

(a) For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Mortgage Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014(a)
	Shares	Dollars ($)
Capital stock activity
Class I shares
Subscriptions	9,507,827	95,128,172
Distributions reinvested	10,887	109,085
Redemptions	(6,508)	(65,156)
Net increase	9,512,206	95,172,101
Class Z shares
Subscriptions	243	2,439
Net increase	243	2,439
Total net increase	9,512,449	95,174,540

(a)  For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Mortgage Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the period shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class A	Year Ended May 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.01
Total from investment operations	0.03
Less distributions to shareholders:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net asset value, end of period	$10.02
Total return	0.29%
Ratios to average net assets(b)
Total gross expenses	1.24	%(c)
Total net expenses(d)	1.00	%(c)
Net investment income	1.79	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	56%

Notes to Financial Highlights

(a)  For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Mortgage Opportunities Fund

Financial Highlights (continued)

Class C	Year Ended May 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain	0.01
Total from investment operations	0.02
Less distributions to shareholders:
Net investment income	(0.00	)(b)
Total distributions to shareholders	(0.00	)(b)
Net asset value, end of period	$10.02
Total return	0.24%
Ratios to average net assets(c)
Total gross expenses	2.05	%(d)
Total net expenses(e)	1.75	%(d)
Net investment income	1.05	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	56%

Notes to Financial Highlights

(a)  For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Mortgage Opportunities Fund

Financial Highlights (continued)

Class I	Year Ended May 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.01
Total from investment operations	0.03
Less distributions to shareholders:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net asset value, end of period	$10.02
Total return	0.31%
Ratios to average net assets(b)
Total gross expenses	0.87	%(c)
Total net expenses(d)	0.60	%(c)
Net investment income	2.38	%(c)
Supplemental data
Net assets, end of period (in thousands)	$95,325
Portfolio turnover	56%

Notes to Financial Highlights

(a)  For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Mortgage Opportunities Fund

Financial Highlights (continued)

Class R4	Year Ended May 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.01
Total from investment operations	0.03
Less distributions to shareholders:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net asset value, end of period	$10.02
Total return	0.30%
Ratios to average net assets(b)
Total gross expenses	1.05	%(c)
Total net expenses(d)	0.75	%(c)
Net investment income	2.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	56%

Notes to Financial Highlights

(a)  For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Mortgage Opportunities Fund

Financial Highlights (continued)

Class R5	Year Ended May 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.01
Total from investment operations	0.03
Less distributions to shareholders:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net asset value, end of period	$10.02
Total return	0.31%
Ratios to average net assets(b)
Total gross expenses	0.89	%(c)
Total net expenses(d)	0.65	%(c)
Net investment income	2.14	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	56%

Notes to Financial Highlights

(a)  For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Mortgage Opportunities Fund

Financial Highlights (continued)

Class W	Year Ended May 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.01
Total from investment operations	0.03
Less distributions to shareholders:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net asset value, end of period	$10.02
Total return	0.29%
Ratios to average net assets(b)
Total gross expenses	1.30	%(c)
Total net expenses(d)	1.00	%(c)
Net investment income	1.79	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	56%

Notes to Financial Highlights

(a)  For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Mortgage Opportunities Fund

Financial Highlights (continued)

Class Z	Year Ended May 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.01
Total from investment operations	0.03
Less distributions to shareholders:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net asset value, end of period	$10.02
Total return	0.30%
Ratios to average net assets(b)
Total gross expenses	1.08	%(c)
Total net expenses(d)	0.75	%(c)
Net investment income	2.21	%(c)
Supplemental data
Net assets, end of period (in thousands)	$12
Portfolio turnover	56%

Notes to Financial Highlights

(a)  For the period from April 30, 2014 (commencement of operations) to May 31, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Mortgage Opportunities Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 28, 2014, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $70,000 in the Fund (1,000 shares for each of Class A, Class C, Class I, Class R4, Class R5, Class W and Class Z), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered on April 30, 2014.

These financial statements cover the period from April 30, 2014 (commencement of operations) to May 31, 2014.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Annual Report 2014
22

Columbia Mortgage Opportunities Fund

Notes to Financial Statements (continued)

May 31, 2014

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Annual Report 2014
23

Columbia Mortgage Opportunities Fund

Notes to Financial Statements (continued)

May 31, 2014

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swaption Contracts

Swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of other Fund investments. These instruments may be used for other purposes in future periods. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of a purchased swaption are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Annual Report 2014
24

Columbia Mortgage Opportunities Fund

Notes to Financial Statements (continued)

May 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Options Purchased Calls(c)	221,632	—	221,632	—	—	—	221,632

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Purchased options are included within investments at value on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Investments at value — unaffiliated issuers (for purchased options)	221,632
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	16,075 *

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the period ended May 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(389,222)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate risk	(16,075)	101,632	85,557

The following table is a summary of the average outstanding volume by derivative instrument for the period ended May 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	(36,617,808)
Derivative Instrument	Average Market Value ($)*
Options contracts (purchased)	132,634

*Based on daily outstanding amounts for the period ended May 31, 2014.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability

Annual Report 2014
25

Columbia Mortgage Opportunities Fund

Notes to Financial Statements (continued)

May 31, 2014

to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a netting arrangement for repurchase agreements as well as the related collateral received by the Fund as of May 31, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Repurchase Agreements	11,000,000	—	11,000,000	—	—	11,000,000	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhanced defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to

Annual Report 2014
26

Columbia Mortgage Opportunities Fund

Notes to Financial Statements (continued)

May 31, 2014

distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.570% to 0.485% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended May 31, 2014 was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended May 31, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the period ended May 31, 2014, other expenses paid to this company were $86.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2014
27

Columbia Mortgage Opportunities Fund

Notes to Financial Statements (continued)

May 31, 2014

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the period ended May 31, 2014, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class C	0.20
Class R4	0.21
Class R5	0.05
Class W	0.20
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was $0 for Class C shares. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $0 for Class A and $0 for Class C shares for the period ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2015
Class A	1.00%
Class C	1.75
Class I	0.60
Class R4	0.75
Class R5	0.65
Class W	1.00
Class Z	0.75

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2014
28

Columbia Mortgage Opportunities Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for non-deductible expenses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,623
Paid-in capital	(3,623)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period indicated was as follows:

Period Ended May 31, 2014
Ordinary income	$109,152

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	75,742
Net unrealized appreciation	70,936

At May 31, 2014, the cost of investments for federal income tax purposes was $111,206,251 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$406,427
Unrealized depreciation	(335,491)
Net unrealized appreciation	70,936

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $152,104,905 and $54,063,993, respectively, for the period ended May 31, 2014, of which $61,034,375 and $51,257,813, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Significant Risks

Low and Below Investment Grade (High-Yield) Securities Risk

Securities with the lowest investment grade rating, securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of

Annual Report 2014
29

Columbia Mortgage Opportunities Fund

Notes to Financial Statements (continued)

May 31, 2014

declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise

Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
30

Columbia Mortgage Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Mortgage Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mortgage Opportunities Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period April 29, 2014 (commencement of operations) through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
31

Columbia Mortgage Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
32

Columbia Mortgage Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
33

Columbia Mortgage Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
34

Columbia Mortgage Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
35

Columbia Mortgage Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
36

Columbia Mortgage Opportunities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
37

Columbia Mortgage Opportunities Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mortgage Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

At the April 9-11, 2014 in-person meeting of the Fund's Board of Trustees (the Board), the Board, including the independent Board members (the Independent Trustees), considered approval of the IMS Agreement. At this meeting, independent legal counsel to the Independent Trustees (Independent Legal Counsel) reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. The Board took into account the variety of written materials and oral presentations it received at the meeting and at its March 2014 meeting in connection with its evaluation of the services proposed to be provided by Columbia Management. The Board also took into account reports from various committees, including, importantly, the reports from the Contracts Committee with respect to quality of services, profitability and fees and expenses; the Investment Review Committee, with respect to investment performance, client commission and trading practices; and the Compliance Committee, with respect to the overall effectiveness of the compliance program. All of the materials presented were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed expense cap), and the final materials were revised to reflect comments provided by these Board representatives. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the IMS Agreement.

Nature, Extent and Quality of Services to be Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services to be performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees also discussed the compliance programs of Columbia Management, and observed that the program had previously been reviewed by the Funds' Chief Compliance Officer (CCO) and the Independent Trustees. The Board also recalled its review of the financial condition of Columbia Management and its affiliates (earlier at its April 2014 meeting) and each entity's ability to carry out its respective responsibilities under the applicable service agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). Based on the foregoing, and based on other information received (both oral and written) at the meeting and the March 2014 meeting and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to provide a high quality and level of services to the Fund.

Investment Performance

Although the consideration of a fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history. However, the Board did consider Columbia Management's overall performance record employing certain strategies expected to be utilized by the Fund. The Board also observed the proposed portfolio management team's experience employing various strategies proposed to be utilized by the Fund.

Comparative Fees, Costs of Services to be Provided and the Profits to be Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in an appropriate comparison group). The Board observed that although the proposed investment management service fee rate is somewhat higher than a traditional mortgage fund, the rate was reflective of a more sophisticated, alternative strategy. In this regard, the Trustees observed that the proposed fee rate is lower than the fee rate paid by the one other alternative-focused, fixed income fund in the family. The Board also considered that the proposed

Annual Report 2014
38

Columbia Mortgage Opportunities Fund

Approval of Investment Management Services
Agreement (continued)

expense cap for the Fund is below the median expense ratio of each of two peer universes identified as possible comparable groups.

The Board considered that management affiliates would earn additional revenue for providing transfer agency or service and administration fees to the Fund. The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. The Board noted that the fees to be paid by the Funds should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in is business and earn an appropriate profit. The Board recalled its review of Columbia Management's profitability at the same meeting and its conclusion that the profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the proposed investment management service fees were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the IMS Agreement.

Annual Report 2014
39

This page intentionally left blank.

Annual Report 2014
40

Columbia Mortgage Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Mortgage Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN251_05_D01_(07/14)

Annual Report

May 31, 2014

Columbia U.S. Government Mortgage Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia U.S. Government Mortgage Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	24
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	45
Trustees and Officers	46
Approval of Investment Management Services Agreement	52
Important Information About This Report	57

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia U.S. Government Mortgage Fund

Performance Overview

Performance Summary

>  Columbia U.S. Government Mortgage Fund (the Fund) Class A shares returned 2.13% excluding sales charges for the 12-month period that ended May 31, 2014.

>  The Fund underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned 3.38% for the same time period.

>  Investments in government agency pools with call protection and a relatively defensive positioning in government agency mortgages detracted from relative results.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	02/14/02
Excluding sales charges		2.13	6.99	5.20
Including sales charges		-2.77	5.95	4.69
Class B	02/14/02
Excluding sales charges		1.19	6.18	4.38
Including sales charges		-3.73	5.87	4.38
Class C	02/14/02
Excluding sales charges		1.37	6.23	4.41
Including sales charges		0.39	6.23	4.41
Class I	03/04/04	2.52	7.40	5.58
Class K	02/14/02	2.20	7.04	5.50
Class R4*	11/08/12	2.40	7.07	5.24
Class R5*	11/08/12	2.47	7.10	5.25
Class W*	06/18/12	1.94	6.99	5.16
Class Z*	09/27/10	2.40	7.24	5.32
Barclays U.S. Mortgage-Backed Securities Index		3.38	3.89	5.01

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia U.S. Government Mortgage Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia U.S. Government Mortgage Fund

Manager Discussion of Fund Performance

At May 31, 2014, approximately 48% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2014, the Fund's Class A shares returned 2.13% excluding sales charges. The Fund's benchmark, the Barclays U.S. Mortgage-Backed Securities Index, returned 3.38% over the same period. The Fund's exposure to pools of mortgages with protection against prepayment risk and an emphasis on shorter-duration government agency mortgages hampered relative results. Mortgages with call protection and shorter-duration government agency securities both lagged the benchmark as mortgage securities rallied, with longer-duration securities outperforming. Duration is a measure of interest rate sensitivity. A non-benchmark allocation to non-agency mortgages aided relative results as they outperformed government agency mortgages.

Continued Economic Growth Drove Fed Action, Markets

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity lifted the nation's capacity utilization rate to a recovery high of 79.2%, in March 2014. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on more solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced as the period wore on. Against this backdrop of generally positive economic news, interest rates were expected to rise — and they did in the first half of the period. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined in the second half, giving bonds a lift and providing continued support to a rising U.S. stock market.

Defensive Positioning Hampered Relative Returns

The Fund was defensively positioned against both the risk of rising mortgage prepayments and the possibility that Fed tapering purchases of government mortgages had the potential to hurt longer-duration agency securities. This positioning proved unsuccessful in a strong mortgage market, leading to underperformance for the period. We invested in mortgage pools with call protection against prepayments, but prepayments declined as the housing market

Portfolio Management

Jason Callan

Tom Heuer, CFA

Portfolio Breakdown (%) (at May 31, 2014)
Asset-Backed Securities — Non-Agency	5.1
Commercial Mortgage-Backed Securities — Agency	12.3
Commercial Mortgage-Backed Securities — Non-Agency	3.2
Money Market Funds	0.1
Options Purchased Calls	0.3
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities — Agency	64.9
Residential Mortgage-Backed Securities — Non-Agency	10.9
Repurchase Agreements	2.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. Government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund's income and yield. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase.

Annual Report 2014
4

Columbia U.S. Government Mortgage Fund

Manager Discussion of Fund Performance (continued)

recovered, interest rates rose and credit standards on new mortgages remained strict by historical standards. With declining prepayments, mortgage refinancing fell to its lowest level in more than five years. At the same time, while the Fed did begin to reduce its monthly purchases of existing securities, longer-duration mortgages outperformed as a decline in new mortgage issuance (from an average $150 billion per month to $65 billion) led to a dwindling supply at the same time that investment demand for mortgages remained strong.

The change in the leadership of the Fed from Ben Bernanke to Janet Yellen also was seen as a positive sign for mortgages and supported the overall market, as Ms. Yellen was perceived as supportive to mortgages and likely to maintain the monetary policies of her predecessor. This calmed fears of a dramatic spike in interest rates.

Exposure to Non-Agency Mortgages Supported Results

Throughout the year, the Fund's results were supported by its allocation of between 15% and 20% of net assets in non-agency mortgages. These mortgages, which are not part of the benchmark, are not insured by the federal government and their values are more dependent on a healthy housing market than the values of agency mortgages. Over the 12-month period, the housing market continued to recover, with average home prices rising from 10-11%, encouraging investor confidence in non-agency mortgages. Meanwhile, non-government mortgages were in shorter and shorter supply as new issuance essentially dried up in the wake of the housing crisis of 2008-2009.

The Fund used two types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps both to reduce the risk of rising interest rates and to protect against market volatility. Neither had a notable impact on results.

Looking Ahead

We have currently maintained a significant holding (15%-20% of net assets) in non-agency mortgage securities, which we think will continue to have solid fundamentals and strong investor appeal at the same time that their supply is dwindling and the housing market continues to recover. We also have kept the Fund's current overall duration shorter than that of the benchmark, even though this tactic did not help during the past 12 months. At this time, we believe that the Fund's shorter duration should help protect the portfolio against the price risks of rising rates.

Quality Breakdown (%) (at May 31, 2014)
AAA rating	58.6
AA rating	0.9
A rating	2.6
BBB rating	2.4
Non-investment grade	1.0
Not rated	34.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Annual Report 2014
5

Columbia U.S. Government Mortgage Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.10	1,020.64	4.35	4.33	0.86
Class B	1,000.00	1,000.00	1,023.30	1,016.90	8.12	8.10	1.61
Class C	1,000.00	1,000.00	1,025.20	1,016.90	8.13	8.10	1.61
Class I	1,000.00	1,000.00	1,031.10	1,022.54	2.43	2.42	0.48
Class K	1,000.00	1,000.00	1,027.60	1,021.04	3.94	3.93	0.78
Class R4	1,000.00	1,000.00	1,030.40	1,021.89	3.09	3.07	0.61
Class R5	1,000.00	1,000.00	1,030.80	1,022.29	2.68	2.67	0.53
Class W	1,000.00	1,000.00	1,029.00	1,020.64	4.35	4.33	0.86
Class Z	1,000.00	1,000.00	1,030.40	1,021.89	3.09	3.07	0.61

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Annual Report 2014
6

Columbia U.S. Government Mortgage Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency(a) 83.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)(c) CMO Series 4119 Class SP 10/15/42	2.485%	5,719,078	4,553,842
Federal Home Loan Mortgage Corp.(b)(c)(d) CMO IO Series 3913 Class SW 09/15/40	6.449%	10,045,231	2,018,309
CMO IO Series 2471 Class SI 03/15/32	7.799%	76,269	19,526
CMO IO Series 2957 Class SW 04/15/35	5.849%	3,752,009	660,189
CMO IO Series 3122 Class IS 03/15/36	6.549%	9,186,104	1,754,302
CMO IO Series 318 Class S1 11/15/43	5.799%	14,818,158	3,356,762
CMO IO Series 3280 Class SI 02/15/37	6.289%	3,283,034	499,405
CMO IO Series 3453 Class W 12/15/32	7.248%	11,165,244	2,492,662
CMO IO Series 3630 Class AI 03/15/17	1.931%	490,065	12,988
CMO IO Series 3761 Class KS 06/15/40	5.849%	3,395,734	404,215
CMO IO Series 4068 Class GI 09/15/36	2.009%	28,709,624	2,137,770
CMO IO Series 4094 Class SY 08/15/42	5.929%	22,952,968	4,765,872
CMO IO Series 4107 Class KS 06/15/38	1.883%	21,247,307	1,596,839
Federal Home Loan Mortgage Corp.(c) 01/01/42- 07/01/42	3.500%	109,713,868	113,051,403
03/01/41- 04/01/41	4.000%	8,912,650	9,465,052
07/01/39- 07/01/40	4.500%	20,579,653	22,532,988
11/01/17- 09/01/41	5.000%	35,406,394	39,383,013
01/01/30- 06/01/33	5.500%	14,325,134	15,946,563
04/01/33- 11/01/37	6.000%	5,156,793	5,940,418
12/01/16- 08/01/34	6.500%	1,008,836	1,119,793
04/01/17- 08/01/29	7.000%	82,192	86,367
06/01/15	7.500%	21,695	22,063
10/01/17- 06/01/31	8.000%	182,122	206,132
01/01/20	10.500%	13,724	13,805
Federal Home Loan Mortgage Corp.(c)(d) CMO IO Series 2639 Class UI 03/15/22	5.000%	22,262	205
CMO IO Series 304 Class C69 12/15/42	4.000%	9,721,468	2,118,445
CMO IO Series 3786 Class PI 12/15/37	4.500%	8,125,275	808,459

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 3800 Class HI 01/15/40	4.500%	7,935,799	1,298,155
CMO IO Series 3807 Class NI 11/15/35	4.500%	24,583,523	2,413,116
CMO IO Series 4098 Class AI 05/15/39	3.500%	14,076,606	2,455,025
CMO IO Series 4120 Class AI 11/15/39	3.500%	16,053,969	2,493,681
CMO IO Series 4121 Class IA 01/15/41	3.500%	14,390,250	3,039,637
CMO IO Series 4121 Class MI 10/15/42	4.000%	9,416,476	2,478,314
CMO IO Series 4122 Class JI 12/15/40	4.000%	11,883,000	2,448,632
CMO IO Series 4139 Class CI 05/15/42	3.500%	9,314,715	1,697,241
CMO IO Series 4147 Class CI 01/15/41	3.500%	16,503,804	2,999,380
CMO IO Series 4148 Class BI 02/15/41	4.000%	12,195,666	2,472,503
CMO IO Series 4177 Class IY 03/15/43	4.000%	20,946,516	5,039,792
CMO IO Series 4213 Class DI 06/15/38	3.500%	20,790,995	3,131,242
CMO IO Series 4215 Class IL 07/15/41	3.500%	17,708,447	2,991,635
Federal Home Loan Mortgage Corp.(c)(e) 06/12/44	3.500%	25,000,000	25,730,470
06/12/44	4.000%	34,500,000	36,516,094
06/12/44	4.500%	18,300,000	19,792,594
Federal National Mortgage Association(b)(c)(d) CMO IO Series 2003-117 Class KS 08/25/33	6.950%	6,056,284	474,481
CMO IO Series 2006-5 Class N1 08/25/34	1.984%	21,305,519	1,029,755
CMO IO Series 2006-5 Class N2 02/25/35	1.983%	81,748,214	5,347,862
CMO IO Series 2007-5 Class SC 02/25/37	5.960%	1,700,621	247,305
CMO IO Series 2007-54 Class DI 06/25/37	5.950%	25,151,879	4,887,903
CMO IO Series 2012-80 Class DS 06/25/39	6.500%	12,073,459	2,786,767
CMO IO Series 2012-97 Class SB 09/25/42	5.850%	12,648,057	2,467,306
CMO IO Series 2013-13 Class SA 03/25/43	6.000%	24,014,269	5,328,915
Federal National Mortgage Association(c) 05/01/27	2.500%	22,541,362	23,008,234
02/01/27- 05/01/43	3.000%	115,172,116	116,412,821
10/01/14	3.380%	2,326,751	2,327,560
03/01/42- 12/01/42	3.500%	77,873,580	80,516,233

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/40- 11/01/42	4.000%	75,476,061	80,195,879
06/01/25- 09/01/41	4.500%	151,287,811	164,657,370
02/01/18- 09/01/41	5.000%	84,491,209	93,967,004
03/01/23- 04/01/41	5.500%	38,838,701	43,839,851
03/01/17- 09/01/38	6.000%	12,230,105	13,790,052
08/01/16- 10/01/37	6.500%	13,849,142	15,814,958
12/01/28- 01/01/33	7.000%	3,337,342	3,805,152
01/01/17- 09/01/28	7.500%	310,269	348,610
11/01/15- 04/01/25	8.000%	177,978	194,228
11/01/37	8.500%	48,253	55,527
10/01/31	9.500%	89,248	96,139
Federal National Mortgage Association(c)(d) CMO IO STRIPS Series 417 Class C5 02/25/43	3.500%	11,120,374	2,502,084
CMO IO Series 2003-119 Class GI 12/25/33	4.500%	151,224	28,290
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	50,433,016	8,604,816
CMO IO Series 2012-121 Class GI 08/25/39	3.500%	16,079,370	2,628,321
CMO IO Series 2012-129 Class IC 01/25/41	3.500%	12,075,978	2,004,785
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	9,600,189	1,660,130
CMO IO Series 2012-134 Class AI 07/25/40	3.500%	34,676,971	6,269,978
CMO IO Series 2012-144 Class HI 07/25/42	3.500%	8,324,371	1,535,217
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	21,423,885	3,574,344
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	8,501,677	1,874,252
CMO IO Series 2013-1 Class BI 02/25/40	3.500%	6,982,260	1,262,059
CMO IO Series 2013-16 Class IO 01/25/40	3.500%	22,892,340	4,610,959
CMO IO Series 2013-41 Class IY 05/25/40	3.500%	27,079,413	4,643,274
CMO IO Series 2013-6 Class MI 02/25/40	3.500%	12,815,663	2,284,876
Federal National Mortgage Association(c)(e) 06/17/29- 06/12/44	3.000%	54,000,000	54,684,375
06/17/29- 06/12/44	3.500%	156,750,000	162,880,620
06/12/44	4.000%	123,000,000	130,360,787
06/12/44	4.500%	66,000,000	71,383,125

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)(f) 08/01/38	5.500%	6,041,946	6,791,873
Government National Mortgage Association(c) 09/15/33- 08/20/40	5.000%	33,887,639	37,355,444
12/15/32- 11/20/41	6.000%	14,910,764	16,955,247
12/15/31- 02/15/32	6.500%	261,381	300,689
03/15/30	7.000%	38,602	39,149
11/15/14	8.000%	274	275
Government National Mortgage Association(c)(d) CMO IO Series 2012-121 Class PI 09/16/42	4.500%	14,418,650	2,869,523
CMO IO Series 2012-129 Class AI 08/20/37	3.000%	19,257,613	2,625,177
Government National Mortgage Association(c)(e) 06/19/44	4.000%	8,000,000	8,535,000
Vendee Mortgage Trust(b)(c)(d) CMO IO Series 1998-1 Class 2IO 03/15/28	0.362%	2,664,825	19,010
CMO IO Series 1998-3 Class IO 03/15/29	0.157%	3,261,811	6,155
Total Residential Mortgage-Backed Securities — Agency (Cost: $1,529,217,680)			1,551,854,644

Residential Mortgage-Backed Securities —
Non-Agency 14.0%

ASG Resecuritization Trust(b)(c)(g) CMO Series 2013-2 Class 1A60 12/28/35	2.496%	5,983,656	5,924,430
CMO Series 2013-2 Class 2A70 11/28/35	2.495%	3,640,964	3,558,425
American General Mortgage Loan Trust(b)(c)(g) CMO Series 2010-1A Class A3 03/25/58	5.650%	12,000,000	12,332,004
CMO Series 2010-1A Class A4 03/25/58	5.650%	8,000,000	8,206,192
Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(c)(g) 05/25/47	4.000%	13,332,097	13,729,034
BCAP LLC Trust(b)(c)(g) 07/26/36	2.609%	6,346,047	6,394,226
CMO Series 2010-RR12 Class 3A7 08/26/37	5.000%	5,763,000	5,941,693
CMO Series 2013-RR4 Class 2A1 05/26/47	2.896%	3,722,137	3,748,989
Series 2012-RR10 Class 2A1 09/26/36	2.611%	8,400,559	8,495,166

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Series 2013-RR1 Class 10A1(b)(c)(g) 10/26/36	3.000%	10,427,899	10,495,785
BNPP Mortgage Securities LLC Trust CMO Series 2009-1 Class A1(c)(g) 08/27/37	6.000%	1,775,833	1,859,954
Bayview Opportunity Master Fund Trust IIB LP CMO Series 2012-6NPL Class A(b)(c)(g) 01/28/33	2.981%	3,156,831	3,156,831
Castle Peak Loan Trust CMO Series 2012-1A Class A2(b)(c)(g) 05/25/52	6.593%	7,194,711	7,194,711
Citigroup Mortgage Loan Trust, Inc.(b)(c)(g) CMO Series 2009-10 Class 1A2 09/25/33	2.418%	1,191,958	1,042,658
CMO Series 2009-11 Class 1A2 02/25/37	2.601%	710,201	614,162
CMO Series 2009-9 Class 1A3 04/25/34	2.615%	2,489,441	2,256,651
CMO Series 2010-7 Class 3A4 12/25/35	6.205%	3,000,000	3,033,953
CMO Series 2013-5 Class 3A1 08/25/37	2.680%	9,616,389	9,727,650
CMO Series 2013-7 Class 1A2 10/25/35	4.000%	4,439,187	4,358,512
CMO Series 2014-2 Class 2A3 04/25/36	4.750%	5,052,448	5,102,972
CMO Series 2014-A Class B2 01/25/35	5.439%	2,948,589	3,050,596
Citigroup Mortgage Loan Trust, Inc.(c)(g) CMO Series 2010-8 Class 5A6 11/25/36	4.000%	7,383,475	7,513,531
Credit Suisse Mortgage Capital Certificates(b)(c) CMO Series 2012-6R Class 1A1 11/26/37	6.015%	2,421,788	2,434,806
Credit Suisse Mortgage Capital Certificates(b)(c)(g) 04/27/37	5.631%	3,128,806	3,283,192
CMO Series 2013-2R Class 1A5 05/27/36	4.405%	5,818,000	5,714,620
Series 2012-11 Class 3A2 06/29/47	1.150%	9,499,870	8,974,053
Credit Suisse Mortgage Capital Certificates(c)(g) CMO Series 2009-12R Class 11A1 08/27/37	6.000%	2,727,935	2,812,072
CMO Series 2010-9R Class 10A5 04/27/37	4.000%	5,000,000	5,025,130
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	5,000,000	5,018,290
Credit Suisse Securities (USA) LLC(c)(e)(g) 05/30/34	3.250%	17,500,000	17,500,000
05/30/34	4.750%	5,500,000	5,500,000

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Securities (USA) LLC(c)(g)(h) CMO Series 2014-5R Class 5A2 07/27/37	3.250%	3,167,000	3,095,742
CMO Series 2014-5R Class 8A1 11/27/37	2.625%	6,426,000	6,217,155
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7(c) 04/25/33	5.500%	516,233	521,062
GCAT Series 2013-RP1 Class A1(b)(c)(g) 06/25/18	3.500%	4,675,758	4,692,415
Jefferies Resecuritization Trust CMO Series 2010-R4 Class 2A2(c)(g) 10/26/35	5.500%	2,367,813	2,418,468
Morgan Stanley Re-Remic Trust Series 2013-R8 Class 1B(b)(c)(g) 09/26/36	2.605%	5,027,535	4,675,607
NRPL Trust Series 2013-1A Class A(b)(c)(g) 08/25/57	4.000%	13,852,232	13,782,971
New Residential Mortgage Loan Trust CMO IO Series 2014-1A Class AIO(b)(c)(d)(g) 01/25/54	2.240%	84,250,000	5,189,800
PennyMac Loan Trust Series 2012-NPL1 Class A(b)(c)(g) 05/28/52	3.422%	1,360,975	1,357,234
RBSSP Resecuritization Trust(b)(c)(g) CMO Series 2009-12 Class 9A1 03/25/36	2.606%	2,560,089	2,530,855
CMO Series 2012-1 Class 5A2 12/27/35	5.246%	5,534,879	5,147,577
CMO Series 2012-5 Class 2A1 07/26/36	5.750%	6,797,519	7,075,793
Shellpoint Asset Funding Trust CMO Series 2013-1 Class A1(b)(c)(g) 07/25/43	3.750%	4,337,881	4,239,086
Springleaf Mortgage Loan Trust Series 2013-2A Class M4(b)(c)(g) 12/25/65	5.000%	7,750,000	7,878,436
US Residential Opportunity Fund Trust Series 2014-1A Class NOTE(b)(c)(g) 03/25/34	3.466%	4,596,512	4,623,861
VOLT NPL X LLC CMO Series 2013-NPL4 Class A1(b)(c)(g) 11/25/53	3.960%	4,024,333	4,043,645
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $257,190,547)			261,489,995

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Commercial Mortgage-Backed Securities — Agency 15.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)(c) Series K029 Class A2 02/25/23	3.320%	6,776,000	7,049,744
Series K030 Class A2 04/25/23	3.250%	18,500,000	19,139,304
Series K031 Class A2 04/25/23	3.300%	3,100,000	3,217,051
Series K032 Class A2 05/15/23	3.310%	46,600,000	48,340,939
Series K035 Class A2 08/25/23	3.458%	25,000,000	26,155,250
Series K036 Class A2 10/25/23	3.527%	10,980,000	11,556,172
Series K714 Class A2 10/25/20	3.034%	13,700,000	14,322,610
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c) Series K025 Class A2 10/25/22	2.682%	33,400,000	33,258,618
Series K715 Class A2 01/25/21	2.856%	30,000,000	30,985,776
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates Series K037 Class A2(c) 01/25/24	3.490%	15,900,000	16,641,258
Federal National Mortgage Association(b)(c) Series 2013-M14 Class A2 10/25/23	3.329%	9,000,000	9,273,024
Federal National Mortgage Association(c) 04/01/23	2.505%	35,962,774	35,409,605
03/01/23	2.420%	24,628,521	23,960,116
10/01/19	4.430%	4,697,552	5,218,450
10/01/19	4.420%	4,137,029	4,593,527
01/01/20	4.570%	1,057,345	1,172,143
01/01/20	4.600%	1,740,595	1,931,383
05/01/24	5.030%	3,405,935	3,776,252
Total Commercial Mortgage-Backed Securities — Agency (Cost: $284,728,588)			296,001,222

Commercial Mortgage-Backed Securities —
Non-Agency 4.1%

American Homes 4 Rent Series 2014-SFR1 Class E(b)(c)(g) 06/17/31	2.750%	4,500,000	4,444,476
BAMLL Re-Remic Trust CMO PO Series 2014-FRR4 Class AK23(c)(g)(h)(i) 08/27/22	0.000%	5,463,000	3,206,311

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(b)(c)(g) 09/15/26	3.652%	6,928,000	6,979,960
Commercial Mortgage Trust Series 2013-RIA4 Class A1(b)(c)(g) 11/27/28	3.250%	3,785,587	3,798,571
GS Mortgage Securities Trust Series 2007-GG10 Class AM(b)(c) 08/10/45	5.803%	13,200,000	13,941,154
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM(c) 05/15/47	5.372%	2,000,000	2,112,634
Merrill Lynch Mortgage Investors Trust CMO IO Series 1998-C3 Class IO(b)(c)(d) 12/15/30	0.897%	337,564	7,840
Motel 6 Trust Series 2012-MTL6 Class A1(c)(g) 10/05/25	1.500%	6,173,159	6,176,257
ORES LLC Series 2014-LV3 Class A(c)(g) 03/27/24	3.000%	8,892,606	8,893,282
ORES NPL LLC(c)(g) Series 2013-LV2 Class A 09/25/25	3.081%	3,443,648	3,443,824
Series 2014-LV3 Class B 03/27/24	6.000%	4,800,000	4,793,069
Rialto Real Estate Fund LP(c)(g) Series 2013-LT3 Class A 06/20/28	2.500%	2,577,529	2,577,529
Series 2014-LT5 Class A 05/15/24	2.850%	12,500,000	12,500,375
SMA Issuer I LLC Series 2012-LV1 Class A(c)(g) 08/20/25	3.500%	1,190,788	1,190,907
VFC LLC Series 2013-1 Class A(c)(g) 03/20/26	3.130%	2,771,210	2,801,646
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $76,671,421)			76,867,835

Asset-Backed Securities — Non-Agency 6.6%

ARES CLO Ltd. Series 2014-1A Class B(b)(g) 04/17/26	3.043%	3,250,000	3,216,610

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CDO Series 2014-17A Class A2A(b)(g) 04/17/26	2.260%	6,500,000	6,479,375
Carlyle Global Market Strategies CLO Series 2013-1A Class B(b)(g) 02/14/25	3.325%	6,300,000	6,304,366
Castle Peak Loan Trust CMO Series 2011-1 Class 1A(g) 06/25/49	7.125%	40,217	40,217
Credit Suisse Mortgage Capital Certificates CMO Series 2013-SC1 Class 1A2(b)(g) 04/04/21	4.512%	26,337,967	26,495,995
Deutsche Mortgage Securities, Inc. Mortgage Loan Resecuritization Trust CMO Series 2009-RS2 Class 4A1(b)(g) 04/26/37	0.282%	151,094	150,634
Dryden Senior Loan Fund Series 2014-33A Class C(b)(g) 07/15/26	3.077%	10,266,667	10,090,347
GoldenTree Loan Opportunities VII Ltd. Series 2013-7A Class B(b)(g) 04/25/25	1.979%	8,000,000	7,845,392
GoldenTree Loan Opportunities VIII Ltd. Series 2014-8A Class D(b)(g) 04/19/26	3.849%	5,000,000	4,848,410
MASTR Asset-Backed Securities Trust Series 2005-FRE1 Class A4(b) 10/25/35	0.400%	84,712	84,101
Morgan Stanley Resecuritization Trust Series 2013-BSFC Class A(b)(g)(h) 07/06/38	2.654%	5,739,016	5,739,016
Nomad CLO Ltd. Series 2013-1A Class B(b)(g) 01/15/25	3.176%	10,000,000	10,016,260
OHA Credit Partners VIII Ltd. Series 2013-8A Class B(b)(g) 04/20/25	1.878%	4,500,000	4,401,792
PennyMac Loan Trust Series 2011-NPL1 Class M1(b)(g) 09/25/51	5.000%	6,349,625	6,381,017
RAAC Trust Series 2006-RP2 Class A(b)(g) 02/25/37	0.400%	4,523,581	4,385,164
Selene Non-Performing Loans LLC Series 2014-1A Class A(b)(e)(g) 05/25/54	2.981%	5,000,000	5,000,000
Seneca Park CLO Ltd. Series 2014-1A Class D(e)(g)(h) 07/17/26	3.724%	6,000,000	5,749,098

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SpringCastle America Funding LLC Series 2013-1A Class A(g) 04/03/21	3.750%	1,810,247	1,826,519
Symphony CLO Ltd. Series 2014-14A Class D2(b)(g)(h) 07/14/26	3.600%	7,500,000	7,255,500
Vericrest Opportunity Loan Transferee Series 2014-3A Class A1(b)(g) 05/25/54	3.250%	6,000,000	6,000,000
Total Asset-Backed Securities — Non-Agency (Cost: $121,518,592)			122,309,813

Options Purchased Calls 0.3%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Call — OTC 10-Year Interest Rate Swap(j)	580,000,000	2.65%	08/05/2014	6,427,328
Total Options Purchased Calls (Cost: $3,480,000)				6,427,328

Options Purchased Puts 1.0%

Put — OTC 10-Year Interest Rate Swap(j)	469,000,000	3.00%	07/14/2014	293,594
Put — OTC 2-Year Interest Rate Swap(j)	92,000,000	2.10%	11/28/2014	9,991
Put — OTC 2-Year Interest Rate Swap(j)	100,000,000	2.50%	01/26/2015	21,260
Put — OTC 3-Year Interest Rate Swap(j)	200,000,000	1.75%	02/11/2015	701,200
Put — OTC 3-Year Interest Rate Swap(j)	150,000,000	2.25%	03/06/2015	277,995
Put — OTC 3-Year Interest Rate Swap(j)	500,000,000	2.25%	11/02/2015	4,289,850
Put — OTC 5-Year Interest Rate Swap(j)	100,000,000	3.00%	05/17/2017	3,287,190
Put — OTC 5-Year Interest Rate Swap(j)	150,000,000	2.75%	05/31/2017	5,919,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Options Purchased Puts (continued)

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(j)	240,000,000	1.85%	06/02/2014	2,843,040
Put — OTC 5-Year Interest Rate Swap(j)	50,000,000	4.00%	08/17/2017	897,125
Total				18,541,205
Total Options Purchased Puts (Cost: $25,555,425)				18,541,205

Repurchase Agreements 3.0%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Tri-Party TD Securities dated 05/30/14, matures 06/02/14, repurchase price $57,000,285 (collateralized by Agency securities — total market value of $58,140,000 06/02/14	0.060%	57,000,000	57,000,000
Total Repurchase Agreements (Cost: $57,000,000)			57,000,000

Money Market Funds 0.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(k)(l)	1,565,091	1,565,091
Total Money Market Funds (Cost: $1,565,091)		1,565,091
Total Investments (Cost: $2,356,927,344)		2,392,057,133
Other Assets & Liabilities, Net		(526,791,817)
Net Assets		1,865,265,316

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2014

At May 31, 2014, securities totaling $4,566,949 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	1,760	USD	386,787,509	09/2014	107,367	—
US 5YR NOTE	840	USD	100,596,560	09/2014	—	(90,723)
US 10YR NOTE	(1,753)	USD	(220,028,899)	09/2014	255,491	—
Total					362,858	(90,723)

Open Options Contracts Written at May 31, 2014

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
OTC 5-Year Interest Rate Swap(m)	Call	250,000,000	1.65	150,000	06/2014	576,625

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Total Return Swap Contracts Outstanding at May 31, 2014

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Total return based on the Markit IOS FN30.350.10 Index	Floating rate based on 1-month USD LIBOR	01/12/41	USD	5,359,620	—	(24,014)
JPMorgan Chase Bank, London Branch	Total return based on the Markit IOS FN30.400.10 Index	Floating rate based on 1-month USD LIBOR	01/12/41	USD	4,607,634	—	(28,111)
Total						—	(52,125)

Notes to Portfolio of Investments

(a)  Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2014:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association 06/12/44 5.000%	3,000,000	06/12/14	3,290,508	3,315,000

(b)  Variable rate security.

(c)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  This security, or a portion of this security, was pledged as collateral for open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $441,566,046 or 23.67% of net assets.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2014, the value of these securities amounted to $31,262,822, which represents 1.68% of net assets.

(i)  Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Notes to Portfolio of Investments (continued)

(j)  Purchased swaption contracts outstanding at May 31, 2014:

At May 31, 2014, securities and cash totaling $24,223,000 were received from broker as collateral to cover open purchased swaption contracts.

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Call — OTC 10-Year Interest Rate Swap	Citibank	3-Month USD LIBOR	Pay	2.650	08/07/24	580,000,000	3,480,000	6,427,328
Put — OTC 10-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	3.000	07/16/24	469,000,000	3,060,225	293,594
Put — OTC 2-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.100	11/30/16	92,000,000	1,205,200	9,991
Put — OTC 2-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.500	01/28/17	100,000,000	657,500	21,260
Put — OTC 3-Year Interest Rate Swap	Citibank	3-Month USD LIBOR	Receive	1.750	02/13/18	200,000,000	1,485,000	701,200
Put — OTC 3-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.250	03/10/18	150,000,000	2,321,250	277,995
Put — OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.250	11/04/18	500,000,000	4,745,000	4,289,850
Put — OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	3.000	05/17/22	100,000,000	3,516,000	3,287,190
Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.750	06/02/22	150,000,000	4,890,000	5,919,960
Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	1.850	06/04/19	240,000,000	2,574,000	2,843,040
Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	4.000	08/21/22	50,000,000	1,101,250	897,125
Total							29,035,425	24,968,533

(k)  The rate shown is the seven-day current annualized yield at May 31, 2014.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	13,704,680	840,032,523	(852,172,112)	1,565,091	15,928	1,565,091

(m)  Written Swaption Contracts Outstanding at May 31, 2014

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Call — OTC 5-Year Interest Rate Swap	Citibank	3-Month USD LIBOR	Receive	1.650	06/04/19	(250,000,000)	(150,000)	(576,625)

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Residential Mortgage-Backed Securities — Agency	—	1,551,854,644	—	1,551,854,644
Residential Mortgage-Backed Securities — Non-Agency	—	155,671,464	105,818,531	261,489,995
Commercial Mortgage-Backed Securities — Agency	—	296,001,222	—	296,001,222
Commercial Mortgage-Backed Securities — Non-Agency	—	71,083,995	5,783,840	76,867,835
Asset-Backed Securities — Non-Agency	—	66,029,987	56,279,826	122,309,813
Total Bonds	—	2,140,641,312	167,882,197	2,308,523,509
Short-Term Securities
Repurchase Agreements	—	57,000,000	—	57,000,000
Total Short-Term Securities	—	57,000,000	—	57,000,000
Other
Options Purchased Calls	—	6,427,328	—	6,427,328
Options Purchased Puts	—	18,541,205	—	18,541,205
Total Other	—	24,968,533	—	24,968,533
Mutual Funds
Money Market Funds	1,565,091	—	—	1,565,091
Total Mutual Funds	1,565,091	—	—	1,565,091
Investments in Securities	1,565,091	2,222,609,845	167,882,197	2,392,057,133
Forward Sale Commitments Liability	—	(3,315,000)	—	(3,315,000)
Derivatives
Assets
Futures Contracts	362,858	—	—	362,858
Liabilities
Futures Contracts	(90,723)	—	—	(90,723)
Options Contracts Written	—	(576,625)	—	(576,625)
Swap Contracts	—	(52,125)	—	(52,125)
Total	1,837,226	2,218,666,095	167,882,197	2,388,385,518

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of May 31, 2013	2,553,980	179,575,183	6,000,000	21,000,966	209,130,129
Accrued discounts/premiums	—	(42,562)	38,818	17,433	13,689
Realized gain (loss)	—	109,065	—	114,967	224,032
Change in unrealized appreciation (depreciation)(a)	—	1,063,426	77,948	679,140	1,820,514
Sales	—	(75,964,409)	(3,422,471)	(9,168,991)	(88,555,871)
Purchases	—	44,277,946	3,089,545	60,026,750	107,394,241
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(2,553,980)	(43,200,118)	—	(16,390,439)	(62,144,537)
Balance as of May 31, 2014	—	105,818,531	5,783,840	56,279,826	167,882,197

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2014 was $1,970,500, which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $1,213,412, Commercial Mortgage-Backed Securities — Non-Agency of $77,948 and Asset-Backed Securities — Non-Agency of $679,140.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia U.S. Government Mortgage Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,298,362,253)	$2,333,492,042
Repurchase agreements (identified cost $57,000,000)	57,000,000
Affiliated issuers (identified cost $1,565,091)	1,565,091
Total investments (identified cost $2,356,927,344)	2,392,057,133
Receivable for:
Investments sold	10,678,338
Investments sold on a delayed delivery basis	46,181,719
Capital shares sold	4,817,925
Dividends	2,495
Interest	7,494,238
Reclaims	4,531
Variation margin	202,594
Expense reimbursement due from Investment Manager	2,847
Prepaid expenses	1,153
Trustees' deferred compensation plan	85,305
Total assets	2,461,528,278
Liabilities
Option contracts written, at value (premiums received $150,000)	576,625
Forward sale commitments, at value (proceeds receivable $3,290,508)	3,315,000
Disbursements in excess of cash	703,408
Unrealized depreciation on swap contracts	52,125
Payable for:
Investments purchased on a delayed delivery basis	585,203,977
Capital shares purchased	1,065,459
Dividend distributions to shareholders	4,742,447
Dividends and interest on securities sold short	4,583
Variation margin	100,940
Investment management fees	21,700
Distribution and/or service fees	5,026
Transfer agent fees	183,086
Administration fees	3,266
Plan administration fees	18
Compensation of board members	95,564
Other expenses	104,433
Trustees' deferred compensation plan	85,305
Total liabilities	596,262,962
Net assets applicable to outstanding capital stock	$1,865,265,316
Represented by
Paid-in capital	$1,891,145,864
Excess of distributions over net investment income	(3,702,276)
Accumulated net realized loss	(57,076,954)
Unrealized appreciation (depreciation) on:
Investments	35,129,789
Forward sale commitments	(24,492)
Futures contracts	272,135
Options contracts written	(426,625)
Swap contracts	(52,125)
Total — representing net assets applicable to outstanding capital stock	$1,865,265,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia U.S. Government Mortgage Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$560,483,956
Shares outstanding	102,240,331
Net asset value per share	$5.48
Maximum offering price per share(a)	$5.75
Class B
Net assets	$2,806,376
Shares outstanding	511,677
Net asset value per share	$5.48
Class C
Net assets	$38,790,071
Shares outstanding	7,065,096
Net asset value per share	$5.49
Class I
Net assets	$785,350,154
Shares outstanding	143,353,562
Net asset value per share	$5.48
Class K
Net assets	$84,404
Shares outstanding	15,423
Net asset value per share	$5.47
Class R4
Net assets	$12,509,767
Shares outstanding	2,283,352
Net asset value per share	$5.48
Class R5
Net assets	$5,539,418
Shares outstanding	1,011,554
Net asset value per share	$5.48
Class W
Net assets	$7,392,703
Shares outstanding	1,346,364
Net asset value per share	$5.49
Class Z
Net assets	$452,308,467
Shares outstanding	82,571,923
Net asset value per share	$5.48

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia U.S. Government Mortgage Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$15,928
Interest	60,091,882
Foreign taxes withheld	(9,062)
Total income	60,098,748
Expenses:
Investment management fees	8,269,387
Distribution and/or service fees
Class A	1,506,370
Class B	40,077
Class C	512,433
Class W	17,411
Transfer agent fees
Class A	1,105,010
Class B	7,375
Class C	94,252
Class K	41
Class R4	12,378
Class R5	1,900
Class W	12,718
Class Z	1,052,518
Administration fees	1,243,886
Plan administration fees
Class K	206
Compensation of board members	51,590
Custodian fees	62,356
Printing and postage fees	132,302
Registration fees	145,231
Professional fees	58,313
Other	27,109
Total expenses	14,352,863
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,244,781)
Expense reductions	(10,774)
Total net expenses	13,097,308
Net investment income	47,001,440
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(30,266,328)
Futures contracts	9,491,051
Options contracts written	47,013
Swap contracts	(2,516)
Net realized loss	(20,730,780)
Net change in unrealized appreciation (depreciation) on:
Investments	7,932,102
Forward sale commitments	(1,080,358)
Futures contracts	(475,532)
Options contracts written	(426,625)
Swap contracts	(52,125)
Net change in unrealized appreciation (depreciation)	5,897,462
Net realized and unrealized loss	(14,833,318)
Net increase in net assets resulting from operations	$32,168,122

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)(b)
Operations
Net investment income	$47,001,440	$47,791,620
Net realized gain (loss)	(20,730,780)	54,611,775
Net change in unrealized appreciation (depreciation)	5,897,462	(31,192,767)
Net increase in net assets resulting from operations	32,168,122	71,210,628
Distributions to shareholders
Net investment income
Class A	(19,566,004)	(17,768,072)
Class B	(98,186)	(126,290)
Class C	(1,267,105)	(1,020,663)
Class I	(25,407,332)	(23,133,836)
Class K	(2,769)	(2,156)
Class R4	(245,407)	(228)
Class R5	(144,034)	(1,584)
Class W	(221,197)	(250,480)
Class Z	(19,551,658)	(24,542,160)
Net realized gains
Class A	(1,790,881)	(14,085,364)
Class B	(11,629)	(136,998)
Class C	(150,208)	(1,234,803)
Class I	(1,967,681)	(15,753,033)
Class K	(246)	(1,597)
Class R4	(28,012)	(48)
Class R5	(10,299)	(48)
Class W	(20,953)	(227,304)
Class Z	(1,634,852)	(19,362,680)
Total distributions to shareholders	(72,118,453)	(117,647,344)
Increase (decrease) in net assets from capital stock activity	(586,296,268)	717,138,444
Total increase (decrease) in net assets	(626,246,599)	670,701,728
Net assets at beginning of year	2,491,511,915	1,820,810,187
Net assets at end of year	$1,865,265,316	$2,491,511,915
Excess of distributions over net investment income	$(3,702,276)	$(12,004,369)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	24,484,286	133,264,990	58,144,859	330,089,371
Distributions reinvested	3,346,156	18,184,154	4,813,465	27,183,844
Redemptions	(56,779,079)	(308,924,734)	(41,160,737)	(232,256,692)
Net increase (decrease)	(28,948,637)	(157,475,590)	21,797,587	125,016,523
Class B shares
Subscriptions	14,221	77,700	204,812	1,170,761
Distributions reinvested	15,305	83,198	35,575	201,188
Redemptions(c)	(555,231)	(3,024,148)	(710,452)	(4,024,514)
Net decrease	(525,705)	(2,863,250)	(470,065)	(2,652,565)
Class C shares
Subscriptions	2,043,964	11,213,972	9,312,305	53,159,375
Distributions reinvested	210,560	1,145,783	321,308	1,816,215
Redemptions	(7,396,508)	(40,314,718)	(3,222,574)	(18,177,186)
Net increase (decrease)	(5,141,984)	(27,954,963)	6,411,039	36,798,404
Class I shares
Subscriptions	36,560,349	199,090,715	18,740,945	106,804,276
Distributions reinvested	5,037,722	27,374,599	6,886,161	38,886,336
Redemptions	(40,294,510)	(219,683,319)	(14,909,172)	(84,118,200)
Net increase	1,303,561	6,781,995	10,717,934	61,572,412
Class K shares
Subscriptions	1,546	8,351	140	792
Distributions reinvested	532	2,884	643	3,623
Redemptions	(1,659)	(8,960)	(3)	(15)
Net increase	419	2,275	780	4,400
Class R4 shares
Subscriptions	2,547,375	13,883,654	33,513	187,375
Distributions reinvested	50,413	273,287	35	193
Redemptions	(346,911)	(1,878,873)	(1,073)	(6,000)
Net increase	2,250,877	12,278,068	32,475	181,568
Class R5 shares
Subscriptions	1,298,203	7,052,090	112,551	630,140
Distributions reinvested	28,256	153,330	277	1,548
Redemptions	(405,916)	(2,200,703)	(21,817)	(121,526)
Net increase	920,543	5,004,717	91,011	510,162

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	648,286	3,535,684	2,545,131	14,546,837
Distributions reinvested	44,476	242,027	84,376	477,677
Redemptions	(1,206,014)	(6,631,138)	(769,891)	(4,331,176)
Net increase (decrease)	(513,252)	(2,853,427)	1,859,616	10,693,338
Class Z shares
Subscriptions	24,644,604	133,969,086	176,023,324	1,001,820,208
Distributions reinvested	1,754,205	9,530,247	2,674,680	15,079,396
Redemptions	(103,360,206)	(562,715,426)	(94,541,278)	(531,885,402)
Net increase (decrease)	(76,961,397)	(419,216,093)	84,156,726	485,014,202
Total net increase (decrease)	(107,615,575)	(586,296,268)	124,597,103	717,138,444

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia U.S. Government Mortgage Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$5.56		$5.63		$5.46		$5.16		$4.77
Income from investment operations:
Net investment income	0.12		0.10		0.16		0.17		0.25
Net realized and unrealized gain (loss)	(0.01)		0.08		0.19		0.34		0.37
Total from investment operations	0.11		0.18		0.35		0.51		0.62
Less distributions to shareholders:
Net investment income	(0.17)		(0.14)		(0.16)		(0.21)		(0.23)
Net realized gains	(0.02)		(0.11)		(0.02)		—		—
Total distributions to shareholders	(0.19)		(0.25)		(0.18)		(0.21)		(0.23)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$5.48		$5.56		$5.63		$5.46		$5.16
Total return	2.13%		3.28%		6.55%		10.10%		13.32%
Ratios to average net assets(b)
Total gross expenses	0.95%		0.94%		0.92%		0.98%		1.09%
Total net expenses(c)	0.86	%(d)	0.86	%(d)	0.85	%(d)	0.87%		0.89%
Net investment income	2.23%		1.81%		2.83%		3.16%		4.98%
Supplemental data
Net assets, end of period (in thousands)	$560,484		$729,893		$616,112		$519,454		$80,371
Portfolio turnover	413	%(e)	576	%(e)	545	%(e)	465	%(e)	519	%(e)

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116%, 164%, 285%, 253% and 246% for the years ended May 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$5.57		$5.64		$5.47		$5.16		$4.77
Income from investment operations:
Net investment income	0.08		0.06		0.12		0.13		0.21
Net realized and unrealized gain (loss)	(0.02)		0.08		0.19		0.35		0.37
Total from investment operations	0.06		0.14		0.31		0.48		0.58
Less distributions to shareholders:
Net investment income	(0.13)		(0.10)		(0.12)		(0.17)		(0.19)
Net realized gains	(0.02)		(0.11)		(0.02)		—		—
Total distributions to shareholders	(0.15)		(0.21)		(0.14)		(0.17)		(0.19)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$5.48		$5.57		$5.64		$5.47		$5.16
Total return	1.19%		2.51%		5.73%		9.45%		12.46%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.68%		1.68%		1.81%		1.85%
Total net expenses(c)	1.61	%(d)	1.61	%(d)	1.60	%(d)	1.65%		1.65%
Net investment income	1.47%		1.07%		2.09%		2.43%		4.18%
Supplemental data
Net assets, end of period (in thousands)	$2,806		$5,775		$8,495		$16,024		$17,619
Portfolio turnover	413	%(e)	576	%(e)	545	%(e)	465	%(e)	519	%(e)

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116%, 164%, 285%, 253% and 246% for the years ended May 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$5.57		$5.64		$5.47		$5.16		$4.77
Income from investment operations:
Net investment income	0.08		0.06		0.11		0.14		0.21
Net realized and unrealized gain (loss)	(0.01)		0.08		0.20		0.34		0.37
Total from investment operations	0.07		0.14		0.31		0.48		0.58
Less distributions to shareholders:
Net investment income	(0.13)		(0.10)		(0.12)		(0.17)		(0.19)
Net realized gains	(0.02)		(0.11)		(0.02)		—		—
Total distributions to shareholders	(0.15)		(0.21)		(0.14)		(0.17)		(0.19)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$5.49		$5.57		$5.64		$5.47		$5.16
Total return	1.37%		2.50%		5.73%		9.46%		12.47%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.69%		1.67%		1.79%		1.85%
Total net expenses(c)	1.61	%(d)	1.61	%(d)	1.60	%(d)	1.64%		1.65%
Net investment income	1.49%		1.00%		2.03%		2.55%		4.27%
Supplemental data
Net assets, end of period (in thousands)	$38,790		$68,017		$32,691		$14,661		$5,217
Portfolio turnover	413	%(e)	576	%(e)	545	%(e)	465	%(e)	519	%(e)

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116%, 164%, 285%, 253% and 246% for the years ended May 31, 2014, 2013, 2012, 2011 and 2010, respectively.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$5.56		$5.63		$5.46		$5.15		$4.77
Income from investment operations:
Net investment income	0.14		0.12		0.17		0.20		0.26
Net realized and unrealized gain (loss)	(0.01)		0.08		0.20		0.35		0.37
Total from investment operations	0.13		0.20		0.37		0.55		0.63
Less distributions to shareholders:
Net investment income	(0.19)		(0.16)		(0.18)		(0.24)		(0.25)
Net realized gains	(0.02)		(0.11)		(0.02)		—		—
Total distributions to shareholders	(0.21)		(0.27)		(0.20)		(0.24)		(0.25)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$5.48		$5.56		$5.63		$5.46		$5.15
Total return	2.52%		3.65%		6.90%		10.76%		13.58%
Ratios to average net assets(b)
Total gross expenses	0.51%		0.51%		0.52%		0.62%		0.62%
Total net expenses(c)	0.49%		0.50%		0.52%		0.48%		0.47%
Net investment income	2.60%		2.17%		3.12%		3.76%		5.33%
Supplemental data
Net assets, end of period (in thousands)	$785,350		$789,766		$739,181		$221,198		$132,495
Portfolio turnover	413	%(d)	576	%(d)	545	%(d)	465	%(d)	519	%(d)

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116%, 164%, 285%, 253% and 246% for the years ended May 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class K	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$5.55		$5.62		$5.46		$5.15		$4.77
Income from investment operations:
Net investment income	0.13		0.11		0.16		0.19		0.25
Net realized and unrealized gain (loss)	(0.01)		0.08		0.18		0.34		0.37
Total from investment operations	0.12		0.19		0.34		0.53		0.62
Less distributions to shareholders:
Net investment income	(0.18)		(0.15)		(0.16)		(0.22)		(0.24)
Net realized gains	(0.02)		(0.11)		(0.02)		—		—
Total distributions to shareholders	(0.20)		(0.26)		(0.18)		(0.22)		(0.24)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$5.47		$5.55		$5.62		$5.46		$5.15
Total return	2.20%		3.33%		6.41%		10.44%		13.25%
Ratios to average net assets(b)
Total gross expenses	0.81%		0.81%		0.82%		0.93%		0.93%
Total net expenses(c)	0.79%		0.80%		0.80%		0.78%		0.77%
Net investment income	2.32%		1.88%		2.87%		3.50%		5.09%
Supplemental data
Net assets, end of period (in thousands)	$84		$83		$80		$72		$85
Portfolio turnover	413	%(d)	576	%(d)	545	%(d)	465	%(d)	519	%(d)

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116%, 164%, 285%, 253% and 246% for the years ended May 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$5.56		$5.76
Income from investment operations:
Net investment income	0.14		0.06
Net realized and unrealized loss	(0.01)		(0.06	)(b)
Total from investment operations	0.13		—
Less distributions to shareholders:
Net investment income	(0.19)		(0.09)
Net realized gains	(0.02)		(0.11)
Total distributions to shareholders	(0.21)		(0.20)
Net asset value, end of period	$5.48		$5.56
Total return	2.40%		(0.01%)
Ratios to average net assets(c)
Total gross expenses	0.70%		0.73	%(d)
Total net expenses(e)	0.61	%(f)	0.61	%(d)
Net investment income	2.54%		2.11	%(d)
Supplemental data
Net assets, end of period (in thousands)	$12,510		$181
Portfolio turnover	413	%(g)	576	%(g)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116% and 164% for the years ended May 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$5.56		$5.76
Income from investment operations:
Net investment income	0.14		0.07
Net realized and unrealized loss	(0.01)		(0.07	)(b)
Total from investment operations	0.13		—
Less distributions to shareholders:
Net investment income	(0.19)		(0.09)
Net realized gains	(0.02)		(0.11)
Total distributions to shareholders	(0.21)		(0.20)
Net asset value, end of period	$5.48		$5.56
Total return	2.47%		0.04%
Ratios to average net assets(c)
Total gross expenses	0.57%		0.57	%(d)
Total net expenses(e)	0.53%		0.55	%(d)
Net investment income	2.62%		2.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$5,539		$506
Portfolio turnover	413	%(f)	576	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116% and 164% for the years ended May 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2014		2013(a)
Per share data
Net asset value, beginning of period	$5.58		$5.65
Income from investment operations:
Net investment income	0.12		0.09
Net realized and unrealized gain (loss)	(0.02)		0.09
Total from investment operations	0.10		0.18
Less distributions to shareholders:
Net investment income	(0.17)		(0.14)
Net realized gains	(0.02)		(0.11)
Total distributions to shareholders	(0.19)		(0.25)
Net asset value, end of period	$5.49		$5.58
Total return	1.94%		3.15%
Ratios to average net assets(b)
Total gross expenses	0.95%		0.94	%(c)
Total net expenses(d)	0.86	%(e)	0.86	%(c)
Net investment income	2.22%		1.75	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,393		$10,367
Portfolio turnover	413	%(f)	576	%(f)

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116% and 164% for the years ended May 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
31

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$5.56		$5.63		$5.46		$5.27
Income from investment operations:
Net investment income	0.13		0.11		0.16		0.11
Net realized and unrealized gain	(0.00	)(b)	0.09		0.21		0.23
Total from investment operations	0.13		0.20		0.37		0.34
Less distributions to shareholders:
Net investment income	(0.19)		(0.16)		(0.18)		(0.15)
Net realized gains	(0.02)		(0.11)		(0.02)		—
Total distributions to shareholders	(0.21)		(0.27)		(0.20)		(0.15)
Proceeds from regulatory settlements	—		—		0.00	(b)	—
Net asset value, end of period	$5.48		$5.56		$5.63		$5.46
Total return	2.40%		3.53%		6.82%		6.59%
Ratios to average net assets(c)
Total gross expenses	0.70%		0.69%		0.68%		0.62	%(d)
Total net expenses(e)	0.61	%(f)	0.61	%(f)	0.61	%(f)	0.58	%(d)
Net investment income	2.46%		2.01%		2.96%		3.12	%(d)
Supplemental data
Net assets, end of period (in thousands)	$452,308		$886,922		$424,251		$51,912
Portfolio turnover	413	%(g)	576	%(g)	545	%(g)	465	%(g)

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116%, 164%, 285% and 253% for the years ended May 31, 2014, 2013, 2012 and 2011, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
32

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available

Annual Report 2014
33

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Annual Report 2014
34

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to interest rate risk and volatility. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by

Annual Report 2014
35

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended May 31, 2014:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at May 31, 2013	—	—	—	—
Opened	1,115,250,000	5,712,525	1,593,500,000	4,801,619
Closed	631,750,000	4,774,463	200,000,000	2,037,500
Expired	233,500,000	788,062	1,393,500,000	2,764,119
Exercised	—	—	—	—
Balance at May 31, 2014	250,000,000	150,000	—	—

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Swaption Contracts

Swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations and volatility in interest rates. These instruments may be used for other purposes in future periods. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of a purchased swaption are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for

Annual Report 2014
36

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference securities. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference. This risk may be offset if the Fund holds any of the underlying reference. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2014:

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Options Purchased Calls(c)	6,427,328	—	6,427,328	—	—	6,071,374	355,954
Options Purchased Puts(c)	18,541,205	—	18,541,205	—	—	17,974,617	566,588
Total	24,968,533	—	24,968,533	—	—	24,045,991	922,542
			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(e)
Liability Derivatives:
Over-the-Counter Swap Contracts(f)	52,125	—	52,125	—	—	—	52,125
Options Contracts Written	576,625	—	576,625	—	—	—	576,625
Total	628,750	—	628,750	—	—	—	628,750

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Purchased options are included within investments at value on the Statement of Assets and Liabilities.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

(f) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

Annual Report 2014
37

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	362,858	*
Interest rate risk	Investments at value — unaffiliated issuers (for purchased options)	24,968,533
Total		25,331,391
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	90,723	*
Interest rate risk	Options contracts written, at value	576,625
Interest rate risk	Net assets — unrealized depreciation on swap contracts	52,125	*
Total		719,473

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Interest rate risk	9,491,051	(8,993,196)	(2,516)	495,339
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Interest rate risk	(475,532)	(6,683,338)	(52,125)	(7,210,995)

Annual Report 2014
38

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	279,315,486
Futures contracts — Short	393,311,314
Derivate Instrument	Average Market Value ($)*
Options contracts (purchased)	26,879,472
Options contracts (written)	(1,503,210)
Derivate Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Total return swaps	—	(13,200)

*Based on ending quarterly outstanding amounts for the year ended May 31, 2014.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a netting arrangement for repurchase agreements as well as the related collateral received by the Fund as of May 31, 2014:

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Repurchase Agreements	57,000,000	—	57,000,000	—	—	57,000,000	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and

Annual Report 2014
39

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonable assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise

Annual Report 2014
40

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.42% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $4,750.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

Annual Report 2014
41

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R4	0.19
Class R5	0.05
Class W	0.18
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $10,774.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $755,000 and $162,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $266,899 for Class A, $2,566 for Class B and $26,153 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	0.86%	0.86%
Class B	1.61	1.61
Class C	1.61	1.61
Class I	0.48	0.50
Class K	0.78	0.80
Class R4	0.61	0.61
Class R5	0.53	0.55
Class W	0.86	0.86
Class Z	0.61	0.61

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2014
42

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

At May 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, distributions, derivative investments, swap MTM and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$27,804,345
Accumulated net realized loss	(27,804,349)
Paid-in capital	4

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$67,252,420	$110,296,192
Long-term capital gains	4,866,033	7,351,152
Total	$72,118,453	$117,647,344

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,017,692
Capital loss carryforwards	(38,912,096)
Net unrealized appreciation	11,211,745

At May 31, 2014, the cost of investments for federal income tax purposes was $2,380,845,388 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$33,713,725
Unrealized depreciation	(22,501,980)
Net unrealized appreciation	11,211,745

The following capital loss carryforwards, determined at May 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	38,912,096

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However,

management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $10,285,269,885 and $11,112,856,251, respectively, for the year ended May 31, 2014, of which $9,731,731,646 and $10,394,820,709, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, one unaffiliated shareholder of record owned 14.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 55.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a

Annual Report 2014
43

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2014

commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 9. Significant Risks

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota

Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
44

Columbia U.S. Government Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia U.S. Government Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Government Mortgage Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
45

Columbia U.S. Government Mortgage Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
46

Columbia U.S. Government Mortgage Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
47

Columbia U.S. Government Mortgage Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
48

Columbia U.S. Government Mortgage Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
49

Columbia U.S. Government Mortgage Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
50

Columbia U.S. Government Mortgage Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
51

Columbia U.S. Government Mortgage Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia U.S. Government Mortgage Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
52

Columbia U.S. Government Mortgage Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
53

This page intentionally left blank.

Annual Report 2014
54

This page intentionally left blank.

Annual Report 2014
55

This page intentionally left blank.

Annual Report 2014
56

Columbia U.S. Government Mortgage Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
57

Columbia U.S. Government Mortgage Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN236_05_D01_(07/14)

Annual Report May 31, 2014

Columbia Select Large-Cap Value Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor’s 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Select Large-Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Select Large-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Select Large-Cap Value Fund (the Fund) Class A shares returned 20.20% excluding sales charges for the 12-month period that ended May 31, 2014.

>

The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 19.60% for the same 12-month period. The Fund lagged the broad-based S&P 500 Index, which returned 20.45% for the same time period.

>	Security selection in the consumer staples sector was the biggest driver of the Fund’s outperformance vs. the benchmark, while stock picks in consumer discretionary modestly detracted.

Average Annual Total Returns (%) (for period ended May 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		20.20	18.60	9.44
Including sales charges		13.30	17.20	8.79
Class B	04/25/97
Excluding sales charges		19.27	17.69	8.62
Including sales charges		14.27	17.48	8.62
Class C	05/27/99
Excluding sales charges		19.28	17.70	8.64
Including sales charges		18.28	17.70	8.64
Class I*	08/03/09	20.62	19.08	9.66
Class K*	08/03/09	20.31	18.75	9.51
Class R	04/30/03	19.91	18.28	9.12
Class R4*	11/08/12	20.51	18.70	9.49
Class R5	11/30/01	20.61	19.04	9.98
Class W*	09/27/10	20.18	18.30	8.79
Class Z*	09/27/10	20.50	18.83	9.55
Russell 1000 Value Index		19.60	18.44	8.00
S&P 500 Index		20.45	18.40	7.77

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Select Large-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 — May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Select Large-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Rosen

Kari Montanus

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2014)
Verizon Communications, Inc.	4.2
Applied Materials, Inc.	3.9
Citigroup, Inc.	3.6
Anadarko Petroleum Corp.	3.6
Freeport-McMoRan Copper & Gold, Inc.	3.6
JPMorgan Chase & Co.	3.5
Bank of America Corp.	3.4
Morgan Stanley	3.4
Wells Fargo & Co.	3.4
Altria Group, Inc.	3.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2014, Class A shares of the Fund returned 20.20% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 19.60% over the same 12 months. The Fund underperformed the broad-based S&P 500 Index, which returned 20.45% for the same time period. Favorable security selection helped the Fund outperform its benchmark. We maintained our focus on about 35 large-cap companies with strong free cash flow, reasonable earnings growth and attractive stock valuations that we believed had the potential for earnings acceleration over the next one to three years.

Continued Economic Growth Helped Drive Stock Market to New Highs

Despite a difficult winter, the U.S. economy continued to grow at a steady pace for the 12-month period, benefiting from new job gains that drove unemployment down to 6.3%, robust manufacturing activity and rising consumer confidence. The U.S. Federal Reserve (the Fed) held off tapering its monthly bond-buying program until early 2014 and Congress resolved its budget impasse, helping stocks to climb last summer and fall. Interest rates, which had risen in the first half of the period, declined in the second half, further fueling the stock market’s advance. Better-than-expected earnings growth also helped, driving U.S. stocks to new records in 2014. Within the benchmark, information technology and industrials posted the strongest returns, while financials — the largest sector weight in the benchmark and the Fund — and telecommunications services were laggards.

Biggest Boost from Consumer Staples

Security selection drove outperformance, with an especially strong contribution from consumer staples. Fueling the sector’s return was the Fund’s long-standing investment in Tyson Foods, a chicken, beef and pork processor. The stock, which represented close to 4% of the Fund’s assets, rose strongly over the 12-month period, benefiting from a sharp drop in corn feed costs and strong execution by management. Stock picks in energy and information technology also helped relative performance. Standouts included energy refiner Valero Energy, which benefited from discounted U.S. oil input costs and higher prices for refined products sold overseas. The Fund owned only two technology stocks, both of which performed quite well. Shares of networking equipment company Juniper Networks posted a sizable gain, thanks to a cyclical upturn in telecommunications capital spending on its networking equipment, cost cutting initiatives and a new CEO. Semiconductor capital equipment company Applied Materials saw its stock lifted by favorable secular trends, news of its merger with Tokyo Electron (not in the portfolio) and a new management team intent on streamlining the business. Elsewhere, positioning in financials helped, with notable gains from investments in the insurance and capital markets segments and from our decision to avoid the lagging real estate investment trusts group. Top individual contributors from other sectors included health insurer Humana, which saw the popularity of its products, growing demand from retiring baby boomers and better-than-expected government reimbursement rates boost its stock price.

Consumer Discretionary Was a Modest Detractor

Stock selection in consumer discretionary hampered relative performance. Among disappointments was an out-of-benchmark stake in The Gap, a clothing retailer whose stock underperformed as the harsh winter kept consumers indoors this year. Individual detractors included Citigroup and Philip Morris International. Shares of

4	Annual Report 2014

Columbia Select Large-Cap Value Fund

Manager Discussion of Fund Performance (continued)

diversified financial Citigroup fell when the company discovered a miscalculation that affected how much capital it could return to shareholders. An investment in tobacco company Philip Morris International underperformed due to currency movements in emerging markets and large tax increases in Russia, India and the Philippines.

Looking Ahead

The Fund ended the period with an economically sensitive bias. Although the current bull market has been one of the longest in history, we’re currently optimistic that a continued recovery in the economy will help drive solid earnings growth that may fuel further stock gains. We believe the equity market also stands to benefit if, as expected, the Fed keeps some stimulus in place and housing and employment pick up. Macroeconomic and geopolitical issues worldwide and potentially higher U.S. interest rates, however, remain concerns.

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	96.3
Consumer Discretionary	7.1
Consumer Staples	10.5
Energy	17.0
Financials	24.5
Health Care	7.3
Industrials	10.2
Information Technology	6.5
Materials	6.1
Telecommunication Services	4.1
Utilities	3.0
Money Market Funds	3.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because the Fund may hold a limited number of securities, the Fund as a whole is subject to greater risk of loss if any of those securities declines in price. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the financial services sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Select Large-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,076.00	1,019.05	6.11	5.94	1.18
Class B	1,000.00	1,000.00	1,072.00	1,015.31	9.97	9.70	1.93
Class C	1,000.00	1,000.00	1,072.00	1,015.31	9.97	9.70	1.93
Class I	1,000.00	1,000.00	1,078.10	1,020.99	4.09	3.98	0.79
Class K	1,000.00	1,000.00	1,076.50	1,019.55	5.59	5.44	1.08
Class R	1,000.00	1,000.00	1,074.60	1,017.80	7.40	7.19	1.43
Class R4	1,000.00	1,000.00	1,077.30	1,020.29	4.82	4.68	0.93
Class R5	1,000.00	1,000.00	1,077.60	1,020.74	4.35	4.23	0.84
Class W	1,000.00	1,000.00	1,076.40	1,019.05	6.11	5.94	1.18
Class Z	1,000.00	1,000.00	1,077.50	1,020.29	4.82	4.68	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Select Large-Cap Value Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 96.9%
Issuer	Shares	Value ($)

Consumer Discretionary 7.2%
Multiline Retail 2.1%

Nordstrom, Inc.	275,000	18,716,500

Specialty Retail 5.1%

Gap, Inc. (The)	625,000	25,768,750

Lowe’s Companies, Inc.	405,000	19,067,400

Total		44,836,150

Total Consumer Discretionary		63,552,650

Consumer Staples 10.6%
Food & Staples Retailing 1.3%

Costco Wholesale Corp.	100,500	11,660,010

Food Products 3.1%

Tyson Foods, Inc., Class A	643,618	27,328,020

Tobacco 6.2%

Altria Group, Inc.	687,241	28,561,736

Philip Morris International, Inc.	300,000	26,562,000

Total		55,123,736

Total Consumer Staples		94,111,766

Energy 17.1%
Oil, Gas & Consumable Fuels 17.1%

Anadarko Petroleum Corp.	300,000	30,858,000

Chevron Corp.	140,000	17,190,600

ConocoPhillips	300,000	23,982,000

Marathon Oil Corp.	425,000	15,580,500

Marathon Petroleum Corp.	250,000	22,347,500

Valero Energy Corp.	435,475	24,408,374

Williams Companies, Inc. (The)	375,000	17,610,000

Total		151,976,974

Total Energy		151,976,974

Financials 24.7%
Banks 13.5%

Bank of America Corp.	1,960,000	29,674,400

Citigroup, Inc.	650,000	30,920,500

JPMorgan Chase & Co.	540,000	30,007,800

Wells Fargo & Co.	580,000	29,452,400

Total		120,055,100

Capital Markets 3.4%

Morgan Stanley	960,000	29,625,600

Insurance 7.8%

MetLife, Inc.	450,000	22,918,500

Prudential Financial, Inc.	225,000	18,486,000

Common Stocks (continued)
Issuer	Shares	Value ($)

Unum Group	825,000	27,975,750

Total		69,380,250

Total Financials		219,060,950

Health Care 7.4%
Health Care Equipment & Supplies 1.7%

Baxter International, Inc.	200,000	14,882,000

Health Care Providers & Services 2.6%

Humana, Inc.	185,000	23,025,100

Pharmaceuticals 3.1%

Bristol-Myers Squibb Co.	550,000	27,357,000

Total Health Care		65,264,100

Industrials 10.2%
Aerospace & Defense 6.1%

General Dynamics Corp.	125,000	14,765,000

Honeywell International, Inc.	176,000	16,394,400

United Technologies Corp.	200,000	23,244,000

Total		54,403,400

Road & Rail 4.1%

CSX Corp.	600,000	17,640,000

Union Pacific Corp.	95,000	18,930,650

Total		36,570,650

Total Industrials		90,974,050

Information Technology 6.5%
Communications Equipment 2.7%

Juniper Networks, Inc.(a)	1,000,000	24,460,000

Semiconductors & Semiconductor Equipment 3.8%

Applied Materials, Inc.	1,658,000	33,475,020

Total Information Technology		57,935,020

Materials 6.1%
Chemicals 2.7%

EI du Pont de Nemours & Co.	340,000	23,565,400

Metals & Mining 3.4%

Freeport-McMoRan Copper & Gold, Inc.	900,000	30,645,000

Total Materials		54,210,400

Telecommunication Services 4.1%
Diversified Telecommunication Services 4.1%

Verizon Communications, Inc.	725,000	36,221,000

Total Telecommunication Services		36,221,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.0%
Independent Power and Renewable Electricity Producers 3.0%

AES Corp. (The)	1,910,000	26,931,000

Total Utilities		26,931,000

Total Common Stocks
(Cost: $559,547,392)		860,237,910

Money Market Funds 3.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.088%(b)(c)	32,859,842	32,859,842

Total Money Market Funds
(Cost: $32,859,842)		32,859,842

Total Investments
(Cost: $592,407,234)		893,097,752

Other Assets & Liabilities, Net		(4,890,937)

Net Assets		888,206,815

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	181,190,437	(148,330,595)	32,859,842	10,220	32,859,842

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	63,552,650	—	—	63,552,650

Consumer Staples	94,111,766	—	—	94,111,766

Energy	151,976,974	—	—	151,976,974

Financials	219,060,950	—	—	219,060,950

Health Care	65,264,100	—	—	65,264,100

Industrials	90,974,050	—	—	90,974,050

Information Technology	57,935,020	—	—	57,935,020

Materials	54,210,400	—	—	54,210,400

Telecommunication Services	36,221,000	—	—	36,221,000

Utilities	26,931,000	—	—	26,931,000

Total Equity Securities	860,237,910	—	—	860,237,910

Mutual Funds

Money Market Funds	32,859,842	—	—	32,859,842

Total Mutual Funds	32,859,842	—	—	32,859,842

Total	893,097,752	—	—	893,097,752

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Select Large-Cap Value Fund

Statement of Assets and Liabilities

May 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $559,547,392)	$860,237,910

Affiliated issuers (identified cost $32,859,842)	32,859,842

Total investments (identified cost $592,407,234)	893,097,752

Receivable for:

Capital shares sold	2,074,668

Dividends	1,812,017

Expense reimbursement due from Investment Manager	1,342

Prepaid expenses	503

Total assets	896,986,282

Liabilities

Payable for:

Investments purchased	7,232,538

Capital shares purchased	1,109,872

Investment management fees	16,732

Distribution and/or service fees	5,853

Transfer agent fees	258,612

Administration fees	1,406

Plan administration fees	4

Compensation of board members	22,944

Other expenses	131,506

Total liabilities	8,779,467

Net assets applicable to outstanding capital stock	$888,206,815

Represented by

Paid-in capital	$577,076,760

Undistributed net investment income	2,902,020

Accumulated net realized gain	7,537,517

Unrealized appreciation (depreciation) on:

Investments	300,690,518

Total — representing net assets applicable to outstanding capital stock	$888,206,815

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Select Large-Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A

Net assets	$447,665,488

Shares outstanding	20,182,248

Net asset value per share	$22.18

Maximum offering price per share(a)	$23.53

Class B

Net assets	$2,392,881

Shares outstanding	116,044

Net asset value per share	$20.62

Class C

Net assets	$79,364,966

Shares outstanding	3,851,107

Net asset value per share	$20.61

Class I

Net assets	$146,724,073

Shares outstanding	6,422,801

Net asset value per share	$22.84

Class K

Net assets	$18,306

Shares outstanding	804

Net asset value per share(b)	$22.78

Class R

Net assets	$19,834,777

Shares outstanding	906,135

Net asset value per share	$21.89

Class R4

Net assets	$8,236,720

Shares outstanding	356,574

Net asset value per share	$23.10

Class R5

Net assets	$2,230,180

Shares outstanding	97,505

Net asset value per share	$22.87

Class W

Net assets	$40,475,004

Shares outstanding	1,833,968

Net asset value per share	$22.07

Class Z

Net assets	$141,264,420

Shares outstanding	6,179,679

Net asset value per share	$22.86

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Select Large-Cap Value Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$14,703,045
Dividends — affiliated issuers	10,220

Total income	14,713,265

Expenses:
Investment management fees	4,879,253
Distribution and/or service fees
Class A	892,645
Class B	23,791
Class C	639,092
Class R	85,987
Class W	46,780
Transfer agent fees
Class A	704,897
Class B	4,809
Class C	126,115
Class K	12
Class R	33,901
Class R4	12,444
Class R5	4,098
Class W	38,178
Class Z	174,217
Administration fees	410,760
Plan administration fees
Class K	67
Compensation of board members	21,745
Custodian fees	8,051
Printing and postage fees	87,655
Registration fees	134,057
Professional fees	36,290
Line of credit interest expense	351
Other	33,094

Total expenses	8,398,289
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(402,411)
Expense reductions	(1,981)

Total net expenses	7,993,897

Net investment income	6,719,368

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	14,881,962

Net realized gain	14,881,962
Net change in unrealized appreciation (depreciation) on:
Investments	108,599,545

Net change in unrealized appreciation (depreciation)	108,599,545

Net realized and unrealized gain	123,481,507

Net increase in net assets resulting from operations	$130,200,875

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations

Net investment income	$6,719,368	$5,819,000

Net realized gain	14,881,962	18,504,119

Net change in unrealized appreciation (depreciation)	108,599,545	140,239,328

Net increase in net assets resulting from operations	130,200,875	164,562,447

Distributions to shareholders

Net investment income

Class A	(4,228,890)	(3,177,085)

Class B	(13,299)	(11,410)

Class C	(362,430)	(307,096)

Class I	(2,153,731)	(1,644,961)

Class K	(296)	(359)

Class R	(173,233)	(155,212)

Class R4	(119,794)	(43)

Class R5	(63,501)	(10,527)

Class W	(255,488)	(313,476)

Class Z	(1,206,234)	(379,861)

Net realized gains

Class A	(6,957,529)	(8,104,231)

Class B	(50,431)	(84,855)

Class C	(1,374,410)	(1,627,437)

Class I	(2,705,976)	(3,197,309)

Class K	(449)	(836)

Class R	(351,301)	(451,244)

Class R4	(164,191)	(84)

Class R5	(81,663)	(21,476)

Class W	(421,576)	(850,174)

Class Z	(1,669,498)	(915,151)

Total distributions to shareholders	(22,353,920)	(21,252,827)

Increase (decrease) in net assets from capital stock activity	216,123,749	(47,969,818)

Total increase in net assets	323,970,704	95,339,802

Net assets at beginning of year	564,236,111	468,896,309

Net assets at end of year	$888,206,815	$564,236,111

Undistributed net investment income	$2,902,020	$4,759,548

(a)	Class R4 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	7,661,307	158,175,071	2,941,602	49,353,563

Distributions reinvested	482,784	9,955,002	621,628	9,970,914

Redemptions	(3,728,544)	(75,643,954)	(4,073,077)	(66,305,598)

Net increase (decrease)	4,415,547	92,486,119	(509,847)	(6,981,121)

Class B shares

Subscriptions	17,412	334,378	8,837	142,975

Distributions reinvested	2,289	44,010	4,655	69,831

Redemptions(b)	(42,880)	(812,980)	(71,576)	(1,087,447)

Net decrease	(23,179)	(434,592)	(58,084)	(874,641)

Class C shares

Subscriptions	1,401,753	27,004,236	551,519	8,675,135

Distributions reinvested	55,050	1,058,052	73,021	1,094,578

Redemptions	(620,948)	(11,862,852)	(887,329)	(13,542,758)

Net increase (decrease)	835,855	16,199,436	(262,789)	(3,773,045)

Class I shares

Subscriptions	161,892	3,372,851	1,237,075	22,471,954

Distributions reinvested	229,216	4,859,388	294,163	4,841,915

Redemptions	(860,028)	(18,266,510)	(869,062)	(15,155,347)

Net increase (decrease)	(468,920)	(10,034,271)	662,176	12,158,522

Class K shares

Distributions reinvested	22	450	52	860

Redemptions	(801)	(17,595)	—	—

Net increase (decrease)	(779)	(17,145)	52	860

Class R shares

Subscriptions	392,327	8,018,613	435,638	6,980,771

Distributions reinvested	7,710	157,051	9,181	145,515

Redemptions	(314,700)	(6,444,486)	(385,538)	(6,242,979)

Net increase	85,337	1,731,178	59,281	883,307

Class R4 shares

Subscriptions	421,596	8,892,317	74,151	1,381,361

Distributions reinvested	7,338	157,410	—	—

Redemptions	(146,511)	(3,228,427)	—	—

Net increase	282,423	5,821,300	74,151	1,381,361

Class R5 shares

Subscriptions	722,997	14,085,538	167,902	3,044,067

Distributions reinvested	6,733	142,952	1,793	29,562

Redemptions	(836,747)	(17,726,102)	(37,616)	(622,173)

Net increase (decrease)	(107,017)	(3,497,612)	132,079	2,451,456

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	1,985,282	41,701,037	334,676	5,150,399

Distributions reinvested	33,005	676,938	72,856	1,163,508

Redemptions	(191,906)	(4,077,228)	(2,524,105)	(42,214,545)

Net increase (decrease)	1,826,381	38,300,747	(2,116,573)	(35,900,638)

Class Z shares

Subscriptions	4,254,548	90,619,341	1,949,692	34,080,177

Distributions reinvested	91,725	1,946,411	55,994	923,334

Redemptions	(800,984)	(16,997,163)	(3,179,346)	(52,319,390)

Net increase (decrease)	3,545,289	75,568,589	(1,173,660)	(17,315,879)

Total net increase (decrease)	10,390,937	216,123,749	(3,193,214)	(47,969,818)

(a)	Class R4 shares are for the period from November 8, 2012 to May 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Select Large-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,						Year Ended December 31,
Class A	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$19.05		$14.31		$14.12		$14.70		$12.31	$9.77

Income from investment operations:

Net investment income	0.19		0.19		0.06		0.12		0.09	0.10

Net realized and unrealized gain (loss)	3.61		5.31		0.13		(0.28)		2.39	2.45

Total from investment operations	3.80		5.50		0.19		(0.16)		2.48	2.55

Less distributions to shareholders:

Net investment income	(0.26)		(0.21)		—		(0.09)		(0.04)	(0.01)

Net realized gains	(0.41)		(0.55)		—		(0.33)		(0.05)	(0.00	)(b)

Total distributions to shareholders	(0.67)		(0.76)		—		(0.42)		(0.09)	(0.01)

Net asset value, end of period	$22.18		$19.05		$14.31		$14.12		$14.70	$12.31

Total return	20.20%		39.43%		1.35%		(1.01%)		20.21%	26.07%

Ratios to average net assets(c)

Total gross expenses	1.25	%(d)	1.34%		1.35	%(e)	1.28%		1.37%	1.61%

Total net expenses(f)	1.18	%(d)(g)	1.24	%(g)	1.25	%(e)	1.26	%(g)	1.37%	1.61%

Net investment income	0.92%		1.17%		0.89	%(e)	0.81%		0.66%	0.87%

Supplemental data

Net assets, end of period (in thousands)	$447,665		$300,415		$232,859		$243,514		$271,885	$202,826

Portfolio turnover	8%		18%		5%		14%		12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class B	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$17.76		$13.36		$13.23		$13.81		$11.62	$9.29

Income from investment operations:

Net investment income (loss)	0.03		0.06		0.01		0.00	(b)	(0.01)	(0.01)

Net realized and unrealized gain (loss)	3.35		4.96		0.12		(0.25)		2.25	2.34

Total from investment operations	3.38		5.02		0.13		(0.25)		2.24	2.33

Less distributions to shareholders:

Net investment income	(0.11)		(0.07)		—		—		—	—

Net realized gains	(0.41)		(0.55)		—		(0.33)		(0.05)	(0.00	)(b)

Total distributions to shareholders	(0.52)		(0.62)		—		(0.33)		(0.05)	(0.00	)(b)

Net asset value, end of period	$20.62		$17.76		$13.36		$13.23		$13.81	$11.62

Total return	19.27%		38.42%		0.98%		(1.72%)		19.30%	25.10%

Ratios to average net assets(c)

Total gross expenses	2.00	%(d)	2.09%		2.10	%(e)	2.03%		2.14%	2.54%

Total net expenses(f)	1.93	%(d)(g)	1.99	%(g)	2.00	%(e)	2.01	%(g)	2.14%	2.54%

Net investment income (loss)	0.17%		0.42%		0.13	%(e)	0.02%		(0.10%)	(0.08%)

Supplemental data

Net assets, end of period (in thousands)	$2,393		$2,472		$2,635		$3,083		$5,138	$5,890

Portfolio turnover	8%		18%		5%		14%		12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class C	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$17.75		$13.37		$13.24		$13.83		$11.63	$9.30

Income from investment operations:

Net investment income (loss)	0.03		0.06		0.01		0.01		(0.01)	(0.01)

Net realized and unrealized gain (loss)	3.35		4.97		0.12		(0.27)		2.26	2.34

Total from investment operations	3.38		5.03		0.13		(0.26)		2.25	2.33

Less distributions to shareholders:

Net investment income	(0.11)		(0.10)		—		—		—	—

Net realized gains	(0.41)		(0.55)		—		(0.33)		(0.05)	(0.00	)(b)

Total distributions to shareholders	(0.52)		(0.65)		—		(0.33)		(0.05)	(0.00	)(b)

Net asset value, end of period	$20.61		$17.75		$13.37		$13.24		$13.83	$11.63

Total return	19.28%		38.51%		0.98%		(1.80%)		19.37%	25.07%

Ratios to average net assets(c)

Total gross expenses	2.00	%(d)	2.09%		2.10	%(e)	2.03%		2.13%	2.51%

Total net expenses(f)	1.93	%(d)(g)	1.99	%(g)	2.00	%(e)	2.01	%(g)	2.13%	2.51%

Net investment income (loss)	0.17%		0.42%		0.15	%(e)	0.06%		(0.09%)	(0.05%)

Supplemental data

Net assets, end of period (in thousands)	$79,365		$53,515		$43,840		$44,484		$48,210	$40,630

Portfolio turnover	8%		18%		5%		14%		12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,					Year Ended December 31,
Class I	2014		2013	2012(a)		2011	2010	2009(b)
Per share data
Net asset value, beginning of period	$19.60		$14.69	$14.48		$15.07	$12.60	$11.64

Income from investment operations:

Net investment income	0.28		0.27	0.09		0.19	0.15	0.08

Net realized and unrealized gain (loss)	3.71		5.47	0.12		(0.29)	2.47	0.90

Total from investment operations	3.99		5.74	0.21		(0.10)	2.62	0.98

Less distributions to shareholders:

Net investment income	(0.34)		(0.28)	—		(0.16)	(0.10)	(0.02)

Net realized gains	(0.41)		(0.55)	—		(0.33)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.75)		(0.83)	—		(0.49)	(0.15)	(0.02)

Net asset value, end of period	$22.84		$19.60	$14.69		$14.48	$15.07	$12.60

Total return	20.62%		40.13%	1.45%		(0.59%)	20.80%	8.41%

Ratios to average net assets(d)

Total gross expenses	0.80	%(e)	0.83%	0.86	%(f)	0.84%	0.92%	0.89	%(f)

Total net expenses(g)	0.78	%(e)	0.83%	0.85	%(f)	0.84%	0.92%	0.89	%(f)

Net investment income	1.32%		1.58%	1.29	%(f)	1.29%	1.13%	1.66	%(f)

Supplemental data

Net assets, end of period (in thousands)	$146,724		$135,066	$91,542		$107,682	$72,971	$23,870

Portfolio turnover	8%		18%	5%		14%	12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,					Year Ended December 31,
Class K	2014		2013	2012(a)		2011	2010	2009(b)
Per share data
Net asset value, beginning of period	$19.55		$14.66	$14.47		$15.06	$12.59	$11.64

Income from investment operations:

Net investment income	0.21		0.22	0.07		0.14	0.11	0.07

Net realized and unrealized gain (loss)	3.71		5.45	0.12		(0.29)	2.47	0.89

Total from investment operations	3.92		5.67	0.19		(0.15)	2.58	0.96

Less distributions to shareholders:

Net investment income	(0.28)		(0.23)	—		(0.11)	(0.06)	(0.01)

Net realized gains	(0.41)		(0.55)	—		(0.33)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.69)		(0.78)	—		(0.44)	(0.11)	(0.01)

Net asset value, end of period	$22.78		$19.55	$14.66		$14.47	$15.06	$12.59

Total return	20.31%		39.69%	1.31%		(0.90%)	20.50%	8.29%

Ratios to average net assets(d)

Total gross expenses	1.09	%(e)	1.13%	1.14	%(f)	1.14%	1.21%	1.21	%(f)

Total net expenses(g)	1.07	%(e)	1.13%	1.13	%(f)	1.14%	1.21%	1.21	%(f)

Net investment income	1.02%		1.28%	1.02	%(f)	0.94%	0.83%	1.34	%(f)

Supplemental data

Net assets, end of period (in thousands)	$18		$31	$22		$22	$23	$5

Portfolio turnover	8%		18%	5%		14%	12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class R	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$18.81		$14.15		$13.98		$14.55		$12.19	$9.70

Income from investment operations:

Net investment income	0.14		0.15		0.04		0.08		0.05	0.04

Net realized and unrealized gain (loss)	3.56		5.24		0.13		(0.27)		2.37	2.45

Total from investment operations	3.70		5.39		0.17		(0.19)		2.42	2.49

Less distributions to shareholders:

Net investment income	(0.21)		(0.18)		—		(0.05)		(0.01)	—

Net realized gains	(0.41)		(0.55)		—		(0.33)		(0.05)	(0.00	)(b)

Total distributions to shareholders	(0.62)		(0.73)		—		(0.38)		(0.06)	(0.00	)(b)

Net asset value, end of period	$21.89		$18.81		$14.15		$13.98		$14.55	$12.19

Total return	19.91%		39.09%		1.22%		(1.23%)		19.91%	25.69%

Ratios to average net assets(c)

Total gross expenses	1.50	%(d)	1.59%		1.60	%(e)	1.53%		1.66%	2.04%

Total net expenses(f)	1.43	%(d)(g)	1.49	%(g)	1.50	%(e)	1.51	%(g)	1.66%	2.04%

Net investment income	0.67%		0.95%		0.67	%(e)	0.55%		0.38%	0.41%

Supplemental data

Net assets, end of period (in thousands)	$19,835		$15,443		$10,773		$9,720		$11,594	$8,288

Portfolio turnover	8%		18%		5%		14%		12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$19.81		$16.22

Income from investment operations:

Net investment income	0.25		0.17

Net realized and unrealized gain	3.76		4.24

Total from investment operations	4.01		4.41

Less distributions to shareholders:

Net investment income	(0.31)		(0.27)

Net realized gains	(0.41)		(0.55)

Total distributions to shareholders	(0.72)		(0.82)

Net asset value, end of period	$23.10		$19.81

Total return	20.51%		28.18%

Ratios to average net assets(b)

Total gross expenses	1.00	%(c)	1.06	%(d)

Total net expenses(e)	0.93	%(c)(f)	0.95	%(d)

Net investment income	1.15%		1.62	%(d)

Supplemental data

Net assets, end of period (in thousands)	$8,237		$1,469

Portfolio turnover	8%		18%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,					Year Ended December 31,
Class R5	2014		2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$19.62		$14.71	$14.50		$15.09	$12.62	$9.96

Income from investment operations:

Net investment income	0.25		0.28	0.09		0.18	0.15	0.11

Net realized and unrealized gain (loss)	3.74		5.44	0.12		(0.28)	2.46	2.55

Total from investment operations	3.99		5.72	0.21		(0.10)	2.61	2.66

Less distributions to shareholders:

Net investment income	(0.33)		(0.26)	—		(0.16)	(0.09)	—

Net realized gains	(0.41)		(0.55)	—		(0.33)	(0.05)	(0.00	)(b)

Total distributions to shareholders	(0.74)		(0.81)	—		(0.49)	(0.14)	(0.00	)(b)

Net asset value, end of period	$22.87		$19.62	$14.71		$14.50	$15.09	$12.62

Total return	20.61%		39.96%	1.45%		(0.62%)	20.73%	26.72%

Ratios to average net assets(c)

Total gross expenses	0.85	%(d)	0.87%	0.89	%(e)	0.87%	0.98%	1.48%

Total net expenses(f)	0.81	%(d)	0.87%	0.88	%(e)	0.87%	0.98%	1.48%

Net investment income	1.20%		1.64%	1.31	%(e)	1.21%	1.09%	1.10%

Supplemental data

Net assets, end of period (in thousands)	$2,230		$4,014	$1,065		$1,731	$1,606	$718

Portfolio turnover	8%		18%	5%		14%	12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class W	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$18.96		$14.24		$14.06		$14.66		$13.12

Income from investment operations:

Net investment income (loss)	0.19		0.19		0.06		0.14		(0.00	)(c)

Net realized and unrealized gain (loss)	3.59		5.28		0.12		(0.29)		1.68

Total from investment operations	3.78		5.47		0.18		(0.15)		1.68

Less distributions to shareholders:

Net investment income	(0.26)		(0.20)		—		(0.12)		(0.09)

Net realized gains	(0.41)		(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.67)		(0.75)		—		(0.45)		(0.14)

Net asset value, end of period	$22.07		$18.96		$14.24		$14.06		$14.66

Total return	20.18%		39.38%		1.28%		(0.95%)		12.80%

Ratios to average net assets(d)

Total gross expenses	1.26	%(e)	1.35%		1.35	%(f)	1.27%		2.30	%(f)

Total net expenses(g)	1.18	%(e)(h)	1.25	%(h)	1.25	%(f)	1.25	%(h)	2.30	%(f)

Net investment income (loss)	0.92%		1.19%		0.89	%(f)	0.97%		(0.11	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$40,475		$144		$30,250		$29,913		$11,833

Portfolio turnover	8%		18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class Z	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$19.61		$14.68		$14.48		$15.07		$13.48

Income from investment operations:

Net investment income	0.25		0.22		0.07		0.19		0.03

Net realized and unrealized gain (loss)	3.71		5.48		0.13		(0.30)		1.70

Total from investment operations	3.96		5.70		0.20		(0.11)		1.73

Less distributions to shareholders:

Net investment income	(0.30)		(0.22)		—		(0.15)		(0.09)

Net realized gains	(0.41)		(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.71)		(0.77)		—		(0.48)		(0.14)

Net asset value, end of period	$22.86		$19.61		$14.68		$14.48		$15.07

Total return	20.50%		39.84%		1.38%		(0.68%)		12.88%

Ratios to average net assets(c)

Total gross expenses	1.00	%(d)	1.09%		1.10	%(e)	1.02%		1.11	%(e)

Total net expenses(f)	0.93	%(d)(g)	0.99	%(g)	1.00	%(e)	1.01	%(g)	1.11	%(e)

Net investment income	1.17%		1.33%		1.12	%(e)	1.32%		0.87	%(e)

Supplemental data

Net assets, end of period (in thousands)	$141,264		$51,667		$55,909		$63,277		$8

Portfolio turnover	8%		18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Select Large-Cap Value Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the

26	Annual Report 2014

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.70% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom

Annual Report 2014	27

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $2,405.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.20
Class R4	0.20
Class R5	0.05
Class W	0.20
Class Z	0.20

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $118,107. The liability remaining at May 31, 2014 for non-recurring charges associated with the lease amounted to $68,976 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $1,981.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s

28	Annual Report 2014

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $37,000 and $2,833,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $476,577 for Class A, $2,221 for Class B and $1,789 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Class I	0.79	0.76
Class K	1.09	1.06
Class R	1.43	1.43
Class R4	0.93	0.93
Class R5	0.84	0.81
Class W	1.18	1.18
Class Z	0.93	0.93

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2014 ($)	Year Ended May 31, 2013 ($)
Ordinary income	9,167,392	6,252,773
Long-term capital gains	13,186,528	15,000,054
Total	22,353,920	21,252,827

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	5,535,180
Undistributed long-term capital gains	11,965,540
Net unrealized appreciation	293,652,443

At May 31, 2014, the cost of investments for federal income tax purposes was $599,445,309 and the aggregate gross

Annual Report 2014	29

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$294,851,492
Unrealized depreciation	(1,199,049)
Net unrealized appreciation	293,652,443

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $231,107,160 and $58,053,325, respectively, for the year ended May 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends – affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, two unaffiliated shareholders of record owned 39.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 29.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended May 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $10,800,000 at a weighted average interest rate of 1.17%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers

30	Annual Report 2014

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	31

Columbia Select Large-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large-Cap Value Fund (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 22, 2014

32	Annual Report 2014

Columbia Select Large-Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$13,700,289

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014	33

Columbia Select Large-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

34	Annual Report 2014

Columbia Select Large-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	35

Columbia Select Large-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005- April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006- August 2012	186	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

36	Annual Report 2014

Columbia Select Large-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	37

Columbia Select Large-Cap Value Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large-Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

38	Annual Report 2014

Columbia Select Large-Cap Value Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds’ standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund’s total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014	39

Columbia Select Large-Cap Value Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

40	Annual Report 2014

Columbia Select Large-Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	41

Columbia Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN216_05_D01_(07/14)

Annual Report May 31, 2014

Columbia Select Smaller-Cap Value Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor’s 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Select Smaller-Cap Value Fund (the Fund) Class A shares returned 22.30% excluding sales charges for the 12-month period that ended May 31, 2014.

>	The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 16.87% for the same 12-month period.

>	Nine out of 10 sectors contributed to the Fund’s outperformance vs. the benchmark during the period.

Average Annual Total Returns (%) (for period ended May 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		22.30	20.34	8.72
Including sales charges		15.25	18.93	8.07
Class B	04/25/97
Excluding sales charges		21.33	19.45	7.90
Including sales charges		16.33	19.25	7.90
Class C	05/27/99
Excluding sales charges		21.37	19.46	7.91
Including sales charges		20.37	19.46	7.91
Class I*	08/03/09	22.83	20.90	8.97
Class K*	08/03/09	22.45	20.55	8.81
Class R	04/30/03	22.01	20.04	8.42
Class R4*	11/08/12	22.64	20.44	8.76
Class R5	11/30/01	22.80	20.83	9.27
Class Z*	09/27/10	22.63	20.57	8.82
Russell 2000 Value Index		16.87	18.77	8.30
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 — May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Rosen

Kari Montanus

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2014)
Hanesbrands, Inc.	3.9
United Continental Holdings, Inc.	3.8
Telephone & Data Systems, Inc.	3.6
Swift Transportation Co.	3.5
Lincoln National Corp.	3.3
WellCare Health Plans, Inc.	3.2
Superior Energy Services, Inc.	3.1
Belden, Inc.	3.1
Waste Connections, Inc.	3.1
EnerSys, Inc.	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2014, the Fund’s Class A shares returned 22.30% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 16.87% during the same time period. Security selection and sector allocations drove outperformance, with positive contributions from nine out of the benchmark’s 10 sectors. The Fund maintained its focus on 40 to 50 attractively-priced stocks issued by smaller companies that we currently believe have favorable earnings growth prospects over the next one to three years, based on current market conditions.

Continued Economic Growth Helped Drive Stock Market to New Highs

Despite a difficult winter, the U.S. economy grew at a steady pace for the 12-month period. New job gains drove unemployment down to 6.3%, manufacturing activity was robust and consumer confidence rose. The U.S. Federal Reserve (Fed) held off tapering its monthly bond-buying program until January 2014 and Congress resolved its budget impasse, paving the way for stock market gains last summer and fall. Interest rates, which had edged higher in the first half of the period, declined in the second half, further supporting the market’s advance. Better-than-expected earnings growth also helped propel stocks to new records in 2014. All market capitalizations and disciplines participated. Within the benchmark, health care delivered the strongest gain, while the telecommunications services sector was up only modestly.

Health Care and Financials Were Biggest Drivers of Outperformance

Having an overweight and strong security selection in the top-performing health care sector gave a sizable boost to relative performance. An out-of-benchmark investment in specialty pharmaceutical company Salix Pharmaceuticals stood out. The stock rallied strongly for the year, buoyed by increased market penetration for its core product, a treatment for hepatic encephalopathy, potential to expand into other gastrointestinal indications, the acquisition of Santarus and continued takeover speculation. Shares of health insurer WellCare Health Plans also had a great run, benefiting from increased demand from aging baby boomers for private Medicare Advantage insurance plans and growing interest by states in outsourcing their Medicaid coverage. Financials further contributed, mainly because the Fund had little exposure to the weaker performing real estate investment trust (REIT) group and an overweight and good security selection in the insurance segment.

Industrials Provided an Added Boost

Stock picks in industrials also aided relative performance. Winners included lead acid battery manufacturer EnerSys, whose shares rose strongly over the 12-month period, as applications for its products expanded and a leading competitor declared bankruptcy. Trucking company Swift Transportation saw its stock rise sharply, thanks to strong earnings growth that was fueled by debt restructuring, good cost control and improved industry pricing. Materials and energy helped performance vs. the benchmark, although the biggest individual winners came from elsewhere. They included underwear manufacturer Hanesbrands in the consumer discretionary sector and health foods company WhiteWave Foods in consumer staples. Shares of Hanesbrands benefited from the company’s low production costs, a recent accretive acquisition and margin expansion coming from value-added product offerings. Shares of health foods company WhiteWave, which was spun off from Deans

4	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance (continued)

Foods (also in the portfolio) last summer, gained from growing consumer interest in the organic foods category. Hanesbrands, White Wave and Swift were all out-of-benchmark positions.

Security Selection in Technology Hindered Relative Performance

Stock picks in information technology detracted from performance vs. the benchmark. Individual disappointments included BroadSoft, which develops software for telecommunications services providers to use in delivering voice and data services, and Calix, a telecommunication equipment company. Both companies experienced quarterly earnings disappointments that were the result of lumpy spending patterns by telecommunication companies. Shares of Cypress Semiconductor also hurt, as slowing smartphone growth and increasing competition negatively affected its Touch chip business. BroadSoft and Cypress were out-of-benchmark positions, and Cypress was no longer in the portfolio at period end.

Looking Ahead

Although this has been one of the longest bull markets in history, we are optimistic that continued economic expansion and relatively low interest rates will help drive earnings growth that can fuel further stock market gains. In our view, small cap stocks also stand to benefit from a pickup in mergers and acquisitions, which may occur as larger companies with cash on their balance sheets seek new avenues of growth. The Fund ended the period with an economically sensitive bias that included taking advantage of buying opportunities in the information technology sector over the past year.

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	99.5
Consumer Discretionary	16.3
Consumer Staples	6.1
Energy	9.9
Financials	13.5
Health Care	12.0
Industrials	20.1
Information Technology	12.4
Materials	4.5
Telecommunication Services	4.7
Money Market Funds	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Investments in small companies often involve greater risks than investments in larger, more established companies. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because the Fund may hold a limited number of securities, the Fund as a whole is subject to greater risk of loss if any of those securities declines in price. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the industrials sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Select Smaller-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.20	1,017.95	7.09	7.04	1.40
Class B	1,000.00	1,000.00	1,027.50	1,014.21	10.87	10.80	2.15
Class C	1,000.00	1,000.00	1,027.50	1,014.21	10.87	10.80	2.15
Class I	1,000.00	1,000.00	1,033.80	1,020.29	4.72	4.68	0.93
Class K	1,000.00	1,000.00	1,032.10	1,018.80	6.23	6.19	1.23
Class R	1,000.00	1,000.00	1,030.30	1,016.70	8.35	8.30	1.65
Class R4	1,000.00	1,000.00	1,032.90	1,019.25	5.78	5.74	1.14
Class R5	1,000.00	1,000.00	1,033.50	1,020.04	4.97	4.94	0.98
Class Z	1,000.00	1,000.00	1,032.70	1,019.20	5.83	5.79	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%
Issuer	Shares	Value ($)

Consumer Discretionary 16.3%
Auto Components 2.2%

American Axle & Manufacturing Holdings, Inc.(a)	582,531	10,800,125

Diversified Consumer Services 2.0%

Sotheby’s	250,000	9,870,000

Hotels, Restaurants & Leisure 2.4%

Texas Roadhouse, Inc.	470,000	11,881,600

Household Durables 2.9%

Lennar Corp., Class A	340,000	13,906,000

Specialty Retail 2.9%

Chico’s FAS, Inc.	450,000	6,822,000

Vitamin Shoppe, Inc.(a)	165,000	7,091,700

Total		13,913,700

Textiles, Apparel & Luxury Goods 3.9%

Hanesbrands, Inc.	225,000	19,086,750

Total Consumer Discretionary		79,458,175

Consumer Staples 6.1%
Food Products 3.5%

Dean Foods Co.	307,500	5,344,350

WhiteWave Foods Co. (The), Class A(a)	375,000	11,808,750

Total		17,153,100

Personal Products 2.6%

Herbalife Ltd.	195,000	12,641,850

Total Consumer Staples		29,794,950

Energy 9.9%
Energy Equipment & Services 7.5%

Exterran Holdings, Inc.	295,000	12,313,300

Superior Energy Services, Inc.	450,000	14,935,500

Tetra Technologies, Inc.(a)	800,000	9,224,000

Total		36,472,800

Oil, Gas & Consumable Fuels 2.4%

Oasis Petroleum, Inc.(a)	235,000	11,632,500

Total Energy		48,105,300

Financials 13.6%
Insurance 10.5%

Endurance Specialty Holdings Ltd.	260,000	13,447,200

Hanover Insurance Group, Inc. (The)	235,000	14,111,750

Lincoln National Corp.	330,000	15,826,800

Meadowbrook Insurance Group, Inc.	1,100,000	7,491,000

Total		50,876,750

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 1.3%

Gaming and Leisure Properties, Inc.	189,918	6,373,648

Thrifts & Mortgage Finance 1.8%

Ladder Capital Corp., Class A(a)	472,206	8,759,422

Total Financials		66,009,820

Health Care 12.1%
Health Care Equipment & Supplies 2.0%

Analogic Corp.	102,500	7,002,800

Sirona Dental Systems, Inc.(a)	35,000	2,632,700

Total		9,635,500

Health Care Providers & Services 3.2%

WellCare Health Plans, Inc.(a)	202,500	15,683,625

Life Sciences Tools & Services 1.4%

Bruker Corp.(a)	325,000	6,808,750

Pharmaceuticals 5.5%

Impax Laboratories, Inc.(a)	500,492	13,893,658

Salix Pharmaceuticals Ltd.(a)	110,000	12,548,800

Total		26,442,458

Total Health Care		58,570,333

Industrials 20.1%
Aerospace & Defense 1.7%

Cubic Corp.	165,000	8,027,250

Airlines 3.8%

United Continental Holdings, Inc.(a)	420,000	18,635,400

Building Products 1.2%

Armstrong World Industries, Inc.(a)	110,918	5,886,418

Commercial Services & Supplies 3.0%

Waste Connections, Inc.	325,000	14,810,250

Electrical Equipment 3.0%

EnerSys, Inc.	210,000	14,498,400

Machinery 3.9%

Mueller Industries, Inc.	450,000	12,969,000

Wabash National Corp.(a)	425,000	5,818,250

Total		18,787,250

Professional Services —%

Mistras Group, Inc.(a)	1,617	36,803

Road & Rail 3.5%

Swift Transportation Co.(a)	690,000	17,084,400

Total Industrials		97,766,171

Information Technology 12.5%
Communications Equipment 4.4%

Calix, Inc.(a)	703,100	5,737,296

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Extreme Networks, Inc.(a)	1,922,351	7,650,957

JDS Uniphase Corp.(a)	750,000	8,227,500

Total		21,615,753

Electronic Equipment, Instruments & Components 3.1%

Belden, Inc.	207,000	14,901,930

IT Services 1.8%

CACI International, Inc., Class A(a)	120,441	8,599,487

Semiconductors & Semiconductor Equipment 1.4%

ON Semiconductor Corp.(a)	780,000	6,778,200

Software 1.8%

BroadSoft, Inc.(a)	400,000	8,628,000

Total Information Technology		60,523,370

Materials 4.5%
Chemicals 2.5%

Minerals Technologies, Inc.	200,000	12,400,000

Containers & Packaging 2.0%

Owens-Illinois, Inc.(a)	290,000	9,636,700

Total Materials		22,036,700

Common Stocks (continued)
Issuer	Shares	Value ($)

Telecommunication Services 4.7%
Diversified Telecommunication Services 1.1%

Globalstar, Inc. PIK(a)	1,600,000	5,536,000

Wireless Telecommunication Services 3.6%

Telephone & Data Systems, Inc.	625,000	17,318,750

Total Telecommunication Services		22,854,750

Total Common Stocks
(Cost: $288,890,893)		485,119,569

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(b)(c)	2,344,688	2,344,688

Total Money Market Funds
(Cost: $2,344,688)		2,344,688

Total Investments
(Cost: $291,235,581)		487,464,257

Other Assets & Liabilities, Net		(1,668,054)

Net Assets		485,796,203

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	532,587	96,947,958	(95,135,857)	2,344,688	7,255	2,344,688

Abbreviation Legend

PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	79,458,175	—	—	79,458,175

Consumer Staples	29,794,950	—	—	29,794,950

Energy	48,105,300	—	—	48,105,300

Financials	66,009,820	—	—	66,009,820

Health Care	58,570,333	—	—	58,570,333

Industrials	97,766,171	—	—	97,766,171

Information Technology	60,523,370	—	—	60,523,370

Materials	22,036,700	—	—	22,036,700

Telecommunication Services	22,854,750	—	—	22,854,750

Total Equity Securities	485,119,569	—	—	485,119,569

Mutual Funds

Money Market Funds	2,344,688	—	—	2,344,688

Total Mutual Funds	2,344,688	—	—	2,344,688

Total	487,464,257	—	—	487,464,257

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Select Smaller-Cap Value Fund

Statement of Assets and Liabilities

May 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $288,890,893)	$485,119,569

Affiliated issuers (identified cost $2,344,688)	2,344,688

Total investments (identified cost $291,235,581)	487,464,257

Receivable for:

Capital shares sold	342,493

Dividends	163,932

Expense reimbursement due from Investment Manager	199

Prepaid expenses	451

Total assets	487,971,332

Liabilities

Payable for:

Investments purchased	1,356,440

Capital shares purchased	596,531

Investment management fees	10,546

Distribution and/or service fees	4,176

Transfer agent fees	57,178

Administration fees	1,068

Plan administration fees	1,439

Compensation of board members	24,307

Other expenses	123,444

Total liabilities	2,175,129

Net assets applicable to outstanding capital stock	$485,796,203

Represented by

Paid-in capital	$295,106,355

Excess of distributions over net investment income	(24,245)

Accumulated net realized loss	(5,514,583)

Unrealized appreciation (depreciation) on:

Investments	196,228,676

Total — representing net assets applicable to outstanding capital stock	$485,796,203

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A

Net assets	$387,316,575

Shares outstanding	17,996,860

Net asset value per share	$21.52

Maximum offering price per share(a)	$22.83

Class B

Net assets	$5,781,669

Shares outstanding	321,706

Net asset value per share	$17.97

Class C

Net assets	$43,354,098

Shares outstanding	2,408,755

Net asset value per share	$18.00

Class I

Net assets	$22,828,811

Shares outstanding	968,418

Net asset value per share	$23.57

Class K

Net assets	$6,809,161

Shares outstanding	293,440

Net asset value per share	$23.20

Class R

Net assets	$11,933,406

Shares outstanding	574,580

Net asset value per share	$20.77

Class R4

Net assets	$123,175

Shares outstanding	5,214

Net asset value per share(b)	$23.63

Class R5

Net assets	$629,871

Shares outstanding	26,809

Net asset value per share	$23.49

Class Z

Net assets	$7,019,437

Shares outstanding	300,397

Net asset value per share	$23.37

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Select Smaller-Cap Value Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$5,856,159

Dividends — affiliated issuers	7,255

Total income	5,863,414

Expenses:

Investment management fees	3,684,668

Distribution and/or service fees

Class A	920,261

Class B	69,411

Class C	417,073

Class R	58,919

Transfer agent fees

Class A	850,265

Class B	16,198

Class C	96,473

Class K	3,078

Class R	27,236

Class R4	1,923

Class R5	247

Class Z	14,084

Administration fees	373,131

Plan administration fees

Class K	15,390

Compensation of board members	19,263

Custodian fees	6,229

Printing and postage fees	78,607

Registration fees	118,459

Professional fees	35,704

Other	28,465

Total expenses	6,835,084

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(52,609)

Expense reductions	(2,140)

Total net expenses	6,780,335

Net investment loss	(916,921)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	56,256,277

Net realized gain	56,256,277

Net change in unrealized appreciation (depreciation) on:

Investments	36,931,455

Net change in unrealized appreciation (depreciation)	36,931,455

Net realized and unrealized gain	93,187,732

Net increase in net assets resulting from operations	$92,270,811

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations

Net investment loss	$(916,921)	$(2,740,270)

Net realized gain	56,256,277	58,598,078

Net change in unrealized appreciation (depreciation)	36,931,455	59,315,699

Net increase in net assets resulting from operations	92,270,811	115,173,507

Distributions to shareholders

Net realized gains

Class A	(25,054,165)	(7,884,180)

Class B	(524,768)	(257,136)

Class C	(3,330,568)	(1,088,461)

Class I	(1,499,336)	(579,966)

Class K	(391,313)	(106,831)

Class R	(857,102)	(253,157)

Class R4	(67,140)	(68)

Class R5	(31,795)	(7,050)

Class Z	(452,534)	(65,236)

Total distributions to shareholders	(32,208,721)	(10,242,085)

Increase (decrease) in net assets from capital stock activity	7,218,123	(54,433,469)

Total increase in net assets	67,280,213	50,497,953

Net assets at beginning of year	418,515,990	368,018,037

Net assets at end of year	$485,796,203	$418,515,990

Excess of distributions over net investment income	$(24,245)	$(1,289,823)

(a)	Class R4 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	2,384,271	48,910,003	1,075,302	16,873,987

Distributions reinvested	1,167,418	24,177,227	490,996	7,590,800

Redemptions	(2,856,638)	(59,280,934)	(4,094,407)	(64,475,533)

Net increase (decrease)	695,051	13,806,296	(2,528,109)	(40,010,746)

Class B shares

Subscriptions	11,283	194,842	6,061	84,253

Distributions reinvested	29,848	517,855	19,035	251,450

Redemptions(b)	(240,486)	(4,160,489)	(522,250)	(6,786,470)

Net decrease	(199,355)	(3,447,792)	(497,154)	(6,450,767)

Class C shares

Subscriptions	344,444	6,051,191	247,964	3,418,232

Distributions reinvested	149,709	2,600,441	62,094	821,510

Redemptions	(500,536)	(8,737,655)	(592,116)	(8,102,194)

Net decrease	(6,383)	(86,023)	(282,058)	(3,862,452)

Class I shares

Subscriptions	248,520	5,569,611	7,822	124,965

Distributions reinvested	66,176	1,497,554	34,634	579,425

Redemptions	(625,565)	(13,924,104)	(110,528)	(2,003,567)

Net decrease	(310,869)	(6,856,939)	(68,072)	(1,299,177)

Class K shares

Subscriptions	74,142	1,657,520	56,815	997,980

Distributions reinvested	17,475	389,874	6,429	106,395

Redemptions	(50,216)	(1,120,815)	(60,699)	(1,064,986)

Net increase	41,401	926,579	2,545	39,389

Class R shares

Subscriptions	195,634	3,950,600	171,110	2,677,329

Distributions reinvested	18,482	369,633	6,715	100,789

Redemptions	(224,883)	(4,543,052)	(256,810)	(3,894,787)

Net decrease	(10,767)	(222,819)	(78,985)	(1,116,669)

Class R4 shares

Subscriptions	51,700	1,070,920	156	2,500

Distributions reinvested	2,914	66,147	—	—

Redemptions	(49,556)	(1,136,250)	—	—

Net increase	5,058	817	156	2,500

Class R5 shares

Subscriptions	9,869	225,813	1,390	27,200

Distributions reinvested	1,177	26,545	315	5,264

Redemptions	(1,507)	(34,737)	(123,767)	(2,040,322)

Net increase (decrease)	9,539	217,621	(122,062)	(2,007,858)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Z shares

Subscriptions	250,798	5,617,890	49,802	882,846

Distributions reinvested	17,679	397,074	2,827	47,034

Redemptions	(139,018)	(3,134,581)	(39,155)	(657,569)

Net increase	129,459	2,880,383	13,474	272,311

Total net increase (decrease)	353,134	7,218,123	(3,560,265)	(54,433,469)

(a)	Class R4 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Select Smaller-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,						Year Ended December 31,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$18.82		$14.31		$13.69		$15.97		$12.59		$9.23

Income from investment operations:

Net investment loss	(0.03)		(0.11)		(0.06)		(0.12)		(0.11)		(0.12)

Net realized and unrealized gain (loss)	4.17		5.06		0.68		(1.40)		3.49		3.48

Total from investment operations	4.14		4.95		0.62		(1.52)		3.38		3.36

Less distributions to shareholders:

Net realized gains	(1.44)		(0.44)		—		(0.76)		—		—

Total distributions to shareholders	(1.44)		(0.44)		—		(0.76)		—		—

Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	0.00	(b)

Net asset value, end of period	$21.52		$18.82		$14.31		$13.69		$15.97		$12.59

Total return	22.30%		35.23%		4.53%		(9.42%)		26.85	%(c)	36.40	%(d)

Ratios to average net assets(e)

Total gross expenses	1.41%		1.51%		1.48	%(f)	1.48%		1.66%		2.00%

Total net expenses(g)	1.40	%(h)	1.39	%(h)	1.41	%(f)	1.42	%(h)	1.33%		1.69%

Net investment loss	(0.14%)		(0.67%)		(0.87	%)(f)	(0.77%)		(0.84%)		(1.12%)

Supplemental data

Net assets, end of period (in thousands)	$387,317		$325,677		$283,740		$295,973		$380,848		$221,181

Portfolio turnover	22%		9%		3%		18%		5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$16.04		$12.34		$11.84		$14.04		$11.15		$8.23

Income from investment operations:

Net investment loss	(0.16)		(0.19)		(0.09)		(0.21)		(0.19)		(0.18)

Net realized and unrealized gain (loss)	3.53		4.33		0.59		(1.23)		3.08		3.10

Total from investment operations	3.37		4.14		0.50		(1.44)		2.89		2.92

Less distributions to shareholders:

Net realized gains	(1.44)		(0.44)		—		(0.76)		—		—

Total distributions to shareholders	(1.44)		(0.44)		—		(0.76)		—		—

Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	0.00	(b)

Net asset value, end of period	$17.97		$16.04		$12.34		$11.84		$14.04		$11.15

Total return	21.33%		34.28%		4.22%		(10.15%)		25.92	%(c)	35.48	%(d)

Ratios to average net assets(e)

Total gross expenses	2.16%		2.26%		2.23	%(f)	2.23%		2.43%		2.77%

Total net expenses(g)	2.15	%(h)	2.14	%(h)	2.16	%(f)	2.16	%(h)	2.10%		2.46%

Net investment loss	(0.92%)		(1.41%)		(1.62	%)(f)	(1.52%)		(1.62%)		(1.88%)

Supplemental data

Net assets, end of period (in thousands)	$5,782		$8,356		$12,565		$13,501		$27,172		$26,500

Portfolio turnover	22%		9%		3%		18%		5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$16.06		$12.36		$11.86		$14.06		$11.17		$8.24

Income from investment operations:

Net investment loss	(0.16)		(0.19)		(0.09)		(0.21)		(0.19)		(0.19)

Net realized and unrealized gain (loss)	3.54		4.33		0.59		(1.23)		3.08		3.12

Total from investment operations	3.38		4.14		0.50		(1.44)		2.89		2.93

Less distributions to shareholders:

Net realized gains	(1.44)		(0.44)		—		(0.76)		—		—

Total distributions to shareholders	(1.44)		(0.44)		—		(0.76)		—		—

Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	0.00	(b)

Net asset value, end of period	$18.00		$16.06		$12.36		$11.86		$14.06		$11.17

Total return	21.37%		34.23%		4.22%		(10.13%)		25.87	%(c)	35.56	%(d)

Ratios to average net assets(e)

Total gross expenses	2.16%		2.26%		2.23	%(f)	2.23%		2.42%		2.90%

Total net expenses(g)	2.15	%(h)	2.14	%(h)	2.16	%(f)	2.17	%(h)	2.09%		2.67%

Net investment loss	(0.91%)		(1.42%)		(1.63	%)(f)	(1.52%)		(1.60%)		(2.10%)

Supplemental data

Net assets, end of period (in thousands)	$43,354		$38,785		$33,327		$37,511		$51,712		$46,626

Portfolio turnover	22%		9%		3%		18%		5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class I	2014	2013	2012(a)		2011	2010		2009(b)
Per share data
Net asset value, beginning of period	$20.41	$15.41	$14.71		$17.02	$13.35		$11.86

Income from investment operations:

Net investment income (loss)	0.07	(0.04)	(0.03)		(0.04)	(0.05)		(0.01)

Net realized and unrealized gain (loss)	4.53	5.48	0.73		(1.51)	3.72		1.50

Total from investment operations	4.60	5.44	0.70		(1.55)	3.67		1.49

Less distributions to shareholders:

Net realized gains	(1.44)	(0.44)	—		(0.76)	—		—

Total distributions to shareholders	(1.44)	(0.44)	—		(0.76)	—		—

Proceeds from regulatory settlements	—	—	—		—	0.00	(c)	—

Net asset value, end of period	$23.57	$20.41	$15.41		$14.71	$17.02		$13.35

Total return	22.83%	35.91%	4.76%		(9.01%)	27.49	%(d)	12.56%

Ratios to average net assets(e)

Total gross expenses	0.93%	0.96%	0.98	%(f)	0.94%	1.09%		1.14	%(f)

Total net expenses(g)	0.93%	0.93%	0.94	%(f)	0.91%	0.88%		0.88	%(f)

Net investment income (loss)	0.32%	(0.21%)	(0.38	%)(f)	(0.24%)	(0.38%)		(0.23	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$22,829	$26,109	$20,764		$14,419	$10,145		$6,300

Portfolio turnover	22%	9%	3%		18%	5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to zero.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class K	2014	2013	2012(a)		2011	2010		2009(b)
Per share data
Net asset value, beginning of period	$20.17	$15.28	$14.60		$16.94	$13.34		$11.86

Income from investment operations:

Net investment income (loss)	0.01	(0.09)	(0.04)		(0.09)	(0.10)		(0.03)

Net realized and unrealized gain (loss)	4.46	5.42	0.72		(1.49)	3.70		1.51

Total from investment operations	4.47	5.33	0.68		(1.58)	3.60		1.48

Less distributions to shareholders:

Net realized gains	(1.44)	(0.44)	—		(0.76)	—		—

Total distributions to shareholders	(1.44)	(0.44)	—		(0.76)	—		—

Proceeds from regulatory settlements	—	—	—		—	0.00	(c)	—

Net asset value, end of period	$23.20	$20.17	$15.28		$14.60	$16.94		$13.34

Total return	22.45%	35.49%	4.66%		(9.23%)	26.99	%(d)	12.48%

Ratios to average net assets(e)

Total gross expenses	1.23%	1.26%	1.23	%(f)	1.22%	1.39%		1.43	%(f)

Total net expenses(g)	1.23%	1.23%	1.20	%(f)	1.18%	1.18%		1.18	%(f)

Net investment income (loss)	0.05%	(0.51%)	(0.65	%)(f)	(0.53%)	(0.69%)		(0.58	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$6,809	$5,083	$3,812		$3,642	$3,601		$42

Portfolio turnover	22%	9%	3%		18%	5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to zero.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class R	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$18.25		$13.92		$13.33		$15.62		$12.35		$9.08

Income from investment operations:

Net investment loss	(0.08)		(0.14)		(0.07)		(0.16)		(0.16)		(0.16)

Net realized and unrealized gain (loss)	4.04		4.91		0.66		(1.37)		3.43		3.43

Total from investment operations	3.96		4.77		0.59		(1.53)		3.27		3.27

Less distributions to shareholders:

Net realized gains	(1.44)		(0.44)		—		(0.76)		—		—

Total distributions to shareholders	(1.44)		(0.44)		—		(0.76)		—		—

Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	0.00	(b)

Net asset value, end of period	$20.77		$18.25		$13.92		$13.33		$15.62		$12.35

Total return	22.01%		34.92%		4.43%		(9.69%)		26.48	%(c)	36.01	%(d)

Ratios to average net assets(e)

Total gross expenses	1.66%		1.76%		1.73	%(f)	1.73%		1.87%		2.31%

Total net expenses(g)	1.65	%(h)	1.64	%(h)	1.67	%(f)	1.67	%(h)	1.66%		2.19%

Net investment loss	(0.40%)		(0.92%)		(1.14	%)(f)	(1.02%)		(1.16%)		(1.62%)

Supplemental data

Net assets, end of period (in thousands)	$11,933		$10,684		$9,248		$11,156		$15,733		$10,778

Portfolio turnover	22%		9%		3%		18%		5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$20.49		$15.99

Income from investment operations:

Net investment income (loss)	0.02		(0.04)

Net realized and unrealized gain	4.56		4.98

Total from investment operations	4.58		4.94

Less distributions to shareholders:

Net realized gains	(1.44)		(0.44)

Total distributions to shareholders	(1.44)		(0.44)

Net asset value, end of period	$23.63		$20.49

Total return	22.64%		31.47%

Ratios to average net assets(b)

Total gross expenses	1.16%		1.27	%(c)

Total net expenses(d)	1.15	%(e)	1.14	%(c)

Net investment income (loss)	0.07%		(0.37	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$123		$3

Portfolio turnover	22%		9%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class R5	2014	2013	2012(a)		2011	2010		2009
Per share data
Net asset value, beginning of period	$20.35	$15.40	$14.70		$17.01	$13.35		$9.72

Income from investment operations:

Net investment income (loss)	0.07	(0.05)	(0.03)		(0.05)	(0.06)		(0.09)

Net realized and unrealized gain (loss)	4.51	5.44	0.73		(1.50)	3.72		3.72

Total from investment operations	4.58	5.39	0.70		(1.55)	3.66		3.63

Less distributions to shareholders:

Net realized gains	(1.44)	(0.44)	—		(0.76)	—		—

Total distributions to shareholders	(1.44)	(0.44)	—		(0.76)	—		—

Proceeds from regulatory settlements	—	—	—		—	0.00	(b)	0.00	(b)

Net asset value, end of period	$23.49	$20.35	$15.40		$14.70	$17.01		$13.35

Total return	22.80%	35.60%	4.76%		(9.02%)	27.42	%(c)	37.35	%(d)

Ratios to average net assets(e)

Total gross expenses	0.98%	0.98%	0.98	%(f)	0.97%	1.14%		1.51%

Total net expenses(g)	0.98%	0.98%	0.95	%(f)	0.93%	0.93%		1.46%

Net investment income (loss)	0.32%	(0.31%)	(0.41	%)(f)	(0.28%)	(0.44%)		(0.88%)

Supplemental data

Net assets, end of period (in thousands)	$630	$352	$2,145		$2,046	$2,289		$1,808

Portfolio turnover	22%	9%	3%		18%	5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class Z	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$20.28		$15.35		$14.67		$17.01		$14.61

Income from investment operations:

Net investment income (loss)	0.05		(0.07)		(0.04)		(0.08)		(0.01)

Net realized and unrealized gain (loss)	4.48		5.44		0.72		(1.50)		2.41

Total from investment operations	4.53		5.37		0.68		(1.58)		2.40

Less distributions to shareholders:

Net realized gains	(1.44)		(0.44)		—		(0.76)		—

Total distributions to shareholders	(1.44)		(0.44)		—		(0.76)		—

Net asset value, end of period	$23.37		$20.28		$15.35		$14.67		$17.01

Total return	22.63%		35.59%		4.63%		(9.19%)		16.43%

Ratios to average net assets(c)

Total gross expenses	1.16%		1.26%		1.23	%(d)	1.20%		1.55	%(d)

Total net expenses(e)	1.15	%(f)	1.14	%(f)	1.16	%(d)	1.19	%(f)	1.02	%(d)

Net investment income (loss)	0.22%		(0.42%)		(0.62	%)(d)	(0.50%)		(0.34	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$7,019		$3,467		$2,417		$1,892		$133

Portfolio turnover	22%		9%		3%		18%		5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations,

Annual Report 2014	25

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general

26	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.79% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $2,042.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The

Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class R4	0.23
Class R5	0.05
Class Z	0.23

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

Annual Report 2014	27

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

The lease and the Guaranty expire in January 2019. At May 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $103,441. The liability remaining at May 31, 2014 for non-recurring charges associated with the lease amounted to $60,400 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $2,140.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $662,000 and $2,541,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were

$210,082 for Class A, $981 for Class B and $560 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.40%	1.40%
Class B	2.15	2.15
Class C	2.15	2.15
Class I	0.96	0.95
Class K	1.26	1.25
Class R	1.65	1.65
Class R4	1.15	1.15
Class R5	1.01	1.00
Class Z	1.15	1.15

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/

28	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

reversal of wash sales losses, Trustees’ deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$2,182,499
Accumulated net realized loss	7,332,042
Paid-in capital	(9,514,541)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Long-term capital gains	$32,208,721	$10,242,086

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$29,650,927
Capital loss carryforwards	(35,054,358)
Net unrealized appreciation	196,117,522

At May 31, 2014, the cost of investments for federal income tax purposes was $291,346,735 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$203,361,243
Unrealized depreciation	(7,243,721)
Net unrealized appreciation	196,117,522

The following capital loss carryforwards, determined at May 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	17,541,329
2017	17,513,029
Total	35,054,358

For the year ended May 31, 2014, $24,285,920 of capital loss carryforward was utilized and $7,332,042 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $102,509,924 and $116,311,364, respectively, for the year ended May 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 64.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of

Annual Report 2014	29

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 9. Significant Risks

Industrial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Smaller-Cap Value Fund (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 22, 2014

Annual Report 2014	31

Columbia Select Smaller-Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$44,147,358

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional	Number of Funds in the Fund Family Overseen by Board	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	33

Columbia Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional	Number of Funds in the Fund Family Overseen by Board	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

34	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional	Number of Funds in the Fund Family Overseen by Board	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional	Number of Funds in the Fund Family Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006- August 2012	186	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	35

Columbia Select Smaller-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010

36	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	37

Columbia Select Smaller-Cap Value Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Smaller-Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

38	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds’ standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund’s total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014	39

Columbia Select Smaller-Cap Value Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

40	Annual Report 2014

Columbia Select Smaller-Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	41

Columbia Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN218_05_D01_(07/14)

Annual Report May 31, 2014

Columbia Seligman Communications and Information Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor’s 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Seligman Communications and Information Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Seligman Communications and Information Fund

Performance Overview

Performance Summary

>	Columbia Seligman Communications and Information Fund (the Fund) Class A shares returned 22.48% excluding sales charges for the 12-month period that ended May 31, 2014.

>	The Fund underperformed its benchmark, the S&P North American Technology Sector Index, which returned 23.31% for the same time period.

>	A combination of stock selection and industry allocation decisions generally accounted for the shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	06/23/83
Excluding sales charges		22.48	15.37	9.76
Including sales charges		15.43	14.01	9.11
Class B	04/22/96
Excluding sales charges		22.48	14.74	9.04
Including sales charges		17.48	14.51	9.04
Class C	05/27/99
Excluding sales charges		21.57	14.51	8.94
Including sales charges		20.57	14.51	8.94
Class I*	08/03/09	23.03	15.84	9.98
Class K*	08/03/09	22.63	15.50	9.82
Class R	04/30/03	22.16	15.05	9.48
Class R4*	08/03/09	22.76	15.35	9.67
Class R5	11/30/01	22.94	15.79	10.22
Class Z*	09/27/10	22.77	15.61	9.87
S&P North American Technology Sector Index		23.31	19.15	8.53

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Seligman Communications and Information Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 — May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Communications and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Seligman Communications and Information Fund

Manager Discussion of Fund Performance

Portfolio Management

Paul Wick

Ajay Diwan

Shekhar Pramanick

Sanjay Devgan

Effective March 14, 2014, Richard Parower is no longer a Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2014)
Synopsys, Inc.	8.4
Lam Research Corp.	8.4
Apple, Inc.	6.6
Teradyne, Inc.	6.0
Check Point Software Technologies Ltd.	5.4
Synaptics, Inc.	5.2
Skyworks Solutions, Inc.	3.2
Broadcom Corp., Class A	3.0
Microsemi Corp.	3.0
EMC Corp.	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds and other cash equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2014, the Fund’s Class A shares returned 22.48% excluding sales charges. The Fund underperformed its benchmark, the S&P North America Technology Sector Index, which returned 23.31% for the same time period. A combination of industry allocation and stock selection accounted for the modest shortfall relative to the benchmark.

Continued Economic Growth Drove Fed Action, Markets

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation’s capacity utilization rate to a recovery high of 79.2% in March 2014. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president’s nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced as the period wore on. Against this backdrop of generally positive economic news, interest rates were expected to rise — and they did in the first half of the period. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined in the second half, providing continued support to a rising U.S. stock market.

Within the technology sector, stocks with high growth and high valuations outperformed stocks with more reasonable valuations during the first half of the 12-month period. In this environment, the Fund’s underweight in companies and industries that we considered overvalued detracted from results relative to the benchmark. However, in the second half of the period, the market reversed course. As investors placed more emphasis on valuations, the Fund outperformed the benchmark.

Contributors and Detractors

The Fund had significantly more exposure than the benchmark to the semiconductor industry, which, combined with key overweights in certain strong-performing semiconductor stocks, aided performance during the period. Certain semiconductor-related companies benefited from the increased complexity of chip design occurring in the industry, including Marvell Technology and Lam Research. The Fund’s exposure to these names helped returns as well as relative results. Overweights in Avago and Skyworks Solutions also aided relative performance. Both companies continued to benefit from next-generation smartphones that utilized 4G LTE networks (information technology). These networks require more filters and power amplifiers given the increased number of frequency bands used in the next generation wireless standard. A sizeable position in Synaptics, a supplier of touch sensors for non-Apple smartphones, bolstered Fund results as its share price rose sharply during the period, driven by smartphone sales that exceeded analyst expectations. An underweight in the IT (information technology) services industry, which lagged the benchmark return during the period, also contributed to relative results.

4	Annual Report 2014

Columbia Seligman Communications and Information Fund

Manager Discussion of Fund Performance (continued)

Stock selection and an overweight in the software industry detracted from relative results during the period. The Fund had considerably more exposure than the benchmark to chip design software maker Synopsis. This exposure detracted from performance as Synopsis posted positive returns for the period but lagged the benchmark average and hurt relative returns. An overweight in speech recognition software manufacturer Nuance Communications hurt performance early in the period as the company reported weakness in several business segments and poor sales execution. The company stabilized its business segments later in the year, but not enough to offset the early decline. Security selection within the technology hardware segment also hurt relative performance. The Fund was underweight in Apple, the largest industry constituent in the benchmark. Apple’s stock recovered during the period and this underweight detracted from relative returns.

Looking Ahead

At the end of the period, the Fund remained overweight relative to the benchmark in the semiconductor industry. At this time, we believe the industry is less cyclical than it has been historically, given the increased consumerization of electronics beyond the PC. Certain companies have also succeeded in building competitive moats around their core businesses. Going forward, we believe that semiconductor equipment stocks currently have the potential to benefit from rising capital intensity in leading edge process technology and memory, as well as industry consolidation. The increased complexity of smartphones should also be a tailwind for the semiconductor device stocks held in the portfolio, as more handsets incorporate technologies that include, but are not limited to, programmable logic chips and improved touch sensors and fingerprint readers. We remain skeptical of many of the story stocks that have received much publicity in the industries of 3-D printing, social networking and big data. While many internet and software-as-a-service companies have robust revenue growth potential, we are mindful of the elevated valuations they carry and the number of initial public offerings and secondary offerings coming to market. We remain patient and will continue to look for more favorable buying opportunities. As always, we continue to adhere to our disciplined investment process which relies on deep fundamental analysis seeking to identify those companies that have the best growth prospects, trade at attractive valuations and that we believe may deliver solid investment returns over time.

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	99.7
Consumer Discretionary	1.3
Financials	0.0	(a)
Information Technology	98.4
Convertible Preferred Stocks	0.1
Information Technology	0.1
Money Market Funds	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Investment Risks

The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. In addition, investments in one economic sector, such as technology, may result in greater price fluctuations than owning a portfolio of diversified investments. Investments in small- and mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. See the Fund’s prospectus for information on these and other risks.

Annual Report 2014	5

Columbia Seligman Communications and Information Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,143.50	1,017.85	7.59	7.14	1.42
Class B	1,000.00	1,000.00	1,143.60	1,017.85	7.59	7.14	1.42
Class C	1,000.00	1,000.00	1,139.40	1,014.11	11.57	10.90	2.17
Class I	1,000.00	1,000.00	1,146.20	1,020.04	5.24	4.94	0.98
Class K	1,000.00	1,000.00	1,144.40	1,018.60	6.79	6.39	1.27
Class R	1,000.00	1,000.00	1,142.30	1,016.60	8.92	8.40	1.67
Class R4	1,000.00	1,000.00	1,145.00	1,019.15	6.20	5.84	1.16
Class R5	1,000.00	1,000.00	1,145.70	1,019.75	5.56	5.24	1.04
Class Z	1,000.00	1,000.00	1,145.10	1,019.10	6.26	5.89	1.17

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Seligman Communications and Information Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.5%
Issuer	Shares	Value ($)

Consumer Discretionary 1.2%
Media 0.8%

CBS Corp., Class B Non Voting	191,400	11,409,354

DIRECTV(a)	121,200	9,991,728

Twenty-First Century Fox, Inc., Class A	233,900	8,282,399

Total		29,683,481

Specialty Retail 0.4%

GameStop Corp., Class A	362,200	13,709,270

Total Consumer Discretionary		43,392,751

Financials —%
Diversified Financial Services —%

Hanei Corp.(b)(c)(d)	49,382	—

Total Financials		—

Information Technology 98.3%
Communications Equipment 4.4%

Aruba Networks, Inc.(a)	450,800	8,346,562

Cisco Systems, Inc.	2,261,200	55,670,744

Finisar Corp.(a)	363,100	8,623,625

Flashpoint Technology, Inc.(b)(c)(d)	246,914	—

Nortel Networks Corp.(a)	819	6

QUALCOMM, Inc.	1,002,623	80,661,021

Total		153,301,958

Electronic Equipment, Instruments & Components 1.6%

Arrow Electronics, Inc.(a)	476,800	27,511,360

Avnet, Inc.	629,700	27,436,029

Total		54,947,389

Internet Software & Services 5.4%

Google, Inc., Class A(a)	163,700	93,579,105

Google, Inc., Class C(a)	163,700	91,832,426

Total		185,411,531

IT Services 3.2%

Computer Sciences Corp.	275,800	17,345,062

Sabre Corp.(a)	2,187,635	42,002,592

Visa, Inc., Class A	230,400	49,496,832

Total		108,844,486

Semiconductors & Semiconductor Equipment 43.5%

Advanced Micro Devices, Inc.(a)	10,453,394	41,813,576

Avago Technologies Ltd.	847,731	59,909,150

Broadcom Corp., Class A	3,218,900	102,586,343

KLA-Tencor Corp.	638,104	41,808,574

Lam Research Corp.(a)	4,655,628	288,835,161

Lattice Semiconductor Corp.(a)	3,868,977	30,603,608

Common Stocks (continued)
Issuer	Shares	Value ($)

Marvell Technology Group Ltd.	6,109,997	95,132,653

Mattson Technology, Inc.(a)	1,747,127	3,703,909

Maxim Integrated Products, Inc.	1,744,800	59,759,400

Microsemi Corp.(a)	4,202,000	102,234,660

Montage Technology Group Ltd.(a)	288,910	5,477,734

Samsung Electronics Co., Ltd.	12,200	17,282,201

Skyworks Solutions, Inc.	2,555,733	110,688,796

Spansion, Inc., Class A(a)(e)	4,797,523	91,392,813

Synaptics, Inc.(a)(e)	2,649,900	180,405,192

Teradyne, Inc.(e)	11,601,700	206,510,260

TriQuint Semiconductor, Inc.(a)	4,253,400	66,182,904

Total		1,504,326,934

Software 25.8%

Activision Blizzard, Inc.	2,280,100	47,380,478

AVG Technologies NV(a)	86,700	1,678,512

Check Point Software Technologies Ltd.(a)	2,865,443	184,763,765

Citrix Systems, Inc.(a)	1,116,500	69,189,505

CommVault Systems, Inc.(a)	241,603	11,819,219

Informatica Corp.(a)	273,700	10,014,683

King Digital Entertainment PLC(a)	1,045,652	16,939,562

Microsoft Corp.	348,300	14,259,402

Nuance Communications, Inc.(a)	5,722,100	92,612,188

Oracle Corp.	455,500	19,140,110

PTC, Inc.(a)	507,478	18,675,190

Rovi Corp.(a)	619,300	14,968,481

Salesforce.com, Inc.(a)	374,500	19,709,935

SolarWinds, Inc.(a)	727,517	28,438,640

Synopsys, Inc.(a)(e)	7,536,634	290,085,043

TIBCO Software, Inc.(a)	233,900	5,031,189

VMware, Inc., Class A(a)	502,200	48,462,300

Total		893,168,202

Technology Hardware, Storage & Peripherals 14.4%

Apple, Inc.	360,300	228,069,900

Electronics for Imaging, Inc.(a)(e)	1,316,129	53,553,289

EMC Corp.	3,671,400	97,512,384

NetApp, Inc.	2,278,550	84,329,135

Seagate Technology PLC	658,300	35,370,459

Total		498,835,167

Total Information Technology		3,398,835,667

Total Common Stocks
(Cost: $2,477,122,109)		3,442,228,418

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2014

Convertible Preferred Stocks 0.1%
Issuer	Shares	Value ($)

Information Technology 0.1%
Technology Hardware, Storage & Peripherals 0.1%
Silver Peak Systems, Inc.(a)(b)(d)	2,620,545	2,410,901

Total Information Technology		2,410,901

Total Convertible Preferred Stocks
(Cost: $10,041,774)		2,410,901

Money Market Funds 0.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.088%(e)(f)	6,035,079	6,035,079

Total Money Market Funds
(Cost: $6,035,079)		6,035,079

Total Investments
(Cost: $2,493,198,962)		3,450,674,398

Other Assets & Liabilities, Net		5,743,192

Net Assets		3,456,417,590

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2014 was $2,410,901, representing 0.07% of net assets. Information concerning such security holdings at May 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Flashpoint Technology, Inc.	9/10/1999	1,000,844

Hanei Corp.	9/10/1999	—

Silver Peak Systems, Inc.	1/14/2008	10,041,774

(c)	Negligible market value.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2014, the value of these securities amounted to $2,410,901, which represents 0.07% of net assets.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	65,081,464	798,040,265	(857,086,650)	—	6,035,079	30,530	6,035,079

Electronics For Imaging, Inc.*	104,530,026	—	(106,111,823)	27,763,271	26,181,474	—	53,553,289

Spansion, Inc., Class A	58,279,801	10,711,863	—	—	68,991,664	—	91,392,813

Synaptics, Inc.*	—	139,659,942	(15,656,717)	1,624,646	125,627,871	—	180,405,192

Synopsys, Inc.*	221,795,194	5,198,594	(70,109,296)	22,319,293	179,203,785	—	290,085,043

Teradyne, Inc.	170,772,181	45,867,816	(37,446,553)	4,440,875	183,634,319	684,936	206,510,260

Total	620,458,666	999,478,480	(1,086,411,039)	56,148,085	589,674,192	715,466	827,981,676

*	Issuer was not an affiliate for the entire period ended May 31, 2014.

(f)	The rate shown is the seven-day current annualized yield at May 31, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	43,392,751	—	—		43,392,751

Financials	—	—	0	(a)	0	(a)

Information Technology	3,381,553,466	17,282,201	—		3,398,835,667

Convertible Preferred Stocks

Information Technology	—	—	2,410,901		2,410,901

Total Equity Securities	3,424,946,217	17,282,201	2,410,901		3,444,639,319

Mutual Funds

Money Market Funds	6,035,079	—	—		6,035,079

Total Mutual Funds	6,035,079	—	—		6,035,079

Total	3,430,981,296	17,282,201	2,410,901		3,450,674,398

(a)	Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain convertible preferred stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the company’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the company’s capital balance.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Seligman Communications and Information Fund

Statement of Assets and Liabilities

May 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,903,524,770)	$2,622,692,722

Affiliated issuers (identified cost $589,674,192)	827,981,676

Total investments (identified cost $2,493,198,962)	3,450,674,398

Receivable for:

Investments sold	5,226,917

Capital shares sold	9,960,810

Dividends	2,096,655

Reclaims	9,076

Prepaid expenses	1,402

Total assets	3,467,969,258

Liabilities

Payable for:

Investments purchased	3,318,759

Capital shares purchased	5,794,904

Investment management fees	80,772

Distribution and/or service fees	36,340

Transfer agent fees	728,467

Administration fees	4,824

Plan administration fees	22

Compensation of board members	112,451

Other expenses	1,475,129

Total liabilities	11,551,668

Net assets applicable to outstanding capital stock	$3,456,417,590

Represented by

Paid-in capital	$2,292,667,007

Undistributed net investment income	741,021

Accumulated net realized gain	205,533,946

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	719,167,952

Investments — affiliated issuers	238,307,484

Foreign currency translations	180

Total — representing net assets applicable to outstanding capital stock	$3,456,417,590

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Seligman Communications and Information Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A

Net assets	$2,486,060,061

Shares outstanding	45,805,794

Net asset value per share	$54.27

Maximum offering price per share(a)	$57.58

Class B

Net assets	$27,991,291

Shares outstanding	649,420

Net asset value per share	$43.10

Class C

Net assets	$671,468,468

Shares outstanding	15,732,582

Net asset value per share	$42.68

Class I

Net assets	$3,129

Shares outstanding	54

Net asset value per share(b)	$57.80

Class K

Net assets	$106,569

Shares outstanding	1,873

Net asset value per share	$56.90

Class R

Net assets	$42,741,538

Shares outstanding	814,251

Net asset value per share	$52.49

Class R4

Net assets	$14,253,983

Shares outstanding	267,772

Net asset value per share	$53.23

Class R5

Net assets	$24,680,860

Shares outstanding	428,082

Net asset value per share	$57.65

Class Z

Net assets	$189,111,691

Shares outstanding	3,290,381

Net asset value per share	$57.47

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Seligman Communications and Information Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$27,958,005
Dividends — affiliated issuers	715,466
Foreign taxes withheld	(26,689)

Total income	28,646,782

Expenses:
Investment management fees	28,396,766
Distribution and/or service fees
Class A	6,021,530
Class B	318,637
Class C	6,405,793
Class R	208,751
Transfer agent fees
Class A	4,294,100
Class B	56,874
Class C	1,141,920
Class K	445
Class R	74,427
Class R4	7,941
Class R5	11,776
Class Z	323,581
Administration fees	1,707,269
Plan administration fees
Class K	2,224
Compensation of board members	70,734
Custodian fees	36,995
Printing and postage fees	1,850,343
Registration fees	123,231
Professional fees	63,110
Line of credit interest expense	591
Other	491,642

Total expenses	51,608,680
Fees waived by Distributor — Class B	(238,977)
Expense reductions	(28,866)

Total net expenses	51,340,837

Net investment loss	(22,694,055)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	327,872,885
Investments — affiliated issuers	56,148,085
Foreign currency translations	(48,026)

Net realized gain	383,972,944
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	223,418,025
Investments — affiliated issuers	89,026,872
Foreign currency translations	180

Net change in unrealized appreciation (depreciation)	312,445,077

Net realized and unrealized gain	696,418,021

Net increase in net assets resulting from operations	$673,723,966

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Seligman Communications and Information Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013
Operations

Net investment loss	$(22,694,055)	$(27,382,803)

Net realized gain (loss)	383,972,944	(63,623,448)

Net change in unrealized appreciation (depreciation)	312,445,077	463,433,809

Net increase in net assets resulting from operations	673,723,966	372,427,558

Distributions to shareholders

Net realized gains

Class A	(37,998,585)	(150,258,720)

Class B	(614,441)	(3,104,768)

Class C	(12,800,540)	(48,430,176)

Class I	(114)	(394)

Class K	(14,308)	(57,845)

Class R	(704,130)	(2,611,619)

Class R4	(35,744)	(1,670)

Class R5	(394,680)	(868,235)

Class Z	(2,686,982)	(11,376,520)

Total distributions to shareholders	(55,249,524)	(216,709,947)

Increase (decrease) in net assets from capital stock activity	(484,846,719)	(421,713,433)

Total increase (decrease) in net assets	133,627,723	(265,995,822)

Net assets at beginning of year	3,322,789,867	3,588,785,689

Net assets at end of year	$3,456,417,590	$3,322,789,867

Undistributed (excess of distributions over) net investment income	$741,021	$(12,679,216)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Seligman Communications and Information Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,424,033	118,883,324	3,873,710	167,414,137

Distributions reinvested	707,327	34,036,587	3,222,429	133,515,104

Redemptions	(10,882,777)	(530,318,027)	(13,556,291)	(585,661,223)

Net decrease	(7,751,417)	(377,398,116)	(6,460,152)	(284,731,982)

Class B shares

Subscriptions	6,463	251,562	26,658	900,672

Distributions reinvested	12,602	481,664	72,446	2,394,512

Redemptions(a)	(397,660)	(15,394,320)	(486,348)	(16,963,254)

Net decrease	(378,595)	(14,661,094)	(387,244)	(13,668,070)

Class C shares

Subscriptions	483,260	18,542,231	1,081,387	37,396,684

Distributions reinvested	274,971	10,440,632	1,179,357	39,015,954

Redemptions	(2,696,582)	(103,851,503)	(3,738,953)	(129,823,928)

Net decrease	(1,938,351)	(74,868,640)	(1,478,209)	(53,411,290)

Class I shares

Redemptions	(91)	(5,200)	—	—

Net decrease	(91)	(5,200)	—	—

Class K shares

Subscriptions	1,231	61,723	3,206	145,987

Distributions reinvested	281	14,195	1,326	57,450

Redemptions	(20,211)	(1,083,337)	(10,191)	(467,663)

Net decrease	(18,699)	(1,007,419)	(5,659)	(264,226)

Class R shares

Subscriptions	237,629	11,197,953	362,484	15,172,562

Distributions reinvested	12,620	588,086	53,435	2,150,392

Redemptions	(374,515)	(17,833,718)	(478,486)	(20,110,184)

Net decrease	(124,266)	(6,047,679)	(62,567)	(2,787,230)

Class R4 shares

Subscriptions	322,083	16,077,303	13,170	566,262

Distributions reinvested	756	35,625	31	1,254

Redemptions	(68,400)	(3,257,450)	(488)	(20,426)

Net increase	254,439	12,855,478	12,713	547,090

Class R5 shares

Subscriptions	327,239	16,536,623	100,858	4,607,578

Distributions reinvested	5,849	298,547	8,649	378,241

Redemptions	(269,702)	(14,175,770)	(146,464)	(6,863,051)

Net increase (decrease)	63,386	2,659,400	(36,957)	(1,877,232)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Seligman Communications and Information Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Z shares

Subscriptions	797,641	41,097,680	1,375,854	62,498,387

Distributions reinvested	34,265	1,744,426	163,420	7,138,665

Redemptions	(1,348,259)	(69,215,555)	(2,970,577)	(135,157,545)

Net decrease	(516,353)	(26,373,449)	(1,431,303)	(65,520,493)

Total net decrease	(10,409,947)	(484,846,719)	(9,849,378)	(421,713,433)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Seligman Communications and Information Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,						Year Ended December 31,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$45.03		$42.89		$40.80		$44.71		$38.78		$24.25

Income from investment operations:

Net investment loss	(0.27)		(0.29)		(0.14)		(0.29)		(0.29)		(0.37)

Net realized and unrealized gain (loss)	10.29		5.15		2.17		(1.88)		6.20		14.81

Increase from payments by affiliate	—		—		—		0.01		0.01		—

Total from investment operations	10.02		4.86		2.03		(2.16)		5.92		14.44

Less distributions to shareholders:

Net realized gains	(0.78)		(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(0.78)		(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		—		0.06		—		0.01		0.09

Net asset value, end of period	$54.27		$45.03		$42.89		$40.80		$44.71		$38.78

Total return	22.48%		11.87%		5.12	%(b)	(4.86	%)(c)	15.29	%(d)(e)	59.92	%(f)

Ratios to average net assets(g)

Total gross expenses	1.41	%(h)	1.37	%(h)	1.34	%(i)	1.35	%(h)	1.36%		1.61%

Total net expenses(j)	1.41	%(h)(k)	1.37	%(h)(k)	1.34	%(i)	1.35	%(h)(k)	1.36%		1.61%

Net investment loss	(0.55%)		(0.66%)		(0.72	%)(i)	(0.65%)		(0.72%)		(1.18%)

Supplemental data

Net assets, end of period (in thousands)	$2,486,060		$2,411,838		$2,573,957		$2,536,229		$3,066,071		$2,788,834

Portfolio turnover	48%		61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)	Annualized.

(j)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(k)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$35.91		$34.89		$33.29		$37.09		$32.42		$20.43

Income from investment operations:

Net investment loss	(0.21)		(0.39)		(0.23)		(0.52)		(0.49)		(0.51)

Net realized and unrealized gain (loss)	8.18		4.13		1.78		(1.53)		5.14		12.42

Increase from payments by affiliate	—		—		—		0.00	(b)	0.01		—

Total from investment operations	7.97		3.74		1.55		(2.05)		4.66		11.91

Less distributions to shareholders:

Net realized gains	(0.78)		(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(0.78)		(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		—		0.05		—		0.01		0.08

Net asset value, end of period	$43.10		$35.91		$34.89		$33.29		$37.09		$32.42

Total return	22.48%		11.39%		4.81	%(c)	(5.57	%)(d)	14.40	%(e)(f)	58.69	%(g)

Ratios to average net assets(h)

Total gross expenses	2.16	%(i)	2.12	%(i)	2.10	%(j)	2.10	%(i)	2.11%		2.39%

Total net expenses(k)	1.41	%(i)(l)	1.83	%(i)(l)	2.10	%(j)	2.10	%(i)(l)	2.11%		2.39%

Net investment loss	(0.54%)		(1.13%)		(1.47	%)(j)	(1.40%)		(1.48%)		(1.97%)

Supplemental data

Net assets, end of period (in thousands)	$27,991		$36,917		$49,373		$54,282		$85,897		$106,646

Portfolio turnover	48%		61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(i)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(j)	Annualized.

(k)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(l)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$35.83		$34.91		$33.32		$37.12		$32.44		$20.44

Income from investment operations:

Net investment loss	(0.50)		(0.49)		(0.23)		(0.51)		(0.49)		(0.51)

Net realized and unrealized gain (loss)	8.13		4.13		1.77		(1.54)		5.15		12.43

Increase from payments by affiliate	—		—		—		0.00	(b)	0.01		—

Total from investment operations	7.63		3.64		1.54		(2.05)		4.67		11.92

Less distributions to shareholders:

Net realized gains	(0.78)		(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(0.78)		(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		—		0.05		—		0.01		0.08

Net asset value, end of period	$42.68		$35.83		$34.91		$33.32		$37.12		$32.44

Total return	21.57%		11.06%		4.77	%(c)	(5.56	%)(d)	14.43	%(e)(f)	58.71	%(g)

Ratios to average net assets(h)

Total gross expenses	2.16	%(i)	2.12	%(i)	2.09	%(j)	2.10	%(i)	2.11%		2.36%

Total net expenses(k)	2.16	%(i)(l)	2.12	%(i)(l)	2.09	%(j)	2.10	%(i)(l)	2.11%		2.36%

Net investment loss	(1.30%)		(1.41%)		(1.47	%)(j)	(1.40%)		(1.48%)		(1.94%)

Supplemental data

Net assets, end of period (in thousands)	$671,468		$633,180		$668,588		$670,843		$767,800		$694,889

Portfolio turnover	48%		61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(i)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(j)	Annualized.

(k)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(l)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class I	2014		2013		2012(a)		2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$47.70		$45.08		$42.82		$46.62		$40.29		$34.44

Income from investment operations:

Net investment loss	(0.06)		(0.11)		(0.06)		(0.20)		(0.13)		(0.08)

Net realized and unrealized gain (loss)	10.94		5.45		2.26		(1.86)		6.44		5.93

Increase from payments by affiliate	—		—		—		0.01		0.01		—

Total from investment operations	10.88		5.34		2.20		(2.05)		6.32		5.85

Less distributions to shareholders:

Net realized gains	(0.78)		(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(0.78)		(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		—		0.06		—		0.01		—

Net asset value, end of period	$57.80		$47.70		$45.08		$42.82		$46.62		$40.29

Total return	23.03%		12.37%		5.28	%(c)	(4.43	%)(d)	15.71	%(e)(f)	16.99%

Ratios to average net assets(g)

Total gross expenses	0.97	%(h)	0.94	%(h)	0.92	%(i)	0.90	%(h)	0.96%		1.00	%(i)

Total net expenses(j)	0.97	%(h)	0.94	%(h)	0.92	%(i)	0.90	%(h)	0.96%		1.00	%(i)

Net investment loss	(0.11%)		(0.23%)		(0.30	%)(i)	(0.41%)		(0.31%)		(0.50	%)(i)

Supplemental data

Net assets, end of period (in thousands)	$3		$7		$7		$6		$55,590		$39,507

Portfolio turnover	48%		61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 21, 2009.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)	Annualized.

(j)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class K	2014		2013		2012(a)		2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$47.12		$44.69		$42.50		$46.42		$40.24		$34.44

Income from investment operations:

Net investment loss	(0.22)		(0.24)		(0.12)		(0.25)		(0.24)		(0.12)

Net realized and unrealized gain (loss)	10.78		5.39		2.25		(1.93)		6.40		5.92

Increase from payments by affiliate	—		—		—		0.01		0.01		—

Total from investment operations	10.56		5.15		2.13		(2.17)		6.17		5.80

Less distributions to shareholders:

Net realized gains	(0.78)		(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(0.78)		(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		—		0.06		—		0.01		—

Net asset value, end of period	$56.90		$47.12		$44.69		$42.50		$46.42		$40.24

Total return	22.63%		12.04%		5.15	%(c)	(4.71	%)(d)	15.36	%(e)(f)	16.84%

Ratios to average net assets(g)

Total gross expenses	1.27	%(h)	1.24	%(h)	1.23	%(i)	1.23	%(h)	1.26%		1.28	%(i)

Total net expenses(j)	1.27	%(h)	1.24	%(h)	1.23	%(i)	1.23	%(h)	1.26%		1.28	%(i)

Net investment loss	(0.44%)		(0.53%)		(0.60	%)(i)	(0.54%)		(0.58%)		(0.76	%)(i)

Supplemental data

Net assets, end of period (in thousands)	$107		$969		$1,172		$1,061		$507		$8

Portfolio turnover	48%		61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)	Annualized.

(j)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class R	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$43.69		$41.78		$39.79		$43.75		$38.09		$23.89

Income from investment operations:

Net investment loss	(0.38)		(0.39)		(0.18)		(0.39)		(0.41)		(0.46)

Net realized and unrealized gain (loss)	9.96		5.02		2.12		(1.83)		6.05		14.57

Increase from payments by affiliate	—		—		—		0.01		0.01		—

Total from investment operations	9.58		4.63		1.94		(2.21)		5.65		14.11

Less distributions to shareholders:

Net realized gains	(0.78)		(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(0.78)		(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		—		0.05		—		0.01		0.09

Net asset value, end of period	$52.49		$43.69		$41.78		$39.79		$43.75		$38.09

Total return	22.16%		11.63%		5.00	%(b)	(5.08	%)(c)	14.86	%(d)(e)	59.44	%(f)

Ratios to average net assets(g)

Total gross expenses	1.66	%(h)	1.62	%(h)	1.59	%(i)	1.60	%(h)	1.70%		1.93%

Total net expenses(j)	1.66	%(h)(k)	1.62	%(h)(k)	1.59	%(i)	1.60	%(h)(k)	1.70%		1.93%

Net investment loss	(0.80%)		(0.92%)		(0.98	%)(i)	(0.90%)		(1.06%)		(1.50%)

Supplemental data

Net assets, end of period (in thousands)	$42,742		$41,000		$41,829		$43,815		$47,554		$37,012

Portfolio turnover	48%		61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)	Annualized.

(j)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(k)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class R4	2014		2013		2012(a)		2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$44.08		$42.00		$39.98		$43.89		$38.13		$32.67

Income from investment operations:

Net investment loss	(0.17)		(0.30)		(0.16)		(0.38)		(0.35)		(0.16)

Net realized and unrealized gain (loss)	10.10		5.10		2.13		(1.79)		6.09		5.62

Increase from payments by affiliate	—		—		—		0.01		0.01		—

Total from investment operations	9.93		4.80		1.97		(2.16)		5.75		5.46

Less distributions to shareholders:

Net realized gains	(0.78)		(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(0.78)		(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		—		0.05		—		0.01		—

Net asset value, end of period	$53.23		$44.08		$42.00		$39.98		$43.89		$38.13

Total return	22.76%		11.99%		5.05	%(c)	(4.95	%)(d)	15.11	%(e)(f)	16.71%

Ratios to average net assets(g)

Total gross expenses	1.16	%(h)	1.22	%(h)	1.48	%(i)	1.47	%(h)	1.51%		1.54	%(i)

Total net expenses(j)	1.16	%(h)(k)	1.22	%(h)	1.48	%(i)	1.47	%(h)	1.51%		1.54	%(i)

Net investment loss	(0.35%)		(0.71%)		(0.85	%)(i)	(0.85%)		(0.90%)		(1.08	%)(i)

Supplemental data

Net assets, end of period (in thousands)	$14,254		$588		$26		$23		$96		$16

Portfolio turnover	48%		61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)	Annualized.

(j)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(k)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class R5	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$47.61		$45.03		$42.77		$46.60		$40.28		$25.08

Income from investment operations:

Net investment loss	(0.10)		(0.13)		(0.07)		(0.12)		(0.15)		(0.27)

Net realized and unrealized gain (loss)	10.92		5.43		2.27		(1.97)		6.45		15.38

Increase from payments by affiliate	—		—		—		0.01		0.01		—

Total from investment operations	10.82		5.30		2.20		(2.08)		6.31		15.11

Less distributions to shareholders:

Net realized gains	(0.78)		(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(0.78)		(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		—		0.06		—		0.01		0.09

Net asset value, end of period	$57.65		$47.61		$45.03		$42.77		$46.60		$40.28

Total return	22.94%		12.29%		5.28	%(b)	(4.49	%)(c)	15.69	%(d)(e)	60.60	%(f)

Ratios to average net assets(g)

Total gross expenses	1.03	%(h)	0.99	%(h)	0.98	%(i)	0.97	%(h)	1.00%		1.27%

Total net expenses(j)	1.03	%(h)	0.99	%(h)	0.98	%(i)	0.97	%(h)	1.00%		1.27%

Net investment loss	(0.19%)		(0.28%)		(0.35	%)(i)	(0.27%)		(0.37%)		(0.87%)

Supplemental data

Net assets, end of period (in thousands)	$24,681		$17,365		$18,085		$16,922		$18,414		$14,853

Portfolio turnover	48%		61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)	Annualized.

(j)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended December 31,
Class Z	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$47.53		$45.01		$42.77		$46.62		$41.62

Income from investment operations:

Net investment loss	(0.15)		(0.19)		(0.09)		(0.15)		(0.06)

Net realized and unrealized gain (loss)	10.87		5.43		2.27		(1.96)		5.05

Increase from payments by affiliate	—		—		—		0.01		0.01

Total from investment operations	10.72		5.24		2.18		(2.10)		5.00

Less distributions to shareholders:

Net realized gains	(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(0.78)		(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—		—		0.06		—		—

Net asset value, end of period	$57.47		$47.53		$45.01		$42.77		$46.62

Total return	22.77%		12.16%		5.24	%(c)	(4.53	%)(d)	12.01	%(e)

Ratios to average net assets(f)

Total gross expenses	1.16	%(g)	1.12	%(g)	1.09	%(h)	1.09	%(g)	1.13	%(h)

Total net expenses(i)	1.16	%(g)(j)	1.12	%(g)(j)	1.09	%(h)	1.09	%(g)(j)	1.13	%(h)

Net investment loss	(0.30%)		(0.41%)		(0.45	%)(h)	(0.33%)		(0.50	%)(h)

Supplemental data

Net assets, end of period (in thousands)	$189,112		$180,926		$235,749		$148,571		$679

Portfolio turnover	48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)	Annualized.

(i)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Seligman Communications and Information Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations,

26	Annual Report 2014

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2014

foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains

Annual Report 2014	27

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2014

at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.852% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $6,922.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

28	Annual Report 2014

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2014

For the year ended May 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.18
Class R5	0.05
Class Z	0.18

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $2,233,768. The liability remaining at May 31, 2014 for non-recurring charges associated with the lease amounted to $1,304,468 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $28,866.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. The Distributor has voluntarily agreed to waive 0.75% of the distribution fee for Class B shares. This arrangement may be modified or terminated by the Distributor at any time.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $18,691,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $707,325 for Class A, $33,773 for Class B and $14,874 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2013 through September 30, 2014 (%)	Prior to October 1, 2013 (%)
Class A	1.45	1.51
Class B	2.20	2.26
Class C	2.20	2.26
Class I	1.07	1.13
Class K	1.37	1.43
Class R	1.70	1.76
Class R4	1.20	1.26
Class R5	1.12	1.18
Class Z	1.20	1.26

Annual Report 2014	29

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2014

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class B distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification, and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$36,114,292
Accumulated net realized gain	(36,130,547)
Paid-in capital	16,255

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2014 ($)	Year Ended May 31, 2013 ($)
Ordinary income	—	66,375,863
Long-term capital gains	55,249,524	150,334,084
Total	55,249,524	216,709,947

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$44,140,711
Undistributed long-term capital gains	166,372,329
Net unrealized appreciation	953,348,986

At May 31, 2014, the cost of investments for federal income tax purposes was $2,497,325,412 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$991,118,491
Unrealized depreciation	(37,769,505)
Net unrealized appreciation	953,348,986

For the year ended May 31, 2014, $67,098,861 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,579,174,171 and $2,126,031,276, respectively, for the year ended May 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends – affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, one unaffiliated shareholder of record owned 12.2% of the outstanding shares of the Fund in one or

30	Annual Report 2014

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2014

more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended May 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $6,000,000 at a weighted average interest rate of 1.18%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2014	31

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2014

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2014

Columbia Seligman Communications and Information Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Seligman Communications and Information Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Communications and Information Fund (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 22, 2014

Annual Report 2014	33

Columbia Seligman Communications and Information Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$232,702,946

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34	Annual Report 2014

Columbia Seligman Communications and Information Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional	Number of Funds in the Fund Family Overseen by Board	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	35

Columbia Seligman Communications and Information Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional	Number of Funds in the Fund Family Overseen by Board	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director ICI Mutual Insurance

Company, RRG since

2011; Director, Abt

Associates

(government

contractor) since

2001; Director, Boston

Children’s Hospital

since 2002

36	Annual Report 2014

Columbia Seligman Communications and Information Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional	Number of Funds in the Fund Family Overseen by Board	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	186	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	37

Columbia Seligman Communications and Information Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010

38	Annual Report 2014

Columbia Seligman Communications and Information Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	39

Columbia Seligman Communications and Information Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Communications and Information Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

40	Annual Report 2014

Columbia Seligman Communications and Information Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that the performance reflected management’s employment of a strict fundamental investment style focused on sustainability of valuations and quality of growth rates.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management

and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio was below the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consultant firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, and that even though the Fund has surpassed most of its breakpoints, it has yet to approach an asset level that fully employs them.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014	41

Columbia Seligman Communications and Information Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

42	Annual Report 2014

Columbia Seligman Communications and Information Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2014	43

Columbia Seligman Communications and Information Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

44	Annual Report 2014

Columbia Seligman Communications and Information Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	45

Columbia Seligman Communications and Information Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN219_05_D01_(07/14)

Annual Report May 31, 2014

Columbia Small/Mid Cap Value Fund (formerly Columbia Mid Cap Value Opportunity Fund)

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor’s 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Small/Mid Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Small/Mid Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Small/Mid Cap Value Fund (the Fund) Class A shares returned 16.73% excluding sales charges for the 12-month period that ended May 31, 2014.

>	The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 22.01% for the same time period.

>

While the Fund’s absolute gains were robust, the positive contributions made by positioning in the industrials and health care sectors were more than offset by the detracting effects of positioning in information technology, consumer staples, telecommunication services and cash relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	02/14/02
Excluding sales charges		16.73	18.86	9.96
Including sales charges		10.07	17.46	9.32
Class B	02/14/02
Excluding sales charges		15.78	17.97	9.12
Including sales charges		10.78	17.76	9.12
Class C	02/14/02
Excluding sales charges		15.79	17.94	9.13
Including sales charges		14.79	17.94	9.13
Class I	03/04/04	17.22	19.40	10.47
Class K	02/14/02	16.90	19.05	10.14
Class R*	12/11/06	16.42	18.54	9.66
Class R4*	12/11/06	16.95	18.88	9.92
Class R5*	12/11/06	17.12	19.32	10.29
Class W*	12/01/06	16.73	18.90	9.98
Class Y*	06/13/13	17.19	18.95	10.01
Class Z*	09/27/10	17.04	19.11	10.08
Russell Midcap Value Index		22.01	22.19	10.67

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 — May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small/Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Small/Mid Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Jarl Ginsberg, CFA, CAIA

Christian Stadlinger, PhD, CFA

David Hoffman

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2014)
American Airlines Group, Inc.	1.4
Skyworks Solutions, Inc.	1.4
Delta Air Lines, Inc.	1.3
United Continental Holdings, Inc.	1.3
Kulicke & Soffa Industries, Inc.	1.3
Assured Guaranty Ltd.	1.3
Nabors Industries Ltd.	1.2
Constellium NV	1.2
United Rentals, Inc.	1.2
Zions Bancorporation	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Effective July 7, 2014, the Fund was renamed Columbia Small/Mid Cap Value Fund and the Fund’s benchmark was changed to the Russell 2500 Value Index. The changes reflect an expansion of the Fund’s investment universe to include smaller-capitalization companies consistent with portfolio management and investment strategy changes announced in September 2013 and May 2014. While this report reflects the new name of the Fund, the manager discussion will make relative comparisons vs. the Russell Midcap Value Index, which was the Fund’s benchmark at the close of the reporting period.

For the 12-month period that ended May 31, 2014, the Fund’s Class A shares gained 16.73% excluding sales charges. The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 22.01% for the same time period. While the Fund’s absolute gains were robust, the positive contributions made by positioning in the industrials and health care sectors were more than offset by the detracting effects of positioning in information technology, consumer staples, telecommunication services and cash relative to the benchmark.

Mid-Cap Value Stocks Climbed to New Highs

Mid-cap value stocks, as represented by the benchmark, were volatile during the annual period but climbed to new highs.

Despite frequent pullbacks, no dose of bad news during the annual period seemed capable of suppressing investors’ appetite for equities. Negatives included mixed U.S. economic data, threats of military action in Syria and Ukraine, political dysfunction broadly and ongoing worries about emerging market growth. The Federal Reserve’s (the Fed) tapering of its quantitative easing program was especially powerful in swaying market sentiment. Early in the annual period, hints the Fed was ready to start tapering its asset purchases rattled investors. But stocks rallied when the Fed delayed action in mid-September 2013. In the final months of 2013, the U.S. economy embraced a robust recovery. In turn, the Fed’s December announcement that it would slowly retreat from its monthly bond purchases, along with a bipartisan budget deal in Washington, D.C., was well-received by investors, and stocks climbed to new highs. Uncertainty returned during the first quarter of 2014, in part on hints of an earlier-than-expected increase in interest rates, the quality of seemingly better employment numbers and worries around Russia’s annexation of Crimea. Such headwinds were tempered most significantly by new Fed chair Yellen’s comments that the Fed would continue to bolster the economy with low rates and massive asset purchases. Stocks rose. April 2014 saw a sharp correction in high growth-oriented industries. In May, equities moved higher despite a tick-down in first-quarter U.S. gross domestic product (GDP) chalked up to bad weather, as investors focused on improved manufacturing and employment data, positive interpretation of Fed language and optimism surrounding potential action by the European Central Bank in June.

During the annual period overall, all ten sectors in the benchmark generated positive robust double-digit absolute returns, led by the telecommunication services, health care and information technology sectors. The weakest sectors on a relative basis were financials, utilities and materials.

Contributors and Detractors

Overall, the Fund’s results were hurt primarily by stock selection during the annual period. Sector allocation overall also detracted, albeit more modestly.

Detracting most was stock selection in information technology, consumer staples and telecommunication services. In information technology, broad-based

4	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Manager Discussion of Fund Performance (continued)

underperformance among the industries was led by negative stock selection in communications equipment, software and information technology services. In consumer staples, personal products stock selection hurt most. In telecommunication services, wireless companies hampered Fund results most. Further detracting from the Fund’s results during the annual period was holding a position in cash when the U.S. equity market rose sharply.

Individual detractors included the Fund’s position in mortgage lender Ocwen Financial, whose shares declined on news of a regulatory investigation. Shares of personal products company Nu Skin Enterprises fell sharply, as the company dealt with regulatory issues in China related to its distribution structure. Prior to the end of the annual period, however, the issues had been resolved, and the company had started to recover business momentum. A position in BroadSoft detracted, as its shares plunged after the telecommunications-software maker forecast annual earnings and revenue lower than analysts estimated. In addition, two names in the benchmark that saw their shares soar to triple digits were not held in the Fund.

The Fund’s results were aided most during the annual period by stock selection in industrials and health care. Having an overweighted allocation to the strongly-performing industrials sector also helped. Within industrials, an overweight relative to the benchmark in airlines was strongly positive as was stock selection in commercial services and suppliers and in trading companies and distributors. Within health care, stock selection proved particularly favorable among the equipment and supplies and providers and services industries.

Individual stocks contributing most positively to relative results were semiconductor companies SunEdison and Skyworks Solutions. Shares of SunEdison rose on successful solar project developments. Skyworks Solutions advanced on the radio frequency side of its business gaining share and content with customers. In industrials, two airlines performed well — American Airlines Group and Delta Airlines. Shares of American Airlines Group rose sharply after a long-awaited announcement of its merger with U.S. Airways Group came to fruition at the end of 2013. Delta Airlines benefited from the rationalization of the airline industry’s competitive environment and strong management execution.

New Management Team Drove Allocation Changes

We assumed responsibility for portfolio management of the Fund in September 2013. We gradually increased allocations to consumer discretionary and information technology stocks while decreasing exposure to utilities and consumer staples stocks. Such shifts were managed through both active trading decisions and individual stock appreciation and depreciation. Given the transition to the new management team and changes made in that process, the Fund had a portfolio turnover rate of 110% for the annual period ended May 31, 2014.

At the end of May 2014, the Fund had overweight positions relative to the benchmark in the consumer discretionary, materials, industrials, energy and information technology sectors. It had less exposure than the Russell benchmark to the utilities, financials, health care and consumer staples sectors.

Looking Ahead

We currently believe a focus on small/mid-cap value companies with strong underlying earnings and prospects and attractively priced shares has the potential to reward investors. As we move forward, we intend to remain focused on researching those companies where we believe the valuation gap is likely to shrink in the near

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	95.6
Consumer Discretionary	13.6
Consumer Staples	1.0
Energy	9.3
Financials	27.0
Health Care	6.4
Industrials	13.6
Information Technology	12.4
Materials	8.5
Utilities	3.8
Exchange-Traded Funds	0.7
Limited Partnerships	1.0
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Investments in small- & mid-sized companies often involve greater risks than investments in larger, more established companies. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. See the Fund’s prospectus for information on these and other risks.

Annual Report 2014	5

Columbia Small/Mid Cap Value Fund

Manager Discussion of Fund Performance (continued)

term. We look for a company’s upward inflection point by seeking stocks that are both inexpensive and show improving operating performance/metrics. As we do this, three types of opportunities typically come to light: 1) companies with compressed near-term operating fundamentals that we believe are poised to expand within a reasonable timeframe; 2) opportunities in industries that may be out of favor; and 3) out-of-the-limelight companies missed by the Wall Street research community.

Going forward, we expect the Fund’s performance to continue to be driven by our bottom-up stock selection process and for this process, in turn, to drive sector allocation.

6	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,058.10	1,018.75	6.36	6.24	1.24
Class B	1,000.00	1,000.00	1,054.50	1,015.01	10.19	10.00	1.99
Class C	1,000.00	1,000.00	1,054.50	1,015.01	10.19	10.00	1.99
Class I	1,000.00	1,000.00	1,060.40	1,020.94	4.11	4.03	0.80
Class K	1,000.00	1,000.00	1,058.40	1,019.45	5.65	5.54	1.10
Class R	1,000.00	1,000.00	1,056.40	1,017.50	7.64	7.49	1.49
Class R4	1,000.00	1,000.00	1,060.00	1,020.00	5.08	4.99	0.99
Class R5	1,000.00	1,000.00	1,059.60	1,020.74	4.31	4.23	0.84
Class W	1,000.00	1,000.00	1,057.90	1,018.70	6.41	6.29	1.25
Class Y	1,000.00	1,000.00	1,060.00	1,021.04	4.01	3.93	0.78
Class Z	1,000.00	1,000.00	1,059.60	1,020.09	4.98	4.89	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014	7

Columbia Small/Mid Cap Value Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 95.3%
Issuer	Shares	Value ($)
Consumer Discretionary 13.5%
Auto Components 3.3%

American Axle & Manufacturing Holdings, Inc.(a)	770,000	14,275,800

Tenneco, Inc.(a)	140,000	8,925,000

TRW Automotive Holdings Corp.(a)	165,000	14,003,550

Visteon Corp.(a)	125,000	11,392,500

Total		48,596,850

Diversified Consumer Services 1.4%

Houghton Mifflin Harcourt Co.(a)	445,000	8,107,900

Nord Anglia Education, Inc.(a)	695,000	12,510,000

Total		20,617,900

Hotels, Restaurants & Leisure 1.8%

Del Frisco’s Restaurant Group, Inc.(a)	500,000	13,505,000

Intrawest Resorts Holdings, Inc.(a)	300,000	3,423,000

Sonic Corp.(a)	475,000	9,880,000

Total		26,808,000

Household Durables 3.5%

D.R. Horton, Inc.	625,000	14,800,000

Helen of Troy Ltd.(a)	230,000	13,330,800

KB Home	650,000	10,712,000

Standard Pacific Corp.(a)	1,600,000	12,848,000

Total		51,690,800

Multiline Retail 0.8%

JCPenney Co., Inc.(a)	1,325,000	11,911,750

Specialty Retail 2.7%

Best Buy Co., Inc.	300,000	8,298,000

Finish Line, Inc., Class A (The)	500,000	14,335,000

Sally Beauty Holdings, Inc.(a)	270,000	6,917,400

Sonic Automotive, Inc., Class A	375,000	9,870,000

Total		39,420,400

Total Consumer Discretionary		199,045,700

Consumer Staples 0.9%
Personal Products 0.9%

Nu Skin Enterprises, Inc., Class A	190,000	14,029,600

Total Consumer Staples		14,029,600

Energy 9.3%
Energy Equipment & Services 3.2%

Helix Energy Solutions Group, Inc.(a)	595,000	13,911,100

Nabors Industries Ltd.	665,000	17,442,950

Oil States International, Inc.(a)	153,000	16,459,740

Total		47,813,790

Common Stocks (continued)
Issuer	Shares	Value ($)

Oil, Gas & Consumable Fuels 6.1%

Athlon Energy, Inc.(a)	390,000	16,949,400

Delek U.S. Holdings, Inc.	455,000	14,136,850

Goodrich Petroleum Corp.(a)	455,000	13,195,000

Gulfport Energy Corp.(a)	225,000	13,844,250

HollyFrontier Corp.	285,000	14,036,250

Whiting Petroleum Corp.(a)	235,000	16,884,750

Total		89,046,500

Total Energy		136,860,290

Financials 27.0%
Banks 7.4%

Comerica, Inc.	325,000	15,590,250

East West Bancorp, Inc.	475,000	15,903,000

Huntington Bancshares, Inc.	1,600,000	14,832,000

Prosperity Bancshares, Inc.	250,000	14,532,500

SVB Financial Group(a)	160,000	16,872,000

Umpqua Holdings Corp.	850,000	14,084,500

Zions Bancorporation	600,000	17,154,000

Total		108,968,250

Capital Markets 1.7%

Affiliated Managers Group, Inc.(a)	67,000	12,636,200

Medley Capital Corp.	950,000	11,770,500

Total		24,406,700

Insurance 6.4%

American Equity Investment Life Holding Co.	675,000	15,201,000

Amtrust Financial Services, Inc.	373,000	15,927,100

Assured Guaranty Ltd.	750,000	18,315,000

CNO Financial Group, Inc.	900,000	14,517,000

Hartford Financial Services Group, Inc. (The)	475,000	16,458,750

XL Group PLC	450,000	14,607,000

Total		95,025,850

Real Estate Investment Trusts (REITs) 9.0%

Alexandria Real Estate Equities, Inc.	130,000	9,891,700

Altisource Residential Corp.	390,000	10,877,100

American Assets Trust, Inc.	350,000	12,005,000

CubeSmart	650,000	11,856,000

Geo Group, Inc. (The)	340,000	11,563,400

Highwoods Properties, Inc.	325,000	13,188,500

Kilroy Realty Corp.	275,000	16,659,500

National Health Investors, Inc.	150,000	9,408,000

PennyMac Mortgage Investment Trust	450,000	9,504,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

QTS Realty Trust Inc., Class A	520,000	15,132,000

Tanger Factory Outlet Centers, Inc.	340,000	12,042,800

Total		132,128,000

Thrifts & Mortgage Finance 2.5%

EverBank Financial Corp.	815,000	15,525,750

MGIC Investment Corp.(a)	1,350,000	11,448,000

Radian Group, Inc.	680,000	9,805,600

Total		36,779,350

Total Financials		397,308,150

Health Care 6.4%
Health Care Equipment & Supplies 1.4%

Symmetry Medical, Inc.(a)	400,000	3,528,000

Teleflex, Inc.	160,000	17,062,400

Total		20,590,400

Health Care Providers & Services 5.0%

Healthways, Inc.(a)	650,000	11,199,500

Kindred Healthcare, Inc.	575,000	14,271,500

LifePoint Hospitals, Inc.(a)	279,000	17,085,960

Omnicare, Inc.	235,000	14,934,250

VCA, Inc.(a)	475,000	15,983,750

Total		73,474,960

Total Health Care		94,065,360

Industrials 13.6%
Airlines 3.9%

American Airlines Group, Inc.(a)	500,000	20,080,000

Delta Air Lines, Inc.	475,000	18,957,250

United Continental Holdings, Inc.(a)	415,000	18,413,550

Total		57,450,800

Building Products 0.5%

USG Corp.(a)	250,000	7,495,000

Commercial Services & Supplies 1.7%

Deluxe Corp.	275,000	15,424,750

Steelcase, Inc., Class A	550,000	9,014,500

Total		24,439,250

Construction & Engineering 0.7%

MasTec, Inc.(a)	282,413	10,166,868

Machinery 3.8%

AGCO Corp.	250,000	13,490,000

Timken Co. (The)	205,000	13,165,100

Trinity Industries, Inc.	185,000	16,008,050

Wabash National Corp.(a)	1,000,000	13,690,000

Total		56,353,150

Common Stocks (continued)
Issuer	Shares	Value ($)

Professional Services 1.0%

Towers Watson & Co.	125,000	14,063,750

Road & Rail 0.8%

Swift Transportation Co.(a)	500,000	12,380,000

Trading Companies & Distributors 1.2%

United Rentals, Inc.(a)	170,000	17,178,500

Total Industrials		199,527,318

Information Technology 12.3%
Communications Equipment 2.6%

Aruba Networks, Inc.(a)	350,000	6,480,250

Ciena Corp.(a)	450,000	8,730,000

F5 Networks, Inc.(a)	105,000	11,397,750

Finisar Corp.(a)	515,000	12,231,250

Total		38,839,250

Internet Software & Services 1.0%

Endurance International Group Holdings, Inc.(a)	1,174,123	15,322,305

IT Services 1.2%

Global Cash Access Holdings, Inc.(a)	600,000	5,340,000

Unisys Corp.(a)	495,000	11,617,650

Total		16,957,650

Semiconductors & Semiconductor Equipment 5.1%

Fairchild Semiconductor International, Inc.(a)	776,000	11,383,920

Integrated Device Technology, Inc.(a)	975,000	12,967,500

Kulicke & Soffa Industries, Inc.(a)	1,300,000	18,317,000

Skyworks Solutions, Inc.	450,000	19,489,500

SunEdison, Inc.(a)	625,000	12,306,250

Total		74,464,170

Software 2.4%

Autodesk, Inc.(a)	235,000	12,306,950

BroadSoft, Inc.(a)	475,000	10,245,750

EPIQ Systems, Inc.	110,000	1,326,600

Mentor Graphics Corp.	575,000	12,184,250

Total		36,063,550

Total Information Technology		181,646,925

Materials 8.5%
Chemicals 2.4%

Axiall Corp.	245,000	11,321,450

OM Group, Inc.	345,000	10,626,000

Taminco Corp.(a)	600,000	12,786,000

Total		34,733,450

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Small/Mid Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Containers & Packaging 0.9%

Rock-Tenn Co., Class A	135,000	13,639,050

Metals & Mining 1.2%

Constellium NV(a)	590,000	17,192,600

Paper & Forest Products 4.0%

Boise Cascade Co.(a)	425,000	11,118,000

Clearwater Paper Corp.(a)	200,000	12,414,000

Domtar Corp.	120,000	10,905,600

KapStone Paper and Packaging Corp.(a)	525,000	15,251,250

Louisiana-Pacific Corp.(a)	650,000	9,230,000

Total		58,918,850

Total Materials		124,483,950

Utilities 3.8%
Electric Utilities 0.9%

UIL Holdings Corp.	350,000	12,939,500

Gas Utilities 2.0%

South Jersey Industries, Inc.	264,726	15,227,040

Southwest Gas Corp.	275,000	14,399,000

Total		29,626,040

Independent Power and Renewable Electricity Producers 0.9%

NRG Energy, Inc.	370,000	13,186,800

Total Utilities		55,752,340

Total Common Stocks
(Cost: $1,234,030,392)		1,402,719,633

Exchange-Traded Funds 0.7%
Issuer	Shares	Value ($)

SPDR S&P 500 ETF Trust	55,000	10,594,650

Total Exchange-Traded Funds
(Cost: $10,309,600)		10,594,650

Limited Partnerships 1.0%
Financials 1.0%
Capital Markets 1.0%

Lazard Ltd., Class A	300,000	15,150,000

Total Financials		15,150,000

Total Limited Partnerships
(Cost: $10,385,340)		15,150,000

Money Market Funds 2.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.088%(b)(c)	39,035,428	39,035,428

Total Money Market Funds
(Cost: $39,035,428)		39,035,428

Total Investments
(Cost: $1,293,760,760)		1,467,499,711

Other Assets & Liabilities, Net		4,532,008

Net Assets		1,472,031,719

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	58,276,223	581,432,067	(600,672,862)	39,035,428	51,371	39,035,428

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	199,045,700	—	—	199,045,700

Consumer Staples	14,029,600	—	—	14,029,600

Energy	136,860,290	—	—	136,860,290

Financials	397,308,150	—	—	397,308,150

Health Care	94,065,360	—	—	94,065,360

Industrials	199,527,318	—	—	199,527,318

Information Technology	181,646,925	—	—	181,646,925

Materials	124,483,950	—	—	124,483,950

Utilities	55,752,340	—	—	55,752,340

Exchange-Traded Funds	10,594,650	—	—	10,594,650

Total Equity Securities	1,413,314,283	—	—	1,413,314,283

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Small/Mid Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Limited Partnerships	15,150,000	—	—	15,150,000

Total Other	15,150,000	—	—	15,150,000

Mutual Funds

Money Market Funds	39,035,428	—	—	39,035,428

Total Mutual Funds	39,035,428	—	—	39,035,428

Total	1,467,499,711	—	—	1,467,499,711

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Statement of Assets and Liabilities

May 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,254,725,332)	$1,428,464,283

Affiliated issuers (identified cost $39,035,428)	39,035,428

Total investments (identified cost $1,293,760,760)	1,467,499,711

Receivable for:

Investments sold	7,089,487

Capital shares sold	300,649

Dividends	1,401,065

Prepaid expenses	878

Other assets	1,106

Total assets	1,476,292,896

Liabilities

Payable for:

Investments purchased	2,847,844

Capital shares purchased	974,115

Investment management fees	28,998

Distribution and/or service fees	8,555

Transfer agent fees	154,004

Administration fees	2,232

Plan administration fees	32,691

Compensation of board members	104,096

Other expenses	108,642

Total liabilities	4,261,177

Net assets applicable to outstanding capital stock	$1,472,031,719

Represented by

Paid-in capital	$1,147,587,612

Excess of distributions over net investment income	(1,318,629)

Accumulated net realized gain	152,023,785

Unrealized appreciation (depreciation) on:

Investments	173,738,951

Total — representing net assets applicable to outstanding capital stock	$1,472,031,719

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Small/Mid Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A

Net assets	$976,436,304

Shares outstanding	90,348,237

Net asset value per share	$10.81

Maximum offering price per share(a)	$11.47

Class B

Net assets	$24,380,836

Shares outstanding	2,389,059

Net asset value per share	$10.21

Class C

Net assets	$36,115,302

Shares outstanding	3,542,220

Net asset value per share	$10.20

Class I

Net assets	$80,861,954

Shares outstanding	7,343,839

Net asset value per share	$11.01

Class K

Net assets	$155,550,546

Shares outstanding	14,299,037

Net asset value per share	$10.88

Class R

Net assets	$12,244,828

Shares outstanding	1,144,491

Net asset value per share	$10.70

Class R4

Net assets	$25,923,574

Shares outstanding	2,403,327

Net asset value per share	$10.79

Class R5

Net assets	$121,575,556

Shares outstanding	11,153,256

Net asset value per share	$10.90

Class W

Net assets	$2,645

Shares outstanding	243

Net asset value per share(b)	$10.89

Class Y

Net assets	$7,030,929

Shares outstanding	652,567

Net asset value per share	$10.77

Class Z

Net assets	$31,909,245

Shares outstanding	2,904,652

Net asset value per share	$10.99

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$22,104,508
Dividends — affiliated issuers	51,371
Interest	53,068
Foreign taxes withheld	(65,397)

Total income	22,143,550

Expenses:
Investment management fees	11,588,133
Distribution and/or service fees
Class A	2,399,503
Class B	306,477
Class C	344,480
Class R	64,614
Class W	13
Transfer agent fees
Class A	2,062,881
Class B	66,623
Class C	73,940
Class K	87,261
Class R	27,837
Class R4	59,751
Class R5	105,923
Class W	11
Class Z	164,408
Administration fees	894,822
Plan administration fees
Class K	436,303
Compensation of board members	46,316
Custodian fees	26,357
Printing and postage fees	166,463
Registration fees	151,251
Professional fees	47,695
Other	59,471

Total expenses	19,180,533
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(59,768)
Expense reductions	(80)

Total net expenses	19,120,685

Net investment income	3,022,865

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	472,710,413
Foreign currency translations	(36)

Net realized gain	472,710,377
Net change in unrealized appreciation (depreciation) on:
Investments	(221,887,020)

Net change in unrealized appreciation (depreciation)	(221,887,020)

Net realized and unrealized gain	250,823,357

Net increase in net assets resulting from operations	$253,846,222

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Small/Mid Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014(a)	Year Ended May 31, 2013
Operations

Net investment income	$3,022,865	$14,154,976

Net realized gain	472,710,377	205,697,006

Net change in unrealized appreciation (depreciation)	(221,887,020)	238,724,401

Net increase in net assets resulting from operations	253,846,222	458,576,383

Distributions to shareholders

Net investment income

Class A	(9,760,341)	(4,164,880)

Class B	(188,593)	—

Class C	(219,396)	—

Class I	(1,084,703)	(820,535)

Class K	(1,861,253)	(1,324,143)

Class R	(107,709)	(18,939)

Class R4	(337,511)	(155,828)

Class R5	(3,167,030)	(1,178,845)

Class W	(57)	(23)

Class Y	(472,242)	—

Class Z	(497,630)	(1,189,640)

Net realized gains

Class A	(69,193,078)	—

Class B	(2,263,318)	—

Class C	(2,648,660)	—

Class I	(5,522,105)	—

Class K	(11,548,795)	—

Class R	(965,363)	—

Class R4	(2,074,996)	—

Class R5	(16,630,430)	—

Class W	(400)	—

Class Y	(2,524,550)	—

Class Z	(2,901,080)	—

Total distributions to shareholders	(133,969,240)	(8,852,833)

Increase (decrease) in net assets from capital stock activity	(321,503,772)	(377,402,536)

Total increase (decrease) in net assets	(201,626,790)	72,321,014

Net assets at beginning of year	1,673,658,509	1,601,337,495

Net assets at end of year	$1,472,031,719	$1,673,658,509

Undistributed (excess of distributions over) net investment income	$(1,318,629)	$9,933,028

(a)	Class Y shares are for the period from June 13, 2013 (commencement of operations) to May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	7,719,881	81,556,402	8,481,198	73,024,302

Distributions reinvested	7,655,219	78,083,234	482,338	4,109,839

Redemptions	(17,509,364)	(184,628,857)	(28,527,572)	(240,615,145)

Net decrease	(2,134,264)	(24,989,221)	(19,564,036)	(163,481,004)

Class B shares

Subscriptions	51,752	516,734	44,804	377,126

Distributions reinvested	251,225	2,429,346	—	—

Redemptions(b)	(1,938,909)	(19,393,030)	(2,787,768)	(21,209,231)

Net decrease	(1,635,932)	(16,446,950)	(2,742,964)	(20,832,105)

Class C shares

Subscriptions	411,683	4,114,931	252,718	2,129,521

Distributions reinvested	286,754	2,770,043	—	—

Redemptions	(506,602)	(5,053,420)	(1,187,272)	(9,403,132)

Net increase (decrease)	191,835	1,831,554	(934,554)	(7,273,611)

Class I shares

Subscriptions	182,239	2,000,712	19,430	155,097

Distributions reinvested	636,996	6,605,646	95,869	820,439

Redemptions	(3,247,139)	(35,388,406)	(1,350,797)	(12,000,843)

Net decrease	(2,427,904)	(26,782,048)	(1,235,498)	(11,025,307)

Class K shares

Subscriptions	2,732,714	28,911,315	4,938,369	43,040,393

Distributions reinvested	1,306,894	13,408,739	155,116	1,324,069

Redemptions	(9,695,132)	(103,152,230)	(16,736,311)	(142,262,156)

Net decrease	(5,655,524)	(60,832,176)	(11,642,826)	(97,897,694)

Class R shares

Subscriptions	318,601	3,327,797	278,401	2,434,731

Distributions reinvested	104,018	1,051,621	2,199	18,606

Redemptions	(543,044)	(5,672,185)	(823,493)	(6,880,926)

Net decrease	(120,425)	(1,292,767)	(542,893)	(4,427,589)

Class R4 shares

Subscriptions	588,775	6,202,352	1,348,868	11,537,056

Distributions reinvested	237,218	2,412,507	18,333	155,828

Redemptions	(1,315,116)	(13,752,040)	(4,645,406)	(40,332,068)

Net decrease	(489,123)	(5,137,181)	(3,278,205)	(28,639,184)

Class R5 shares

Subscriptions	4,153,207	44,352,521	13,499,999	127,092,820

Distributions reinvested	1,798,337	18,468,926	125,712	1,066,564

Redemptions	(17,308,395)	(182,577,597)	(9,784,113)	(83,753,016)

Net increase (decrease)	(11,356,851)	(119,756,150)	3,841,598	44,406,368

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Small/Mid Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Redemptions	(263)	(2,901)	—	—

Net decrease	(263)	(2,901)	—	—

Class Y shares

Subscriptions	4,460,365	46,830,747	—	—

Distributions reinvested	295,227	2,996,559	—	—

Redemptions	(4,103,025)	(43,038,706)	—	—

Net increase	652,567	6,788,600	—	—

Class Z shares

Subscriptions	4,012,037	42,542,748	6,578,897	54,535,504

Distributions reinvested	251,291	2,603,380	136,251	1,166,463

Redemptions	(10,865,587)	(120,030,660)	(15,526,319)	(143,934,377)

Net decrease	(6,602,259)	(74,884,532)	(8,811,171)	(88,232,410)

Total net decrease	(29,578,143)	(321,503,772)	(44,910,549)	(377,402,536)

(a)	Class Y shares are for the period from June 13, 2013 (commencement of operations) to May 31, 2014.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,						Year Ended September 30,
Class A	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$10.08		$7.59		$6.44		$6.94		$6.15	$7.14

Income from investment operations:

Net investment income	0.01		0.07		0.03		0.02		0.04	0.07

Net realized and unrealized gain (loss)	1.62		2.46		1.12		(0.48)		0.83	(0.59)

Total from investment operations	1.63		2.53		1.15		(0.46)		0.87	(0.52)

Less distributions to shareholders:

Net investment income	(0.11)		(0.04)		(0.00	)(b)	(0.04)		(0.08)	(0.02)

Net realized gains	(0.79)		—		—		—		—	(0.45)

Total distributions to shareholders	(0.90)		(0.04)		(0.00	)(b)	(0.04)		(0.08)	(0.47)

Net asset value, end of period	$10.81		$10.08		$7.59		$6.44		$6.94	$6.15

Total return	16.73%		33.47%		17.93%		(6.69%)		14.28%	(4.97%)

Ratios to average net assets(c)

Total gross expenses	1.26%		1.31%		1.29	%(d)	1.30%		1.20%	1.19%

Total net expenses(e)	1.25	%(f)	1.23	%(f)	1.20	%(d)	1.29	%(f)	1.20%	1.19%

Net investment income	0.10%		0.81%		0.55	%(d)	0.22%		0.62%	1.39%

Supplemental data

Net assets, end of period (in thousands)	$976,436		$932,556		$850,820		$882,934		$1,324,861	$1,351,336

Portfolio turnover	110%		40%		28%		46%		50%	42%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class B	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$9.60		$7.24		$6.17		$6.67		$5.90	$6.90

Income from investment operations:

Net investment income (loss)	(0.06)		0.01		(0.01)		(0.04)		(0.01)	0.03

Net realized and unrealized gain (loss)	1.53		2.35		1.08		(0.46)		0.81	(0.58)

Total from investment operations	1.47		2.36		1.07		(0.50)		0.80	(0.55)

Less distributions to shareholders:

Net investment income	(0.07)		—		—		—		(0.03)	—

Net realized gains	(0.79)		—		—		—		—	(0.45)

Total distributions to shareholders	(0.86)		—		—		—		(0.03)	(0.45)

Net asset value, end of period	$10.21		$9.60		$7.24		$6.17		$6.67	$5.90

Total return	15.78%		32.60%		17.34%		(7.50%)		13.65%	(5.88%)

Ratios to average net assets(b)

Total gross expenses	2.01%		2.05%		2.04	%(c)	2.04%		1.97%	1.96%

Total net expenses(d)	2.00	%(e)	1.97	%(e)	1.95	%(c)	2.03	%(e)	1.97%	1.96%

Net investment income (loss)	(0.65%)		0.11%		(0.19	%)(c)	(0.54%)		(0.18%)	0.62%

Supplemental data

Net assets, end of period (in thousands)	$24,381		$38,621		$49,020		$49,737		$92,370	$104,322

Portfolio turnover	110%		40%		28%		46%		50%	42%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class C	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$9.59		$7.24		$6.17		$6.66		$5.91	$6.90

Income from investment operations:

Net investment income (loss)	(0.07)		0.01		(0.01)		(0.04)		(0.01)	0.03

Net realized and unrealized gain (loss)	1.54		2.34		1.08		(0.45)		0.80	(0.57)

Total from investment operations	1.47		2.35		1.07		(0.49)		0.79	(0.54)

Less distributions to shareholders:

Net investment income	(0.07)		—		—		—		(0.04)	—

Net realized gains	(0.79)		—		—		—		—	(0.45)

Total distributions to shareholders	(0.86)		—		—		—		(0.04)	(0.45)

Net asset value, end of period	$10.20		$9.59		$7.24		$6.17		$6.66	$5.91

Total return	15.79%		32.46%		17.34%		(7.36%)		13.49%	(5.74%)

Ratios to average net assets(b)

Total gross expenses	2.01%		2.06%		2.04	%(c)	2.05%		1.96%	1.95%

Total net expenses(d)	2.00	%(e)	1.98	%(e)	1.95	%(c)	2.04	%(e)	1.96%	1.95%

Net investment income (loss)	(0.66%)		0.07%		(0.20	%)(c)	(0.52%)		(0.13%)	0.62%

Supplemental data

Net assets, end of period (in thousands)	$36,115		$32,119		$31,012		$34,731		$45,317	$41,952

Portfolio turnover	110%		40%		28%		46%		50%	42%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class I	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.25	$7.72	$6.56		$7.07	$6.25	$7.26

Income from investment operations:

Net investment income	0.06	0.11	0.05		0.06	0.07	0.09

Net realized and unrealized gain (loss)	1.65	2.50	1.15		(0.49)	0.86	(0.60)

Total from investment operations	1.71	2.61	1.20		(0.43)	0.93	(0.51)

Less distributions to shareholders:

Net investment income	(0.16)	(0.08)	(0.04)		(0.08)	(0.11)	(0.05)

Net realized gains	(0.79)	—	—		—	—	(0.45)

Total distributions to shareholders	(0.95)	(0.08)	(0.04)		(0.08)	(0.11)	(0.50)

Net asset value, end of period	$11.01	$10.25	$7.72		$6.56	$7.07	$6.25

Total return	17.22%	33.99%	18.30%		(6.28%)	15.06%	(4.60%)

Ratios to average net assets(b)

Total gross expenses	0.79%	0.80%	0.79	%(c)	0.82%	0.73%	0.67%

Total net expenses(d)	0.79%	0.78%	0.77	%(c)	0.82%	0.73%	0.67%

Net investment income	0.55%	1.25%	0.98	%(c)	0.72%	1.05%	1.83%

Supplemental data

Net assets, end of period (in thousands)	$80,862	$100,192	$84,959		$100,645	$117,621	$44,214

Portfolio turnover	110%	40%	28%		46%	50%	42%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class K	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.14	$7.64	$6.48		$6.99	$6.19	$7.20

Income from investment operations:

Net investment income	0.03	0.08	0.04		0.03	0.05	0.08

Net realized and unrealized gain (loss)	1.63	2.47	1.13		(0.48)	0.85	(0.60)

Total from investment operations	1.66	2.55	1.17		(0.45)	0.90	(0.52)

Less distributions to shareholders:

Net investment income	(0.13)	(0.05)	(0.01)		(0.06)	(0.10)	(0.04)

Net realized gains	(0.79)	—	—		—	—	(0.45)

Total distributions to shareholders	(0.92)	(0.05)	(0.01)		(0.06)	(0.10)	(0.49)

Net asset value, end of period	$10.88	$10.14	$7.64		$6.48	$6.99	$6.19

Total return	16.90%	33.53%	18.15%		(6.59%)	14.61%	(4.91%)

Ratios to average net assets(b)

Total gross expenses	1.09%	1.10%	1.09	%(c)	1.12%	1.03%	0.97%

Total net expenses(d)	1.09%	1.08%	1.07	%(c)	1.12%	1.03%	0.97%

Net investment income	0.28%	0.97%	0.69	%(c)	0.38%	0.80%	1.55%

Supplemental data

Net assets, end of period (in thousands)	$155,551	$202,420	$241,253		$251,200	$389,349	$337,593

Portfolio turnover	110%	40%	28%		46%	50%	42%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class R	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$9.99		$7.52		$6.39		$6.88		$6.11	$7.12

Income from investment operations:

Net investment income (loss)	(0.02)		0.05		0.02		(0.00	)(b)	0.02	0.05

Net realized and unrealized gain (loss)	1.61		2.43		1.11		(0.46)		0.82	(0.58)

Total from investment operations	1.59		2.48		1.13		(0.46)		0.84	(0.53)

Less distributions to shareholders:

Net investment income	(0.09)		(0.01)		—		(0.03)		(0.07)	(0.03)

Net realized gains	(0.79)		—		—		—		—	(0.45)

Total distributions to shareholders	(0.88)		(0.01)		—		(0.03)		(0.07)	(0.48)

Net asset value, end of period	$10.70		$9.99		$7.52		$6.39		$6.88	$6.11

Total return	16.42%		33.07%		17.68%		(6.81%)		13.85%	(5.25%)

Ratios to average net assets(c)

Total gross expenses	1.51%		1.56%		1.54	%(d)	1.55%		1.53%	1.47%

Total net expenses(e)	1.50	%(f)	1.47	%(f)	1.45	%(d)	1.54	%(f)	1.53%	1.47%

Net investment income (loss)	(0.15%)		0.59%		0.31	%(d)	(0.01%)		0.31%	1.07%

Supplemental data

Net assets, end of period (in thousands)	$12,245		$12,641		$13,594		$14,799		$16,531	$15,827

Portfolio turnover	110%		40%		28%		46%		50%	42%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,					Year Ended September 30,
Class R4	2014		2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.06		$7.56	$6.41		$6.92	$6.14	$7.15

Income from investment operations:

Net investment income	0.04		0.08	0.02		0.01	0.04	0.06

Net realized and unrealized gain (loss)	1.61		2.45	1.13		(0.48)	0.83	(0.59)

Total from investment operations	1.65		2.53	1.15		(0.47)	0.87	(0.53)

Less distributions to shareholders:

Net investment income	(0.13)		(0.03)	—		(0.04)	(0.09)	(0.03)

Net realized gains	(0.79)		—	—		—	—	(0.45)

Total distributions to shareholders	(0.92)		(0.03)	—		(0.04)	(0.09)	(0.48)

Net asset value, end of period	$10.79		$10.06	$7.56		$6.41	$6.92	$6.14

Total return	16.95%		33.59%	17.94%		(6.84%)	14.22%	(5.07%)

Ratios to average net assets(b)

Total gross expenses	1.01%		1.18%	1.34	%(c)	1.37%	1.29%	1.22%

Total net expenses(d)	1.00	%(e)	1.15%	1.32	%(c)	1.37%	1.29%	1.22%

Net investment income	0.36%		0.93%	0.44	%(c)	0.16%	0.55%	1.30%

Supplemental data

Net assets, end of period (in thousands)	$25,924		$29,093	$46,639		$50,329	$67,911	$46,599

Portfolio turnover	110%		40%	28%		46%	50%	42%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class R5	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.16	$7.65	$6.50		$7.01	$6.20	$7.21

Income from investment operations:

Net investment income	0.06	0.11	0.05		0.05	0.07	0.09

Net realized and unrealized gain (loss)	1.62	2.47	1.13		(0.48)	0.85	(0.60)

Total from investment operations	1.68	2.58	1.18		(0.43)	0.92	(0.51)

Less distributions to shareholders:

Net investment income	(0.15)	(0.07)	(0.03)		(0.08)	(0.11)	(0.05)

Net realized gains	(0.79)	—	—		—	—	(0.45)

Total distributions to shareholders	(0.94)	(0.07)	(0.03)		(0.08)	(0.11)	(0.50)

Net asset value, end of period	$10.90	$10.16	$7.65		$6.50	$7.01	$6.20

Total return	17.12%	33.98%	18.26%		(6.38%)	14.97%	(4.65%)

Ratios to average net assets(b)

Total gross expenses	0.84%	0.85%	0.84	%(c)	0.87%	0.79%	0.72%

Total net expenses(d)	0.84%	0.83%	0.82	%(c)	0.87%	0.79%	0.72%

Net investment income	0.53%	1.22%	0.94	%(c)	0.67%	1.05%	1.82%

Supplemental data

Net assets, end of period (in thousands)	$121,576	$228,714	$142,835		$119,293	$139,751	$133,143

Portfolio turnover	110%	40%	28%		46%	50%	42%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class W	2014		2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.15		$7.65		$6.49		$7.00	$6.20	$7.19

Income from investment operations:

Net investment income	0.01		0.07		0.03		0.02	0.04	0.07

Net realized and unrealized gain (loss)	1.63		2.47		1.14		(0.48)	0.85	(0.59)

Total from investment operations	1.64		2.54		1.17		(0.46)	0.89	(0.52)

Less distributions to shareholders:

Net investment income	(0.11)		(0.04)		(0.01)		(0.05)	(0.09)	(0.02)

Net realized gains	(0.79)		—		—		—	—	(0.45)

Total distributions to shareholders	(0.90)		(0.04)		(0.01)		(0.05)	(0.09)	(0.47)

Net asset value, end of period	$10.89		$10.15		$7.65		$6.49	$7.00	$6.20

Total return	16.73%		33.37%		18.03%		(6.69%)	14.43%	(4.96%)

Ratios to average net assets(b)

Total gross expenses	1.24%		1.28%		1.26	%(c)	1.28%	1.17%	1.07%

Total net expenses(d)	1.24	%(e)	1.22	%(e)	1.18	%(c)	1.28%	1.17%	1.07%

Net investment income	0.14%		0.80%		0.57	%(c)	0.26%	0.67%	1.48%

Supplemental data

Net assets, end of period (in thousands)	$3		$5		$4		$3	$4	$3

Portfolio turnover	110%		40%		28%		46%	50%	42%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

Class Y	Year Ended May 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.08

Income from investment operations:

Net investment income	0.04

Net realized and unrealized gain	1.59

Total from investment operations	1.63

Less distributions to shareholders:

Net investment income	(0.15)

Net realized gains	(0.79)

Total distributions to shareholders	(0.94)

Net asset value, end of period	$10.77

Total return	16.73%

Ratios to average net assets(b)

Total gross expenses	0.79	%(c)

Total net expenses(d)	0.78	%(c)

Net investment income	0.37	%(c)

Supplemental data

Net assets, end of period (in thousands)	$7,031

Portfolio turnover	110%

Notes to Financial Highlights

(a)	For the period from June 13, 2013 (commencement of operations) to May 31, 2014.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class Z	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$10.23		$7.71		$6.55		$7.07		$7.00

Income from investment operations:

Net investment income	0.04		0.09		0.04		0.06		0.00	(c)

Net realized and unrealized gain (loss)	1.65		2.50		1.15		(0.50)		0.07

Total from investment operations	1.69		2.59		1.19		(0.44)		0.07

Less distributions to shareholders:

Net investment income	(0.14)		(0.07)		(0.03)		(0.08)		—

Net realized gains	(0.79)		—		—		—		—

Total distributions to shareholders	(0.93)		(0.07)		(0.03)		(0.08)		—

Net asset value, end of period	$10.99		$10.23		$7.71		$6.55		$7.07

Total return	17.04%		33.70%		18.18%		(6.42%)		1.00%

Ratios to average net assets(d)

Total gross expenses	1.01%		1.06%		1.04	%(e)	1.07%		1.01	%(e)

Total net expenses(f)	1.00	%(g)	0.97	%(g)	0.95	%(e)	1.06	%(g)	1.01	%(e)

Net investment income	0.36%		1.07%		0.81	%(e)	0.80%		4.49	%(e)

Supplemental data

Net assets, end of period (in thousands)	$31,909		$97,298		$141,202		$127,642		$3

Portfolio turnover	110%		40%		28%		46%		50%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Small/Mid Cap Value Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Small/Mid Cap Value Fund (formerly Columbia Mid Cap Value Opportunity Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on June 13, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as

30	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board) including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

Annual Report 2014	31

Columbia Small/Mid Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.71% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $4,109.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

32	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended May 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.22
Class C	0.21
Class K	0.05
Class R	0.22
Class R4	0.22
Class R5	0.05
Class W	0.22
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended

May 31, 2014, these minimum account balance fees reduced total expenses by $80.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,870,000 and $359,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $439,598 for Class A, $7,129 for Class B and $582 for

Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2014	33

Columbia Small/Mid Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.33%	1.27%
Class B	2.08	2.02
Class C	2.08	2.02
Class I	0.89	0.82
Class K	1.19	1.12
Class R	1.58	1.52
Class R4	1.08	1.02
Class R5	0.94	0.87
Class W	1.33	1.27
Class Y	0.89	0.82
Class Z	1.08	1.02

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, investments in partnerships, late-year ordinary losses and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,421,943
Accumulated net realized gain	(3,418,038)
Paid-in capital	(3,905)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$17,689,477	$8,852,833
Long-term capital gains	116,279,763	—
Total	$133,969,240	$8,852,833

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$164,891,941
Capital loss carryforwards	(11,249,565)
Net unrealized appreciation	171,815,264

At May 31, 2014, the cost of investments for federal income tax purposes was $1,295,684,447 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$198,405,831
Unrealized depreciation	(26,590,567)
Net unrealized appreciation	$171,815,264

The following capital loss carryforwards, determined at May 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	1,305,027
2018	9,944,538
Total	11,249,565

For the year ended May 31, 2014, $174,939,033 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable

34	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

year. As of May 31, 2014, the Fund will elect to treat late-year ordinary losses of $910,028 as arising on June 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,745,396,069 and $2,179,923,003, respectively, for the year ended May 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 67.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing.

Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Annual Report 2014	35

Columbia Small/Mid Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Small/Mid Cap Value Fund (formerly Columbia Mid Cap Value Opportunity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small/Mid Cap Value Fund (formerly Columbia Mid Cap Value Opportunity Fund) (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 22, 2014

Annual Report 2014	37

Columbia Small/Mid Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$295,230,289

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

38	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	39

Columbia Small/Mid Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

40	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	186	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	41

Columbia Small/Mid Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief

Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

42	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small/Mid Cap Value Fund (formerly known as Columbia Mid Cap Value Opportunity Fund) (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014	43

Columbia Small/Mid Cap Value Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the strategy and the management team) had been taken or are contemplated to help improve the Fund’s performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds’ standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund’s total expense ratio was slightly below the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

44	Annual Report 2014

Columbia Small/Mid Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	45

Columbia Small/Mid Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN198_05_D01_(07/14)

Annual Report May 31, 2014

Columbia Commodity Strategy Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor’s 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Commodity Strategy Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Commodity Strategy Fund

Performance Overview

Performance Summary

>	Columbia Commodity Strategy Fund (the Fund) Class A shares returned 0.59% excluding sales charges for the 12-month period that ended May 31, 2014.

>	The Fund underperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, which returned 2.50% for the same time period.

>	Losses in the energy sector generally accounted for the Fund’s performance shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2014)
	Inception	1 Year	Life of Fund
Class A*	06/18/12
Excluding sales charges		0.59	-5.28
Including sales charges		-5.20	-7.23
Class C*	06/18/12
Excluding sales charges		-0.12	-5.97
Including sales charges		-1.12	-5.97
Class I	07/28/11	0.93	-4.89
Class R*	06/18/12	0.35	-5.51
Class R4*	03/19/13	0.70	-5.23
Class R5*	01/08/14	0.64	-5.23
Class W	07/28/11	0.47	-5.28
Class Z*	06/18/12	0.94	-5.09
Dow Jones-UBS Commodity Index Total Return		2.50	-6.85

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class W shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Dow Jones-UBS Commodity Index Total Return is a total return index based on the Dow Jones-UBS Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure. Effective June 30, 2014, S&P Dow Jones Indices will cease the calculation and distribution of the Dow Jones-UBS Commodity Index Total Return. Effective July 1, 2014, the index will be rebranded and distributed by Bloomberg as the Bloomberg Commodity Index Total Return.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Commodity Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (July 28, 2011 — May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Commodity Strategy Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

David Donora

Nicolas Robin

Commodities Market Exposure (%) (at May 31, 2014)
Commodities Derivatives Contracts(a)
Agriculture	36.7
Energy	36.3
Industrial Metals	15.4
Precious Metals	11.6
Total Notional Market Value of Commodities Derivatives Contracts	100.0

(a)	Reflects notional market value of commodities derivatives contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities derivative contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities derivatives contracts is $67,721,349. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the consolidated financial statements.

Other Portfolio Holdings (%) (at May 31, 2014)
Money Market Funds(a)	86.1
Other Assets and Liabilities	13.9
Net Assets	100.0

(a)	Percentage based upon net assets. At year end, the Fund held an investments in an affiliated money market fund, which have been segregated to cover obligations relating to the Fund’s investments in open derivatives contracts which provide exposure to the commodities market. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the consolidated financial statements.

Investment Risks

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of

At May 31, 2014, approximately 92% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2014, the Fund’s Class A shares returned 0.59% excluding sales charges. The Fund underperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, which returned 2.50% for the same period. Losses in the energy sector, especially in the unusually volatile natural gas and crude oil markets, generally accounted for the Fund’s performance shortfall relative to the benchmark.

A Lackluster Environment for Commodities

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation’s capacity utilization rate to a recovery high of 79.2% in March 2014. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

This generally positive economic backdrop was not the case in other parts of the world, where a generally weak global economy dampened consumer demand for commodities, and commodity prices declined throughout the first half of the period. Selected markets rallied during the first few months of 2014, the result of unusually cold weather in the United States, a drought in Brazil and the PED virus, which affected the domestic market for lean hogs. However, most of the larger commodities markets, including energy, precious metals, and base metals, remained relatively weak.

Contributors and Detractors

The Fund achieved positive results within the metals markets. We began the period with zero exposure to the nickel market, as we expected an Indonesian ban on nickel ore exports would be short-lived. However, when the drawing down of Chinese inventories suggested that the ban would endure, we reversed course and established an overweight position that ultimately contributed positively to overall performance. The Fund’s longstanding underweight in aluminum also aided performance, as did precious metals, where we took advantage of periodic market rallies to decrease exposure to gold, which was already underweight relative to the benchmark. In soft commodities, the Fund began the period underweight in coffee, on fears of overproduction and weakness in emerging market currencies. This position was closed out in October and was a modest contributor to performance.

The Fund encountered unexpected difficulties trading in the energy markets, an area where our relative value strategies had previously enjoyed considerable success. The coldest North American winter in thirty years led natural gas suppliers

4	Annual Report 2014

Columbia Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

to draw down their inventories. The Fund’s response was to anticipate weakness at the front end of the natural gas futures curve. Although this position was temporarily successful, we underestimated the pace at which the market would rebound, and ultimately we were forced to step out our term structure options positions. The result was a material loss. In addition, the Fund sustained slight losses from the interplay within the crude oil markets, where we were overweight in Brent oil and underweight in West Texas Intermediate throughout the year. Brent and West Texas Intermediate are major trading classifications of sweet light crude oil. Brent serves as a major benchmark price for the purchase of two-thirds of the world’s oil. Western Texas Intermediate is refined mostly in the Midwest and Gulf Coast regions of the United States.

Looking Ahead

At this time, we believe that the outlook for commodities is more favorable than it has been in some time. The global economy is currently gaining momentum, and many producers have backed away from investment and new production. As these trends converge, we would expect to see tightness emerge in a number of markets, a development that would bode well for commodity prices. However, there are significant points of differentiation. We see grain markets creating a bottom at current levels and expect livestock to continue to be strong, but we continue to be underweight in cotton at this time because of large and growing global inventories. We also currently maintain a bearish stance on lean hogs, as we expect prices to correct once the PED virus abates. One lag effect of the cold winter weather is that domestic oil refiners delayed their maintenance programs, possibly providing some support to the gasoline markets as we enter the heavy driving season. At present, we believe that the dollar, powered by higher domestic oil production, will remain strong and will weigh on the price of gold.

Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active, or limited, trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments, such as commodity-linked swaps and commodity-linked structured notes, are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Investments in asset backed and mortgage backed securities are subject to prepayment risk which can limit the potential for gain during a declining interest rate environment and increases the potential for loss in a rising interest rate environment. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. If the IRS were to change its position as set out in a number of private letter rulings, such that the Fund’s income from a wholly-owned subsidiary (through which the Fund indirectly invests in commodity-linked investments) and any directly-held commodity-linked instruments is not “qualifying income,” the Fund may be unable to qualify as a RIC for one or more years, which would adversely affect the value of the Fund and the favorable tax treatment afforded to RICs. In this event, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation. Certain securities issued by U.S. agencies or guaranteed by federal agencies or authorities and U.S. government sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government and, therefore, have increased credit risk over those that are guaranteed. See the Fund’s prospectus for information on these and other risks.

Annual Report 2014	5

Columbia Commodity Strategy Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.60		1,019.00	6.06		5.99	1.19
Class C	1,000.00	1,000.00	1,040.60		1,015.31	9.82		9.70	1.93
Class I	1,000.00	1,000.00	1,045.80		1,020.84	4.18		4.13	0.82
Class R	1,000.00	1,000.00	1,042.80		1,017.75	7.33		7.24	1.44
Class R4	1,000.00	1,000.00	1,043.40		1,020.19	4.84		4.78	0.95
Class R5	1,000.00	1,000.00	1,063.70	*	1,020.59	3.47	*	4.38	0.87	*
Class W	1,000.00	1,000.00	1,043.80		1,018.95	6.11		6.04	1.20
Class Z	1,000.00	1,000.00	1,044.80		1,020.29	4.74		4.68	0.93

*	For the period January 8, 2014 through May 31, 2014. Class R5 shares commenced operations on January 8, 2014.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Money Market Funds 86.1%
Shares		Value ($)

Columbia Short-Term Cash Fund, 0.088%(a)(b)	59,213,958	59,213,958

Total Money Market Funds
(Cost: $59,213,958)		59,213,958

Total Investments
(Cost: $59,213,958)		59,213,958

Other Assets & Liabilities, Net		9,556,151

Net Assets		68,770,109

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2014

At May 31, 2014, cash totaling $3,254,059 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
BRENT CRUDE	55	USD	5,977,400	07/2014	58,902	—
CATTLE FEEDER	16	USD	1,576,400	08/2014	101,396	—
COFFEE ‘C’	29	USD	1,930,313	07/2014	—	(221,288)
COPPER	29	USD	2,252,938	12/2014	12,367	—
CORN	212	USD	4,936,950	07/2014	—	(388,103)
COTTON NO.2	8	USD	345,080	07/2014	—	(10,322)
COTTON NO.2	8	USD	309,880	12/2014	—	(11,421)
GASOLINE RBOB	46	USD	5,741,711	06/2014	111,229	—
GOLD 100 OZ	44	USD	5,482,400	08/2014	—	(181,904)
KC HRW WHEAT	23	USD	853,300	12/2014	—	(101,535)
LIVE CATTLE	44	USD	2,509,760	10/2014	62,037	—
LME LEAD	43	USD	2,264,219	11/2014	—	(13,669)
LME NICKEL	27	USD	3,115,746	07/2014	282,818	—
LME PRI ALUM	20	USD	933,750	11/2014	24,356	—
LME ZINC	36	USD	1,858,275	11/2014	—	(27)
NATURAL GAS	140	USD	6,358,800	06/2014	—	(86,311)
NY Harb ULSD	19	USD	2,319,547	10/2014	—	(8,172)
SILVER	26	USD	2,428,660	07/2014	—	(145,011)
SOYBEAN	53	USD	3,957,113	07/2014	57,227	—
SOYBEAN MEAL	41	USD	1,654,760	12/2014	14,923	—
SOYBEAN OIL	79	USD	1,843,860	12/2014	—	(149,149)
SUGAR #11	137	USD	2,666,787	06/2014	—	(32,721)
WHEAT CBT	68	USD	2,245,700	12/2014	—	(245,537)
WTI CRUDE	42	USD	4,158,000	10/2014	88,581	—

Total					813,836	(1,595,170)

Notes to Consolidated Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at May 31, 2014.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	83,511,742	74,601,693	(98,899,477)	59,213,958	55,376	59,213,958

Currency Legend

USD	US Dollar

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Money Market Funds	59,213,958	—	—	59,213,958

Total Mutual Funds	59,213,958	—	—	59,213,958

Derivatives

Assets

Futures Contracts	813,836	—	—	813,836

Liabilities

Futures Contracts	(1,595,170)	—	—	(1,595,170)

Total	58,432,624	—	—	58,432,624

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

May 31, 2014

Assets

Investments, at value

Affiliated issuers (identified cost $59,213,958)	$59,213,958

Margin deposits	3,254,059

Receivable for:

Capital shares sold	6,759,566

Dividends	3,870

Variation margin	52,839

Expense reimbursement due from Investment Manager	516

Prepaid expenses	336

Other assets	8,875

Total assets	69,294,019

Liabilities

Payable for:

Capital shares purchased	32,088

Variation margin	445,049

Investment management fees	941

Distribution and/or service fees	32

Transfer agent fees	391

Administration fees	137

Compensation of board members	9,516

Other expenses	35,756

Total liabilities	523,910

Net assets applicable to outstanding capital stock	$68,770,109

Represented by

Paid-in capital	$77,553,774

Undistributed net investment income	958,229

Accumulated net realized loss	(8,960,560)

Unrealized appreciation (depreciation) on:

Futures contracts	(781,334)

Total — representing net assets applicable to outstanding capital stock	$68,770,109

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2014

Class A

Net assets	$3,376,192

Shares outstanding	393,782

Net asset value per share	$8.57

Maximum offering price per share(a)	$9.09

Class C

Net assets	$226,358

Shares outstanding	26,801

Net asset value per share	$8.45

Class I

Net assets	$63,676,438

Shares outstanding	7,340,856

Net asset value per share	$8.67

Class R

Net assets	$136,277

Shares outstanding	15,972

Net asset value per share	$8.53

Class R4

Net assets	$2,568

Shares outstanding	297

Net asset value per share	$8.65

Class R5

Net assets	$607,605

Shares outstanding	70,012

Net asset value per share	$8.68

Class W

Net assets	$2,544

Shares outstanding	297

Net asset value per share	$8.57

Class Z

Net assets	$742,127

Shares outstanding	86,115

Net asset value per share	$8.62

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended May 31, 2014

Net investment income

Income:

Dividends — affiliated issuers	$55,376

Total income	55,376

Expenses:

Investment management fees	329,377

Distribution and/or service fees

Class A	8,828

Class C	1,603

Class R	617

Class W	5

Transfer agent fees

Class A	4,815

Class C	208

Class R	163

Class R4	38

Class R5(a)	43

Class W	3

Class Z	532

Administration fees	47,910

Compensation of board members	12,025

Custodian fees	5,116

Printing and postage fees	27,311

Registration fees	93,700

Professional fees	37,174

Other	14,093

Total expenses	583,561

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(104,298)

Total net expenses	479,263

Net investment loss	(423,887)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Futures contracts	(1,133,669)

Net realized loss	(1,133,669)

Net change in unrealized appreciation (depreciation) on:

Futures contracts	879,725

Net change in unrealized appreciation (depreciation)	879,725

Net realized and unrealized loss	(253,944)

Net decrease in net assets from operations	$(677,831)

(a)	For the period from January 8, 2014 (commencement of operations) to May 31, 2014.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013
Operations

Net investment loss	$(423,887)	$(345,123)

Net realized loss	(1,133,669)	(5,914,904)

Net change in unrealized appreciation (depreciation)	879,725	(145,906)

Net decrease in net assets resulting from operations	(677,831)	(6,405,933)

Increase (decrease) in net assets from capital stock activity	(18,442,621)	69,718,769

Total increase (decrease) in net assets	(19,120,452)	63,312,836

Net assets at beginning of year	87,890,561	24,577,725

Net assets at end of year	$68,770,109	$87,890,561

Undistributed net investment income	$958,229	$997,434

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	277,762	2,334,335	469,345	4,312,759

Redemptions	(327,357)	(2,709,417)	(25,968)	(234,027)

Net increase (decrease)	(49,595)	(375,082)	443,377	4,078,732

Class C shares

Subscriptions	14,060	117,330	17,451	156,799

Redemptions	(4,405)	(37,012)	(305)	(2,664)

Net increase	9,655	80,318	17,146	154,135

Class I shares

Subscriptions	3,896,772	33,827,293	7,640,771	72,445,101

Redemptions	(6,313,351)	(53,291,565)	(774,317)	(7,122,970)

Net increase (decrease)	(2,416,579)	(19,464,272)	6,866,454	65,322,131

Class R shares

Subscriptions	3,935	32,803	18,080	167,978

Redemptions	(2,094)	(17,566)	(3,949)	(33,647)

Net increase	1,841	15,237	14,131	134,331

Class R4 shares

Subscriptions	7,163	60,200	274	2,500

Redemptions	(7,140)	(62,407)	—	—

Net increase (decrease)	23	(2,207)	274	2,500

Class R5 shares

Subscriptions	70,012	607,029	—	—

Net increase	70,012	607,029	—	—

Class W shares

Subscriptions	47	400	—	—

Net increase	47	400	—	—

Class Z shares

Subscriptions	83,886	701,929	2,933	26,940

Redemptions	(704)	(5,973)	—	—

Net increase	83,182	695,956	2,933	26,940

Total net increase (decrease)	(2,301,414)	(18,442,621)	7,344,315	69,718,769

(a)	Class R5 shares are for the period from January 8, 2014 (commencement of operations) to May 31, 2014.

(b)	Class A, Class C, Class R and Class Z shares are for the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(c)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to May 31, 2013.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.52	$8.50

Income from investment operations:

Net investment loss	(0.09)	(0.08)

Net realized and unrealized gain	0.14 (b)	0.10	(b)

Total from investment operations	0.05	0.02

Net asset value, end of period	$8.57	$8.52

Total return	0.59%	0.24%

Ratios to average net assets(c)

Total gross expenses	1.34%	1.25	%(d)

Total net expenses(e)	1.16%	1.14	%(d)

Net investment loss	(1.07%)	(1.02	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$3,376	$3,780

Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended May 31,
Class C	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.46	$8.50

Income from investment operations:

Net investment loss	(0.15)	(0.15)

Net realized and unrealized gain	0.14 (b)	0.11	(b)

Total from investment operations	(0.01)	(0.04)

Net asset value, end of period	$8.45	$8.46

Total return	(0.12%)	(0.47%)

Ratios to average net assets(c)

Total gross expenses	2.10%	2.01	%(d)

Total net expenses(e)	1.91%	1.90	%(d)

Net investment loss	(1.82%)	(1.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$226	$145

Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended May 31,
Class I	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.59	$8.50	$10.00

Income from investment operations:

Net investment loss	(0.06)	(0.05)	(0.04)

Net realized and unrealized gain (loss)	0.14 (b)	0.14 (b)	(1.46)

Total from investment operations	0.08	0.09	(1.50)

Net asset value, end of period	$8.67	$8.59	$8.50

Total return	0.93%	1.06%	(15.00%)

Ratios to average net assets(c)

Total gross expenses	0.95%	0.95%	1.62	%(d)

Total net expenses(e)	0.77%	0.70%	0.70	%(d)

Net investment loss	(0.68%)	(0.57%)	(0.56	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$63,676	$83,816	$24,576

Portfolio turnover	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended May 31,
Class R	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.50	$8.50

Income from investment operations:

Net investment loss	(0.11)	(0.11)

Net realized and unrealized gain	0.14 (b)	0.11	(b)

Total from investment operations	0.03	—

Net asset value, end of period	$8.53	$8.50

Total return	0.35%	(0.00%)

Ratios to average net assets(c)

Total gross expenses	1.60%	1.52	%(d)

Total net expenses(e)	1.42%	1.38	%(d)

Net investment loss	(1.33%)	(1.25	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$136	$120

Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.59	$9.14

Income from investment operations:

Net investment loss	(0.07)	(0.01)

Net realized and unrealized gain (loss)	0.13 (b)	(0.54)

Total from investment operations	0.06	(0.55)

Net asset value, end of period	$8.65	$8.59

Total return	0.70%	(6.02%)

Ratios to average net assets(c)

Total gross expenses	1.10%	0.92	%(d)

Total net expenses(e)	0.95%	0.90	%(d)

Net investment loss	(0.86%)	(0.78	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$3	$2

Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to May 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

Class R5	Year Ended May 31, 2014(a)
Per share data
Net asset value, beginning of period	$8.16

Income from investment operations:

Net investment loss	(0.03)

Net realized and unrealized gain	0.55	(b)

Total from investment operations	0.52

Net asset value, end of period	$8.68

Total return	6.37%

Ratios to average net assets(c)

Total gross expenses	1.16	%(d)

Total net expenses(e)	0.87	%(d)

Net investment loss	(0.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$608

Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)	For the period from January 8, 2014 (commencement of operations) to May 31, 2014.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended May 31,
Class W	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.53	$8.47	$10.00

Income from investment operations:

Net investment loss	(0.09)	(0.09)	(0.08)

Net realized and unrealized gain (loss)	0.13 (b)	0.15 (b)	(1.45)

Total from investment operations	0.04	0.06	(1.53)

Net asset value, end of period	$8.57	$8.53	$8.47

Total return	0.47%	0.71%	(15.30%)

Ratios to average net assets(c)

Total gross expenses	1.32%	1.51%	2.76	%(d)

Total net expenses(e)	1.16%	1.15%	1.15	%(d)

Net investment loss	(1.10%)	(0.98%)	(0.99	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$3	$2	$2

Portfolio turnover	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended May 31,
Class Z	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.54	$8.50

Income from investment operations:

Net investment loss	(0.07)	(0.06)

Net realized and unrealized gain	0.15 (b)	0.10	(b)

Total from investment operations	0.08	0.04

Net asset value, end of period	$8.62	$8.54

Total return	0.94%	0.47%

Ratios to average net assets(c)

Total gross expenses	1.12%	1.05	%(d)

Total net expenses(e)	0.92%	0.90	%(d)

Net investment loss	(0.83%)	(0.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$742	$25

Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements

May 31, 2014

Note 1. Organization

Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

CCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At May 31, 2014, the Fund’s investment in the Subsidiary represented $18,836,221 or 27.4% of the net assets of the Fund. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within

12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on January 8, 2014.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report 2014	23

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2014

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund

24	Annual Report 2014

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2014

bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate commodity market exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Consolidated Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2014:

	Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	813,836	*

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	1,595,170	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Consolidated Statement of Operations for the year ended May 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	(1,133,669)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	879,725

Annual Report 2014	25

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2014

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2014:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	60,649,121

*	Based on ending quarterly outstanding amounts for the year ended May 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.55% to 0.44% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.55% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.08% of the Fund’s average daily net assets.

26	Annual Report 2014

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2014

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $1,360.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class C	0.13
Class R	0.13
Class R4	0.14
Class R5	0.05	*
Class W	0.13
Class Z	0.12

*	Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,927 for Class A shares for the year ended May 31, 2014.

Annual Report 2014	27

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2013 through September 30, 2014		Prior to October 1, 2013
Class A	1.20%		1.15%
Class C	1.95		1.90
Class I	0.82		0.70
Class R	1.45		1.40
Class R4	0.95		0.90
Class R5	0.87	*	—
Class W	1.20		1.15
Class Z	0.95		0.90

*	Annual rate is contractual from January 8, 2014 (the commencement of operations of Class R5 shares) through December 31, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for Trustees’ deferred compensation, net operating loss reclassification, late-year ordinary losses and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$386,971
Paid-in capital	(386,971)

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the years ended May 31, 2014 and 2013, there were no distributions.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$9,854,709

At May 31, 2014, the cost of investments for federal income tax purposes was $71,930,738 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$—
Unrealized depreciation	(9,854,709)
Net unrealized depreciation	$(9,854,709)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2014, the Fund will elect to treat late-year ordinary losses of $140,890 as arising on June 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $0, respectively, for the year ended May 31, 2014.

28	Annual Report 2014

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2014

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, affiliated shareholder accounts owned 96.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 9. Significant Risks

Commodity – Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and

Annual Report 2014	29

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2014

regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2014

Columbia Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Commodity Strategy Fund (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The consolidated financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 22, 2014

Annual Report 2014	31

Columbia Commodity Strategy Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

32	Annual Report 2014

Columbia Commodity Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	33

Columbia Commodity Strategy Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	186	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

34	Annual Report 2014

Columbia Commodity Strategy Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	35

Columbia Commodity Strategy Fund

Approval of Investment Management Services and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Board took into account the information it received and reviewed concerning Columbia Management’s ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto, which the Board recalled had added staff and technology resources during 2013. The Board also noted the information it received concerning Columbia Management’s ability to retain its key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

36	Annual Report 2014

Columbia Commodity Strategy Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, mostly due to underexposure to natural gas (which has since been reconsidered).

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio was below the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy.

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its review, the Board

Annual Report 2014	37

Columbia Commodity Strategy Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consulting firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

38	Annual Report 2014

Columbia Commodity Strategy Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2014	39

Columbia Commodity Strategy Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

40	Annual Report 2014

Columbia Commodity Strategy Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2014	41

Columbia Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN129_05_D01_(07/14)

Annual Report May 31, 2014

Columbia Flexible Capital Income Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor’s 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Flexible Capital Income Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Flexible Capital Income Fund

Performance Overview

Performance Summary

>	Columbia Flexible Capital Income Fund (the Fund) Class A shares returned 12.17% excluding sales charges for the 12-month period ended May 31, 2014.

>	During the 12-month period the Fund underperformed its Blended Index, which returned 14.49%, and outperformed the Barclays U.S. Aggregate Bond Index, which returned 2.71%.

>

An emphasis on income-oriented convertible securities restrained performance relative to the Blended Index in a market that favored growth-oriented securities. A sizeable position in equities and an emphasis on high-yield within traditional fixed-income sectors generally aided results.

Average Annual Total Returns (%) (for period ended May 31, 2014)
	Inception	1 Year	Life of Fund
Class A	07/28/11
Excluding sales charges		12.17	13.31
Including sales charges		5.72	10.98
Class C	07/28/11
Excluding sales charges		11.38	12.46
Including sales charges		10.38	12.46
Class I	07/28/11	12.69	13.68
Class R	07/28/11	11.87	12.98
Class R4*	11/08/12	12.55	13.50
Class R5*	11/08/12	12.55	13.50
Class W	07/28/11	12.22	13.30
Class Z	07/28/11	12.54	13.58
Blended Index		14.49	12.65
Barclays U.S. Aggregate Bond Index		2.71	3.49

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Index, established by the Investment Manager, is comprised of one-third each of the Russell 1000 Value Index, the Barclays U.S. Corporate Investment Grade & High Yield Index and the Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Flexible Capital Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (July 28, 2011 — May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Flexible Capital Income Fund

Manager Discussion of Fund Performance

Portfolio Management

David King, CFA

Yan Jin

Top Ten Holdings (%) (at May 31, 2014)
Verizon Communications, Inc.	1.6
Apple, Inc.	1.6
Amgen, Inc.	1.6
Chevron Corp.	1.6
Chesapeake Energy Corp., 5.750%	1.6
General Electric Co.	1.5
AbbVie, Inc.	1.5
Live Nation Entertainment, Inc. 06/15/22 5.375%	1.3
Gardner Denver, Inc. 08/15/21 6.875%	1.2
ADT Corp. (The) 04/15/19 4.125%	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	40.6
Consumer Discretionary	1.5
Consumer Staples	3.0
Energy	4.5
Financials	9.6
Health Care	5.4
Industrials	2.4
Information Technology	4.6
Materials	3.1
Telecommunication Services	3.5
Utilities	3.0
Convertible Bonds	19.6
Convertible Preferred Stocks	14.3
Consumer Staples	1.6
Energy	2.5
Financials	6.7
Health Care	0.5
Industrials	1.0
Utilities	2.0
Corporate Bonds & Notes	20.4
Money Market Funds	4.4
Preferred Debt	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At May 31, 2014, approximately 25% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2014, the Fund’s Class A shares returned 12.17% excluding sales charges. The Fund underperformed its Blended Index, which returned 14.49% during the same 12-month period. An emphasis on income-oriented convertibles restrained performance relative to the Blended Index in a market that favored growth-oriented securities. A sizeable position in equities and an emphasis on high-yield within traditional fixed-income sectors generally aided results. The Fund outperformed the Barclays U.S. Aggregate Bond Index, which returned 2.71% for the same period. The Fund’s minimal exposure to investment-grade bonds enabled it to outperform the Barclays U.S. Aggregate Bond Index during the 12-month period. The Barclays index consists entirely of investment-grade bonds, which were weak performers during the period.

Continued Economic Growth Drove Fed Action, Markets

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation’s capacity utilization rate to a recovery high of 79.2% in March 2014. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president’s nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced as the period wore on. Against this backdrop of generally positive economic news, interest rates were expected to rise — and they did in the first half of the period. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined in the second half, giving bonds a boost and providing continued support to a rising U.S. stock market.

Emphasis on Equities, Security Selection Aided Results

During a period that was generally strong for the U.S equity market, we maintained a significant position in equities. Between 35% and 40% of the Fund’s assets were invested in the U.S. equity market during the reporting period. The Fund’s strongest contributors included Apple, which we bought at a relatively low price early in the year and added to later on. Raytheon was another strong performer. Uncertainty around the U.S. defense budget dampened investor enthusiasm for Raytheon in last year’s federal sequester and threatened shutdown. However, the

4	Annual Report 2014

Columbia Flexible Capital Income Fund

Manager Discussion of Fund Performance (continued)

stock came back strongly after the economic environment improved. General Electric was another holding that benefited in this regard. In the materials sector, Dow Chemical restored profits and raised its dividend, which it had cut in the recent recession. The stock logged a significant gain for the period. In the health care sector, AbbVie, a spin off of Abbot Labs, made a solid contribution to Fund results. A solid dividend payer, the company is competing in the race to provide a treatment or cure for hepatitis C.

Exposure to small mining companies, which had struggled in the face of declining commodity prices in 2013, once again weighed on results. Jaguar Mining reorganized in Canada and James River Coal declared bankruptcy late in the period. We sold James River Coal. We were early in our optimism on General Motors, and the stock was a detractor for the period. In general we are positive on the domestic auto industry and we remain confident that General Motors can put recent quality issues behind it even though it has been more painful and taking longer than we expected. The company has a nice dividend yield and we currently believe it should be upgraded on the bond side over the next year.

In the energy sector, Endeavour International sold off sharply after the Houston-based oil company posted a larger-than-expected loss linked to an operating problem in the North Sea.

A couple of convertible securities that we owned benefited when their stocks performed well. In that regard, InterMune was a solid contributor to the Fund’s results. The company’s primary product, Esbriet, treats a rare lung disease.

Looking Ahead

The world generally expected interest rates to move higher as the period came to a close. However, they fell instead. That wasn’t a problem for us, because we don’t make macroeconomic bets, including those on the direction of interest rates. However, it has made it difficult at present to find anything interesting in the quality end of the bond market. We are not currently predicting rising rates, but should interest rates rise, we hope to begin to find attractive opportunities among individual high-quality bonds. The Fund ended the year with overrepresentation in the equity market, in exactly the kind of companies we like: those we believe have new ideas, decent yields and decent dividend growth prospects.

At this time, we believe that the economic backdrop is relatively attractive for our investment style. Employment is currently improving, although maybe not fast enough for those without jobs. It presents a nice backdrop for demand in housing and industry. In this environment, our flexibility is valuable. Currently, the Fund does not have much exposure to investment grade bonds, so it is well positioned to put cash to work if interest rates rise. We see no reason to be pessimistic at this time.

Investment Risks

The Fund may invest in debt, equity, and/or convertible securities. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. The Fund’s investment in below-investment grade loans or other debt securities, commonly called “high-yield” or “junk,” exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade loans or other debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks). Investments in foreign securities involve certain risks not associated with investments in U.S. companies, including political, regulatory, economic, social, and other conditions or events occurring in the particular country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets. See the Fund’s prospectus for information on these and other risks.

Annual Report 2014	5

Columbia Flexible Capital Income Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,064.60	1,019.85	5.25	5.14	1.02
Class C	1,000.00	1,000.00	1,060.80	1,016.06	9.15	8.95	1.78
Class I	1,000.00	1,000.00	1,067.80	1,021.69	3.35	3.28	0.65
Class R	1,000.00	1,000.00	1,063.00	1,018.50	6.63	6.49	1.29
Class R4	1,000.00	1,000.00	1,067.10	1,021.09	3.97	3.88	0.77
Class R5	1,000.00	1,000.00	1,067.10	1,021.44	3.61	3.53	0.70
Class W	1,000.00	1,000.00	1,065.10	1,019.45	5.66	5.54	1.10
Class Z	1,000.00	1,000.00	1,066.70	1,021.24	3.81	3.73	0.74

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Flexible Capital Income Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 40.4%
Issuer	Shares	Value ($)
Consumer Discretionary 1.5%
Automobiles 1.0%

General Motors Co.	100,000	3,458,000

Media 0.5%

CBS Outdoor Americas, Inc.(a)	52,537	1,705,876

Total Consumer Discretionary		5,163,876

Consumer Staples 3.0%
Beverages 1.0%

PepsiCo, Inc.	40,000	3,533,200

Household Products 1.0%

Procter & Gamble Co. (The)	44,500	3,595,155

Tobacco 1.0%

Philip Morris International, Inc.	37,520	3,322,021

Total Consumer Staples		10,450,376

Energy 4.5%
Energy Equipment & Services 1.0%

Ensco PLC, Class A	65,000	3,422,900

Oil, Gas & Consumable Fuels 3.5%

BP PLC, ADR	67,500	3,405,375

Chevron Corp.	42,500	5,218,575

ConocoPhillips	45,000	3,597,300

Total		12,221,250

Total Energy		15,644,150

Financials 9.5%
Banks 4.0%

Bank of Montreal	50,000	3,515,000

Cullen/Frost Bankers, Inc.	47,540	3,558,844

JPMorgan Chase & Co.	62,540	3,475,348

Wells Fargo & Co.	67,500	3,427,650

Total		13,976,842

Capital Markets 2.0%

Ares Capital Corp.	194,920	3,360,421

BlackRock, Inc.	11,530	3,515,497

Total		6,875,918

Insurance 0.9%

Aflac, Inc.	55,020	3,368,875

Real Estate Investment Trusts (REITs) 2.6%

Colony Financial, Inc.	77,440	1,716,070

National Health Investors, Inc.	27,500	1,724,800

Rayonier, Inc.	40,000	1,904,000

Starwood Property Trust, Inc.	135,000	3,292,650

Common Stocks (continued)
Issuer	Shares	Value ($)
Starwood Waypoint Residential Trust(a)	14,000	382,060

Total		9,019,580

Total Financials		33,241,215

Health Care 5.4%
Biotechnology 1.5%

Amgen, Inc.	45,000	5,219,550

Pharmaceuticals 3.9%

AbbVie, Inc.	92,670	5,034,761

AstraZeneca PLC, ADR	21,500	1,552,300

Johnson & Johnson	35,010	3,552,115

Merck & Co., Inc.	60,000	3,471,600

Total		13,610,776

Total Health Care		18,830,326

Industrials 2.4%
Aerospace & Defense 1.0%

Raytheon Co.	34,950	3,410,071

Industrial Conglomerates 1.4%

General Electric Co.	190,140	5,093,851

Total Industrials		8,503,922

Information Technology 4.5%
Communications Equipment 1.0%

Cisco Systems, Inc.	142,500	3,508,350

IT Services 1.0%

Automatic Data Processing, Inc.	45,000	3,585,600

Semiconductors & Semiconductor Equipment 1.0%

Intel Corp.	125,000	3,415,000

Technology Hardware, Storage & Peripherals 1.5%

Apple, Inc.	8,460	5,355,180

Total Information Technology		15,864,130

Materials 3.1%
Chemicals 1.0%

Dow Chemical Co. (The)	67,670	3,526,960

Metals & Mining 1.1%

Freeport-McMoRan Copper & Gold, Inc.	105,000	3,575,250

Jaguar Mining, Inc. Escrow(a)(c)(d)(f)	500,000	1

Jaguar Mining, Inc.(a)	193,368	105,772

Total		3,681,023

Paper & Forest Products 1.0%

International Paper Co.	72,530	3,454,604

Total Materials		10,662,587

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 3.5%
Diversified Telecommunication Services 3.5%

AT&T, Inc.	97,500	3,458,325

CenturyLink, Inc.	90,000	3,390,300

Verizon Communications, Inc.	107,500	5,370,700

Total		12,219,325

Total Telecommunication Services		12,219,325

Utilities 3.0%
Electric Utilities 1.0%

Duke Energy Corp.	47,520	3,377,722

Multi-Utilities 2.0%

Ameren Corp.	90,000	3,541,500

Dominion Resources, Inc.	50,000	3,448,000

Total		6,989,500

Total Utilities		10,367,222

Total Common Stocks
(Cost: $127,976,291)		140,947,129

Convertible Preferred Stocks 14.1%
Consumer Staples 1.5%
Food Products 1.5%

Bunge Ltd., 4.875%	34,500	3,617,222

Post Holdings, Inc., 3.750%(b)	15,183	1,772,296

Total		5,389,518

Total Consumer Staples		5,389,518

Energy 2.5%
Oil, Gas & Consumable Fuels 2.5%

Chesapeake Energy Corp., 5.750%(b)	4,300	5,178,813

Energy XXI Bermuda Ltd., 5.625%	13,500	3,474,141

Total		8,652,954

Total Energy		8,652,954

Financials 6.6%
Banks 2.1%

Bank of America Corp., 7.250%	3,000	3,570,180

Wells Fargo & Co., 7.500%	3,000	3,696,000

Total		7,266,180

Real Estate Investment Trusts (REITs) 4.5%

Alexandria Real Estate Equities, Inc., 7.000%	125,000	3,556,637

Crown Castle International Corp., 4.500%	35,000	3,652,460

Health Care REIT, Inc., 6.500%	60,000	3,555,000

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
Weyerhaeuser Co., 6.375%	57,500	3,371,800

iStar Financial, Inc., 4.500%	27,500	1,718,338

Total		15,854,235

Total Financials		23,120,415

Health Care 0.5%
Health Care Equipment & Supplies 0.5%

Alere, Inc., 3.000%	5,410	1,698,686

Total Health Care		1,698,686

Industrials 1.0%
Aerospace & Defense 1.0%

United Technologies Corp., 7.500%	52,500	3,454,500

Total Industrials		3,454,500

Utilities 2.0%
Electric Utilities 1.0%

NextEra Energy, Inc., 5.599%	55,000	3,533,733

Multi-Utilities 1.0%

CenterPoint Energy, Inc., 3.719%(e)	62,500	3,383,125

Total Utilities		6,916,858

Total Convertible Preferred Stocks
(Cost: $45,704,729)		49,232,931

Corporate Bonds & Notes 20.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%	1,998,000	1,928,070

Automotive 0.7%
Goodyear Tire & Rubber Co. (The)
03/01/21	6.500%	2,100,000	2,289,000

Banking 0.3%
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	931,000	1,065,995

Building Materials 0.7%
Stanley Black & Decker, Inc.(e)
12/15/53	5.750%	2,300,000	2,486,875

Construction Machinery 1.0%
United Rentals North America, Inc.
11/15/24	5.750%	3,400,000	3,519,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 1.1%
ADT Corp. (The) Senior Unsecured
04/15/19	4.125%	4,000,000	4,000,000

Diversified Manufacturing 2.0%
Gardner Denver, Inc. Senior Unsecured(b)
08/15/21	6.875%	3,900,000	4,065,750

Hamilton Sundstrand Corp. Senior Unsecured(b)
12/15/20	7.750%	2,650,000	2,855,375

Total			6,921,125

Electric 1.2%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	2,000,000	2,300,000
03/15/24	5.500%	1,732,000	1,775,300

Total			4,075,300

Entertainment 1.2%
Live Nation Entertainment, Inc. Senior Unsecured(b)
06/15/22	5.375%	4,302,000	4,334,265

Food and Beverage 1.3%
Chiquita Brands International, Inc./LLC Senior Secured
02/01/21	7.875%	813,000	889,219

Post Holdings, Inc.(b)
12/01/21	6.750%	2,843,000	3,013,580

Shearer’s Foods, Inc. LLC Senior Secured(b)
11/01/19	9.000%	475,000	522,500

Total			4,425,299

Health Care 1.5%
Alere, Inc.
06/15/20	6.500%	2,900,000	3,052,250

HCA, Inc. Senior Secured
03/15/22	5.875%	2,150,000	2,340,812

Total			5,393,062

Home Construction 1.0%
Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/21	5.250%	3,400,000	3,434,000

Independent Energy 2.1%
Goodrich Petroleum Corp.
03/15/19	8.875%	3,300,000	3,465,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Parsley Energy LLC/Finance Corp. Senior Unsecured(b)
02/15/22	7.500%	438,000	463,185

Stone Energy Corp.
11/15/22	7.500%	3,200,000	3,496,000

Total			7,424,185

Media Non-Cable 1.0%
AMC Networks, Inc.
12/15/22	4.750%	3,600,000	3,591,000

Metals 1.5%
Alpha Natural Resources, Inc.
04/15/18	9.750%	2,100,000	1,911,000

United States Steel Corp. Senior Unsecured
04/01/21	6.875%	3,250,000	3,436,875

Total			5,347,875

Pharmaceuticals 0.7%
Salix Pharmaceuticals Ltd.(b)
01/15/21	6.000%	2,120,000	2,273,700

Retailers 0.7%
Rite Aid Corp.
03/15/20	9.250%	420,000	478,800

Senior Unsecured
02/15/27	7.700%	1,798,000	2,000,275

Total			2,479,075

Supermarkets 0.7%
Safeway, Inc. Senior Unsecured
02/01/31	7.250%	2,388,000	2,457,030

Wireless 1.0%
NII International Telecom SCA(b)
08/15/19	7.875%	1,900,000	1,596,000

Sprint Communications, Inc.(b)
11/15/18	9.000%	1,500,000	1,818,750

Total			3,414,750

Total Corporate Bonds & Notes
(Cost: $69,096,553)			70,859,606

Convertible Bonds 19.4%
Automotive 1.0%
Navistar International Corp.(b) Senior Subordinated Notes
10/15/18	4.500%	690,000	689,303
04/15/19	4.750%	2,751,000	2,824,933

Total			3,514,236

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2014

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage 0.5%
Walter Investment Management Corp. Senior Subordinated Notes
11/01/19	4.500%	1,810,000	1,635,788

Building Materials 0.7%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%	1,700,000	2,536,188

Food and Beverage 0.5%
Chiquita Brands International, Inc. Senior Unsecured
08/15/16	4.250%	1,700,000	1,705,313

Gaming 1.0%
MGM Resorts International
04/15/15	4.250%	2,450,000	3,557,094

Health Care 2.0%
HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	1,400,000	1,651,125

Omnicare, Inc.
04/01/42	3.750%	2,200,000	3,500,882

Teleflex, Inc. Senior Subordinated Notes
08/01/17	3.875%	1,000,000	1,776,250

Total			6,928,257

Independent Energy 0.2%
Endeavour International Corp.
07/15/16	5.500%	1,460,000	861,400

Integrated Energy 0.8%
American Energy — Utica LLC PIK(b)
03/01/21	3.500%	666,000	682,916

GT Advanced Technologies, Inc. Senior Unsecured
12/15/20	3.000%	1,238,000	2,014,474

Total			2,697,390

Media Non-Cable 0.5%
Liberty Interactive LLC Senior Unsecured
03/30/43	0.750%	1,270,000	1,648,619

Metals 0.5%
Alpha Natural Resources, Inc.
12/15/20	4.875%	2,350,000	1,766,906

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Non-Captive Consumer 0.4%
DFC Global Corp. Senior Unsecured
04/01/28	3.000%	1,400,000	1,379,000

Non-Captive Diversified 0.5%
Air Lease Corp. Senior Unsecured
12/01/18	3.875%	1,100,000	1,728,375

Other Financial Institutions 1.0%
Forest City Enterprises, Inc. Senior Unsecured(b)
08/15/20	3.625%	3,297,000	3,449,387

Pharmaceuticals 1.5%
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	2,200,000	1,617,000

PDL BioPharma, Inc Senior Unsecured
02/01/18	4.000%	3,200,000	3,596,000

Total			5,213,000

Property & Casualty 1.0%
MGIC Investment Corp.(b)
04/01/63	9.000%	2,750,000	3,442,656

Railroads 0.5%
Greenbrier Companies, Inc. (The) Senior Unsecured
04/01/18	3.500%	1,100,000	1,805,375

Refining 0.5%
Clean Energy Fuels Corp. Senior Unsecured(b)
10/01/18	5.250%	1,850,000	1,791,338

REITs 1.0%
Blackstone Mortgage Trust, Inc. Senior Unsecured
12/01/18	5.250%	3,160,000	3,547,353

Technology 3.3%
Ciena Corp. Senior Unsecured(b)
10/15/18	3.750%	2,550,000	3,277,719

Mentor Graphics Corp. Subordinated Notes
04/01/31	4.000%	2,820,000	3,447,450

Nuance Communications, Inc. Senior Unsecured
11/01/31	2.750%	3,300,000	3,312,375

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2014

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TiVo, Inc. Senior Unsecured(b)
03/15/16	4.000%	1,300,000	1,642,062

Total			11,679,606

Tobacco 1.0%
Vector Group Ltd. Senior Unsecured
04/15/20	1.750%	1,500,000	1,563,000

Vector Group Ltd.(e) Senior Unsecured
01/15/19	2.500%	1,450,000	1,914,000

Total			3,477,000

Transportation Services 1.0%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%	1,740,000	1,709,550

Wabash National Corp. Senior Unsecured
05/01/18	3.375%	1,240,000	1,722,534

Total			3,432,084

Total Convertible Bonds
(Cost: $63,076,935)			67,796,365

Preferred Debt 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.7%
Synovus Financial Corp.(e)
12/31/49	7.875%	90,000	2,520,000

Total Preferred Debt
(Cost: $2,426,205)			2,520,000

Money Market Funds 4.4%
	Shares	Value ($)

JPMorgan Prime Money Market Fund, 0.010%(g)	15,414,245	15,414,245

Total Money Market Funds
(Cost: $15,414,245)		15,414,245

Total Investments
(Cost: $323,694,958)		346,770,276

Other Assets & Liabilities, Net		2,507,614

Net Assets		349,277,890

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $51,056,598 or 14.62% of net assets.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2014, the value of these securities amounted to $1, which represents less than 0.01% of net assets.

(d)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2014 was $1, representing less than 0.01% of net assets. Information concerning such security holdings at May 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Jaguar Mining, Inc. Escrow	04/23/2014	—

(e)	Variable rate security.

(f)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At May 31, 2014, these securities amounted to $1.

(g)	The rate shown is the seven-day current annualized yield at May 31, 2014.

Abbreviation Legend

ADR	American Depositary Receipt
PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	5,163,876	—	—	5,163,876

Consumer Staples	10,450,376	—	—	10,450,376

Energy	15,644,150	—	—	15,644,150

Financials	33,241,215	—	—	33,241,215

Health Care	18,830,326	—	—	18,830,326

Industrials	8,503,922	—	—	8,503,922

Information Technology	15,864,130	—	—	15,864,130

Materials	10,662,586	—	1	10,662,587

Telecommunication Services	12,219,325	—	—	12,219,325

Utilities	10,367,222	—	—	10,367,222

Convertible Preferred Stocks

Consumer Staples	—	5,389,518	—	5,389,518

Energy	—	8,652,954	—	8,652,954

Financials	14,192,980	8,927,435	—	23,120,415

Health Care	1,698,686	—	—	1,698,686

Industrials	3,454,500	—	—	3,454,500

Utilities	—	6,916,858	—	6,916,858

Total Equity Securities	160,293,294	29,886,765	1	190,180,060

Bonds

Corporate Bonds & Notes	—	70,859,606	—	70,859,606

Convertible Bonds	—	67,796,365	—	67,796,365

Preferred Debt	2,520,000	—	—	2,520,000

Total Bonds	2,520,000	138,655,971	—	141,175,971

Mutual Funds

Money Market Funds	15,414,245	—	—	15,414,245

Total Mutual Funds	15,414,245	—	—	15,414,245

Total	178,227,539	168,542,736	1	346,770,276

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Flexible Capital Income Fund

Statement of Assets and Liabilities

May 31, 2014

Assets

Investments, at value

(identified cost $323,694,958)	$346,770,276

Receivable for:

Capital shares sold	2,748,848

Dividends	539,017

Interest	1,774,608

Reclaims	6,661

Expense reimbursement due from Investment Manager	1,072

Prepaid expenses	347

Total assets	351,840,829

Liabilities

Payable for:

Investments purchased	2,350,222

Capital shares purchased	129,031

Investment management fees	5,587

Distribution and/or service fees	2,495

Transfer agent fees	23,149

Administration fees	568

Compensation of board members	10,979

Other expenses	40,908

Total liabilities	2,562,939

Net assets applicable to outstanding capital stock	$349,277,890

Represented by

Paid-in capital	$320,579,991

Undistributed net investment income	1,465,604

Accumulated net realized gain	4,156,950

Unrealized appreciation (depreciation) on:

Investments	23,075,318

Foreign currency translations	27

Total — representing net assets applicable to outstanding capital stock	$349,277,890

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Flexible Capital Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A

Net assets	$168,897,162

Shares outstanding	13,410,631

Net asset value per share	$12.59

Maximum offering price per share(a)	$13.36

Class C

Net assets	$49,738,648

Shares outstanding	3,971,256

Net asset value per share	$12.52

Class I

Net assets	$87,713,334

Shares outstanding	6,957,892

Net asset value per share	$12.61

Class R

Net assets	$531,267

Shares outstanding	42,217

Net asset value per share	$12.58

Class R4

Net assets	$9,087,112

Shares outstanding	716,865

Net asset value per share	$12.68

Class R5

Net assets	$5,694,508

Shares outstanding	449,077

Net asset value per share	$12.68

Class W

Net assets	$15,833

Shares outstanding	1,257

Net asset value per share	$12.60

Class Z

Net assets	$27,600,026

Shares outstanding	2,191,252

Net asset value per share	$12.60

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Flexible Capital Income Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income

Income:

Dividends	$4,857,649

Interest	4,139,124

Foreign taxes withheld	(9,907)

Total income	8,986,866

Expenses:

Investment management fees	1,167,007

Distribution and/or service fees

Class A	185,338

Class C	161,120

Class R	583

Class W	4,740

Transfer agent fees

Class A	111,558

Class C	24,036

Class R	172

Class R4	3,219

Class R5	4,071

Class W	8,876

Class Z	15,291

Administration fees	118,679

Compensation of board members	13,470

Custodian fees	5,287

Printing and postage fees	31,499

Registration fees	125,854

Professional fees	41,866

Other	10,975

Total expenses	2,033,641

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(227,197)

Total net expenses	1,806,444

Net investment income	7,180,422

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	6,119,674

Foreign currency translations	210

Net realized gain	6,119,884

Net change in unrealized appreciation (depreciation) on:

Investments	12,137,748

Foreign currency translations	27

Net change in unrealized appreciation (depreciation)	12,137,775

Net realized and unrealized gain	18,257,659

Net increase in net assets resulting from operations	$25,438,081

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Flexible Capital Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations

Net investment income	$7,180,422	$4,353,048

Net realized gain	6,119,884	4,118,079

Net change in unrealized appreciation (depreciation)	12,137,775	11,093,527

Net increase in net assets resulting from operations	25,438,081	19,564,654

Distributions to shareholders

Net investment income

Class A	(2,170,678)	(301,726)

Class C	(325,952)	(14,606)

Class I	(3,313,903)	(3,416,411)

Class R	(1,317)	(99)

Class R4	(52,515)	(62)

Class R5	(346,286)	(62)

Class W	(80,845)	(313,249)

Class Z	(316,358)	(89,211)

Net realized gains

Class A	(2,124,151)	(34,123)

Class C	(378,941)	(1,854)

Class I	(2,378,637)	(347,390)

Class R	(1,463)	(12)

Class R4	(24,993)	(11)

Class R5	(139,220)	(11)

Class W	(789)	(41,472)

Class Z	(247,008)	(9,796)

Total distributions to shareholders	(11,903,056)	(4,570,095)

Increase (decrease) in net assets from capital stock activity	207,953,611	16,604,479

Total increase in net assets	221,488,636	31,599,038

Net assets at beginning of year	127,789,254	96,190,216

Net assets at end of year	$349,277,890	$127,789,254

Undistributed net investment income	$1,465,604	$955,989

(a)	Class R4 and Class R5 are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Flexible Capital Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	13,392,496	163,153,678	840,200	9,593,133

Distributions reinvested	359,121	4,278,898	30,228	335,730

Redemptions	(1,638,128)	(19,979,657)	(60,710)	(696,507)

Net increase	12,113,489	147,452,919	809,718	9,232,356

Class C shares

Subscriptions	3,874,057	47,139,610	144,395	1,680,773

Distributions reinvested	59,294	703,896	1,468	16,356

Redemptions	(123,682)	(1,507,195)	(3,032)	(33,366)

Net increase	3,809,669	46,336,311	142,831	1,663,763

Class I shares

Subscriptions	25,947	315,506	94,871	1,043,309

Distributions reinvested	479,748	5,692,354	333,188	3,670,361

Redemptions	(579,640)	(7,045,750)	(1,326,771)	(14,704,394)

Net decrease	(73,945)	(1,037,890)	(898,712)	(9,990,724)

Class R shares

Subscriptions	48,136	585,405	—	—

Distributions reinvested	217	2,591	—	—

Redemptions	(6,386)	(77,827)	—	—

Net increase	41,967	510,169	—	—

Class R4 shares

Subscriptions	690,127	8,532,044	74,408	906,056

Distributions reinvested	6,439	77,322	—	—

Redemptions	(54,109)	(659,167)	—	—

Net increase	642,457	7,950,199	74,408	906,056

Class R5 shares

Subscriptions	169,022	2,065,537	1,379,144	16,814,891

Distributions reinvested	40,929	485,320	—	—

Redemptions	(1,136,024)	(13,864,518)	(3,994)	(48,570)

Net increase (decrease)	(926,073)	(11,313,661)	1,375,150	16,766,321

Class W shares

Subscriptions	15,604	187,086	191,625	2,105,590

Distributions reinvested	6,931	81,439	32,332	354,604

Redemptions	(428,143)	(5,247,540)	(590,466)	(6,702,482)

Net decrease	(405,608)	(4,979,015)	(366,509)	(4,242,288)

Class Z shares

Subscriptions	1,922,452	23,555,721	207,128	2,337,264

Distributions reinvested	46,769	556,688	8,900	98,850

Redemptions	(88,217)	(1,077,830)	(14,924)	(167,119)

Net increase	1,881,004	23,034,579	201,104	2,268,995

Total net increase	17,082,960	207,953,611	1,337,990	16,604,479

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Flexible Capital Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.43	0.45	0.33

Net realized and unrealized gain	0.96	1.69	0.16	(b)

Total from investment operations	1.39	2.14	0.49

Less distributions to shareholders:

Net investment income	(0.44)	(0.43)	(0.17)

Net realized gains	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.78)	(0.48)	(0.17)

Net asset value, end of period	$12.59	$11.98	$10.32

Total return	12.17%	21.18%	4.97%

Ratios to average net assets(d)

Total gross expenses	1.17%	1.85%	2.02	%(e)

Total net expenses(f)	1.02%	1.10%	1.10	%(e)

Net investment income	3.52%	4.03%	3.91	%(e)

Supplemental data

Net assets, end of period (in thousands)	$168,897	$15,534	$5,029

Portfolio turnover	48%	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$11.91	$10.28	$10.00

Income from investment operations:

Net investment income	0.33	0.37	0.27

Net realized and unrealized gain	0.97	1.67	0.15	(b)

Total from investment operations	1.30	2.04	0.42

Less distributions to shareholders:

Net investment income	(0.35)	(0.36)	(0.14)

Net realized gains	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.69)	(0.41)	(0.14)

Net asset value, end of period	$12.52	$11.91	$10.28

Total return	11.38%	20.26%	4.27%

Ratios to average net assets(d)

Total gross expenses	1.92%	2.63%	2.73	%(e)

Total net expenses(f)	1.78%	1.85%	1.85	%(e)

Net investment income	2.79%	3.26%	3.18	%(e)

Supplemental data

Net assets, end of period (in thousands)	$49,739	$1,925	$193

Portfolio turnover	48%	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.47	0.48	0.37

Net realized and unrealized gain	0.98	1.69	0.14	(b)

Total from investment operations	1.45	2.17	0.51

Less distributions to shareholders:

Net investment income	(0.48)	(0.46)	(0.19)

Net realized gains	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.82)	(0.51)	(0.19)

Net asset value, end of period	$12.61	$11.98	$10.32

Total return	12.69%	21.55%	5.14%

Ratios to average net assets(d)

Total gross expenses	0.77%	0.86%	1.12	%(e)

Total net expenses(f)	0.69%	0.78%	0.74	%(e)

Net investment income	3.84%	4.33%	4.19	%(e)

Supplemental data

Net assets, end of period (in thousands)	$87,713	$84,270	$81,861

Portfolio turnover	48%	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$11.97	$10.31	$10.00

Income from investment operations:

Net investment income	0.41	0.42	0.30

Net realized and unrealized gain	0.95	1.69	0.16	(b)

Total from investment operations	1.36	2.11	0.46

Less distributions to shareholders:

Net investment income	(0.41)	(0.40)	(0.15)

Net realized gains	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.75)	(0.45)	(0.15)

Net asset value, end of period	$12.58	$11.97	$10.31

Total return	11.87%	20.87%	4.64%

Ratios to average net assets(d)

Total gross expenses	1.41%	2.12%	2.42	%(e)

Total net expenses(f)	1.29%	1.35%	1.35	%(e)

Net investment income	3.38%	3.79%	3.48	%(e)

Supplemental data

Net assets, end of period (in thousands)	$531	$3	$3

Portfolio turnover	48%	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.05	$10.93

Income from investment operations:

Net investment income	0.47	0.36

Net realized and unrealized gain	0.97	1.08

Total from investment operations	1.44	1.44

Less distributions to shareholders:

Net investment income	(0.47)	(0.27)

Net realized gains	(0.34)	(0.05)

Total distributions to shareholders	(0.81)	(0.32)

Net asset value, end of period	$12.68	$12.05

Total return	12.55%	13.40%

Ratios to average net assets(b)

Total gross expenses	0.92%	1.59	%(c)

Total net expenses(d)	0.77%	0.85	%(c)

Net investment income	3.83%	4.28	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,087	$897

Portfolio turnover	48%	63%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.05	$10.93

Income from investment operations:

Net investment income	0.47	0.37

Net realized and unrealized gain	0.97	1.07

Total from investment operations	1.44	1.44

Less distributions to shareholders:

Net investment income	(0.47)	(0.27)

Net realized gains	(0.34)	(0.05)

Total distributions to shareholders	(0.81)	(0.32)

Net asset value, end of period	$12.68	$12.05

Total return	12.55%	13.41%

Ratios to average net assets(b)

Total gross expenses	0.82%	0.86	%(c)

Total net expenses(d)	0.76%	0.84	%(c)

Net investment income	3.84%	4.29	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5,695	$16,569

Portfolio turnover	48%	63%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.43	0.44	0.28

Net realized and unrealized gain	0.97	1.69	0.21	(b)

Total from investment operations	1.40	2.13	0.49

Less distributions to shareholders:

Net investment income	(0.44)	(0.42)	(0.17)

Net realized gains	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.78)	(0.47)	(0.17)

Net asset value, end of period	$12.60	$11.98	$10.32

Total return	12.22%	21.13%	4.92%

Ratios to average net assets(d)

Total gross expenses	1.17%	1.91%	1.76	%(e)

Total net expenses(f)	1.08%	1.10%	1.10	%(e)

Net investment income	3.52%	3.97%	3.23	%(e)

Supplemental data

Net assets, end of period (in thousands)	$16	$4,875	$7,979

Portfolio turnover	48%	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.46	0.48	0.36

Net realized and unrealized gain	0.97	1.68	0.14	(b)

Total from investment operations	1.43	2.16	0.50

Less distributions to shareholders:

Net investment income	(0.47)	(0.45)	(0.18)

Net realized gains	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.81)	(0.50)	(0.18)

Net asset value, end of period	$12.60	$11.98	$10.32

Total return	12.54%	21.46%	5.09%

Ratios to average net assets(d)

Total gross expenses	0.92%	1.61%	1.82	%(e)

Total net expenses(f)	0.75%	0.85%	0.85	%(e)

Net investment income	3.82%	4.30%	4.16	%(e)

Supplemental data

Net assets, end of period (in thousands)	$27,600	$3,716	$1,126

Portfolio turnover	48%	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Flexible Capital Income Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such

Annual Report 2014	27

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2014

close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds

(ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually.

These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the

Fund’s management if actual information has not yet been

reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when

the actual character of the distributions is disclosed by the

BDCs, ETFs and REITs, which could result in a proportionate

change in return of capital to shareholders.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject

28	Annual Report 2014

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2014

to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.50% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.59% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $1,554.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American

Annual Report 2014	29

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2014

Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class C	0.15
Class R	0.15
Class R4	0.15
Class R5	0.05
Class W	0.16
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense)

was approximately $192,000 Class C shares. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $634,528 for Class A and $1,568 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.10%	1.10%
Class C	1.85	1.85
Class I	0.65	0.79
Class R	1.35	1.35
Class R4	0.85	0.85
Class R5	0.70	0.84
Class W	1.10	1.10
Class Z	0.85	0.85

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

30	Annual Report 2014

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, principal and/or interest of fixed income securities, foreign currency transactions and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	($62,953)
Accumulated net realized gain	62,953

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$8,434,995	$4,323,601
Long-term capital gains	3,468,061	246,494
Total	11,903,056	4,570,095

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,627,429
Undistributed long-term capital gains	2,980,754
Net unrealized appreciation	$22,104,205

At May 31, 2014, the cost of investments for federal income tax purposes was $324,666,071 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$24,454,345
Unrealized depreciation	(2,350,140)
Net unrealized appreciation	$22,104,205

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $283,577,175 and $92,237,451, respectively, for the year ended May 31, 2014.

Note 6. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 70.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2014	31

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2014

Columbia Flexible Capital Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Flexible Capital Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Flexible Capital Income Fund (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 22, 2014

Annual Report 2014	33

Columbia Flexible Capital Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	40.21%
Dividends Received Deduction	37.73%
Capital Gain Dividend	$4,560,960

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34	Annual Report 2014

Columbia Flexible Capital Income Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company

(bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	35

Columbia Flexible Capital Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways,

Inc. (health and

wellbeing solutions)

since 2005; Director,

ICI Mutual Insurance

Company, RRG since

2011; Director, Abt

Associates

(government

contractor) since

2001; Director, Boston

Children’s Hospital

since 2002

36	Annual Report 2014

Columbia Flexible Capital Income Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	186	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	37

Columbia Flexible Capital Income Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010

38	Annual Report 2014

Columbia Flexible Capital Income Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	39

Columbia Flexible Capital Income Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

40	Annual Report 2014

Columbia Flexible Capital Income Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) Bobroff Consulting, an independent consulting firm, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014	41

Columbia Flexible Capital Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

42	Annual Report 2014

Columbia Flexible Capital Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2014	43

Columbia Flexible Capital Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

44	Annual Report 2014

Columbia Flexible Capital Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	45

Columbia Flexible Capital Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN148_05_D01_(07/14)

Annual Report May 31, 2014

Columbia Multi-Advisor Small Cap Value Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor’s 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Multi-Advisor Small Cap Value Fund (the Fund) Class A shares returned 16.60% excluding sales charges for the 12-month period that ended May 31, 2014.

>	The Fund slightly underperformed its benchmark, the Russell 2000 Value Index, which returned 16.87% over the same period.

>	Results can be attributed primarily to individual security selection decisions.

Average Annual Total Returns (%) (for period ended May 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	06/18/01
Excluding sales charges		16.60	20.31	9.15
Including sales charges		9.89	18.93	8.51
Class B	06/18/01
Excluding sales charges		15.82	19.41	8.43
Including sales charges		10.82	19.21	8.43
Class C	06/18/01
Excluding sales charges		15.77	19.47	8.41
Including sales charges		14.77	19.47	8.41
Class I	03/04/04	17.17	20.87	9.60
Class K	06/18/01	16.84	20.54	9.34
Class R*	12/11/06	16.31	20.01	8.82
Class R4*	12/11/06	16.98	20.39	9.17
Class R5*	12/11/06	17.09	20.81	9.46
Class Z*	09/27/10	17.01	20.50	9.24
Russell 2000 Value Index		16.87	18.77	8.30

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 — May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Barrow, Hanley, Mewhinney & Strauss, LLC

James McClure, CFA

John Harloe, CFA

Donald Smith & Co., Inc.

Donald Smith

Richard Greenberg, CFA

Metropolitan West Capital Management, LLC

Samir Sikka

Turner Investments, L.P.*

David Kovacs, CFA

*	Effective August 20, 2014, Segall Bryant & Hamill, LLC will replace Turner Investments, L.P. as a subadvisor for the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Columbia Multi-Advisor Small Cap Value Fund is managed by four independent money management firms and each invests a portion of the portfolio’s assets. As of May 31, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Turner Investments, L.P. (Turner) managed approximately 27%, 25%, 26% and 22% of the portfolio, respectively.

For the 12-month period that ended May 31, 2014, the Fund’s Class A shares returned 16.60% excluding sales charges. The Fund slightly underperformed its benchmark, the Russell 2000 Value Index, which returned 16.87% over the same period. Results can be attributed primarily to individual security selection decisions.

Small-Cap Equities Seesawed Their Way To Record Highs

The U.S. equity market concluded a robust 2013 with strong absolute gains. For all of the noise — the U.S. government shutdown, Federal Reserve tapering fears, the threat of military action in Syria, and Cyprus seeking a bailout — equity markets showed great resiliency. Indeed, in the face of such macroeconomic and geopolitical concerns, investors chose to focus on the prospects of a growing global economy, led by the U.S. After a heady 2013, the first several months of 2014 witnessed a seesawing stock market. Equity markets stumbled out of the gate in January 2014 and by the first trading day of February, U.S. equity markets, along with the global equity markets, plummeted. Weaker-than-expected U.S. manufacturing, disappointing data from China that adversely affected emerging markets, and worries about deflation in the eurozone all combined to drive investors to safer assets. From that low, however, markets retraced their steps steadily through the rest of February and into March, as the Ukrainian crisis eased and China hinted at stimulus for its slowing economy. In April, equity markets showed weakness resulting from disappointing gross domestic product (GDP) results in the U.S linked to the severe winter weather. Sentiment toward Japan remained weak, and unrest in Ukraine escalated. In May, there was somewhat of a reversal, as equity markets showed an upward trend, with volatility across many asset classes declining. Investor fears eased as economic data releases largely met or exceeded expectations. Some geopolitical risks faded, and monetary policy looked to remain accommodative for the near term.

Within the broad U.S. equity market, small-cap equities lagged the performance of both their large-cap and mid-cap counterparts during the annual period. From a style perspective, value stocks outpaced growth stocks, albeit modestly, within the small-cap equity universe.

Effective Security Selection Aided Results

Barrow Hanley: Our portion of the Fund outperformed the benchmark during the annual period, attributable primarily to effective stock selection within the materials sector, where the biggest positive contributors were positions in PolyOne and Scotts Miracle-Gro. Also significantly benefiting relative performance was stock selection in the financials and consumer discretionary sectors. Prosperity Bancshares, a Fund holding in the financials sector, saw a double-digit rise. Positions in Men’s Wearhouse, Brunswick, Whirlpool and Tempur Sealy International propelled consumer discretionary’s positive contribution to our portion of the Fund. The Fund’s underweighted allocation to financials compared to the benchmark further bolstered relative results.

4	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

Elsewhere, a position in aerospace and defense company Oshkosh was a strong contributor. Oshkosh has been a successful, small/mid-cap company with superior levels of growth and profitability as well as what we view to be a premium valuation.

Detracting from relative performance was stock selection within information technology, health care and industrials, though allocations in each relative to the benchmark mitigated some of the negative impact. Losses sustained by II-VI and Brooks Automation were detrimental to information technology, while Haemonetics and Barnes Group negatively impacted health care and industrials, respectively.

Donald Smith: Our portion of the Fund significantly outperformed the benchmark during the annual period due both to effective industry/sector weighting and individual stock selection.

The Fund’s significant overweighting in the airlines industry proved particularly effective, as airlines benefited from a consolidated industry structure that, in turn, led to better supply/demand dynamics and higher pricing. Positions in AerCap Holdings, JetBlue Airways and Air France-KLM were each strong positive contributors during the annual period. The Fund’s allocation to the information technology sector also helped. Positions in Micron Technology, Sanmina and Celestica boosted Fund results. Several of these companies that manufacture computer memory components benefited from industry consolidation that, in turn, led to a better pricing environment.

Positions in two precious metals companies — AuRico Gold and Coeur Mining — detracted most. Shares of AuRico Gold declined on lower gold prices, which impacted its earnings, free cash flow and investor sentiment. Coeur Mining also struggled amidst lower precious metals prices as well as from a poorly timed acquisition and elevated costs. In consumer discretionary, a position in RadioShack disappointed most, negatively impacted by high operating losses and larges sales declines despite efforts of its new chief executive officer to turn around the company’s fortunes.

MetWest Capital: Our portion of the Fund outperformed the benchmark during the annual period due primarily to effective stock selection. Sector weighting, which is a by-product of our bottom-up stock selection process, further enhanced relative performance, albeit to a more modest degree.

More specifically, security selection in industrials, financials and information technology added value to relative returns. An overweighted allocation to industrials, the second-best performing sector, and an underweighted exposure to the weak-performing financials sector further augmented relative performance. In the industrials sector, strong security selection in trading companies and distributors and in the commercial services and supplies industries enhanced relative returns. Within financials, stock selection in the capital markets and real estate management and development industries added value as did an underweight to real estate investment trusts (REITs). Within information technology, security selection in the information technology services industry helped most.

Stock selection in the consumer discretionary, health care and consumer staples sectors detracted from our portion of the Fund’s relative results. Within consumer discretionary, weak stock selection in the specialty retail industry detracted from relative results. Within health care, security selection in the life sciences tools and services and health care providers and services industries hurt most. In consumer staples, weak stock selection in the food products industry hampered results.

Top Ten Holdings (%) (at May 31, 2014)
Sanmina Corp.	2.3
AerCap Holdings NV	2.2
Dana Holding Corp.	1.9
Platinum Underwriters Holdings Ltd.	1.3
Air France-KLM, ADR	1.3
Resolute Forest Products, Inc.	1.2
American Axle & Manufacturing Holdings, Inc.	1.2
Plexus Corp.	1.2
Mobile Mini, Inc.	1.2
HealthSouth Corp.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014	5

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	90.9
Consumer Discretionary	12.2
Consumer Staples	2.3
Energy	5.4
Financials	18.5
Health Care	5.4
Industrials	21.6
Information Technology	16.9
Materials	6.4
Telecommunication Services	0.1
Utilities	2.1
Limited Partnerships	0.2
Money Market Funds	8.9
Rights	0.0	(a)
Industrials	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Investment Risks

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Fund’s prospectus for information on these and other risks.

From an individual stock perspective, the holdings that contributed most positively to our portion of the Fund’s results were AerCap Holdings, VeriFone Systems and KAR Auction Services. Shares of AerCap Holdings, an aircraft leasing and aviation finance company, advanced significantly during late 2013 after the company announced it would acquire American International Group’s International Lease Finance Corp. This acquisition materially increased the company’s fleet size and positioned the company, in our view, as a future leader of the industry. We sold our portion of the Fund’s position in AerCap Holdings, however, as its consequent market capitalization exceeded an appropriate level for our strategy. Shares of VeriFone Systems, a global provider of payment solutions for secure electronic payment transactions and value-added services at point of sale terminals, surged, as confidence in the company’s new chief executive officer grew. Vehicle auction service provider KAR Auction Services performed well. Volume in the wholesale market, which includes off-lease vehicles, improved, and this recovery directly benefited the company’s revenues.

The holdings that detracted most from our portion of the Fund’s results during the annual period were Walter Energy, Pike and Abercrombie & Fitch. Metallurgical (met) coal producer Walter Energy’s profitability was hindered, as was its stock price, by unprecedented pressure on met coal pricing during the annual period. We became uncomfortable with the company’s liquidity and thus sold the position from our portion of the Fund. Pike provides services, including construction, maintenance and repair, to utilities. An earnings miss created a slight headwind for Pike during the annual period. However, longer term, we believe our investment thesis remains intact, and we increased our portion of the Fund’s position in the company, taking advantage of weakness in Pike’s stock price. Shares of Abercrombie & Fitch, a brand-name specialty retailer, declined during the annual period in commiseration with the overall teen retail space that has faced headwinds from their economically challenged customer base. The retailer’s shares were further aggravated by a year fraught with lowered guidance and missed earnings expectations. We held our portion of the Fund’s position in Abercrombie & Fitch, as longer term, we believe catalysts exist that should narrow the gap between the company’s stock price and our estimate of intrinsic value.

Turner: Our portion of the Fund generated strong double-digit absolute gains but underperformed the benchmark during the annual period. Such relative results were primarily the result of stock selection from the quantitative investment process we employ. More specifically, effective security selection in the materials sector was more than offset by weaker security selection in the health care, energy and industrials sectors.

In materials, the only positively contributing sector to our portion of the portfolio during the annual period, the strongest relative results came from the pulp and paper and engineering and construction industries. All three of the biggest detracting sectors produced positive absolute returns but lagged on a relative basis due to poor security selection. Health care produced the worst results on a relative basis, with underperformance concentrated in the medical specialties and biotechnology industries. In energy, positions in the oil and gas production and oil field services/equipment industries hurt most. In industrials, relative results were hampered most by stock selection in the homebuilding and aerospace and defense industries.

In our portion of the Fund, we use quantitative techniques and thus stock selection is not a result of a fundamental process. With this in mind, the three stocks that contributed most to relative performance during the annual period were Lannett, a

6	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

developer, manufacturer and distributor of generic pharmaceutical products; Arris Group, a provider of broadband network services for residential and business subscribers; and Zale, a specialty retailer of fine jewelry. By the end of the annual period, we sold our portion of the Fund’s position in Zale, taking profits. The three stocks that detracted most from relative results were Goodrich Petroleum, an independent oil and natural gas company; Celldex Therapeutics, a biopharmaceutical company focused on the development of therapies for the treatment of cancer and other difficult to treat diseases; and DXP Enterprises, a provider of maintenance, repair and operating products, equipment and services to industrial customers. We sold our portion of the Fund’s positions in Goodrich Petroleum and Celldex Therapeutics by the end of the annual period.

Company-Specific Stories Drove Buy and Sell Decisions

Barrow Hanley: An essential part of our focus during significant declines in the market involves restructuring the portfolio to maximize its relative return potential. Simply put, we increase holdings where share price declines represent the highest risk-adjusted return opportunities, while at the same time, funding them from holdings that have become relatively less attractive as a result of superior performance. Thus, we either liquidated or scaled back several of the best performing stocks and significantly increased positions in others that were among the weakest performers of the annual period. This represents not a change, but an extension of a long-held value-creation thesis. During the annual period, we sold several stocks as the market rose to make room for ones with what we considered to have greater upside potential. Among those stocks sold during the annual period were Aaron’s, AMC Networks, BBCN Bancorp, Cabela’s, Gentex, Korn/Ferry International, Myers Industries, ProAssurance and Regal Beloit. Among those stocks added to our portion of the Fund were Barnes Group, Diodes, Fairchild Semiconductor International, Haemonetics, Hanmi Financial, Heartland Express, II-VI and Tempur Sealy International.

In implementing this strategy, based completely on individual stock selection, exposures to consumer discretionary, financials, industrials and materials decreased during the annual period, and exposures to health care and information technology increased. At the end of the annual period, our portion of the Fund was overweight versus the benchmark in industrials, information technology, consumer discretionary, health care and materials and was underweight the benchmark in financials and energy. Our portion of the Fund continued to have no exposure to utilities, consumer staples and telecommunication services, as stocks within these sectors rarely conform to our stringent buying requirements.

Donald Smith: During the annual period, we reduced our portion of the Fund’s positions in several stocks on strength, including Micron Technology, JetBlue Airways and Celestica. We eliminated positions in recent winners that had met our valuation targets, including those in DiamondRock Hospitality, Ingram Micro, Southwest Airlines and Aircastle. We sold the Fund’s positions in Overseas Shipholding and RadioShack at losses. New names purchased were Pan American Silver, Tidewater, Ardmore Shipping and Nordic American Tankers, each purchased at book value or less. Based on these individual stock decisions, our portion of the Fund’s allocations to information technology and airlines decreased, as several of these stocks had reached our valuation parameters. The Fund’s holdings in precious metals companies were increased on weakness. At the end of the annual period, our portion of the Fund’s greatest allocations were to the airlines, information technology, insurance and metals industries.

Annual Report 2014	7

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

MetWest Capital: During the annual period, our portion of the Fund established new positions in Berry Plastics Group, CoreLogic and Taylor Morrison Home. Berry Plastics Group is a producer of plastic consumer packaging and engineered materials. CoreLogic is the largest data and analytics service provider for the U.S. and Australia. Taylor Morrison Home builds and develops single-family detached and attached homes and develops land for lifestyle and master planned communities.

We sold our portion of the Fund’s position in domestic tank barge operator Kirby, as its stock price approached our intrinsic value target. We sold the Fund’s investment in Texas Industries, a supplier of construction materials, as its stock price approached the deal price offered during the annual period by Martin Marietta Materials to buy Texas Industries.

As a result of these and other trades as well as stock price movements, our portion of the Fund’s exposures to industrials and financials decreased and its allocations to consumer staples and information technology increased. At the end of the annual period, our portion of the Fund was underweight relative to the benchmark in financials, utilities and energy and overweight relative to the benchmark in consumer discretionary, industrials, consumer staples, information technology and health care. Our portion of the Fund held positions rather neutral to the benchmark in materials and telecommunication services at the end of the annual period. As always, sector weightings were a by-product of our bottom-up stock selection process and not the result of tactical allocation decisions.

Turner: As our portion of the Fund is managed using quantitative techniques, turnover of individual names is driven by optimization and not individual stock fundamental reasons. That said, during the annual period, our portion of the Fund’s exposure to materials and industrials increased and its allocations to financials and health care decreased. With these changes, at the end of the annual period, our portion of the Fund was overweight materials, industrials, information technology and utilities relative to the benchmark and underweight financials, consumer discretionary and health care. Our portion of the Fund held exposures relatively neutral to the benchmark in consumer staples and energy.

Looking Ahead

Barrow Hanley: Using the S&P 500 Index as a guide, we currently believe the U.S. is likely in a transition period for stocks across the capitalization spectrum. The S&P 500 Index gained more than 200% from its March 9, 2009 low through the end of the annual period. During this period, revenues grew only 7%, while earnings per share grew 117%, with much of the earnings per share growth coming from productivity gains, cost reductions (including interest expense) and share repurchases. While long-term earnings growth has been robust, the outsized market return of 2013 was driven primarily by valuation expansion, as earnings growth has been more challenging for many companies.

Historically, low interest and inflation rates have been supportive of valuation levels. We believe the U.S. currently remains in a favorable range of inflation to support equity valuations. The chief engineer of such low inflation and interest rates has, of course, been the U.S. Federal Reserve, which has begun tapering its long-standing quantitative easing program. As the Federal Reserve tapers, we would expect more modest returns and increased volatility, as the U.S. equity market transitions to a more “normalized” environment. If this transition is fitful and uneven, the market could exhibit some downside.

8	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

Importantly, we did not nor do we intend to sacrifice our investment discipline or process to chase a rapidly rising equity market. As always, we are led by our fundamental bottom-up process, seeking stocks trading at meaningful discounts to the market, yet with solid growth prospects.

Donald Smith: As bottom-up investors, we do not base our strategy on any macroeconomic view. That said, our portion of the Fund’s price-to-tangible book value of 102% at the end of the annual period remained in our view quite attractive relative to market indices — less than half that of the benchmark and well less than one-third that of the Russell 2000 Index. Still, it has become more difficult to find attractively priced stocks, given the market’s approximately 200% appreciation since its 2009 bottom, so our cash position remains high. At the end of the annual period, our portion of the Fund maintained its emphasis in airlines, information technology and insurance. New depressed areas that we have currently been adding to are precious metals and drillers. It is possible that higher inflation and less quantitative easing could lead to a market correction that would provide more buying opportunities.

MetWest Capital: At the end of the annual period, our portion of the Fund was positioned for slightly elevated but slow economic growth — approximately 3% GDP — over the long term. Given this perspective, if the economy experiences either strong growth or a contraction, the portfolio may underperform. Our investment process is driven by bottom-up, company-focused research and stock selection. We remain committed to seeking out high quality businesses in great industries that trade at discounts to our estimates of intrinsic value and possess value drivers to unlock that value within our multi-year investment horizon. Regardless of what the markets may bring, these businesses, in our view, may provide opportunities for superior investment returns.

Turner: In managing our portion of the Fund, we believe that outperformance relative to the benchmark may best be achieved by identifying the characteristics that drive future price outperformance and by investing in the companies that exhibit these predictive characteristics. Using our sophisticated quantitative model, we intend to continue to emphasize attractive valuations, balance sheet strength, growth characteristics and positive profitability measures.

Annual Report 2014	9

Columbia Multi-Advisor Small Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.10	1,017.95	7.09	7.04	1.40
Class B	1,000.00	1,000.00	1,027.00	1,014.21	10.87	10.80	2.15
Class C	1,000.00	1,000.00	1,026.90	1,014.21	10.86	10.80	2.15
Class I	1,000.00	1,000.00	1,033.60	1,020.19	4.82	4.78	0.95
Class K	1,000.00	1,000.00	1,031.40	1,018.70	6.33	6.29	1.25
Class R	1,000.00	1,000.00	1,028.90	1,016.70	8.35	8.30	1.65
Class R4	1,000.00	1,000.00	1,032.40	1,019.20	5.83	5.79	1.15
Class R5	1,000.00	1,000.00	1,032.50	1,019.95	5.07	5.04	1.00
Class Z	1,000.00	1,000.00	1,032.70	1,019.20	5.83	5.79	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

10	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 91.0%
Issuer	Shares	Value ($)
Consumer Discretionary 12.2%
Auto Components 2.8%

American Axle & Manufacturing Holdings, Inc.(a)	223,340	4,140,724

Dana Holding Corp.	296,039	6,554,303

Total		10,695,027

Hotels, Restaurants & Leisure 1.2%

Interval Leisure Group, Inc.	93,850	1,922,987

Life Time Fitness, Inc.(a)	12,780	679,896

Six Flags Entertainment Corp.	46,850	1,895,551

Total		4,498,434

Household Durables 2.4%

MDC Holdings, Inc.	20,220	578,494

Taylor Morrison Home Corp., Class A(a)	64,931	1,383,030

Tempur Sealy International, Inc.(a)	67,200	3,693,312

Whirlpool Corp.	25,660	3,683,493

Total		9,338,329

Leisure Products 0.9%

Brunswick Corp.	77,735	3,350,379

Media 0.5%

John Wiley & Sons, Inc., Class A	19,500	1,068,210

Meredith Corp.	16,040	721,158

Total		1,789,368

Multiline Retail 0.4%

Big Lots, Inc.(a)	33,250	1,411,130

Specialty Retail 3.9%

Abercrombie & Fitch Co., Class A	33,150	1,260,032

Asbury Automotive Group, Inc.(a)	14,230	919,827

Ascena Retail Group, Inc.(a)	75,500	1,260,472

Chico’s FAS, Inc.	74,000	1,121,840

DSW, Inc., Class A	83,700	2,096,685

Genesco, Inc.(a)	5,990	448,591

Group 1 Automotive, Inc.	11,620	935,410

Men’s Wearhouse, Inc. (The)	68,495	3,409,681

Office Depot, Inc.(a)	673,700	3,449,344

Total		14,901,882

Textiles, Apparel & Luxury Goods 0.1%

Kate Spade & Co.(a)	17,290	629,529

Total Consumer Discretionary		46,614,078

Consumer Staples 2.3%
Beverages 0.5%

Treasury Wine Estates Ltd., ADR	390,250	1,853,688

Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.1%

SpartanNash Co.	21,090	512,065

Food Products 1.6%

Dean Foods Co.	118,150	2,053,447

Flowers Foods, Inc.	79,196	1,651,236

J&J Snack Foods Corp.	10,600	992,902

Post Holdings, Inc.(a)	29,537	1,475,964

Total		6,173,549

Tobacco 0.1%

Alliance One International, Inc.(a)	165,343	410,051

Total Consumer Staples		8,949,353

Energy 5.4%
Energy Equipment & Services 2.1%

Bristow Group, Inc.	8,950	680,021

Forum Energy Technologies, Inc.(a)	53,500	1,767,640

Helix Energy Solutions Group, Inc.(a)	48,000	1,122,240

Newpark Resources, Inc.(a)	72,750	819,165

Parker Drilling Co.(a)	273,500	1,769,545

Tetra Technologies, Inc.(a)	49,440	570,043

Tidewater, Inc.	25,000	1,303,000

Total		8,031,654

Oil, Gas & Consumable Fuels 3.3%

Advantage Oil & Gas Ltd.(a)	304,421	1,829,570

Ardmore Shipping Corp.	72,500	1,008,475

Delek U.S. Holdings, Inc.	27,730	861,571

Energy XXI Bermuda Ltd.	48,500	1,040,325

Green Plains, Inc.	20,510	599,302

LinnCo LLC	90,787	2,525,695

Nordic American Tankers Ltd.	73,000	597,140

Northern Oil and Gas, Inc.(a)	57,560	877,790

Oasis Petroleum, Inc.(a)	32,250	1,596,375

Stone Energy Corp.(a)	18,760	832,757

W&T Offshore, Inc.	36,260	531,934

WPX Energy, Inc.(a)	18,268	386,916

Total		12,687,850

Total Energy		20,719,504

Financials 18.5%
Banks 6.2%

Associated Banc-Corp.	77,000	1,326,710

Banco Latinoamericano de Comercio Exterior SA, Class E	19,020	508,595

BancorpSouth, Inc.	25,910	608,885

BBCN Bancorp, Inc.	40,970	624,792

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Boston Private Financial Holdings, Inc.	36,340	459,338

Cathay General Bancorp	41,300	992,439

City National Corp.	51,615	3,669,310

Glacier Bancorp, Inc.	32,000	840,640

Hancock Holding Co.	33,500	1,131,630

Hanmi Financial Corp.	76,825	1,637,141

OFG Bancorp	53,040	957,902

Old National Bancorp	62,090	840,078

Pinnacle Financial Partners, Inc.	14,830	511,932

PrivateBancorp, Inc.	32,860	877,691

Prosperity Bancshares, Inc.	53,920	3,134,369

Umpqua Holdings Corp.	133,690	2,215,243

Webster Financial Corp.	31,380	938,890

Wintrust Financial Corp.	19,860	865,499

Zions Bancorporation	48,185	1,377,609

Total		23,518,693

Capital Markets 0.5%

Janus Capital Group, Inc.	174,505	2,038,218

Consumer Finance 0.6%

Cash America International, Inc.	19,840	942,598

DFC Global Corp.(a)	57,470	538,494

World Acceptance Corp.(a)	10,810	853,882

Total		2,334,974

Insurance 4.2%

American Equity Investment Life Holding Co.	27,730	624,480

American National Insurance Co.	27,300	3,125,850

Horace Mann Educators Corp.	124,460	3,635,476

Maiden Holdings Ltd.	68,120	833,789

Montpelier Re Holdings Ltd.	80,358	2,526,455

Platinum Underwriters Holdings Ltd.	71,025	4,556,254

Selective Insurance Group, Inc.	36,970	878,777

Total		16,181,081

Real Estate Investment Trusts (REITs) 5.1%

Ashford Hospitality Trust, Inc.	53,610	573,627

Associated Estates Realty Corp.	48,740	842,715

Brandywine Realty Trust	59,620	912,186

CommonWealth REIT	46,445	1,221,968

Corporate Office Properties Trust	28,500	785,175

CubeSmart	47,460	865,670

DCT Industrial Trust, Inc.	108,960	862,963

FelCor Lodging Trust, Inc.	87,240	858,442

Granite Real Estate Investment Trust	90,205	3,342,095

Highwoods Properties, Inc.	23,030	934,557

Common Stocks (continued)
Issuer	Shares	Value ($)
LaSalle Hotel Properties	17,090	563,799

Parkway Properties, Inc.	125,214	2,500,524

PennyMac Mortgage Investment Trust	78,800	1,664,256

Redwood Trust, Inc.	96,914	1,888,854

Strategic Hotels & Resorts, Inc.(a)	84,240	918,216

Sunstone Hotel Investors, Inc.	61,410	902,113

Total		19,637,160

Real Estate Management & Development 0.7%

Jones Lang LaSalle, Inc.	20,400	2,474,316

Thrifts & Mortgage Finance 1.2%

Astoria Financial Corp.	64,150	819,837

Essent Group Ltd.(a)	65,332	1,303,374

Home Loan Servicing Solutions Ltd.	39,120	872,376

Ladder Capital Corp., Class A(a)	78,300	1,452,465

Total		4,448,052

Total Financials		70,632,494

Health Care 5.4%
Biotechnology 0.2%

NPS Pharmaceuticals, Inc.(a)	25,460	792,570

Health Care Equipment & Supplies 1.9%

Haemonetics Corp.(a)	113,800	3,876,028

Integra LifeSciences Holdings Corp.(a)	33,500	1,505,825

STERIS Corp.	35,620	1,906,382

Total		7,288,235

Health Care Providers & Services 1.8%

AMN Healthcare Services, Inc.(a)	149,525	1,674,680

HealthSouth Corp.	115,030	4,039,854

Molina Healthcare, Inc.(a)	23,290	1,003,566

Total		6,718,100

Life Sciences Tools & Services 1.3%

Bio-Rad Laboratories, Inc., Class A(a)	13,100	1,581,563

Charles River Laboratories International, Inc.(a)	16,600	889,428

Covance, Inc.(a)	27,950	2,343,887

Total		4,814,878

Pharmaceuticals 0.2%

Lannett Co., Inc.(a)	20,820	869,859

Total Health Care		20,483,642

Industrials 21.6%
Aerospace & Defense 1.0%

AAR Corp.	8,920	216,756

Astronics Corp.(a)	10,720	588,099

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Esterline Technologies Corp.(a)	7,760	864,852

GenCorp, Inc.(a)	38,730	720,765

Moog, Inc., Class A(a)	11,405	821,844

Teledyne Technologies, Inc.(a)	6,180	585,679

Total		3,797,995

Air Freight & Logistics 0.7%

Forward Air Corp.	61,890	2,776,385

Airlines 2.1%

Air France-KLM, ADR(a)	286,770	4,363,206

JetBlue Airways Corp.(a)	385,161	3,720,655

Total		8,083,861

Building Products 2.1%

Apogee Enterprises, Inc.	14,490	436,149

Gibraltar Industries, Inc.(a)	89,916	1,426,068

Ply Gem Holdings, Inc.(a)	54,710	643,390

Simpson Manufacturing Co., Inc.	57,065	1,897,982

Trex Co., Inc.(a)	90,520	2,797,973

Universal Forest Products, Inc.	13,370	649,113

Total		7,850,675

Commercial Services & Supplies 3.9%

Cenveo, Inc.(a)	216,490	664,624

Herman Miller, Inc.	111,925	3,499,895

KAR Auction Services, Inc.	128,800	3,933,552

Mobile Mini, Inc.	93,110	4,054,941

Tetra Tech, Inc.	42,953	1,142,979

United Stationers, Inc.	41,793	1,664,615

Total		14,960,606

Construction & Engineering 2.0%

Aegion Corp.(a)	87,410	2,095,218

Comfort Systems U.S.A., Inc.	96,890	1,598,685

EMCOR Group, Inc.	33,620	1,496,762

Pike Corp.(a)	193,900	1,731,527

Tutor Perini Corp.(a)	25,930	794,236

Total		7,716,428

Electrical Equipment 0.2%

GrafTech International Ltd.(a)	78,050	815,622

Machinery 4.7%

American Railcar Industries, Inc.	8,790	573,987

Barnes Group, Inc.	49,170	1,837,975

CIRCOR International, Inc.	8,120	619,231

Federal Signal Corp.	36,480	500,506

Harsco Corp.	89,450	2,413,361

IDEX Corp.	16,700	1,280,556

Meritor, Inc.(a)	74,800	1,032,988

Common Stocks (continued)
Issuer	Shares	Value ($)
Oshkosh Corp.	62,045	3,353,532

Tecumseh Products Co.(a)	10,948	53,317

Tennant Co.	13,510	863,424

Terex Corp.	88,865	3,417,748

Wabtec Corp.	14,900	1,173,226

Watts Water Technologies, Inc., Class A	15,140	844,206

Total		17,964,057

Professional Services 0.7%

Kelly Services, Inc., Class A	22,420	398,179

Korn/Ferry International(a)	33,420	1,014,966

Resources Connection, Inc.	113,500	1,407,400

Total		2,820,545

Road & Rail 1.5%

Heartland Express, Inc.	89,220	1,929,382

Knight Transportation, Inc.	35,610	867,816

Landstar System, Inc.	32,350	2,100,485

Quality Distribution, Inc.(a)	43,850	631,002

Total		5,528,685

Trading Companies & Distributors 2.7%

AerCap Holdings NV(a)	163,500	7,707,390

Aircastle Ltd.	27,120	455,074

DXP Enterprises, Inc.(a)	11,760	818,143

Rush Enterprises, Inc., Class A(a)	18,530	614,826

TAL International Group, Inc.	13,270	581,491

Total		10,176,924

Total Industrials		82,491,783

Information Technology 16.9%
Communications Equipment 0.4%

Arris Group, Inc.(a)	9,190	304,281

Plantronics, Inc.	28,280	1,282,215

Total		1,586,496

Electronic Equipment, Instruments & Components 7.6%

Celestica, Inc.(a)	225,343	2,670,315

FARO Technologies, Inc.(a)	34,190	1,453,759

II-VI, Inc.(a)	192,525	2,591,387

Jabil Circuit, Inc.	76,100	1,432,202

Littelfuse, Inc.	30,380	2,663,111

Mercury Systems, Inc.(a)	109,020	1,277,714

OSI Systems, Inc.(a)	10,040	571,778

Park Electrochemical Corp.	59,770	1,605,422

Plexus Corp.(a)	98,100	4,096,656

Sanmina Corp.(a)	388,458	7,905,120

Vishay Intertechnology, Inc.	191,725	2,860,537

Total		29,128,001

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.9%

CACI International, Inc., Class A(a)	9,500	678,300

CoreLogic, Inc.(a)	70,944	2,024,032

EVERTEC, Inc.	87,201	2,084,976

VeriFone Systems, Inc.(a)	72,400	2,375,444

Total		7,162,752

Semiconductors & Semiconductor Equipment 4.0%

Axcelis Technologies, Inc.(a)	200,000	376,000

Brooks Automation, Inc.	185,190	1,798,195

Diodes, Inc.(a)	101,725	2,814,731

Fairchild Semiconductor International, Inc.(a)	188,850	2,770,429

International Rectifier Corp.(a)	27,950	749,619

Micron Technology, Inc.(a)	126,000	3,602,340

Monolithic Power Systems, Inc.(a)	23,270	914,278

Photronics, Inc.(a)	277,625	2,440,324

Total		15,465,916

Software 2.6%

ACI Worldwide, Inc.(a)	9,921	538,810

Aspen Technology, Inc.(a)	6,950	298,781

Blackbaud, Inc.	26,020	891,185

EPIQ Systems, Inc.	17,400	209,844

Fair Isaac Corp.	27,300	1,607,970

Informatica Corp.(a)	35,600	1,302,604

Manhattan Associates, Inc.(a)	20,570	667,702

Mentor Graphics Corp.	138,570	2,936,298

Take-Two Interactive Software, Inc.(a)	33,690	695,025

Verint Systems, Inc.(a)	12,880	596,730

Total		9,744,949

Technology Hardware, Storage & Peripherals 0.4%

Avid Technology, Inc.(a)	134,000	998,970

Super Micro Computer, Inc.(a)	32,110	690,365

Total		1,689,335

Total Information Technology		64,777,449

Materials 6.4%
Chemicals 2.4%

Calgon Carbon Corp.(a)	39,960	857,142

H.B. Fuller Co.	17,650	844,199

Minerals Technologies, Inc.	9,860	611,320

PolyOne Corp.	86,800	3,483,284

Scotts Miracle-Gro Co., Class A	40,500	2,427,975

Sensient Technologies Corp.	13,950	764,460

Total		8,988,380

Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 1.0%

Berry Plastics Corp.(a)	65,300	1,541,733

Silgan Holdings, Inc.	49,080	2,396,576

Total		3,938,309

Metals & Mining 1.7%

AuRico Gold, Inc.	952,829	3,306,317

Coeur Mining, Inc.(a)	133,140	910,678

Commercial Metals Co.	28,430	504,632

Pan American Silver Corp.	97,900	1,211,023

SunCoke Energy, Inc.(a)	25,400	510,032

Total		6,442,682

Paper & Forest Products 1.3%

Clearwater Paper Corp.(a)	13,210	819,945

Resolute Forest Products, Inc.(a)	287,998	4,311,330

Total		5,131,275

Total Materials		24,500,646

Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%

General Communication, Inc., Class A(a)	43,831	497,044

Total Telecommunication Services		497,044

Utilities 2.2%
Electric Utilities 1.6%

Allete, Inc.	8,790	436,599

Cleco Corp.	16,550	861,096

IDACORP, Inc.	10,460	573,522

PNM Resources, Inc.	25,720	731,991

Portland General Electric Co.	15,980	528,459

UIL Holdings Corp.	18,850	696,885

Unitil Corp.	17,110	572,843

UNS Energy Corp.	7,290	441,555

Westar Energy, Inc.	35,700	1,286,985

Total		6,129,935

Gas Utilities 0.2%

Southwest Gas Corp.	15,820	828,335

Multi-Utilities 0.4%

Black Hills Corp.	10,730	618,799

NorthWestern Corp.	13,020	624,960

Total		1,243,759

Total Utilities		8,202,029

Total Common Stocks
(Cost: $258,255,080)		347,868,022

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Rights —%
Issuer	Shares	Value ($)
Industrials —%
Airlines —%

American Airlines Escrow(a)(b)(c)	52,560	—

Total Industrials		—

Total Rights
(Cost: $—)		—

Limited Partnerships 0.2%
Financials 0.2%
Capital Markets 0.2%

AllianceBernstein Holding LP	23,100	560,175

Total Financials		560,175

Total Limited Partnerships
(Cost: $526,591)		560,175

Money Market Funds 8.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(d)(e)	34,223,125	34,223,125

Total Money Market Funds
(Cost: $34,223,125)		34,223,125

Total Investments
(Cost: $293,004,796)		382,651,322

Other Assets & Liabilities, Net		(238,146)

Net Assets		382,413,176

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Negligible market value.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2014, the value of these securities amounted to $0.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2014.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	26,013,646	120,130,575	(111,921,096)	34,223,125	34,386	34,223,125

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	46,614,078	—	—		46,614,078

Consumer Staples	8,949,353	—	—		8,949,353

Energy	20,719,504	—	—		20,719,504

Financials	70,632,494	—	—		70,632,494

Health Care	20,483,642	—	—		20,483,642

Industrials	82,491,783	—	—		82,491,783

Information Technology	64,777,449	—	—		64,777,449

Materials	24,500,646	—	—		24,500,646

Telecommunication Services	497,044	—	—		497,044

Utilities	8,202,029	—	—		8,202,029

Rights

Industrials	—	—	0	(a)	0	(a)

Total Equity Securities	347,868,022	—	0	(a)	347,868,022

Other

Limited Partnerships	560,175	—	—		560,175

Total Other	560,175	—	—		560,175

Mutual Funds

Money Market Funds	34,223,125	—	—		34,223,125

Total Mutual Funds	34,223,125	—	—		34,223,125

Total	382,651,322	—	0	(a)	382,651,322

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Multi-Advisor Small Cap Value Fund

Statement of Assets and Liabilities

May 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $258,781,671)	$348,428,197

Affiliated issuers (identified cost $34,223,125)	34,223,125

Total investments (identified cost $293,004,796)	382,651,322

Receivable for:

Investments sold	4,666,785

Capital shares sold	68,805

Dividends	342,094

Reclaims	7,609

Expense reimbursement due from Investment Manager	2,134

Prepaid expenses	431

Total assets	387,739,180

Liabilities

Disbursements in excess of cash	197,520

Payable for:

Investments purchased	4,602,622

Capital shares purchased	374,064

Investment management fees	10,086

Distribution and/or service fees	2,664

Transfer agent fees	43,271

Administration fees	839

Plan administration fees	599

Compensation of board members	27,257

Other expenses	67,082

Total liabilities	5,326,004

Net assets applicable to outstanding capital stock	$382,413,176

Represented by

Paid-in capital	$276,464,716

Excess of distributions over net investment income	(1,033,574)

Accumulated net realized gain	17,335,508

Unrealized appreciation (depreciation) on:

Investments	89,646,526

Total — representing net assets applicable to outstanding capital stock	$382,413,176

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A

Net assets	$295,555,035

Shares outstanding	39,140,421

Net asset value per share	$7.55

Maximum offering price per share(a)	$8.01

Class B

Net assets	$8,170,779

Shares outstanding	1,216,112

Net asset value per share	$6.72

Class C

Net assets	$11,843,958

Shares outstanding	1,756,723

Net asset value per share	$6.74

Class I

Net assets	$23,180,744

Shares outstanding	2,901,483

Net asset value per share	$7.99

Class K

Net assets	$2,857,594

Shares outstanding	367,808

Net asset value per share	$7.77

Class R

Net assets	$6,396,217

Shares outstanding	857,198

Net asset value per share	$7.46

Class R4

Net assets	$3,571,888

Shares outstanding	465,820

Net asset value per share	$7.67

Class R5

Net assets	$21,004,796

Shares outstanding	2,667,704

Net asset value per share	$7.87

Class Z

Net assets	$9,832,165

Shares outstanding	1,239,068

Net asset value per share	$7.94

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Multi-Advisor Small Cap Value Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$4,348,066
Dividends — affiliated issuers	34,386
Interest	8
Foreign taxes withheld	(40,605)

Total income	4,341,855

Expenses:
Investment management fees	3,651,282
Distribution and/or service fees
Class A	736,272
Class B	100,961
Class C	114,260
Class R	36,250
Transfer agent fees
Class A	770,683
Class B	26,634
Class C	29,847
Class K	1,375
Class R	19,108
Class R4	5,882
Class R5	10,030
Class Z	22,648
Administration fees	303,827
Plan administration fees
Class K	6,875
Compensation of board members	18,534
Custodian fees	30,419
Printing and postage fees	89,658
Registration fees	106,950
Professional fees	33,776
Line of credit interest expense	212
Other	9,376

Total expenses	6,124,859
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(842,083)
Expense reductions	(40)

Total net expenses	5,282,736

Net investment loss	(940,881)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	44,430,595

Net realized gain	44,430,595
Net change in unrealized appreciation (depreciation) on:
Investments	15,265,994

Net change in unrealized appreciation (depreciation)	15,265,994

Net realized and unrealized gain	59,696,589

Net increase in net assets resulting from operations	$58,755,708

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013
Operations

Net investment income (loss)	$(940,881)	$183,949

Net realized gain	44,430,595	30,422,866

Net change in unrealized appreciation (depreciation)	15,265,994	65,034,265

Net increase in net assets resulting from operations	58,755,708	95,641,080

Distributions to shareholders

Net investment income

Class A	—	(93,955)

Class I	—	(50,512)

Class K	—	(2,333)

Class R5	—	(35,457)

Class Z	—	(7,826)

Net realized gains

Class A	(30,907,300)	(1,401,605)

Class B	(1,075,783)	(72,657)

Class C	(1,266,959)	(55,467)

Class I	(2,255,774)	(107,580)

Class K	(284,052)	(11,184)

Class R	(604,267)	(30,038)

Class R4	(274,453)	(13,101)

Class R5	(2,101,852)	(83,630)

Class Z	(963,734)	(24,948)

Total distributions to shareholders	(39,734,174)	(1,990,293)

Increase (decrease) in net assets from capital stock activity	3,461,960	(49,511,403)

Proceeds from regulatory settlements (Note 6)	—	119,444

Total increase in net assets	22,483,494	44,258,828

Net assets at beginning of year	359,929,682	315,670,854

Net assets at end of year	$382,413,176	$359,929,682

Excess of distributions over net investment income	$(1,033,574)	$(361,737)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Multi-Advisor Small Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	4,191,631	31,636,338	4,163,105	25,571,237

Distributions reinvested	4,165,206	30,447,655	237,647	1,471,036

Redemptions	(7,787,539)	(58,693,692)	(11,037,183)	(67,333,906)

Net increase (decrease)	569,298	3,390,301	(6,636,431)	(40,291,633)

Class B shares

Subscriptions	27,077	187,330	11,135	62,793

Distributions reinvested	162,835	1,063,310	12,813	71,880

Redemptions(a)	(913,869)	(6,193,743)	(1,544,464)	(8,074,643)

Net decrease	(723,957)	(4,943,103)	(1,520,516)	(7,939,970)

Class C shares

Subscriptions	266,835	1,807,586	255,296	1,450,882

Distributions reinvested	181,787	1,190,707	9,219	51,904

Redemptions	(274,859)	(1,862,089)	(413,019)	(2,309,574)

Net increase (decrease)	173,763	1,136,204	(148,504)	(806,788)

Class I shares

Subscriptions	5,471	42,549	7,074	42,947

Distributions reinvested	292,037	2,254,522	24,348	158,016

Redemptions	(353,506)	(2,833,452)	(442,237)	(2,901,908)

Net decrease	(55,998)	(536,381)	(410,815)	(2,700,945)

Class K shares

Subscriptions	57,002	442,213	108,426	650,124

Distributions reinvested	37,553	282,401	2,119	13,434

Redemptions	(58,849)	(461,052)	(58,146)	(360,762)

Net increase	35,706	263,562	52,399	302,796

Class R shares

Subscriptions	542,042	4,019,234	796,571	4,934,102

Distributions reinvested	69,574	503,018	3,819	23,448

Redemptions	(892,478)	(6,798,474)	(321,590)	(1,968,852)

Net increase (decrease)	(280,862)	(2,276,222)	478,800	2,988,698

Class R4 shares

Subscriptions	322,297	2,488,662	77,423	481,295

Distributions reinvested	36,912	273,885	1,944	12,168

Redemptions	(60,863)	(465,096)	(383,695)	(2,498,351)

Net increase (decrease)	298,346	2,297,451	(304,328)	(2,004,888)

Class R5 shares

Subscriptions	517,615	4,081,300	549,399	3,582,109

Distributions reinvested	276,121	2,101,279	18,573	119,053

Redemptions	(599,826)	(4,670,447)	(659,324)	(4,220,061)

Net increase (decrease)	193,910	1,512,132	(91,352)	(518,899)

Class Z shares

Subscriptions	498,723	3,981,176	345,662	2,361,355

Distributions reinvested	122,138	936,799	4,853	31,350

Redemptions	(292,842)	(2,299,959)	(140,306)	(932,479)

Net increase	328,019	2,618,016	210,209	1,460,226

Total net increase (decrease)	538,225	3,461,960	(8,370,538)	(49,511,403)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$7.20		$5.42		$6.18		$4.91	$3.35

Income from investment operations:

Net investment income (loss)	(0.02)		0.00	(a)	(0.01)		(0.03)	(0.02)

Net realized and unrealized gain (loss)	1.19		1.82		(0.75)		1.30	1.58

Total from investment operations	1.17		1.82		(0.76)		1.27	1.56

Less distributions to shareholders:

Net investment income	—		(0.01)		—		—	—

Net realized gains	(0.82)		(0.03)		—		—	—

Total distributions to shareholders	(0.82)		(0.04)		—		—	—

Proceeds from regulatory settlements	—		0.00	(a)	—		—	—

Net asset value, end of period	$7.55		$7.20		$5.42		$6.18	$4.91

Total return	16.60%		33.63	%(b)	(12.30%)		25.87%	46.57%

Ratios to average net assets(c)

Total gross expenses	1.63	%(d)	1.70%		1.70%		1.70%	1.79%

Total net expenses(e)	1.40	%(d)(f)	1.42	%(f)	1.50	%(f)	1.53%	1.52%

Net investment income (loss)	(0.26%)		0.06%		(0.27%)		(0.56%)	(0.54%)

Supplemental data

Net assets, end of period (in thousands)	$295,555		$277,567		$244,913		$323,548	$277,384

Portfolio turnover	74%		68%		66%		54%	80%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$6.50		$4.93		$5.68		$4.54	$3.12

Income from investment operations:

Net investment loss	(0.07)		(0.04)		(0.05)		(0.07)	(0.05)

Net realized and unrealized gain (loss)	1.08		1.64		(0.70)		1.21	1.47

Total from investment operations	1.01		1.60		(0.75)		1.14	1.42

Less distributions to shareholders:

Net realized gains	(0.79)		(0.03)		—		—	—

Total distributions to shareholders	(0.79)		(0.03)		—		—	—

Proceeds from regulatory settlements	—		0.00	(a)	—		—	—

Net asset value, end of period	$6.72		$6.50		$4.93		$5.68	$4.54

Total return	15.82%		32.66	%(b)	(13.20%)		25.11%	45.51%

Ratios to average net assets(c)

Total gross expenses	2.38	%(d)	2.45%		2.44%		2.47%	2.56%

Total net expenses(e)	2.15	%(d)(f)	2.17	%(f)	2.26	%(f)	2.30%	2.30%

Net investment loss	(0.99%)		(0.70%)		(1.05%)		(1.34%)	(1.31%)

Supplemental data

Net assets, end of period (in thousands)	$8,171		$12,609		$17,066		$37,804	$62,404

Portfolio turnover	74%		68%		66%		54%	80%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$6.52		$4.95		$5.69		$4.55	$3.12

Income from investment operations:

Net investment loss	(0.07)		(0.04)		(0.05)		(0.07)	(0.05)

Net realized and unrealized gain (loss)	1.08		1.64		(0.69)		1.21	1.48

Total from investment operations	1.01		1.60		(0.74)		1.14	1.43

Less distributions to shareholders:

Net realized gains	(0.79)		(0.03)		—		—	—

Total distributions to shareholders	(0.79)		(0.03)		—		—	—

Proceeds from regulatory settlements	—		0.00	(a)	—		—	—

Net asset value, end of period	$6.74		$6.52		$4.95		$5.69	$4.55

Total return	15.77%		32.52	%(b)	(13.01%)		25.05%	45.83%

Ratios to average net assets(c)

Total gross expenses	2.38	%(d)	2.45%		2.44%		2.44%	2.55%

Total net expenses(e)	2.15	%(d)(f)	2.17	%(f)	2.26	%(f)	2.29%	2.28%

Net investment loss	(1.01%)		(0.69%)		(1.02%)		(1.33%)	(1.29%)

Supplemental data

Net assets, end of period (in thousands)	$11,844		$10,320		$8,563		$10,055	$7,765

Portfolio turnover	74%		68%		66%		54%	80%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2014		2013		2012	2011	2010
Per share data
Net asset value, beginning of period	$7.56		$5.67		$6.45	$5.10	$3.46

Income from investment operations:

Net investment income (loss)	0.02		0.03		0.01	(0.01)	(0.00	)(a)

Net realized and unrealized gain (loss)	1.25		1.91		(0.79)	1.36	1.64

Total from investment operations	1.27		1.94		(0.78)	1.35	1.64

Less distributions to shareholders:

Net investment income	—		(0.02)		—	—	—

Net realized gains	(0.84)		(0.03)		—	—	—

Total distributions to shareholders	(0.84)		(0.05)		—	—	—

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$7.99		$7.56		$5.67	$6.45	$5.10

Total return	17.17%		34.37	%(b)	(12.09%)	26.47%	47.40%

Ratios to average net assets(c)

Total gross expenses	1.12	%(d)	1.13%		1.12%	1.16%	1.20%

Total net expenses(e)	0.95	%(d)	0.97%		1.09%	1.08%	1.07%

Net investment income (loss)	0.20%		0.50%		0.09%	(0.12%)	(0.08%)

Supplemental data

Net assets, end of period (in thousands)	$23,181		$22,350		$19,114	$48,387	$43,815

Portfolio turnover	74%		68%		66%	54%	80%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class K	2014		2013		2012	2011	2010
Per share data
Net asset value, beginning of period	$7.38		$5.55		$6.33	$5.02	$3.41

Income from investment operations:

Net investment income (loss)	(0.01)		0.01		(0.01)	(0.02)	(0.02)

Net realized and unrealized gain (loss)	1.23		1.86		(0.77)	1.33	1.63

Total from investment operations	1.22		1.87		(0.78)	1.31	1.61

Less distributions to shareholders:

Net investment income	—		(0.01)		—	—	—

Net realized gains	(0.83)		(0.03)		—	—	—

Total distributions to shareholders	(0.83)		(0.04)		—	—	—

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$7.77		$7.38		$5.55	$6.33	$5.02

Total return	16.84%		33.85	%(b)	(12.32%)	26.10%	47.21%

Ratios to average net assets(c)

Total gross expenses	1.42	%(d)	1.43%		1.41%	1.41%	1.50%

Total net expenses(e)	1.25	%(d)	1.27%		1.38%	1.33%	1.37%

Net investment income (loss)	(0.11%)		0.21%		(0.15%)	(0.42%)	(0.37%)

Supplemental data

Net assets, end of period (in thousands)	$2,858		$2,450		$1,552	$2,250	$370

Portfolio turnover	74%		68%		66%	54%	80%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$7.13		$5.38		$6.15		$4.90	$3.35

Income from investment operations:

Net investment loss	(0.04)		(0.01)		(0.03)		(0.05)	(0.04)

Net realized and unrealized gain (loss)	1.18		1.79		(0.74)		1.30	1.59

Total from investment operations	1.14		1.78		(0.77)		1.25	1.55

Less distributions to shareholders:

Net realized gains	(0.81)		(0.03)		—		—	—

Total distributions to shareholders	(0.81)		(0.03)		—		—	—

Proceeds from regulatory settlements	—		0.00	(a)	—		—	—

Net asset value, end of period	$7.46		$7.13		$5.38		$6.15	$4.90

Total return	16.31%		33.27	%(b)	(12.52%)		25.51%	46.27%

Ratios to average net assets(c)

Total gross expenses	1.88	%(d)	1.95%		1.96%		1.89%	2.00%

Total net expenses(e)	1.65	%(d)(f)	1.66	%(f)	1.76	%(f)	1.80%	1.87%

Net investment loss	(0.53%)		(0.22%)		(0.50%)		(0.86%)	(0.89%)

Supplemental data

Net assets, end of period (in thousands)	$6,396		$8,110		$3,545		$1,951	$679

Portfolio turnover	74%		68%		66%		54%	80%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014		2013		2012	2011	2010
Per share data
Net asset value, beginning of period	$7.29		$5.48		$6.26	$4.98	$3.39

Income from investment operations:

Net investment income (loss)	0.00	(a)	0.01		(0.02)	(0.04)	(0.03)

Net realized and unrealized gain (loss)	1.21		1.83		(0.76)	1.32	1.62

Total from investment operations	1.21		1.84		(0.78)	1.28	1.59

Less distributions to shareholders:

Net realized gains	(0.83)		(0.03)		—	—	—

Total distributions to shareholders	(0.83)		(0.03)		—	—	—

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$7.67		$7.29		$5.48	$6.26	$4.98

Total return	16.98%		33.76	%(b)	(12.46%)	25.70%	46.90%

Ratios to average net assets(c)

Total gross expenses	1.38	%(d)	1.55%		1.65%	1.67%	1.76%

Total net expenses(e)	1.15	%(d)(f)	1.34%		1.63%	1.58%	1.62%

Net investment income (loss)	0.00	%(a)	0.20%		(0.39%)	(0.62%)	(0.65%)

Supplemental data

Net assets, end of period (in thousands)	$3,572		$1,221		$2,585	$2,946	$440

Portfolio turnover	74%		68%		66%	54%	80%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2014		2013		2012	2011	2010
Per share data
Net asset value, beginning of period	$7.46		$5.60		$6.37	$5.04	$3.42

Income from investment operations:

Net investment income (loss)	0.01		0.03		0.01	(0.01)	(0.01)

Net realized and unrealized gain (loss)	1.24		1.88		(0.78)	1.34	1.63

Total from investment operations	1.25		1.91		(0.77)	1.33	1.62

Less distributions to shareholders:

Net investment income	—		(0.02)		—	—	—

Net realized gains	(0.84)		(0.03)		—	—	—

Total distributions to shareholders	(0.84)		(0.05)		—	—	—

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$7.87		$7.46		$5.60	$6.37	$5.04

Total return	17.09%		34.23	%(b)	(12.09%)	26.39%	47.37%

Ratios to average net assets(c)

Total gross expenses	1.17	%(d)	1.18%		1.15%	1.20%	1.25%

Total net expenses(e)	1.00	%(d)	1.02%		1.12%	1.11%	1.12%

Net investment income (loss)	0.14%		0.45%		0.13%	(0.16%)	(0.14%)

Supplemental data

Net assets, end of period (in thousands)	$21,005		$18,454		$14,373	$17,344	$11,079

Portfolio turnover	74%		68%		66%	54%	80%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$7.52		$5.65		$6.43		$5.09

Income from investment operations:

Net investment income (loss)	(0.00	)(b)	0.02		(0.00	)(b)	(0.01)

Net realized and unrealized gain (loss)	1.25		1.90		(0.78)		1.35

Total from investment operations	1.25		1.92		(0.78)		1.34

Less distributions to shareholders:

Net investment income	—		(0.02)		—		—

Net realized gains	(0.83)		(0.03)		—		—

Total distributions to shareholders	(0.83)		(0.05)		—		—

Proceeds from regulatory settlements	—		0.00	(b)	—		—

Net asset value, end of period	$7.94		$7.52		$5.65		$6.43

Total return	17.01%		34.03	%(c)	(12.13%)		26.33%

Ratios to average net assets(d)

Total gross expenses	1.38	%(e)	1.45%		1.44%		1.32	%(f)

Total net expenses(g)	1.15	%(e)(h)	1.16	%(h)	1.25	%(h)	1.20	%(f)

Net investment income (loss)	(0.01%)		0.30%		(0.00	%)(b)	(0.22	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$9,832		$6,848		$3,960		$4,338

Portfolio turnover	74%		68%		66%		54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	31

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Multi-Advisor Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations,

32	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2014	33

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.97% to 0.87% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.96% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., Metropolitan West Capital Management, LLC and Turner Investments, L.P., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2014, other expenses paid to this company were $1,901.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for

34	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.26
Class C	0.26
Class K	0.05
Class R	0.26
Class R4	0.26
Class R5	0.05
Class Z	0.26

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,031,000 and $125,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $174,938 for Class A, $1,473 for Class B and $862 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through September 30, 2014
Class A	1.40%
Class B	2.15
Class C	2.15
Class I	0.95
Class K	1.25
Class R	1.65
Class R4	1.15
Class R5	1.00
Class Z	1.15

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage

Annual Report 2014	35

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, investments in partnerships, passive foreign investment company (PFIC) holdings and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$269,044
Accumulated net realized gain	(268,886)
Paid-in capital	(158)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$5,553,651	$59,509
Long-term capital gains	34,180,523	1,930,784
Total	39,734,174	1,990,293

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,794,291
Undistributed long-term capital gains	17,324,604
Net unrealized appreciation	$84,856,734

At May 31, 2014, the cost of investments for federal income tax purposes was $297,794,588 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$93,910,319
Unrealized depreciation	(9,053,585)
Net unrealized appreciation	$84,856,734

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $254,809,361 and $298,245,679, respectively, for the year ended May 31, 2014.

Note 6. Regulatory Settlements

During the year ended May 31, 2013, the Fund received $119,444 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 79.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

36	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended May 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $2,200,000 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 10. Significant Risks

Industrial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these

Annual Report 2014	37

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2014

proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Multi-Advisor Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor Small Cap Value Fund (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 22, 2014

Annual Report 2014	39

Columbia Multi-Advisor Small Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	35.73%
Dividends Received Deduction	34.39%
Capital Gain Dividend	$36,049,015

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

40	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	41

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

42	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	186	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	43

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia

Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010

44	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	45

Columbia Multi-Advisor Small Cap Value Fund

Approval of Investment Management Services and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Multi-Advisor Small Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between Columbia Management and each of Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Turner Investments, L.P. (Turner) (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadvisers

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Board took into account the information it received and reviewed concerning Columbia Management’s ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto, which the Board recalled had added staff and technology resources during 2013. The Board also noted the information it received concerning Columbia Management’s ability to retain its key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS

46	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreements. In the context of the review of the foregoing, the Board also considered Columbia Management’s recommendation at the March and April 2014 Contracts Committee meetings that Turner be replaced due to significant underperformance and other concerns. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreements with each Subadviser (except, in the case of Turner, only for an interim basis until a replacement can be identified and retained), the Board concluded that the services being performed under each Subadvisory Agreement were of a reasonably high quality and, with respect to Turner, an acceptable quality for purposes of renewing its Subadvisory Agreement for only an interim period until a replacement is identified and retained.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund, with the exception of Turner, which the Board concluded was in a position to continue to provide an acceptable quality and level of services to the Fund for purposes of a renewal for only a short-term period until a replacement is identified and retained.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style involved and the particular market environment. The Board observed that appropriate steps (such as changes to management teams) are contemplated to help improve the Fund’s performance.

Additionally, the Board reviewed the performance of each of the Subadvisers and Columbia Management’s process for selecting and monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser, except Turner. With respect to Turner, the Board considered, in particular, management’s rationale for recommending its termination once a replacement is identified and retained.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadvisers from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia

Annual Report 2014	47

Columbia Multi-Advisor Small Cap Value Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy.

Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for each Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadvisers to other client accounts. Based on its review, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consulting firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

48	Annual Report 2014

Columbia Multi-Advisor Small Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	49

Columbia Multi-Advisor Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN203_05_D01_(07/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the sixteen series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$365,400	$349,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$6,000	$8,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2013 also includes Audit-Related Fees for agreed upon procedures related to fund mergers.

The fees for the fiscal years ended May 31, 2014 and May 31, 2013 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2014	2013
$0	$5,000

Fiscal year 2013 includes fees billed for the review of documentation around a change in independent accountant and issuance of consents for Form N-14 merger filings.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$84,200	$78,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2014 also includes Tax Fees for foreign tax filings.

During the fiscal years ended May 31, 2014 and May 31, 2013, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$325,000	$312,500

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$415,200	$403,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 22, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 22, 2014